ALLIANCE CAPITAL
THE HUDSON RIVER TRUST
----------------------

Annual Report
December 31, 1997

--------------------------------------------------------------------------------
ALLIANCE CAPITAL/HUDSON RIVER TRUST
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NOTES ON PERFORMANCE

Performance for each Alliance Portfolio is shown together with comparative benchmarks, including both unmanaged market indices and universes of managed portfolios. The Portfolios' annualized net rates of return are based on the percentage change in the net asset value of Class 1A shares with dividends and capital gains reinvested. Returns are net of investment management fees and expenses of the Trust. Total returns for Class 1B shares will differ due to different expenses. These rates are not representative of the actual return you would receive under a policy. No policyowner can invest directly in the Trust. Changes in policy values depend not only on the investment performance of the Trust, but also on the insurance and administrative charges, applicable sales charges and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. All performance shown is annualized, unless otherwise noted.

THE BENCHMARKS

Market indices are not subject to any charges for investment advisory fees typically associated with a managed portfolio. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Portfolio Inception Dates and Comparative Benchmarks:

Alliance Money Market: July 13, 1981; Salomon Brothers Three-Month T-Bill Index (3-Month T-Bill).

Alliance Intermediate Government Securities: April 1, 1991; Lehman Intermediate Government Bond Index (Lehman Intermediate Gov't).

Alliance Quality Bond: October 1, 1993; Lehman Aggregate Bond Index (Lehman Aggregate).

Alliance High Yield: January 2, 1987; Merrill Lynch High Yield Master Index (Merrill Lynch High Yield).

Alliance Growth & Income: October 1, 1993; 25% Value Line Convertibles Index and 75% Standard & Poor's 500 Index (25% Value Line Conv./75% S&P 500).

Alliance Equity Index: March 1, 1994; S&P 500.

Alliance Common Stock: January 13, 1976; S&P 500.

Alliance Global: August 27, 1987; Morgan Stanley Capital International World Index (MSCI World).

Alliance International: April 3, 1995; Morgan Stanley International Europe, Australia, Far East Index (MSCI EAFE).

Alliance Aggressive Stock: January 27, 1986; 50% Russell 2000/50% S&P Mid Cap.

Alliance Small Cap Growth: May 1, 1997; Russell 2000 Growth.

Alliance Conservative Investors: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% S&P 500 (70% Lehman Treas./30% S&P 500).

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ALLIANCE CAPITAL/HUDSON RIVER TRUST
--------------------------------------------------------------------------------

BENCHMARKS, CONTINUED

Alliance Balanced: January 27, 1986; 50% Lehman Government/Corporate Bond Index and 50% S&P 500 (50% Lehman Corp./50% S&P 500).

Alliance Growth Investors: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% S&P 500 (30% Lehman Corp./70% S&P 500).

The S&P 500 benchmark includes reinvested dividends. The Lipper Mutual Funds Survey (Lipper) records the performance of over 7000 mutual funds. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. Lipper data provides a more accurate picture of Trust performance relative to other funds than the market indices.

GROWTH OF A $10,000 INVESTMENT

The charts shown on each portfolio page illustrates the total value of an assumed investment Class 1A shares of each portfolio of the Hudson River Trust. The periods illustrated are from the inception dates shown for each Portfolio through December 31, 1997 unless noted otherwise. The results assume the reinvestment of dividends and capital gains. Results should not be considered representative of future gains or losses.

The total value shown reflects management fees and operating expenses of the Portfolio only. They have not been adjusted for charges and expenses associated with life insurance policies or annuity contracts. Rates of return on insurance policies and annuity contracts will be lower because of the deduction of contract-related charges.

Information on these pages constitutes part of the annual report of The Hudson River Trust and is not intended for separate use.

ALLIANCE MONEY MARKET PORTFOLIO
================================================================================

As a result of technical factors in the fourth quarter of 1997, we laid out a very distinct strategy in timing yield curve movements. Early in the fourth quarter, while the yield curve was only modestly steep, we geared investments toward late November and mid-December maturity placements. This plan enabled us to take advantage of a steepening yield curve later in the quarter. As funds matured in November and December, we capitalized on the general need of the issuer's year-end financing requirements by extending our maturities while leaving enough cash in the account for year-end liquidity purposes.

As we enter the first quarter of a new year, the yield curve has flattened out, yet the Portfolio is in position to enjoy higher yields without a tremendous need for investing until later on in the quarter.

The Fed's monetary policy will likely remain neutral through the first half of 1998. Circumstances such as our continued tight labor market indicate that our economy is still in a strong enough position to absorb any damage that will be done by the Asian crisis. The Fed should not have any reason to seriously consider interest rate hikes or cuts.

In the meantime, with the Portfolio not having any major maturities for the next several weeks, we are in a position to patiently look for any developments which could influence the short-term markets.

Raymond Papera, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High level of current income, while preserving its assets and maintaining liquidity.

INVESTMENT POLICY
Primarily high-quality U.S. dollar denominated money market instruments.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $573.6 million
Number of Issues ................................. 36
Average Maturity ............................ 39 days

ASSET MIX DISTRIBUTION (BY MATURITY)
1-30 days ...................................... 47.1%
31-60 days ..................................... 25.9%
61-90 days ..................................... 20.7%
91+ days ........................................ 6.3%

ASSET MIX DISTRIBUTION (BY ISSUER)
Banker's Acceptance ............................. 1.6%
Time Deposits ................................... 2.8%
U.S. Government Agency .......................... 1.0%
Corporate Notes ................................. 2.8%
Variable Rate Securities ....................... 14.5%
Certificates of Deposit ......................... 7.4%
Commercial Paper ............................... 69.9%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                              SINCE
                       1 YEAR    3 YRS      5 YRS   10 YRS   INCEPT.
ALLIANCE
MONEY MARKET            5.42%     5.50%      4.69%    5.78%    7.17%

Lipper Money Market     4.90      5.05       4.31     5.40     6.89
3-Month T-Bill          5.23      5.41       4.71     5.61     6.87

The Alliance Money Market Portfolio started operations on July 13, 1981.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested Ten Years Ago on December 31, 1987)

                 Total
  Date           Value
  ----           -----
12/31/87        10,000
12/31/88        10,732
12/31/89        11,717
12/31/90        12,682
12/31/91        13,466
12/31/92        13,942
12/31/93        14,357
12/31/94        14,932
12/31/95        15,790
12/31/96        16,632
12/31/97        17,534
                17,534

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ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

1997 was a year of strong growth for the U.S. economy. Fueled by a tight labor market, which saw unemployment figures hover around 20-year lows for most of the year, and record level consumer confidence, U.S. GDP grew at an estimated 3.8% rate in 1997. In spite of this strong growth, inflation remained remarkably absent for this late in an expansion. Through December, producer prices were down 1.2% from year earlier levels while consumer prices posted a modest 1.7% gain for the same period. In light of the positive inflation environment, the Federal Reserve remained on the sidelines for most of the year after moving once in March to increase rates 0.25%.

The U.S. bond market posted solid returns for the year. The relatively stable interest rate environment throughout most of the year pushed investors to seek higher yields, driving up returns in the yield oriented sectors, corporates and mortgage backed securities (MBS). Late in the year, the effects of the financial turmoil in Southeast Asia spilled over into the U.S. bond market. As the financial crisis in that region of the world grew, investors in search of a safe haven spurred a rally in U.S. government bonds as they rushed to buy U.S. Treasury securities.

As of December 31, 1997, the Portfolio posted returns in-line with its benchmark, the Lehman Intermediate Government Bond Index. While interest rates were range-bound throughout most of the year, we increased the Portfolio's allocation to the MBS sector to increase Portfolio yield. When interest rates pushed decisively lower during the third quarter, we trimmed MBS exposure and exchanged holdings for lower coupon pass-throughs to limit exposure to prepayment risk.

Our outlook for the U.S. remains optimistic. We expect domestic growth to slow from its 1997 pace to a more sustainable 2.5% rate in 1998. The economic slowing in Southeast Asia will further temper U.S. growth in the upcoming year as exports to that region curtail. The Federal Reserve is unlikely to raise interest rates in the short term in light of the likelihood of slowing growth and the desire to keep global liquidity at high levels. Until the repercussions of events in Southeast Asia are fully understood, we expect interest rate volatility to remain elevated. In this environment, the government sector should continue to outperform mortgage pass-throughs.

Patricia J. Young and Jeffrey S. Phlegar, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
High current income consistent with relative stability of principal

INVESTMENT POLICY
Primarily debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Each investment will have a final maturity of not more than 10 years or a duration not exceeding that of a 10-year Treasury note.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $120.2 million
Number of Issues ................................... 20
Average Quality (excluding net cash) ............ Govt.
Average Duration (including net cash) ...... 2.92 years

ASSET MIX DISTRIBUTION (BY DURATION)
0-1 year ........................................ 20.0%
1-3 years ....................................... 33.0%
3-5 years ....................................... 29.9%
5-7 years ....................................... 17.1%

ASSET MIX DISTRIBUTION (BY ISSUER)
Treasury ........................................ 53.0%
Agencies ........................................ 21.7%
Mortgage-Backed Securities ......................  7.8%
CMOs ............................................  6.7%
Short-Term & Cash ............................... 10.8%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                              SINCE
                                  1 YEAR     3 YRS    5 YRS  INCEPT.
ALLIANCE
INTERMEDIATE GOV'T. SEC.            7.29%     8.06%    5.94%  7.00%

Lipper Int. Gov't. Funds Average    8.08      8.68     6.00   7.19
Lehman Intermediate Government      7.72      8.65     6.39   7.47

The Alliance Intermediate Government Securities Portfolio started operations on April 1, 1991.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/91        11,207
12/31/92        11,835
12/31/93        13,087
12/31/94        12,514
12/31/95        14,182
12/31/96        14,718
12/31/97        15,791
                15,791

--------------------------------------------------------------------------------
ALLIANCE QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

The U.S. bond market posted solid returns in 1997. Throughout most of the year, interest rates remained relatively stable and investor demand for yield-oriented securities, corporate bonds as well as mortgage-backed securities, was high. In spite of strong U.S. economic growth, inflation remained almost non-existent, further increasing demand in the bond market. Toward year-end, financial turmoil which began in Southeast Asia, spilled over into other global bond markets, including the U.S. The resulting "flight to quality" spurred a year-end rally in U.S. Treasury securities while negatively impacting returns in the corporate, mortgage and non-U.S. bond sectors.

The Quality Bond Portfolio posted strong positive returns for the year ended December 31, 1997, largely in-line with those of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. Throughout most of the year, the Portfolio's holdings were focused on the non-government sectors. The strong U.S. economy provided solid support for the corporate sector and drove returns for this sector up. Within the corporate sector, an increase in new issuance by Yankee issuers (foreign companies which issue bonds denominated in U.S. dollars) provided significant opportunities. Non-U.S. bonds also posted solid returns during the year. Economic convergence in Europe, as that continent prepares for the launch of the Euro, created opportunities, particularly in the non-core countries (those outside of Germany, France and Italy).

Late in the year, as the effects of the Southeast Asian financial crisis began to be felt in the U.S. markets, we increased the Portfolio's allocation to U.S. Treasury and Agency securities and trimmed exposure to the corporate and mortgage-backed sectors.

Looking forward into 1998, we expect global growth to be slower and inflation pressures to be reduced, as Asia exports cheaper goods to the world and imports less from abroad. In the U.S., economic growth will be tempered by increased global manufacturing capacity and reduced exports. Recent declines in interest rates, lower commodity prices and lower import prices will restrain inflationary pressures. Overall, we expect economic growth to slow to a more moderate pace of 2% - 2.5% during the upcoming year. In the near-term, we expect market volatility to remain high and will maintain the Portfolio's focus on U.S. Government and Agency securities.

Matthew Bloom, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High current income consistent with preservation of capital.

INVESTMENT POLICY
Primarily investment grade fixed income securities.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $203.2 million
Number of Issues ................................... 17
Average Quality (excluding net cash) .............. AA+
Average Duration (including net cash) ....... 5.2 years

ASSET MIX DISTRIBUTION (BY DURATION)
0-1 year ........................................  3.5%
1-2 years ....................................... 14.7%
2-4 years ....................................... 42.9%
4-7 years ....................................... 19.6%
7-10 years ......................................  7.9%
Over 10 years ................................... 11.4%

ASSET MIX DISTRIBUTION (BY ISSUER)
Government Bonds ................................ 64.8%
Domestic Corporates .............................  8.5%
Yankee ..........................................  5.4%
Mortgage-Backed Securities ...................... 14.0%
Non-Dollar Dominated ............................  3.8%
Short-Term & Cash ...............................  3.5%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                            SINCE
                                 1 YEAR        3 YRS       INCEPT.

ALLIANCE QUALITY BOND              9.14%       10.40%       5.80%

Lipper Corporate Debt A-Rated      9.17        10.01        5.82
Lehman Aggregate                   9.65        10.42        6.51

The Alliance Quality Bond Portfolio started operations on October 1, 1993.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/93         9,949
12/31/94         9,442
12/31/95        11,050
12/31/96        11,642
12/31/97        12,706
                12,706

--------------------------------------------------------------------------------
ALLIANCE HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

The high yield market experienced its third consecutive banner year. Most high yield indices outperformed other fixed income markets by 2 to 3%. Record levels of new issuance and robust mutual fund inflows dominated the market in 1997 for the second year in a row.

The Alliance High Yield Portfolio had an outstanding year, outperforming its Lipper peer group by about 5%. This outperformance was primarily due to: an overweighting in media and telecommunications stocks and a greater emphasis on single B credits offering more relative value and yield potential.

We feel quite positive about the outlook for the overall economy as well as the high yield market. Even with slightly lower growth levels in the U.S., inflation remains low and interest rates remain relatively stable. In the high yield market, we believe that credit selection will play a major role in high yield investing going forward. In addition, steering clear of those credits that will be most affected by the Asian crisis will also be an important tactic.

Wayne Tappe, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

INVESTMENT POLICY
Primarily a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high-quality fixed income securities.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $421.8 million
Number of Issues ................................... 81
Average Quality (excluding net cash) ................ B
Average Duration (including net cash) ....... 4.8 years

ASSET MIX DISTRIBUTION (BY QUALITY)
AAA-BBB ......................................... 10.0%
BB-B ............................................ 85.7%
CCC and below ...................................  4.3%

ASSET MIX DISTRIBUTION (BY ISSUER)
Corporate Bonds ................................. 80.0%
Foreign Bonds ................................... 10.0%
Short-Term & Cash ............................... 10.0%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                              SINCE
                       1 YEAR    3 YRS     5 YRS    10 YRS   INCEPT.
ALLIANCE
HIGH YIELD              18.48%   20.42%    15.89%    12.80%   12.04%

Lipper High Yield       12.96    14.17     11.36     10.66     9.78
ML Master High Yield    12.83    14.54     11.72     12.09    11.39

The Alliance High Yield Portfolio started operations on January 2, 1987.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested Ten Years Ago on December 31, 1987)

                 Total
  Date           Value
  ----           -----
12/31/87        10,000
12/31/88        10,975
12/31/89        11,538
12/31/90        11,410
12/31/91        14,203
12/31/92        15,952
12/31/93        19,645
12/31/94        19,100
12/31/95        22,904
12/31/96        28,145
12/31/97        33,348
                33,348

--------------------------------------------------------------------------------
ALLIANCE GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

The U.S. equity markets grew strongly in 1997 as the S&P 500 rose 33.4%. The S&P 500 has risen 125% in the past three years. Indices comprised of smaller stocks than the S&P 500 exhibited less robust results, with the S&P 400 mid-cap index up 32.3%, the S&P 600 small-cap index up 25.6% and the Russell 2000 Index up 22.4%. Growth stocks, driven by investor cash flow and earnings momentum, significantly outperformed value stocks whose performance is based more on low valuations to earnings.

The Portfolio's conservative focus on low valuation, high-dividend paying companies prevented it from fully participating in the market rally. The portfolio underperformed compared to its unmanaged benchmark, 75% S&P 500 and 25% Value Line Convertibles. The results of the Portfolio were essentially identical to those of its peer group, the Lipper Growth and Income Funds universe, however.

Looking forward, the S&P 500 Index is trading at a P/E multiple of 19-20x reasonable 1998 operating earnings. During historical periods with analogous inflation and interest rate dynamics, fiscal and monetary discipline, and competitive position of domestic corporations, the market multiple has typically ranged from 18-22x forward earnings. The market is therefore probably fairly valued. The economy is growing above trend, and since the beginning of 1996, the labor markets and goods markets have tightened more or less continuously. This situation will probably not last much longer. The economy may slow without intervention as Far Eastern economies drag down global growth. This scenario may benefit bonds more than stocks. Alternatively, the Fed will be forced to tighten if the economy remains strong. Such an action would affect both bonds and stocks. In any event, we continue to target investments in undervalued, quality companies with reasonable growth profiles.

W. Theodore Kuck and Paul Rissman, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
High return through a combination of current income and capital appreciation.

INVESTMENT POLICY
Primarily income-producing common stocks and securities convertible into common stocks.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $587.8 million
Number of Issues .................................. 125

LARGEST EQUITY HOLDINGS
Chase Manhattan Corp. ........................... Banks
RJR Nabisco Holdings Corp. .................... Tobacco
Texaco, Inc. ...................... Oil - International
MCI Communications Corp............. Telecommunications
First Data Corp. ............ Office Equipment Services
Campbell Soup Company ........................... Foods
Citicorp ........................................ Banks
Schering Plough Corp................... Pharmaceuticals
USX-Marathon Group, Inc. .......... Oil - International
Morgan Stanley, Dean Witter, Discover.. Financial Svcs.

ASSET MIX DISTRIBUTION
Common Stock .................................... 84.2%
Preferred Stock .................................  3.4%
Bonds (Convertible) .............................  8.8%
Short-Term & Cash ...............................  3.6%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                            SINCE
                                      1 YEAR      3 YRS    INCEPT.

ALLIANCE GROWTH & INCOME               26.90%     23.65%    15.94%

Lipper Growth & Income.                27.14      26.49     18.48
25% Value Line Conv./75% S&P 500       29.54      28.62     20.14

The Alliance Growth & Income Portfolio started operations on October 1, 1993.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/93         9,975
12/31/94         9,917
12/31/95        12,305
12/31/96        14,777
12/31/97        18,751
                18,751

--------------------------------------------------------------------------------
ALLIANCE EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

Despite market volatility toward the end of 1997, the Equity Index Portfolio enjoyed another outstanding year, returning 32.58%. The Alliance Equity Index Portfolio is the only passively managed portfolio within The Hudson River Trust. Using a stratified sampling technique, the Portfolio is constructed to track the investment results of the S&P 500. It remains fully invested in stocks.

Judith Maglio, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Total return before expenses that approximates the total return performance of the Standard & Poor's 500 Index ("the Index"), including reinvestment of dividends, at a risk level consistent with that of the Index.

INVESTMENT POLICY
Selected securities in the Index which the adviser believes will, in the aggregate, approximate the performance results of the Index.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $943.7 million
Number of Issues ................................ 444

LARGEST EQUITY HOLDINGS
General Electric Co............. Electrical Equipment
Coca-Cola Co. ............................. Beverages
Microsoft Corp. ........... Office Equipment Services
Exxon Corp. ..................... Oil - International
Merck & Co., Inc..................... Pharmaceuticals
Royal Dutch Petroleum Co. (ADR) . Oil - International
Intel Corp. ............................. Electronics
Philip Morris Cos., Inc. .................... Tobacco
Procter & Gamble Corp. ............. Soaps/Toiletries
IBM Corp............................ Office Equipment

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                        SINCE
                                 1 YEAR      3 YRS     INCEPT.

ALLIANCE EQUITY INDEX             32.58%     30.35%     23.35%

Lipper S&P 500 Index Avg.         32.60      30.49      23.31
S&P 500                           33.36      31.15      23.84

The Alliance Equity Index Portfolio started operations on March 1, 1994.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/94        10,108
12/31/95        13,796
12/31/96        16,884
12/31/97        22,385
                22,385

ALLIANCE COMMON STOCK PORTFOLIO


The first half of 1997 was marked by continued leadership by very large capitalization growth stocks and, in March and April, a sharp correction which was particularly severe in the technology sector and in the over-the-counter market.

The Portfolio has always emphasized stocks of companies that are somewhat smaller than those that dominate the S&P 500. This, coupled with our strong emphasis on the technology sector, made for relative underperformance in the first few months of 1997. In the last half of the year, these same sectors came back strongly and the market rally broadened out, affording a better environment for stocks below the top tier in size and quality.

Technology and financial services have been the major areas of emphasis in the Portfolio for the last several years. Specifically, within the technology sector, we have stressed networking and communications. We continue to see above average potential in both the technology and financial services sectors.

The very favorable combination of solid growth and low inflation has led to another year of strong equity returns. The recent collapse of both stock markets and currencies in several Asian countries delivered a brief shock to the U.S. market. However, the U.S. market has quickly regained its footing and rebounded strongly. Current conditions appear favorable for continued stock market gains in the U.S.

Nevertheless, we could caution that we have now experienced several years of strong results and that common sense and experience suggest that future gains will be more moderate. While there is no immediate evidence to suggest a reversal of fortune, we note that the bull market has benefited greatly from a secular decline in interest rates which is now 15 years old. That said, the immediate outlook for both the U.S. economy and the stock market appears favorable.

Tyler Smith, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily common stock and other equity-type instruments.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $9.6 billion
Number of Issues ................................ 110

LARGEST EQUITY HOLDINGS
Cendant Corp................................. Leisure
Cisco Systems, Inc....................... Electronics
WorldCom, Inc.+ .................. Telecommunications
Travelers Group, Inc....................... Insurance
American International Group, Inc.......... Insurance
MBNA Corp. ....................... Financial Services
Philip Morris Cos., Inc...................... Tobacco
American Express Co. ............. Financial Services
Merck & Co., Inc..................... Pharmaceuticals
Loews Corp................................... Tobacco

+Includes convertibles

ASSET MIX DISTRIBUTION
Common Stock ................................... 92.3%
Preferred Stock ................................ 0.6%
Short-Term & Cash .............................. 7.1%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                              SINCE
ALLIANCE         1 YEAR    3 YRS    5 YRS   10 YRS  20 YRS   INCEPT.
COMMON
STOCK             29.40%   28.66%   21.08%   18.00%  17.56%   15.83%

Lipper Growth     25.30    25.11    16.47    15.93   15.73    15.50
S&P 500           33.36    31.15    20.27    18.05   16.66    15.44

The Alliance Common Stock Portfolio started operations on January 13, 1976.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested Ten Years Ago on December 31, 1987)

                 Total
  Date           Value
  ----           -----
12/31/87        10,000
12/31/88        12,244
12/31/89        15,378
12/31/90        14,130
12/31/91        19,484
12/31/92        20,110
12/31/93        25,105
12/31/94        24,567
12/31/95        32,539
12/31/96        40,439
12/31/97        52,328
                52,328

--------------------------------------------------------------------------------
ALLIANCE GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

European markets rose approximately 38%, modestly outpacing the S&P 500, but dollar-based performance was reduced to 24% by currency weakness. Japan's market fell approximately 24%, including 11% in currency losses, versus the dollar. The emerging markets of Southeast Asia lost approximately 48%. Large capitalization shares significantly outperformed smaller issues.

In the global environment of low inflation, stable prices, and low interest rates, growth stocks again performed strongly. The Portfolio maintained its heavy concentration in growth stocks in 1997. Additionally, we added significantly to our holdings in European restructuring candidates during the year.

European and U.S. shares provided most of the Portfolio's gains, while our Asia/Pacific exposure pulled down overall performance. However, our Japanese emphasis on exporters and growth issues produced good relative returns.

At year end, European markets remain attractively valued relative to the U.S. European companies with serious commitment to restructuring will be further added to the core growth Portfolio. Japanese holdings will remain heavily concentrated on exporters and growth shares. Our U.S. Portfolio continues to emphasize technology and financial issues. Technology investments are concentrated in networking, communication and software. In developing markets, we are selectively buying companies which we believe can produce significant positive earnings surprises for the foreseeable future.

Ronald Simcoe, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily equity securities of non-United States companies as well as United States issuers.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $1.2 billion
Number of Issues ................................ 491
Number of Countries Represented .................  38

LARGEST EQUITY HOLDINGS
Cendant Corp. ............................... Leisure
Cisco Systems, Inc. ..................... Electronics
WorldCom, Inc.+ .................. Telecommunications
Travelers Group, Inc. ..................... Insurance
Philip Morris Cos., Inc. .................... Tobacco

+ includes convertible securities

DISTRIBUTION OF INVESTMENTS BY COUNTRY
Canada ........................................  1.2%
Japan .........................................  9.9%
Southeast Asia ................................  1.7%
Latin America .................................  1.5%
United Kingdom ................................ 11.4%
Scandinavia ...................................  4.0%
New Zealand & Australia .......................  1.7%
United States ................................. 45.5%
Other European Countries ...................... 15.1%
Short-Term & Cash .............................  8.0%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                              SINCE
                   1 YEAR     3 YRS       5 YRS     10 YRS   INCEPT.
ALLIANCE
GLOBAL              11.66%    14.99%      16.15%     13.74%   11.70%

Lipper Global       13.04     15.20       13.76      11.50     9.10
MSCI World          15.76     16.62       15.34      10.57     8.22

The Alliance Global Portfolio started operations on August 27, 1987.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested Ten Years Ago on December 31, 1987)

                 Total
  Date           Value
  ----           -----
12/31/87        10,000
12/31/88        11,088
12/31/89        14,054
12/31/90        13,200
12/31/91        17,225
12/31/92        17,142
12/31/93        22,644
12/31/94        23,828
12/31/95        28,311
12/31/96        32,450
12/31/97        36,234
                36,234

--------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

The Alliance International Portfolio trailed its unmanaged benchmark, the MSCI EAFE Index, for the year ended December 31, 1997 due to over exposure to smaller capitalization issues which dramatically underperformed larger capitalization stocks for the year. EAFE rose 1.8% as strong European markets were able to overcome poor returns in the Asia/Pacific region. The MSCI Europe Index advanced 38% for the year, but dollar based performance was reduced to 24% by currency weaknesses. Japan fell 24%, including an 11% yen depreciation versus the dollar. Southeast Asian markets lost 48%, more than half of which was currency related. Large capitalization shares significantly outperformed smaller issues. European restructuring stocks overtook growth shares to become the year's star performers. With the exception of energy related issues, most cyclicals performed poorly.

Our European holdings remain concentrated in growth stocks. We made significant additions to financials and globally competitive exporters during the year and expect to continue buying restructuring candidates during 1998. Our Japanese positions in exporters and domestic growth shares produced good relative returns. However, we sold domestic cyclical issues throughout the year as the Japanese government failed to respond to consumer concerns about the economy. The small developing markets of Southeast Asia have been forced to pay the price for aggressive corporate borrowing in dollars. Therefore, we reduced holdings in the region during the second half of 1997 and increased holdings in Mexico and Eastern Europe.

The weakness in Asian economies should produce a year of modest international growth in 1998. Several Asian countries, including Korea, may experience negative growth rates. As a result, the policy response of the American and Japanese central banks bears watching. Continued reductions in global inflation expectations are likely, and this should boost global bond markets. In this environment, companies which can project visible earnings growth are likely to perform well. While we are concerned by the historically high valuations being accorded equity markets, we continue to believe we can identify attractive international investment ideas.

Ronald Simcoe, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily equity securities selected principally to permit participation in non-United States companies with prospects for growth.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $193.9 million
Number of Issues ................................ 500
Number of Countries Represented .................. 37

LARGEST EQUITY HOLDINGS
Compass Group PLC.................. Contract Catering
Cie Generale des Geophysique (ADR)....... Oil Service
Magyar Tavkoslesi (ADR).......... Utility - Telephone
Scandic Hotels AB ........................... Lodging
Canadian Fracmaster Ltd. ................ Oil Service

DISTRIBUTION OF INVESTMENTS BY COUNTRY
Canada ........................................  2.0%
Japan ......................................... 20.6%
Southeast Asia ................................  3.9%
Latin America .................................  4.5%
United Kingdom ................................ 18.7%
Scandinavia ...................................  9.9%
New Zealand & Australia .......................  4.3%
Other European Countries ...................... 29.3%
Short-Term & Cash .............................  6.8%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                              SINCE
                                1 YEAR       INCEPT.

ALLIANCE INTERNATIONAL           (2.98)%      6.39%

Lipper International              5.44        9.87
MSCI EAFE                         1.78        6.15

The Alliance International Portfolio started operations on April 3, 1995.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/95        11,129
12/31/96        12,221
12/31/97        11,857
                11,857

--------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK PORTFOLIO
--------------------------------------------------------------------------------

During recent months, we have made some changes in the Portfolio's investment strategies that were implemented back in 1994 and 1995. First, within the energy sector, we have eliminated our holdings in offshore drillers. However, we are still bullish about onshore drillers. We continue to see a tightening in the demand/supply for oil tankers similar to the demand crunch faced by drilling rig operators over the last two years. As a result, we have purchased several holdings which we believe will benefit from this trend.

On the cyclical side, we continue to look for industries where demand is growing much greater than supply and capacity to meet demand is insufficient. As a result, companies can raise prices to meet this greater demand and most of this falls right to the bottom line as incremental profitability. We maintain our overweight positions in the airline industry, hotel industry, and rental car industry, believing that they exhibit superior pricing power.

We have added to the Portfolio's health care holdings, focusing specifically on biotechnology companies with products either approved by the FDA or nearing the end of the approval process. Therefore, many of the risk hurdles that these companies typically face are already behind them.

Alden Stewart and Randall Haase, Portfolio Managers

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily common stocks and other equity-type securities issued by medium- and other smaller-sized companies with strong growth potential.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................. $4.7 billion
Number of Issues ................................. 70

LARGEST EQUITY HOLDINGS
Republic Industries, Inc. ...... Automotive Retailing
Continental Airlines, Inc. (Class B)........ Airlines
Diamond Offshore Drilling, Inc. ... Offshore Drilling
CNAFinancial Corp. ........................ Insurance
ITT Corp. ..................................  Leisure
Delta Airlines, Inc. ....................... Airlines
Comcast Corp. (Class A) .......... Cable Broadcasting
Centocor, Inc. ........................ Biotechnology
Crompton & Knowles Corp. ........ Chemicals Specialty
Telephone & Data Systems, Inc. .. Utility - Telephone

ASSET MIX DISTRIBUTION
Common Stock ................................... 95.4%
Short-Term & Cash ..............................  4.6%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                                 SINCE
                          1 YEAR    3 YRS     5 YRS    10 YRS   INCEPT.
ALLIANCE
AGGRESSIVE STOCK           10.94    21.29     14.92     19.00    19.41

Lipper Sm. Co. Growth      19.63    22.51     15.24     16.50    14.06
50% Russell 2000/          27.31    24.88     17.11     17.74    15.12
50% S&P 400 Mid-Cap

The Alliance Aggressive Stock Portfolio started operations on January 27, 1986.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested Ten Years Ago on December 31, 1987)

                 Total
  Date           Value
  ----           -----
12/31/87        10,000
12/31/88        10,114
12/31/89        14,512
12/31/90        15,697
12/31/91        29,333
12/31/92        28,403
12/31/93        33,165
12/31/94        31,899
12/31/95        41,991
12/31/96        51,314
12/31/97        56,927
                56,927

--------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

1997 showed continued strength in the equity markets, although the gains were not evenly distributed among various capitalization ranges or styles. Small cap issues underperformed large cap issues for the fourth consecutive year with the S&P 500 rising 33.4% versus 22.4% for the Russell 2000. Even more striking and relevant for investors in this Portfolio was the performance differential in small cap growth stocks and value stocks. The Russell 2000 Value Index gained 31.8% versus 12.9% for the Growth Index, marking the most significant divergence between growth and value strategies in quite some time. This created a more difficult environment for small cap growth investors to prosper in.

Early investors in this Portfolio, however, benefited from a fortuitous launch date as the small cap growth market bottomed a few weeks before the May 1 start date. The Alliance Small Cap Growth Portfolio returned 26.7% versus 27.7% for the Russell 2000 Growth Index. The slight underperformance was driven largely by the negative impact of investing significant cash inflows in a rising equity market.

The Portfolio ended the year with sector overweights in business services and consumer cyclicals, and an underweighted position in financial services.

Going forward, the Portfolio will continue to focus on companies with accelerating operating fundamentals, reasonable valuations and strong management teams. Small cap growth stock investing should remain a powerful option for long term-oriented investors.

Michael Gaffney, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
Long-term growth of capital.

INVESTMENT POLICY
Primarily U.S. common stocks and other equity-type securities of smaller companies with favorable growth prospects.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ........................... $141.0 million
Number of Issues ................................ 103

LARGEST EQUITY HOLDINGS
Crompton & Knowles Corp. ...... Chemicals - Specialty
Budget Group, Inc. ..................... Auto Related
Ha-Lo Industries, Inc. ........ Professional Services
Comverse Technology, Inc.  Telecom Equipment Services
Mohawk Industries, Inc. ............ Apparel, Textile
Sinclair Broadcast Group ..... TV, Radio Broadcasting
ACC Corp. ........................ Telecommunications
Atlantic Coast Airlines, Inc. .............. Airlines
Jones Medical Industries, Inc. ...... Pharmaceuticals
Carematrix Corp. .............. Professional Services

ASSET MIX DISTRIBUTION
Common Stock ...................................97.5%
Short-Term & Cash .............................. 2.5%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                            SINCE INCEPTION
                                             (Unannualized)

ALLIANCE SMALL CAP GROWTH                        26.74%

Lipper Small Company Growth Funds Avg            29.36
Russell 2000                                     27.66

The Alliance Small Cap Growth Portfolio started operations on May 1, 1997.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/97        12,674
                12,674

--------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

During 1997, the U.S. capital markets bested their longer term, average rates of return. The bond market, as measured by the Lehman Brothers
Government/Corporate Bond Index, produced a 9.8% rate of return. Equity markets generated returns in excess of 20% for the third year in a row, with the S&P 500 Stock Index producing a 33.4% return.

Investment returns for the year should be viewed in three phases -- the first quarter, the second quarter and early into the fourth quarter. During the first quarter, returns were adversely affected by the upward ratchet in the Fed funds rate as the Federal Reserve reacted to a strong performance by the economy in its sixth year of recovery. Investors, fearful of additional rate hikes, put selling pressure on bond prices.

As the second quarter unfolded, economic growth continued at a strong pace, but was also characterized by surprisingly strong advances in productivity, profits and lower rates of inflation. This was celebrated with both rising bond and stock prices.

Early in the fourth quarter, the growing turmoil in the Asian financial markets began to affect the capital markets in the industrialized nations. Economists started to lower their expectations for world growth and investors became increasingly worried about overseas growth prospects for U.S. companies. The upheaval in the Asian financial markets continued to ricochet around the region, eventually threatening the stability of the Hong Kong dollar - a currency long viewed by investors as a bedrock currency. World governments and multi-lateral institutions such as the International Monetary Fund (IMF) and the World Bank responded to the region's liquidity and asset crises. These efforts to stabilize the regional markets should be successful given enough time. However, the ongoing uncertainty and changing perceptions about growth prospects will introduce more volatility into global capital markets. Indeed we are maintaining a modest cash position of some 10% to take advantage of any price opportunities as they develop.

For the year, fixed income securities - the dominant asset class of the portfolio - returned 9.64%. The equity portion of the portfolio was negatively affected by exposure to foreign stocks and the concentration of money flows into a limited number of U.S. equities. For example, the 25 largest stocks in the S&P 500 rose 34%, while the remaining 475 companies underperformed the index.

Our portfolio selection continues to focus on company fundamentals, earnings growth and relative valuation levels. Although we expect the rate of growth in profits will moderate as economic growth slows, stock prices should be supported by the continued low levels of inflation and interest rates that will accompany that slower growth.

Robert G. Heisterberg, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High total return without, in the adviser's opinion, undue risk to principal.

INVESTMENT POLICY
A diversified mix of publicly traded fixed-income and equity securities; asset mix and security selection are primarily based upon factors expected to reduce risk.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ................................ $313.5 million
Number of U.S. Equity Issues .......................... 124
Average Quality (excluding net cash) .................. AA+
Average Duration (including net cash) .......... 9.2 years

LARGEST EQUITY HOLDINGS
Philip Morris Cos., Inc. ......................... Tobacco
Cisco Systems, Inc. .......................... Electronics
Morgan Stanley, Dean Witter, Discover .... Financial Svcs.
Travelers Group, Inc. .......................... Insurance
General Electric Co. ................ Electrical Equipment
Tyco International Ltd. .. Diversified Manufacturing Oper.
Pfizer, Inc. ............................. Pharmaceuticals
Gillete Corp. .......................... Soaps &Toiletries
Worldcom, Inc. ........................ Telecommunications
Sunbeam Corp. ....................... Household Appliances


ASSET MIX DISTRIBUTION
Domestic Stock ..................................... 24.9%
Foreign Stock ......................................  5.8%
Bonds .............................................. 54.0%
Short-Term & Cash .................................. 15.3%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                              SINCE
                                   1 YEAR    3 YRS    5 YRS  INCEPT.
ALLIANCE
CONSERVATIVE INVESTORS              13.25%   12.79%    8.79%   9.53%

Lipper Flexible Portfolio           18.69    19.44    13.14   12.15
70% Lehman Treas./30% S&P 500       16.71    17.18    11.87   11.39

The Alliance Conservative Investors Portfolio started operations on October 2, 1989.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/89        10,309
12/31/90        10,969
12/31/91        13,144
12/31/92        13,905
12/31/93        15,402
12/31/94        14,771
12/31/95        17,785
12/31/96        18,712
12/31/97        21,192
                21,192

--------------------------------------------------------------------------------
ALLIANCE BALANCED PORTFOLIO
--------------------------------------------------------------------------------

U.S. capital markets turned in another set of extraordinary returns in 1997. More significant, 1997 was the third year in a row of returns well above the long-term averages. The S&P 500 Index's 33.4% return for the year far outpaced the broader stock indices that still delivered respectable double-digit returns. In contrast to 1996, fixed income markets yielded returns well above the historical average; the Lehman Brothers Government/Corporate Bond Index tacked on 10%. International equities severely underperformed both U.S. stocks and fixed income securities largely because of continuing problems in Japan and the Asian region.

The volatility in capital markets increased as the year progressed, mirroring more pronounced swings in investor sentiment. As the year began, investors' concerns about strong economic growth and prospects for more monetary restraint weighed upon the capital markets. The 25 basis point hike in the Federal funds rate in the first quarter only produced fears of further rate increases. When strong economic growth continued in the second quarter, accompanied by unexpected advances in productivity, profits, low rates of inflation, and low unemployment rates not experienced in 25 years, bond and stock prices moved sharply higher.

Just as investors were becoming increasingly comfortable with the notion of a higher, non-inflationary growth path for the economy and superior rates of profitability, turmoil in the emerging Asian capital and currency markets began to affect the capital markets in the developed world. Investors began to revise downward their forecasts for global economic growth and profitability as conditions in Asia deteriorated. Official multi-lateral institutions like the International Monetary Fund (IMF) and world governments responded to the region's liquidity and currency crises. We believe these efforts will be successful in stabilizing conditions in the region. However, it will take time and investor perceptions will remain volatile as these countries strive to recover above-average economic growth.

The fixed income portion of the portfolio produced satisfactory returns. The equity portion, however, was adversely affected by exposure to international equities and the concentrated nature of money flows into a narrow spectrum of U.S. stocks. For example, 475 companies in the S&P 500 stocks underperformed the index with only 25 companies gaining 34% and beating the 33.4% return posted by the index.

The phenomenon of highly concentrated performance did reverse itself during the July - October period, only to return once again as investors responded to the turmoil in Asia. Our investment selection process continues to focus on strong growth fundamentals that are reasonably priced. We believe higher stock prices will be supported by benign inflation and low interest rates even though we expect a slowing in the rate of economic growth and profits.

Robert G. Heisterberg, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High return through a combination of current income and capital appreciation.

INVESTMENT POLICY
Primarily common stocks, publicly traded debt securities and high-quality money market instruments.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ................................. $1.7 billion
Number of U.S. Equity Issues ........................ 169
Average Quality (excluding net cash) ................ AA+
Average Duration (including net cash) ......... 8.3 years

LARGEST EQUITY HOLDINGS
Philip Morris Cos., Inc. ........................ Tobacco
Cisco Systems, Inc. ......................... Electronics
Morgan Stanley, Dean Witter, Discover ... Financial Svcs.
Travelers Group, Inc. ......................... Insurance
General Electric Co. ............... Electrical Equipment
Tyco International Ltd. .. Diversified Manufacturing Oper.
WorldCom, Inc.+....................... Telecommunications
Pfizer, Inc. ............................ Pharmaceuticals
Nabors Industries, Inc.+.............. Oil & Gas Drilling
MBNA Corporation...................... Financial Services

+Includes convertibles

ASSET MIX DISTRIBUTION
Domestic Stocks ................................... 39.9%
Foreign Stocks ....................................  9.1%
Convertibles ......................................  2.9%
Bonds ............................................. 42.0%
Short-Term & Cash .................................  6.1%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                                 SINCE
                          1 YEAR    3 YRS     5 YRS    10 YRS   INCEPT.

ALLIANCE BALANCED          15.06%   15.45%     9.71%    12.04%   12.30%

Lipper Balanced            19.00    19.44     13.20     12.92    12.33
50% Lehman Corp./          21.56    21.68     14.63     21.19    13.97
50% S&P 500

The Alliance Balanced Portfolio started operations on January 27, 1986.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested Ten Years Ago on December 31, 1987)

                 Total
  Date           Value
  ----           -----
12/31/87        10,000
12/31/88        11,327
12/31/89        14,253
12/31/90        14,288
12/31/91        20,183
12/31/92        19,615
12/31/93        22,025
12/31/94        20,257
12/31/95        24,258
12/31/96        27,091
12/31/97        31,171
                31,171

--------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

For the third year in a row, U.S. equities produced returns well above their longer term average. The S&P 500 Index gained 33.4% while the Russell 2000 Index generated a 22% return. Once again the large capitalization issues dominated the performance of the averages. The 25 largest stocks in the S&P 500 rose 34%, with the remaining 475 equities underperforming the index. Portfolio diversification in the U.S. equity market meant performance suffered. There was an even larger gap in performance when international equities were compared with U.S. stocks. The EAFE Index -- a broad composite of international stocks -- produced only a 1.8% gain for the year.

Commentary on the performance of the U.S. capital markets in 1997 should be divided into three segments. During the first quarter, returns were adversely affected by an uptick in the Federal funds rate. Fearful of further rate hikes, investors drove bond prices lower. In the early spring, investors began to reassess their outlook with a continued flow of good news about productivity gains, profits and surprisingly benign inflation. Investors became encouraged by unemployment rates not seen in decades. Stock prices rose to new highs and bonds began to generate positive returns.

By early fall, the U.S. markets became unnerved by the collapse in the currency and capital markets in Asia. Investors lowered their expectations for global growth and reassessed the prospects for an economic recovery in Japan given the importance of the Asian region to Japan's export growth and banking system. World governments and multi-lateral institutions like the IMF and the World Bank moved to stabilize conditions in the region. While we expect those efforts will be successful given enough time and that growth will resume, the ongoing uncertainty and changing perceptions about growth prospects will introduce more volatility into global capital markets.

The Portfolio's performance was negatively affected by two principal factors: the concentration of returns in the U.S. market in a few, large capitalization stocks and the exposure of about 17% of the portfolio to international equities. At year end, we had a modest cash position of some 0.5% and plan to take advantage of any price opportunities that might develop in an environment of increased volatility.

Looking forward, we expect a slowing in the rate of economic growth. That slowdown reflects the combination of shrinking export markets, a surge in imports and a strong dollar. Nonetheless, inflation and interest rates should remain benign and provide support for equity valuations.

Robert G. Heisterberg, Portfolio Manager

================================================================================

INVESTMENT OBJECTIVE
High total return consistent with the adviser's determination of reasonable risk.

INVESTMENT POLICY
A diversified mix of publicly traded fixed-income and equity securities; asset mix and security selection based upon factors expected to increase possibility of high long-term return.

PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1997
Net Assets ............................... $1.7 billion
Number of U.S. Equity Issues ...................... 177
Average Quality (excluding net cash) .............. AA+
Average Duration (including net cash) ....... 8.4 years

LARGEST EQUITY HOLDINGS
Philip Morris Cos., Inc. ...................... Tobacco
Morgan Stanley, Dean Witter, Discover .. Financial Svcs.
Cisco Systems, Inc. ....................... Electronics
WorldCom, Inc.+..................... Telecommunications
General Electric Co. ............. Electrical Equipment
Travelers Group, Inc. ....................... Insurance
Nabors Industries, Inc.+............ Oil & Gas Drilling
Life Re Corp. ............................... Insurance
ITT Corp. ..................................... Leisure
Noble Drilling Corp. ...... Oil Supplies & Construction

+Includes convertibles

ASSET MIX DISTRIBUTION
Domestic Stock ................................... 53.5%
Foreign Stock .................................... 13.9%
Convertibles .....................................  2.3%
Bonds ............................................ 19.3%
Short-Term & Cash ................................ 11.0%

ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1997

                                                               SINCE
ALLIANCE                          1 YEAR     3 YRS    5 YRS   INCEPT.

GROWTH INVESTORS                   16.87%    18.48%   13.17%   15.73%

Lipper Flexible Portfolio          18.69     19.44    13.14    12.15
30% Lehman Corp./70% S&P 500       26.28     25.64    17.02    14.48

The Alliance Growth Investors Portfolio started operations on October 2, 1989.

GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1997
(Invested at Inception)

                 Total
  Date           Value
  ----           -----
12/31/89        10,399
12/31/90        11,503
12/31/91        17,129
12/31/92        17,974
12/31/93        20,717
12/31/94        20,066
12/31/95        25,357
12/31/96        28,555
12/31/97        33,371
                33,371

THE HUDSON RIVER TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                                      ALLIANCE
                                                                    INTERMEDIATE                                    ALLIANCE
                                                      ALLIANCE       GOVERNMENT      ALLIANCE        ALLIANCE      GROWTH AND
                                                    MONEY MARKET     SECURITIES    QUALITY BOND     HIGH YIELD       INCOME
                                                      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                      ---------      ---------       ---------      ---------       ---------
ASSETS:
Investments at value (Notes 1 and 4)..............  $ 551,218,667   $114,937,264   $199,082,370    $409,444,270   $584,091,770
Cash .............................................        250,597        150,271      1,850,749       3,867,754        136,662
Receivable for securities sold....................             --      8,514,530             --              --             --
Collateral held for securities loaned
 (Note 1) ........................................             --     14,877,570     20,317,896              --     83,697,400
Receivable from Separate Accounts for Trust
 shares sold......................................     20,699,118        216,925        202,284       3,871,282      4,484,564
Unrealized appreciation of forward currency
 contracts (Notes 1 and 4)........................             --             --        230,830              --             --
Dividends, interest and other receivables.........      2,952,078      1,470,759      2,012,816       9,027,978      1,310,011
                                                    -------------   ------------   ------------    ------------   ------------
  Total assets....................................    575,120,460    140,167,319    223,696,945     426,211,284    673,720,407
                                                    -------------   ------------   ------------    ------------   ------------
LIABILITIES:
Options written at value (Premiums received:
 Alliance Common Stock Portfolio--$103,560,700)
(Notes 1 and 4) ..................................             --             --             --              --             --
Payable to custodian..............................             --             --             --              --             --
Payable for securities purchased..................             --      5,013,423             --       4,100,000      1,517,259
Payable for collateral received on securities
 loaned ..........................................             --     14,877,570     20,317,896              --     83,697,400
Payable to Separate Accounts for Trust shares
 redeemed ........................................      1,207,497         27,928         17,806          16,591        397,040
Variation margin payable on futures contracts ....             --             --             --              --             --
Distribution fees payable.........................         24,848            988             --          12,299          6,670
Investment advisory fees payable..................        175,017         52,732         95,141         220,448        280,754
Trustees' fees payable............................         29,067          6,308          6,466           8,897          7,871
Accrued expenses..................................         48,581         22,474         26,158          42,171         57,520
                                                    -------------   ------------   ------------    ------------   ------------
  Total liabilities...............................      1,485,010     20,001,423     20,463,467       4,400,406     85,964,514
                                                    -------------   ------------   ------------    ------------   ------------
NET ASSETS........................................  $ 573,635,450   $120,165,896   $203,233,478    $421,810,878   $587,755,893
                                                    =============   ============   ============    ============   ============
Investments at cost...............................  $ 551,106,796   $113,600,359   $197,176,185    $401,820,273   $511,226,533
                                                    =============   ============   ============    ============   ============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital..................................  $ 573,354,238   $127,643,383   $201,320,004    $412,006,119   $507,451,775
 Accumulated undistributed (overdistributed)
  net investment income...........................        149,936         17,556        321,561          29,459         (7,871)
 Accumulated undistributed net realized
  gain (loss) ....................................         19,405     (8,831,948)      (541,234)      2,151,303      7,446,752
 Unrealized appreciation/depreciation on
  investments and foreign currency denominated
  assets and liabilities..........................        111,871      1,336,905      2,133,147       7,623,997     72,865,237
                                                    -------------   ------------   ------------    ------------   ------------
NET ASSETS........................................  $ 573,635,450   $120,165,896   $203,233,478    $421,810,878   $587,755,893
                                                    =============   ============   ============    ============   ============
CLASS IA SHARES:
Net Assets........................................  $ 449,959,833   $115,114,412   $203,233,478    $355,473,286   $555,058,953
                                                    =============   ============   ============    ============   ============
Shares outstanding (Note 5).......................     44,192,317     12,190,330     20,863,418      34,161,761     36,099,131
                                                    =============   ============   ============    ============   ============
Net asset value, offering and redemption
 price per share (Note 1).........................         $10.18          $9.44          $9.74          $10.41         $15.38
                                                    =============   ============   ============    ============   ============
CLASS IB SHARES:
Net Assets........................................   $123,675,617     $5,051,484                    $66,337,592    $32,696,940
                                                    =============   ============                   ============   ============
Shares outstanding (Note 5).......................     12,163,496        535,399                      6,386,424      2,128,126
                                                    =============   ============                   ============   ============
Net asset value, offering and redemption
 price per share (Note 1).........................         $10.17          $9.43                         $10.39         $15.36
                                                    =============   ============                   ============   ============

See Notes to Financial Statements.

                     ALLIANCE                                          ALLIANCE
    ALLIANCE          COMMON           ALLIANCE        ALLIANCE       AGGRESSIVE
  EQUITY INDEX         STOCK            GLOBAL      INTERNATIONAL       STOCK
    PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
    ---------        ---------        ---------       ---------       ---------
 $  938,556,102   $ 9,725,410,132   $1,221,659,645   $182,951,529   $4,484,945,342
         99,549                --       16,893,430      8,347,523          181,729
             --        60,067,219        8,205,868      2,023,708      211,128,536
    109,536,553       662,838,280      113,847,792     15,052,581      612,639,016
      4,552,195        29,633,785        1,766,152        223,944        6,208,417

             --                --        6,004,608      2,059,365               --
      1,147,581        14,458,000        1,735,003        355,921          595,158
 --------------   ---------------   --------------   ------------   --------------
  1,053,891,980    10,492,407,416    1,370,112,498    211,014,571    5,315,698,198
 --------------   ---------------   --------------   ------------   --------------

             --       118,604,155               --             --               --
             --           580,406               --             --               --
             --       142,569,172       28,420,108      1,563,213       26,255,439
    109,536,553       662,838,280      113,847,792     15,052,581      612,639,016
        231,453         3,076,771        1,327,331        176,950       10,893,069
          2,300                --               --             --               --
             24            47,055            8,949            704           15,377
        264,547         3,091,113          709,265        158,485        2,231,578
         13,621           306,186           29,678          3,984          148,899
        102,458           520,545          382,380        161,478          257,517
 --------------   ---------------   --------------   ------------   --------------
    110,150,956       931,633,683      144,725,503     17,117,395      652,440,895
 --------------   ---------------   --------------   ------------   --------------
 $  943,741,024   $ 9,560,773,733   $1,225,386,995   $193,897,176   $4,663,257,303
 ==============   ===============   ==============   ============   ==============
 $  717,317,746   $ 7,039,048,426   $1,077,021,016   $195,035,943   $4,067,187,001
 ==============   ===============   ==============   ============   ==============

 $  722,427,560   $ 6,704,717,648   $1,067,798,356   $210,004,133   $4,116,687,538

        (17,221)        8,941,474          451,087     (1,256,432)        (113,631)
        (46,439)      175,796,508        7,714,386     (4,700,245)     128,925,055

    221,377,124     2,671,318,103      149,423,166    (10,150,280)     417,758,341
 --------------   ---------------   --------------   ------------   --------------
 $  943,741,024   $ 9,560,773,733   $1,225,386,995   $193,897,176   $4,663,257,303
 ==============   ===============   ==============   ============   ==============

 $  943,630,904   $ 9,331,993,502   $1,203,866,924   $190,610,696   $4,589,771,586
 ==============   ===============   ==============   ============   ==============
     47,791,119       431,744,475       69,624,563     18,568,973      126,731,100
 ==============   ===============   ==============   ============   ==============

         $19.74            $21.61           $17.29         $10.27           $36.22
 ==============   ===============   ==============   ============   ==============

       $110,120      $228,780,231      $21,520,071     $3,286,480      $73,485,717
 ==============   ===============   ==============   ============   ==============
          5,580        10,601,628        1,246,147        320,403        2,034,175
 ==============   ===============   ==============   ============   ==============

         $19.73            $21.58           $17.27         $10.26           $36.13
 ==============   ===============   ==============   ============   ==============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

  ALLIANCE        ALLIANCE                       ALLIANCE
  SMALL CAP     CONSERVATIVE     ALLIANCE         GROWTH
   GROWTH        INVESTORS       BALANCED       INVESTORS
  PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
  ---------      ---------       ---------      ---------
$153,853,714    $311,255,843  $1,711,741,713  $1,657,357,208
     380,306          39,071       1,336,861       2,638,254
   1,370,099         105,731       1,446,489       1,856,156
          --      29,663,095     239,139,139     159,509,187
     403,968         325,132         529,990       2,830,011

          --         139,774       1,492,018       2,702,688
      23,205       2,089,310      10,724,098       5,770,157
------------    ------------  --------------  --------------
 156,031,292     343,617,956   1,966,410,308   1,832,663,661
------------    ------------  --------------  --------------

          --              --              --              --
          --              --              --              --
   7,702,919         113,315       2,125,059       5,464,664
          --      29,663,095     239,139,139     159,509,187
   7,192,631          73,102          94,151         461,205
          --              --              --              --
       8,682           1,107              --           7,599
     105,191         133,055         641,386         768,784
         461          12,365          82,699          44,658
      21,956          81,003         239,345         288,849
------------    ------------  --------------  --------------
  15,031,840      30,077,042     242,321,779     166,544,946
------------    ------------  --------------  --------------
$140,999,452    $313,540,914  $1,724,088,529  $1,666,118,715
============    ============  ==============  ==============
$153,110,020    $291,515,613  $1,529,925,684  $1,482,735,753
============    ============  ==============  ==============

$141,856,917    $289,318,998  $1,515,099,274  $1,462,182,116

        (461)         35,314          84,008      (1,463,848)
  (1,600,698)      4,312,256      25,622,052      28,847,706

     743,694      19,874,346     183,283,195     176,552,741
------------    ------------  --------------  --------------
$140,999,452    $313,540,914  $1,724,088,529  $1,666,118,715
============    ============  ==============  ==============

$ 94,675,696    $307,846,822  $1,724,088,529  $1,630,388,457
============    ============  ==============  ==============
   7,666,635      25,886,381      98,055,256      87,899,970
============    ============  ==============  ==============

      $12.35          $11.89          $17.58          $18.55
============    ============  ==============  ==============

 $46,323,756      $5,694,092                     $35,730,258
============    ============                  ==============
   3,752,576         479,176                       1,928,937
============    ============                  ==============

      $12.34          $11.88                          $18.52
============    ============                  ==============

THE HUDSON RIVER TRUST
STATEMENTS OF OPERATIONS
Year Ended December 31, 1997

                                                                 ALLIANCE
                                                               INTERMEDIATE                                  ALLIANCE
                                                 ALLIANCE       GOVERNMENT      ALLIANCE       ALLIANCE     GROWTH AND
                                               MONEY MARKET     SECURITIES    QUALITY BOND    HIGH YIELD      INCOME
                                                 PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                 ---------      ---------       ---------      ---------     ---------
INVESTMENT INCOME:
 Income** (Note 1):
  Dividends (including $2,161,224 and
   $7,600,919 from affiliated companies for
   the Alliance Common Stock and Alliance
   Aggressive Stock Portfolios,
   respectively).............................   $        --     $       --     $        --    $        --   $ 5,855,617
  Interest...................................    26,575,962      6,319,864      12,027,150     31,369,008       528,528
                                                -----------     ----------     -----------    -----------   -----------
   Total income..............................    26,575,962      6,319,864      12,027,150     31,369,008     6,384,145
                                                -----------     ----------     -----------    -----------   -----------
 Expenses (Notes 1, 2 and 3):
  Investment advisory fee....................     1,701,504        512,659         946,523      1,759,520     2,241,190
  Custodian fees.............................        34,909         27,311          29,438         37,074        50,640
  Distribution fees--Class IB................        99,712          2,784              --         50,330        21,822
  Printing and mailing expenses..............        53,828         10,017          20,484         30,911        40,407
  Professional fees..........................        13,247          2,878           4,137          6,541         8,851
  Proxy......................................        18,723          4,003           7,831          8,578         9,482
  SEC registration fees......................         2,598            472             472            945         2,126
  Trustees' fees.............................        12,946          2,812           4,882          7,918        10,507
  Miscellaneous..............................         7,936          2,178           3,718          4,003         4,378
                                                -----------     ----------     -----------    -----------   -----------
   Total expenses............................     1,945,403        565,114       1,017,485      1,905,820     2,389,403
                                                -----------     ----------     -----------    -----------   -----------
NET INVESTMENT INCOME........................    24,630,559      5,754,750      11,009,665     29,463,188     3,994,742
                                                -----------     ----------     -----------    -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 (NOTES 1 AND 4):
 Realized Gain (Loss):
  On securities (including $60,278,736 and
   $73,433,264 from affiliated companies for
   the Alliance Common Stock and Alliance
   Aggressive Stock Portfolios,
   respectively).............................        57,662      1,026,388       4,637,643     19,038,590    40,626,845
  On options written.........................            --             --              --             --            --
  On foreign currency transactions...........            --             --         479,412             --            --
  On futures contracts.......................            --        (31,130)             --             --            --
                                                -----------     ----------     -----------    -----------   -----------
 Realized gain (loss)--net...................        57,662        995,258       5,117,055     19,038,590    40,626,845
                                                -----------     ----------     -----------    -----------   -----------
 Change in Unrealized
  Appreciation/Depreciation:
  On securities..............................       (45,650)       715,736        (370,670)     2,081,485    45,313,202
  On options written.........................            --             --              --             --            --
  On foreign currency transactions...........            --             --          79,202             --            --
  On futures contracts.......................            --             --              --             --            --
                                                -----------     ----------     -----------    -----------   -----------
 Unrealized appreciation/depreciation--net ..       (45,650)       715,736        (291,468)     2,081,485    45,313,202
                                                -----------     ----------     -----------    -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ....        12,012      1,710,994       4,825,587     21,120,075    85,940,047
                                                -----------     ----------     -----------    -----------   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..   $24,642,571     $7,465,744     $15,835,252    $50,583,263   $89,934,789
                                                ===========     ==========     ===========    ===========   ===========

------------
* For the period from May 1, 1997 (commencement of operations) to December 31, 1997.
** Net of foreign taxes withheld on dividends of $10,061, $28,990, $241,270, $1,461,466, $402,959, $60,774, $545,351 and $589,252 for the
      Alliance Growth and Income, Alliance Equity Index, Alliance Common Stock, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors Portfolios, respectively, and on interest of $2,017, $398, $337 and $352 for the Alliance Global, Alliance International, Alliance Balanced and Alliance Growth Investors Portfolios, respectively.

See Notes to Financial Statements.

    ALLIANCE       ALLIANCE        ALLIANCE        ALLIANCE
 EQUITY INDEX    COMMON STOCK       GLOBAL      INTERNATIONAL
   PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
   ---------       ---------      ---------       ---------
 $ 11,411,812   $   68,591,236   $ 12,928,478    $  2,632,662
      789,772       18,865,438      6,100,385       1,090,065
 ------------   --------------   ------------    ------------
   12,201,584       87,456,674     19,028,863       3,722,727
 ------------   --------------   ------------    ------------
    2,197,395       29,420,651      7,017,899       1,762,245
      122,477          252,696        669,018         309,149
          107          196,198         30,918           2,877
       66,090          886,522        127,631          19,754
       15,908          245,582         33,973           3,642
       16,561          297,204         43,819           5,710
        3,779               --          5,432           1,181
       17,440          218,844         31,329           5,409
        6,832          123,238         18,082           2,796
 ------------   --------------   ------------    ------------
    2,446,589       31,640,935      7,978,101       2,112,763
 ------------   --------------   ------------    ------------
    9,754,995       55,815,739     11,050,762       1,609,964
 ------------   --------------   ------------    ------------

    2,229,446      948,337,540     89,619,727       6,320,591
           --       35,412,804             --              --
       (3,600)         (35,211)    12,151,769       2,073,635
    1,334,820               --             --              --
 ------------   --------------   ------------    ------------
    3,560,666      983,715,133    101,771,496       8,394,226
 ------------   --------------   ------------    ------------

  158,811,684    1,059,002,503     11,374,979     (17,028,354)
           --      (12,783,605)            --              --
       10,468             (108)     2,687,736       1,688,166
      297,300               --             --              --
 ------------   --------------   ------------    ------------
  159,119,452    1,046,218,790     14,062,715     (15,340,188)
 ------------   --------------   ------------    ------------
  162,680,118    2,029,933,923    115,834,211      (6,945,962)
 ------------   --------------   ------------    ------------
 $172,435,113   $2,085,749,662   $126,884,973    $ (5,335,998)
 ============   ==============   ============    ============

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

  ALLIANCE      ALLIANCE       ALLIANCE                     ALLIANCE
 AGGRESSIVE     SMALL CAP    CONSERVATIVE    ALLIANCE        GROWTH
   STOCK         GROWTH       INVESTORS      BALANCED       INVESTORS
 PORTFOLIO     PORTFOLIO*     PORTFOLIO      PORTFOLIO      PORTFOLIO
 ---------     ----------     ---------      ---------      ---------
$ 17,775,006   $  138,366    $ 1,057,328   $  9,530,794   $ 10,909,405
  10,411,701      273,322     12,801,311     52,969,301     30,543,074
------------   ----------    -----------   ------------   ------------
  28,186,707      411,688     13,858,639     62,500,095     41,452,479
------------   ----------    -----------   ------------   ------------
  22,471,593      349,889      1,458,313      6,677,983      7,843,703
     156,983       18,251        125,580        354,061        433,193
      75,004       22,465          3,118             --         43,043
     488,080        2,554         34,433        199,288        165,800
     136,125          615          8,111         54,912         44,950
     174,004           --         13,373         77,187         57,542
          --           --            472             --          6,141
     121,089          696          8,523         46,548         41,008
      64,056          860          5,612         30,053         22,804
------------   ----------    -----------   ------------   ------------
  23,686,934      395,330      1,657,535      7,440,032      8,658,184
------------   ----------    -----------   ------------   ------------
   4,499,773       16,358     12,201,104     55,060,063     32,794,295
------------   ----------    -----------   ------------   ------------

 523,431,192    1,627,719     14,280,979    113,673,484    118,407,140
          --           --             --             --             --
          --           --       (294,655)      (652,446)     3,578,951
          --           --             --             --             --
------------   ----------    -----------   ------------   ------------
 523,431,192    1,627,719     13,986,324    113,021,038    121,986,091
------------   ----------    -----------   ------------   ------------

 (75,825,667)     743,694     10,033,377     64,409,755     77,338,868
          --           --             --             --             --
          --           --        133,673      1,464,013      1,411,017
          --           --             --             --             --
------------   ----------    -----------   ------------   ------------
 (75,825,667)     743,694     10,167,050     65,873,768     78,749,885
------------   ----------    -----------   ------------   ------------
 447,605,525    2,371,413     24,153,374    178,894,806    200,735,976
------------   ----------    -----------   ------------   ------------
$452,105,298   $2,387,771    $36,354,478   $233,954,869   $233,530,271
============   ==========    ===========   ============   ============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  ALLIANCE
                                                                  ALLIANCE                INTERMEDIATE GOVERNMENT
                                                           MONEY MARKET PORTFOLIO           SECURITIES PORTFOLIO
                                                      -------------------------------- ------------------------------
                                                                 YEAR ENDED                      YEAR ENDED
                                                                DECEMBER 31,                    DECEMBER 31,
                                                            1997            1996            1997            1996
                                                      --------------- ---------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income...............................  $  24,630,559    $  19,055,993   $  5,754,750    $  4,575,583
 Realized gain (loss)--net...........................         57,662               --        995,258        (453,637)
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net........................        (45,650)          (7,886)       715,736      (1,025,808)
                                                       -------------    -------------   ------------    ------------
 Net increase in net assets from operations .........     24,642,571       19,048,107      7,465,744       3,096,138
                                                       -------------    -------------   ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
 Class IA:
  Dividends from net investment income...............    (21,721,933)     (19,050,946)    (5,646,086)     (4,575,583)
  Dividends in excess of net investment income ......             --          (25,232)            --         (19,617)
  Distributions from realized gains..................        (30,365)              --             --              --
  Tax return of capital distributions................             --               --             --              --
                                                       -------------    -------------   ------------    ------------
 Total Class IA dividends and distributions .........    (21,752,298)     (19,076,178)    (5,646,086)     (4,595,200)
                                                       -------------    -------------   ------------    ------------
 Class IB:
  Dividends from net investment income...............     (2,801,881)          (5,047)       (90,108)             --
  Dividends in excess of net investment income ......             --          (29,384)            --              --
  Distributions from realized gains..................         (7,892)              --             --              --
  Distributions in excess of realized gains .........             --               --             --              --
                                                       -------------    -------------   ------------    ------------
 Total Class IB dividends and distributions .........     (2,809,773)         (34,431)       (90,108)             --
                                                       -------------    -------------   ------------    ------------
 Decrease in net assets from dividends and
  distributions......................................    (24,562,071)     (19,110,609)    (5,736,194)     (4,595,200)
                                                       -------------    -------------   ------------    ------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold........................................    902,735,892      508,537,942     40,498,885      36,879,548
  Shares issued in reinvestment of dividends and
   distributions.....................................     21,752,298       19,076,178      5,646,086       4,595,200
  Shares redeemed....................................   (938,706,582)    (450,848,823)   (21,146,992)    (23,371,086)
                                                       -------------    -------------   ------------    ------------
 Total Class IA transactions.........................    (14,218,392)      76,765,297     24,997,979      18,103,662
                                                       -------------    -------------   ------------    ------------
 Class IB:
  Shares sold........................................    158,089,618        3,624,653      5,061,316              --
  Shares issued in reinvestment of dividends and
   distributions.....................................      2,809,773           34,431         90,108              --
  Shares redeemed....................................    (39,732,243)        (446,631)       (97,482)             --
                                                       -------------    -------------   ------------    ------------
 Total Class IB transactions.........................    121,167,148        3,212,453      5,053,942              --
                                                       -------------    -------------   ------------    ------------
 Net increase (decrease) in net assets derived from
  share transactions.................................    106,948,756       79,977,750     30,051,921      18,103,662
                                                       -------------    -------------   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS ...................    107,029,256       79,915,248     31,781,471      16,604,600
NET ASSETS, BEGINNING OF PERIOD .....................    466,606,194      386,690,946     88,384,425      71,779,825
                                                       -------------    -------------   ------------    ------------
NET ASSETS, END OF PERIOD* ..........................  $ 573,635,450    $ 466,606,194   $120,165,896    $ 88,384,425
                                                       =============    =============   ============    ============

------------
* Including accumulated undistributed (overdistributed) net investment income of $149,936 and $43,191 for the Alliance Money Market Portfolio; $17,556 and $3,160 for the Alliance Intermediate Government Securities Portfolio; $321,561 and $(220,079) for the Alliance Quality Bond Portfolio; $29,459 and $23,927 for the Alliance High Yield Portfolio; $(7,871) and $11,797 for the Alliance Growth and Income Portfolio; $(17,221) and $(5,276) for the Alliance Equity Index Portfolio, as of December 31, 1997 and December 31, 1996, respectively.

See Notes to Financial Statements.

                                                                          ALLIANCE
           ALLIANCE                       ALLIANCE                   GROWTH AND INCOME                  ALLIANCE
    QUALITY BOND PORTFOLIO          HIGH YIELD PORTFOLIO                 PORTFOLIO               EQUITY INDEX PORTFOLIO
 ----------------------------    ---------------------------    ---------------------------    ----------------------------
          YEAR ENDED                     YEAR ENDED                      YEAR ENDED                    YEAR ENDED
         DECEMBER 31,                   DECEMBER 31,                    DECEMBER 31,                   DECEMBER 31,
      1997           1996            1997           1996            1997           1996            1997            1996
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
 $ 11,009,665    $ 10,285,868    $ 29,463,188   $ 15,471,581    $  3,994,742   $  3,051,998    $  9,754,995    $  5,656,346
    5,117,055         871,659      19,038,590     12,420,138      40,626,845     12,181,263       3,560,666      15,194,950

     (291,468)     (1,749,535)      2,081,485      3,447,403      45,313,202     16,443,384     159,119,452      41,228,418
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
   15,835,252       9,407,992      50,583,263     31,339,122      89,934,789     31,676,645     172,435,113      62,079,714
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------

  (11,132,504)    (10,285,868)    (26,828,709)   (15,469,541)     (3,997,147)    (3,050,479)    (10,027,043)     (5,656,346)
           --        (326,079)             --       (432,568)             --             --              --          (4,427)
           --              --     (13,814,454)   (11,348,200)    (31,316,552)   (11,682,352)     (3,323,415)    (15,093,505)
           --              --              --             --              --             --              --          (7,525)
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
  (11,132,504)    (10,611,947)    (40,643,163)   (27,250,309)    (35,313,699)   (14,732,831)    (13,350,458)    (20,761,803)
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------

           --              --      (2,657,724)        (2,040)        (65,287)            --            (648)             --
           --              --              --        (15,935)             --             --              --              --
           --              --      (2,518,666)          (908)     (1,815,517)            --            (392)             --
           --              --              --        (18,516)             --             --              --              --
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
           --              --      (5,176,390)       (37,399)     (1,880,804)            --          (1,040)             --
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------

  (11,132,504)    (10,611,947)    (45,819,553)   (27,287,708)    (37,194,503)   (14,732,831)    (13,351,498)    (20,761,803)
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------

   49,175,799      27,205,153     161,350,185     71,897,677     251,418,234    111,512,120     450,997,869     230,679,439

   11,132,504      10,611,947      40,643,163     27,250,309      35,313,699     14,732,831      13,350,458      20,761,803
  (16,801,045)    (39,032,520)    (52,652,236)   (21,997,075)    (17,464,089)    (9,161,198)    (66,043,438)    (72,295,253)
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
   43,507,258      (1,215,420)    149,341,112     77,150,911     269,267,844    117,083,753     398,304,889     179,145,989
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------

           --              --      63,018,257        677,158      31,791,055             --         137,857              --

           --              --       5,176,390         37,399       1,880,804             --           1,040              --
           --              --        (534,056)            --          (4,484)            --         (35,558)             --
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
           --              --      67,660,591        714,557      33,667,375             --         103,339              --
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------

   43,507,258      (1,215,420)    217,001,703     77,865,468     302,935,219    117,083,753     398,408,228     179,145,989
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
   48,210,006      (2,419,375)    221,765,413     81,916,882     355,675,505    134,027,567     557,491,843     220,463,900
  155,023,472     157,442,847     200,045,465    118,128,583     232,080,388     98,052,821     386,249,181     165,785,281
 ------------    ------------    ------------   ------------    ------------   ------------    ------------    ------------
 $203,233,478    $155,023,472    $421,810,878   $200,045,465    $587,755,893   $232,080,388    $943,741,024    $386,249,181
 ============    ============    ============   ============    ============   ============    ============    ============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 ALLIANCE                         ALLIANCE
                                                          COMMON STOCK PORTFOLIO              GLOBAL PORTFOLIO
                                                      ------------------------------   -----------------------------
                                                                YEAR ENDED                       YEAR ENDED
                                                               DECEMBER 31,                     DECEMBER 31,
                                                           1997            1996             1997            1996
                                                      --------------  --------------   --------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income............................... $   55,815,739  $   48,811,771   $   11,050,762   $ 10,849,353
 Realized gain--net..................................    983,715,133     587,208,099      101,771,496     44,997,037
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net........................  1,046,218,790     636,307,007       14,062,715     60,383,165
                                                      --------------  --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations.........................................  2,085,749,662   1,272,326,877      126,884,973    116,229,555
                                                      --------------  --------------   --------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE
 1):
 Class IA:
  Dividends from net investment income...............    (43,806,963)    (44,580,327)     (23,003,562)   (10,849,259)
  Dividends in excess of net investment income ......             --              --               --     (4,499,020)
  Distributions from realized gains..................   (700,688,717)   (587,198,121)     (76,503,591)   (42,474,239)
  Distributions in excess of realized gains .........             --     (71,434,343)              --             --
  Tax return of capital distributions................             --        (988,016)              --       (220,411)
                                                      --------------  --------------   --------------   ------------
 Total Class IA dividends and distributions .........   (744,495,680)   (704,200,807)     (99,507,153)   (58,042,929)
                                                      --------------  --------------   --------------   ------------
 Class IB:
  Dividends from net investment income...............       (241,911)           (326)        (319,694)           (94)
  Dividends in excess of net investment income ......             --          (4,564)              --         (2,076)
  Distributions from realized gains..................    (16,923,582)         (9,978)      (1,359,092)        (1,502)
  Distributions in excess of realized gains .........             --         (62,273)              --         (4,502)
  Tax return of capital distributions................             --            (108)              --            (31)
                                                      --------------  --------------   --------------   ------------
 Total Class IB dividends and distributions .........    (17,165,493)        (77,249)      (1,678,786)        (8,205)
                                                      --------------  --------------   --------------   ------------
 Decrease in net assets from dividends and
  distributions......................................   (761,661,173)   (704,278,056)    (101,185,939)   (58,051,134)
                                                      --------------  --------------   --------------   ------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold........................................  1,034,152,489     756,034,799      241,147,160    255,537,439
  Shares issued in reinvestment of dividends and
   distributions.....................................    744,495,680     704,200,807       99,507,153     58,042,929
  Shares redeemed....................................   (394,260,503)   (282,642,349)    (159,826,842)   (60,861,388)
                                                      --------------  --------------   --------------   ------------
 Total Class IA transactions.........................  1,384,387,666   1,177,593,257      180,827,471    252,718,980
                                                      --------------  --------------   --------------   ------------
 Class IB:
  Shares sold........................................    209,141,659       1,237,252       21,767,932        285,485
  Shares issued in reinvestment of dividends and
   distributions.....................................     17,165,493          77,249        1,678,786          8,205
  Shares redeemed....................................       (643,153)             --       (1,917,712)            --
                                                      --------------  --------------   --------------   ------------
 Total Class IB transactions.........................    225,663,999       1,314,501       21,529,006        293,690
                                                      --------------  --------------   --------------   ------------
 Net increase in net assets derived from share
  transactions.......................................  1,610,051,665   1,178,907,758      202,356,477    253,012,670
                                                      --------------  --------------   --------------   ------------
INCREASE IN NET ASSETS...............................  2,934,140,154   1,746,956,579      228,055,511    311,191,091
NET ASSETS, BEGINNING OF PERIOD......................  6,626,633,579   4,879,677,000      997,331,484    686,140,393
                                                      --------------  --------------   --------------   ------------
NET ASSETS, END OF PERIOD*........................... $9,560,773,733  $6,626,633,579   $1,225,386,995   $997,331,484
                                                      ==============  ==============   ==============   ============

------------
 * Including accumulated undistributed (overdistributed) net investment income of $8,941,474 and $(194,316) for the Alliance Common Stock Portfolio; $451,087 and $(3,212,284) for the Alliance Global Portfolio; $(1,256,432) and $(614,431) for the Alliance International Portfolio; $(113,631) and $(58,479) for the Alliance Aggressive Stock Portfolio; $35,314 and $9,815 for the Alliance Conservative Investors Portfolio, as of December 31, 1997 and December 31, 1996, respectively, and $(461) for the Alliance Small Cap Growth Portfolio as of December 31, 1997.
**     Commencement of Operations.

See Notes to Financial Statements.


                                                                      ALLIANCE                ALLIANCE
            ALLIANCE                        ALLIANCE              SMALL CAP GROWTH     CONSERVATIVE INVESTORS
    INTERNATIONAL PORTFOLIO        AGGRESSIVE STOCK PORTFOLIO        PORTFOLIO               PORTFOLIO
 -----------------------------   -------------------------------  ----------------  ----------------------------
           YEAR ENDED                      YEAR ENDED             MAY 1, 1997** TO             YEAR ENDED
          DECEMBER 31,                    DECEMBER 31,              DECEMBER 31,              DECEMBER 31,
      1997            1996            1997            1996              1997            1997             1996
 -------------    ------------   ---------------  --------------  ----------------  ------------    ------------
 $   1,609,964    $  1,072,074   $     4,499,773  $    8,075,002    $     16,358    $ 12,201,104    $ 12,360,795
     8,394,226       3,051,749       523,431,192     651,846,275       1,627,719      13,986,324       6,689,821

   (15,340,188)      4,245,403       (75,825,667)    (19,577,800)        743,694      10,167,050      (4,721,182)
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
    (5,335,998)      8,369,226       452,105,298     640,343,477       2,387,771      36,354,478      14,329,434
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------

    (5,505,067)     (1,072,074)       (6,323,032)     (8,075,028)        (16,325)    (11,954,796)    (12,360,795)
            --        (972,982)               --         (50,994)             --              --         (44,557)
    (9,560,102)     (2,651,391)     (381,316,889)   (651,842,635)     (2,163,100)     (9,269,071)     (6,689,821)
            --              --                --      (1,362,771)             --              --        (396,608)
            --              --                --              --              --              --              --
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
   (15,065,169)     (4,696,447)     (387,639,921)   (661,331,428)     (2,179,425)    (21,223,867)    (19,491,781)
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------

       (69,625)             --            (8,975)             --            (904)        (74,433)             --
            --              --                --            (452)             --              --              --
      (161,535)             --        (6,038,166)         (3,630)     (1,071,973)       (163,419)             --
            --              --                --         (32,780)             --              --              --
            --              --                --              --              --              --              --
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
      (231,160)             --        (6,047,141)        (36,862)     (1,072,877)       (237,852)             --
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------

   (15,296,329)     (4,696,447)     (393,687,062)   (661,368,290)     (3,252,302)    (21,461,719)    (19,491,781)
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------

   204,985,168     141,011,557     1,331,662,733   1,093,061,087     154,901,196      34,060,741      50,046,532

    15,065,169       4,696,447       387,639,921     661,331,428       2,179,425      21,223,868      19,491,781
  (161,266,462)    (26,157,811)   (1,058,223,800)   (568,654,477)    (62,293,798)    (44,876,250)    (34,074,560)
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
    58,783,875     119,550,193       661,078,854   1,185,738,038      94,786,823      10,408,359      35,463,753
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------

     3,841,704              --        72,451,903         604,481      46,064,536       5,707,042              --

       231,160              --         6,047,141          36,862       1,072,877         237,851              --
      (234,071)             --          (608,248)             --         (60,253)       (107,498)             --
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
     3,838,793              --        77,890,796         641,343      47,077,160       5,837,395              --
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------

    62,622,668     119,550,193       738,969,650   1,186,379,381     141,863,983      16,245,754      35,463,753
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
    41,990,341     123,222,972       797,387,886   1,165,354,568     140,999,452      31,138,513      30,301,406
   151,906,835      28,683,863     3,865,869,417   2,700,514,849              --     282,402,401     252,100,995
 -------------    ------------   ---------------  --------------    ------------    ------------    ------------
 $ 193,897,176    $151,906,835   $ 4,663,257,303  $3,865,869,417    $140,999,452    $313,540,914    $282,402,401
 =============    ============   ===============  ==============    ============    ============    ============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 ALLIANCE                        ALLIANCE
                                                            BALANCED PORTFOLIO          GROWTH INVESTORS PORTFOLIO
                                                      ------------------------------  ------------------------------
                                                                YEAR ENDED                      YEAR ENDED
                                                               DECEMBER 31,                    DECEMBER 31,
                                                           1997            1996            1997            1996
                                                      --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .............................. $   55,060,063  $   49,871,322  $   32,794,295  $   25,706,114
 Realized gain--net .................................    113,021,038     128,392,470     121,986,091     131,200,343
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net .......................     65,873,768      (3,420,061)     78,749,885     (20,549,143)
                                                      --------------  --------------  --------------  --------------
 Net increase in net assets from operations .........    233,954,869     174,843,731     233,530,271     136,357,314
                                                      --------------  --------------  --------------  --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE
 1):
 Class IA:
  Dividends from net investment income ..............    (54,844,131)    (49,871,322)    (37,426,355)    (25,705,569)
  Dividends in excess of net investment income  .....             --        (241,952)             --      (2,082,361)
  Distributions from realized gains .................    (84,244,038)   (128,392,470)    (84,649,354)   (131,199,726)
  Distributions in excess of realized gains  ........             --      (2,491,886)             --        (570,518)
                                                      --------------  --------------  --------------  --------------
 Total Class IA dividends and distributions  ........   (139,088,169)   (180,997,630)   (122,075,709)   (159,558,174)
                                                      --------------  --------------  --------------  --------------
 Class IB:
  Dividends from net investment income ..............             --              --        (527,651)           (545)
  Dividends in excess of net investment income  .....             --              --              --          (2,449)
  Distributions from realized gains .................             --              --      (1,840,006)           (617)
  Distributions in excess of realized gains  ........             --              --              --          (6,239)
                                                      --------------  --------------  --------------  --------------
 Total Class IB dividends and distributions  ........             --              --      (2,367,657)         (9,850)
                                                      --------------  --------------  --------------  --------------
 Decrease in net assets from dividends and
  distributions .....................................   (139,088,169)   (180,997,630)   (124,443,366)   (159,568,024)
                                                      --------------  --------------  --------------  --------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold .......................................     64,626,322      64,030,181     177,931,189     297,495,728
  Shares issued in reinvestment of dividends and
   distributions ....................................    139,088,169     180,997,630     122,075,709     159,558,174
  Shares redeemed ...................................   (212,348,166)   (124,160,136)    (80,173,883)    (28,339,916)
                                                      --------------  --------------  --------------  --------------
 Total Class IA transactions ........................     (8,633,675)    120,867,675     219,833,015     428,713,986
                                                      --------------  --------------  --------------  --------------
 Class IB:
  Shares sold .......................................             --              --      34,376,432         468,087
  Shares issued in reinvestment of dividends and
   distributions ....................................             --              --       2,367,657           9,850
  Shares redeemed ...................................             --              --      (1,660,277)            (90)
                                                      --------------  --------------  --------------  --------------
 Total Class IB transactions ........................             --              --      35,083,812         477,847
                                                      --------------  --------------  --------------  --------------
 Net increase (decrease) in net assets derived from
  share transactions ................................     (8,633,675)    120,867,675     254,916,827     429,191,833
                                                      --------------  --------------  --------------  --------------
INCREASE IN NET ASSETS ..............................     86,233,025     114,713,776     364,003,732     405,981,123
NET ASSETS, BEGINNING OF PERIOD .....................  1,637,855,504   1,523,141,728   1,302,114,983     896,133,860
                                                      --------------  --------------  --------------  --------------
NET ASSETS, END OF PERIOD* .......................... $1,724,088,529  $1,637,855,504  $1,666,118,715  $1,302,114,983
                                                      ==============  ==============  ==============  ==============

------------

* Including accumulated undistributed (overdistributed) net investment income of $84,008 and $(190,700) for the Alliance Balanced Portfolio; $(1,463,848) and $(1,135,946) for the Alliance Growth Investors Portfolio, as of December 31, 1997 and December 31, 1996, respectively.

See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

================================================================================================
                                                                                      EFFECTIVE
                                                          PRINCIPAL        VALUE        ANNUAL
                                                            AMOUNT       (NOTE 1)       YIELD*
------------------------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
BANKERS' ACCEPTANCES
Bank of California:
 Due 01/21/98..........................................  $ 1,000,000    $   996,905      5.67%
 Due 01/26/98 .........................................    8,000,000      7,969,055      5.67
                                                                        -----------
  TOTAL BANKERS' ACCEPTANCES (1.6%) ...................                   8,965,960
                                                                        -----------
CERTIFICATES OF DEPOSIT
Barclays Bank
 Due 08/25/98..........................................   10,000,000     10,002,625      5.83
Credit Suisse First Boston
 Due 03/16/98 .........................................    6,000,000      5,999,519      6.08
Morgan Guaranty Trust Co.
 Due 03/19/98 .........................................   10,000,000     10,000,695      5.95
Swiss Bank Corp.
 Due 01/30/98..........................................   10,000,000      9,998,945      6.14
Westdeutsche Landesbank
 Due 07/31/98 .........................................    5,000,000      4,999,725      5.78
                                                                        -----------
  TOTAL CERTIFICATES OF DEPOSIT (7.1%) ................                  41,001,509
                                                                        -----------
COMMERCIAL PAPER
Abbey National North America Corp.
 Due 03/02/98..........................................   25,000,000     24,767,500      5.77
ASCC
 Due 01/15/98..........................................   11,000,000     10,975,831      5.90
Asset Backed Capital
 Due 02/09/98..........................................   12,500,000     12,424,709      5.57
Associates Corp. of North America
 Due 01/02/98..........................................   25,000,000     24,996,077      6.75
Clipper Receivables Corp.
 Due 01/02/98..........................................   25,000,000     24,996,043      6.85
CXC, Inc.
 Due 02/09/98..........................................   24,400,000     24,252,502      5.67
Dakota Funding, Inc.
 Due 01/13/98..........................................    2,000,000      1,996,233      6.06
Dresdner U.S. Finance, Inc.
 Due 02/25/98..........................................   20,000,000     19,829,500      5.79
Edison Asset Securitization
 Due 02/11/98..........................................   20,200,000     20,072,090      5.88
Falcon Asset Securitization
 Due 02/25/98..........................................    6,220,000      6,167,165      5.90
International Lease Finance Corp.
 Due 01/02/98..........................................   25,000,000     24,996,043      6.68
International Securitization
 Due 03/05/98..........................................    5,030,000      4,981,058      5.86
Koch Industries
 Due 01/02/98..........................................   25,000,000     24,996,078      6.75
Morgan Stanley Group, Inc.
 Due 03/23/98..........................................   24,200,000     23,896,169      5.82
National Citibank of Cleveland
 Due 02/16/98..........................................   25,000,000     24,833,375      5.29
National Rural Utilities Finance Corp.
 Due 04/15/98..........................................   20,000,000     19,676,834      5.83
Paccar Financial Corp.
 Due 01/02/98..........................................   12,000,000     11,998,117      6.75
Preferred Receivables Funding
 Due 02/17/98..........................................    5,050,000      5,013,211      5.89
SPARC EM Ltd.
 Due 02/04/98..........................................   25,000,000     24,868,723      5.78

                                       10

THE HUDSON RIVER TRUST
ALLIANCE MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

================================================================================================
                                                                                      EFFECTIVE
                                                          PRINCIPAL        VALUE        ANNUAL
                                                            AMOUNT       (NOTE 1)       YIELD*
------------------------------------------------------------------------------------------------
Suntrust Bank
 Due 03/09/98..........................................  $20,000,000   $ 19,793,044      5.79%
Texaco, Inc.
 Due 03/12/98..........................................   25,000,000     24,728,750      5.81
Three River Funding
 Due 01/20/98..........................................    5,313,000      5,297,410      6.17
                                                                       ------------
  TOTAL COMMERCIAL PAPER (67.2%) ......................                 385,556,462
                                                                       ------------
CORPORATE NOTE (2.6%)
Beta Finance, Inc.
 Due 01/30/98..........................................   15,000,000     15,012,369      4.60
                                                                       ------------
TIME DEPOSIT (2.7%)
Harris Trust & Savings Bank
 Due 01/02/98..........................................   15,300,000     15,300,425      6.50
                                                                       ------------
U.S. GOVERNMENT AGENCIES (0.9%)
Federal Home Loan Mortgage Corp.
 Due 02/12/98..........................................    5,400,000      5,367,492      5.64
                                                                       ------------
VARIABLE RATE SECURITIES
Bankers Trust
 Due 02/17/98(a) ......................................   20,000,000     20,002,558      5.94
CC (USA), Inc.
 Due 10/27/98(a) ......................................   20,000,000     20,002,392      6.04
Federal Farm Credit Bank
 Due 10/01/98(a) ......................................   20,000,000     20,000,252      5.63
Federal National Mortgage Association
 Due 06/18/98(a) ......................................   20,000,000     20,009,248      5.72
                                                                       ------------
  TOTAL VARIABLE RATE SECURITIES (14.0%) ..............                  80,014,450
                                                                       ------------
TOTAL INVESTMENTS IN SHORT-TERM DEBT SECURITIES
 (96.1%)
 (Amortized Cost $551,106,796) ........................                 551,218,667
OTHER ASSETS LESS LIABILITIES (3.9%) ..................                  22,416,783
                                                                       ------------
NET ASSETS (100.0%) ...................................                $573,635,450
                                                                       ============

------------
*      Based on market values at the close of business on December 31, 1997.
(a) Coupon will fluctuate based upon an interest rate index. Stated due date reflects final maturity of security.

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

==============================================================
                                    PRINCIPAL        VALUE
                                      AMOUNT        (NOTE 1)
--------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
ASSET BACKED (4.6%)
The Money Store Home Equity
 Trust:
 Series 1997-C 6.355%, 10/15/03 .  $ 3,506,503    $  3,502,681
 Series 1997-I 6.42%, 04/15/06  .    1,997,075       1,997,695
                                                  ------------
                                                     5,500,376
                                                  ------------
COLLATERALIZED MORTGAGE
 OBLIGATIONS (6.7%)
Federal Home Loan Mortgage Corp.
 Multi-Class Series 1434
 7.0%, 08/15/21 .................    3,150,000       3,203,140
Federal National Mortgage
 Association Series 1997-M8
 6.94%, 01/25/22 ................    1,987,921       2,045,690
Residential Funding Mortgage
 Securities, Inc. Series
 1993-S11
 7.25%, 03/25/23 ................    2,780,248       2,787,198
                                                  ------------
                                                     8,036,028
                                                  ------------
MORTGAGE RELATED (3.2%)
Federal Home Loan Mortgage Corp.
 GOLD
 9.5%, 01/01/20 .................        4,879           5,285
Federal National Mortgage
 Association Series 1997-20
 6.1485%, 03/25/27(a) ...........    3,815,421       3,802,296
                                                  ------------
                                                     3,807,581
                                                  ------------
U.S. GOVERNMENT & AGENCIES (74.7%)
Federal Farm Credit Corp.
 6.29%, 08/24/04 ................    4,700,000       4,764,089
Federal Home Loan Bank:
 5.5%, 01/10/01 .................    4,500,000       4,453,045
 5.77%, 02/03/04 ................    6,430,000       6,352,551
Federal Home Loan Mortgage Corp.
 6.24%, 10/06/04 ................  $ 4,965,000    $  5,027,936
Tennessee Valley Authority
 6.5%, 08/20/01 .................    5,400,000       5,511,348
U.S Treasury:
 6.0% Note, 08/15/99 ............   12,000,000      12,060,000
 5.625% Note, 11/30/99 ..........    3,650,000       3,646,580
 6.0% Note, 08/15/00 ............   13,200,000      13,294,882
 5.75% Note, 11/15/00 ...........    2,500,000       2,504,687
 6.125% Note, 12/31/01 ..........    5,750,000       5,827,269
 6.25% Note, 06/30/02 ...........   11,000,000      11,223,443
 11.875% Bond, 11/15/03 .........    6,300,000       8,193,937
 6.625% Note, 05/15/07 ..........    6,550,000       6,934,812
                                                  ------------
                                                    89,794,579
                                                  ------------
TOTAL LONG-TERM DEBT SECURITIES (89.2%)
 (Amortized Cost $105,801,659) ..                  107,138,564
                                                  ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (6.5%)
Federal Home Loan Mortgage Corp.
 6.0%, 01/02/98 .................    7,800,000       7,798,700
                                                  ------------
TOTAL SHORT-TERM DEBT SECURITIES (6.5%)
 (Amortized Cost $7,798,700)  ...                    7,798,700
                                                  ------------
TOTAL INVESTMENTS (95.7%)
 (Amortized Cost $113,600,359) ..                  114,937,264
OTHER ASSETS LESS LIABILITIES (4.3%)                 5,228,632
                                                  ------------
NET ASSETS (100.0%) .............                 $120,165,896
                                                  ============

------------
(a) Adjustable rate mortgage; stated interest rate in effect at December 31, 1997.

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

===============================================================
                                     PRINCIPAL        VALUE
                                      AMOUNT         (NOTE 1)
---------------------------------------------------------------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS (2.8%)
CHEMICALS
Reliance Industries Ltd.
 10.375%, 06/24/16+ .............   $ 5,500,000    $  5,611,100
                                                   ------------
CONSUMER NONCYCLICALS
MEDIA & CABLE
Tele-Communication, Inc.
 9.80%, 02/01/12 ................     6,530,000       8,118,161
Time Warner Entertainment Co.
 8.375%, 03/15/23 ...............     5,700,000       6,504,726
Turner Broadcasting System, Inc.
 8.375%, 07/01/13 ...............     2,000,000       2,244,040
                                                   ------------
 TOTAL CONSUMER NONCYCLICALS (8.3%)                  16,866,927
                                                   ------------
CREDIT SENSITIVE
BANKS (2.6%)
St. George Funding Co.
 8.485%, 12/31/49+ (a) ..........     5,000,000       5,309,700
                                                   ------------
FINANCIAL SERVICES (0.2%)
Goldman Sachs Group
 7.2%, 11/01/06+ ................       300,000         317,121
                                                   ------------
FOREIGN GOVERNMENT (3.8%)
Government of Australia
 10.0%, 10/15/07 ................   AU$ 9,250,000     7,756,812
                                                   ------------
MORTGAGE RELATED (14.0%)
Federal Home Loan
 Mortgage Corp.
 7.0%, 09/01/11 .................   $ 6,917,372       7,023,298
Federal National Mortgage
 Association:
 6.5%, 05/01/11 .................    11,686,519      11,693,823
 6.5%, 08/01/11 .................     1,921,889       1,923,090
 7.0%, 05/01/26 .................     7,722,172       7,775,262
                                                   ------------
                                                     28,415,473
                                                   ------------
U.S. GOVERNMENT AGENCIES (14.7%)
Federal Home Loan Bank
 5.77%, 12/22/99 ................   $30,000,000    $ 29,970,960
                                                   ------------
U.S. GOVERNMENT (50.1%)
U.S. Treasury:
 6.0% Note, 08/15/00 ............    10,400,000      10,474,755
 6.5% Note, 05/31/02 ............    46,825,000      48,200,485
 6.5% Note, 08/15/05 ............    20,000,000      20,868,760
 6.875% Note, 05/15/06 ..........    10,125,000      10,836,919
 6.125% Bond, 11/15/27 ..........    11,050,000      11,353,875
                                                   ------------
                                                    101,734,794
                                                   ------------
 TOTAL CREDIT SENSITIVE (85.4%) .                   173,504,860
                                                   ------------
TOTAL LONG-TERM DEBT SECURITIES (96.5%)
 (Amortized Cost $194,076,702)..                    195,982,887
                                                   ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.5%)
Federal Home Loan
 Mortgage Corp.
 6.0%, 01/02/98 .................     3,100,000       3,099,483
                                                   ------------
TOTAL SHORT-TERM DEBT SECURITIES (1.5%)
 (Amortized Cost $3,099,483)  ...                     3,099,483
                                                   ------------
TOTAL INVESTMENTS (98.0%)
 (Amortized Cost $197,176,185) ..                   199,082,370
OTHER ASSETS
 LESS LIABILITIES (2.0%).........                     4,151,108
                                                   ------------
NET ASSETS (100.0%) .............                  $203,233,478
                                                   ============

------------
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $11,237,921 or 5.5% of net assets.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

=========================================================
                                    NUMBER        VALUE
                                   OF SHARES    (NOTE 1)
---------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS:
BUSINESS SERVICES (0.0%)
PRINTING, PUBLISHING & BROADCASTING
Pegasus Communications Corp.
 (Class A) * ...................       3,384   $   68,949
                                               ----------
CAPITAL GOODS (0.0%)
BUILDING & CONSTRUCTION
Capital Pacific Holdings,
 Inc.--Warrants* ...............      11,850       17,775
                                               ----------
CONSUMER CYCLICALS
RETAIL--GENERAL (0.0%)
Eye Care Centers of America--
 Warrants*+ ....................       5,000       20,000
Florists Transworld Corp.
 (Class B)*+ ...................      18,750       18,750
                                               ----------
 TOTAL CONSUMER CYCLICALS (0.0%)                   38,750
                                               ----------
CONSUMER NONCYCLICALS
HOSPITAL SUPPLIES & SERVICES (0.0%)
Wright Medical
 Technology, Inc.--Warrants*  ..         618       61,645
                                               ----------
SOAPS & TOILETRIES (0.0%)
Renaissance Cosmetics--
 Warrants* .....................       2,000       19,500
                                               ----------
 TOTAL CONSUMER NONCYCLICALS (0.0%)                81,145
                                               ----------
TECHNOLOGY
ELECTRONICS (0.0%)
Interactive Systems Corp.--
 Warrants* .....................       1,500        3,750
                                               ----------
TELECOMMUNICATIONS (0.1%)
Nextel Communications, Inc.
 (Class A) * ...................      10,845      281,970
Optel, Inc. * ..................      10,000            0
Primus Telecommunications--
 Warrants* .....................   6,500,000            0
                                               ----------
                                                  281,970
                                               ----------
 TOTAL TECHNOLOGY (0.1%)  ......                  285,720
                                               ----------
TOTAL COMMON STOCKS AND
 OTHER INVESTMENTS (0.1%)
 (Cost $336,685) ...............                  492,339
                                               ----------

                                   PRINCIPAL
                                     AMOUNT
                                   ---------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS
CHEMICALS (1.4%)
Trans Resources, Inc.
 11.875% Sr. Sub. Note
 Series B, 07/01/02 ............  $5,500,000    5,775,000
                                                ---------
CHEMICALS--SPECIALTY (0.5%)
Koppers Industries, Inc.
 9.875%, 12/01/07+..............   2,000,000    2,060,000
                                                ---------
METALS & MINING (9.8%)
AE1 Holding Co.
 10.0%, 11/15/07+ ..............   8,500,000    8,755,000
Acme Metals, Inc.
 10.875%, 12/15/07+ ............   5,000,000    4,900,000

=============================================================
                                    PRINCIPAL        VALUE
                                      AMOUNT       (NOTE 1)
-------------------------------------------------------------
Centaur Mining &
 Exploration Ltd.
 11.0%, 12/01/07+ ...............   $4,000,000    $ 4,020,000
Glencore Nickel Proprietary Ltd.
 9.0%, 12/01/14 + ...............    7,000,000      6,930,000
Great Lakes Carbon Corp.
 10.0%, 01/01/06 ................    2,500,000      2,675,000
Maxxam Group Holdings, Inc.
 12.0%, 08/01/03 ................    3,395,000      3,666,600
Park-Ohio Industries
 9.25%, 12/01/07+................    5,000,000      5,075,000
Westmin Resources Ltd.
 11.0%, 03/15/07 ................    5,000,000      5,475,000
                                                  -----------
                                                   41,496,600
                                                  -----------
PAPER (0.7%)
Bear Island Paper Co. LLC
 10.0%, 12/01/07+ ...............    3,000,000      3,037,500
                                                  -----------
 TOTAL BASIC MATERIALS (12.4%)  .                  52,369,100
                                                  -----------
BUSINESS SERVICES
PRINTING, PUBLISHING & BROADCASTING (10.0%)
American Banknote Corp.
 11.25%, 12/01/07 ...............    3,000,000      3,007,500
American Lawyer Media
 9.75%, 12/15/07+ ...............    2,000,000      2,030,000
Central European Media
 Enterprises Ltd.
 9.375%, 08/15/04 ...............    6,000,000      5,880,000
Dialog Corp. PLC
 11.0%, 11/15/07+ ...............    5,000,000      5,212,500
Fox Kids Worldwide, Inc.
 9.25%, 11/01/07+ ...............    7,000,000      6,790,000
Pen Tab Industries, Inc.
 10.875%, 02/01/07 ..............    3,500,000      3,368,750
Radio One, Inc.
 7.0%, 05/15/04(a) ..............    5,000,000      4,950,000
Supercanal Holdings SA
 14.5%, 12/15/07 ................    2,162,923      2,125,423
Telemundo Group, Inc.
 7.0%, 02/15/06(a) ..............    8,235,000      8,646,750
                                                  -----------
                                                   42,010,923
                                                  -----------
PROFESSIONAL SERVICES (1.6%)
Scotsman Group, Inc.
 8.625%, 12/15/07 ...............    4,000,000      4,000,000
T/SF Communications Corp.
 10.375%, 11/01/07 ..............    3,000,000      2,985,000
                                                  -----------
                                                    6,985,000
                                                  -----------
TRUCKING, SHIPPING (1.2%)
Navigator Gas Transport
 10.5%, 06/30/07+ ...............    4,850,000      5,116,750
                                                  -----------
 TOTAL BUSINESS SERVICES (12.8%)                   54,112,673
                                                  -----------
CAPITAL GOODS
AEROSPACE (1.0%)
Stellex Industries, Inc.
 9.5%, 11/01/07+ ................    4,000,000      4,040,000
                                                  -----------
BUILDING & CONSTRUCTION (5.3%)
Airxcel, Inc.
 11.0%, 11/15/07+ ...............    4,000,000      4,090,000
GS Superhighway Holdings
 10.25%, 08/15/07+...............   10,000,000      8,750,000

                                       14

THE HUDSON RIVER TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

=============================================================
                                    PRINCIPAL        VALUE
                                      AMOUNT       (NOTE 1)
-------------------------------------------------------------
MMI Products, Inc.
 11.25%, 04/15/07 ...............  $ 4,000,000    $ 4,360,000
Werner Holdings Co., Inc.
 10.0%, 11/15/07+................    5,000,000      5,137,500
                                                  -----------
                                                   22,337,500
                                                  -----------
MACHINERY (1.6%)
High Voltage Engineering
 10.5%, 08/15/04+................    6,500,000      6,776,250
                                                  -----------
 TOTAL CAPITAL GOODS (7.9%)  ....                  33,153,750
                                                  -----------
CONSUMER CYCLICALS
AUTO RELATED (3.1%)
Advanced Accessory Systems
 9.75%, 10/01/07+................    2,700,000      2,662,875
Safety Components
 International, Inc.
 10.125%, 07/15/07 ..............    3,500,000      3,605,000
United Auto Group, Inc.
 11.0%, 07/15/07+ ...............    7,000,000      6,895,000
                                                  -----------
                                                   13,162,875
                                                  -----------
HOUSEHOLD FURNITURE, APPLIANCES (1.0%)
Sealy Mattress Co.
 9.875%, 12/15/07+ ..............    4,100,000      4,197,375
                                                  -----------
LEISURE RELATED (5.8%)
Discovery Zone--Units
 13.5%, 08/01/02 (b)+ ...........    3,500,000      3,648,750
Hedstrom Corp.
 10.0%, 06/01/07+ ...............    6,000,000      6,052,500
Penn National Gaming, Inc.
 10.625%, 12/15/04+ .............    3,000,000      3,105,000
Riviera Holdings Corp.
 10.0%, 08/15/04+ ...............    3,000,000      2,977,500
Trump Atlantic City Associates
 11.25%, 05/01/06 ...............    4,500,000      4,443,750
Waterford Gaming LLC
 12.75%, 11/15/03................    4,000,000      4,400,000
                                                  -----------
                                                   24,627,500
                                                  -----------
RETAIL--GENERAL (0.6%)
Pantry, Inc.
 12.0%, 11/15/00 ................    2,150,000      2,316,625
                                                  -----------
 TOTAL CONSUMER CYCLICALS (10.5%)                  44,304,375
                                                  -----------
CONSUMER NONCYCLICALS
CONTAINERS (2.7%)
Anchor Glass
 11.25%, 04/01/05+ ..............    4,000,000      4,300,000
MVE, Inc.
 12.5%, 02/15/02 ................    2,000,000      1,970,000
Riverwood International Corp.
 10.625%, 08/01/07+ .............    5,000,000      5,062,500
                                                  -----------
                                                   11,332,500
                                                  -----------
DRUGS (1.1%)
Schein Pharmaceutical
 8.906%, 12/15/04+(c) ...........    5,000,000      4,887,500
                                                  -----------
FOODS (4.8%)
Cuddy International Corp.
 10.75%, 12/01/07+ ..............    4,000,000      4,025,000
Imperial Holly Corp.
 9.75%, 12/15/07+................    5,000,000      5,040,625
Richmont Marketing Special
 10.125%, 12/15/07+ .............  $ 3,000,000    $ 3,045,000
Specialty Foods Corp.
 11.125%, 10/01/02 ..............    8,000,000      8,080,000
                                                  -----------
                                                   20,190,625
                                                  -----------
RETAIL--FOODS (0.5%)
Digiorgio Corp.
 10.0%, 06/15/07 ................    2,000,000      1,970,000
                                                  -----------
 TOTAL CONSUMER NONCYCLICALS (9.1%)                38,380,625
                                                  -----------
CREDIT SENSITIVE
FINANCIAL SERVICES (2.9%)
Metris Companies, Inc.
 10.0%, 11/01/04+ ...............   10,000,000     10,225,000
Wilshire Financial
 Services Group
 13.0%, 08/15/04.................    2,000,000      2,035,000
                                                  -----------
 TOTAL CREDIT SENSITIVE (2.9%)                     12,260,000
                                                  -----------
ENERGY
OIL--DOMESTIC (4.7%)
Transamerican Energy
 11.5%, 06/15/02+ ...............   13,000,000     13,065,000
TransTexas Gas Corp.
 13.75%, 12/31/01 ...............    5,829,000      6,513,908
                                                  -----------
                                                   19,578,908
                                                  -----------
OIL--INTERNATIONAL (1.9%)
Hurricane Hydrocarbons
 11.75%, 11/01/04+ ..............    8,000,000      8,040,000
                                                  -----------
OIL--SUPPLIES & CONSTRUCTION (1.5%)
Celestica International, Inc.
 10.5%, 12/31/06 ................    2,500,000      2,646,875
Deeptech International, Inc.
 12.0%, 12/15/00 ................    3,500,000      3,696,875
                                                  -----------
                                                    6,343,750
                                                  -----------
 TOTAL ENERGY (8.1%) ............                  33,962,658
                                                  -----------
TECHNOLOGY
ELECTRONICS (4.8%)
Details, Inc.
 10.0%, 11/15/05+................    4,000,000      4,110,000
Interactive Systems, Inc.
 Zero Coupon, 08/01/03(d) .......    1,500,000        525,000
International Logistics Ltd.
 9.75%, 10/15/07+ ...............    6,000,000      5,940,000
Sullivan Graphics, Inc.
 12.75%, 08/01/05 ...............    5,000,000      5,050,000
Unisys Corp.
 11.75%, 10/15/04 ...............    4,000,000      4,580,000
                                                  -----------
                                                   20,205,000
                                                  -----------
TELECOMMUNICATIONS (20.7%)
American Telecasting, Inc.
 Zero Coupon, 08/15/05(d) .......    5,000,000      1,500,000
EchoStar Communications Corp.
 12.5%, 07/01/02+ ...............    7,000,000      7,577,500
GST Telecommunications, Inc.
 12.75%, 11/15/07 ...............    5,000,000      5,225,000
Ionica Group PLC
 Zero Coupon, 05/01/07(d) .......   13,000,000      5,200,000

                                       15

THE HUDSON RIVER TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

=============================================================
                                    PRINCIPAL        VALUE
                                      AMOUNT       (NOTE 1)
-------------------------------------------------------------
Iridium LLC/Capital Corp.
 14.0%, 07/15/05 ................  $12,000,000   $ 13,110,000
Knology Holdings, Inc.
 Zero Coupon, 10/15/07(d) .......   15,000,000      8,062,500
Microcell
 Telecommunications, Inc.
 Zero Coupon, 06/01/06(d) .......   10,000,000      6,750,000
Netia Holdings B.V.:
 Zero Coupon, 11/01/07+(d)  .....    3,000,000      1,710,000
 10.25%, 11/01/07+ ..............    5,000,000      4,800,000
Optel, Inc.
 13.0%, 02/15/05 ................   10,000,000     10,600,000
Orion Network Systems, Inc.
 11.25%, 01/15/07 ...............    4,000,000      4,500,000
Primus Telecommunications
 11.75%, 08/01/04 ...............    6,500,000      6,922,500
Winstar Equipment Corp.
 12.5%, 03/15/04 ................   10,000,000     11,150,000
                                                 ------------
                                                   87,107,500
                                                 ------------
 TOTAL TECHNOLOGY (25.5%)  ......                 107,312,500
                                                 ------------
DIVERSIFIED
MISCELLANEOUS (0.7%)
Elgin National Industries
 11.0%, 11/01/07+ ...............  $ 3,000,000   $  3,101,250
                                                 ------------
TOTAL LONG-TERM DEBT SECURITIES (89.9%)
 (Amortized Cost $371,488,588)                    378,956,931
                                                 ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
Federal Home Loan
 Mortgage Corp.
  6.0%, 01/02/98 ................   30,000,000     29,995,000
                                                 ------------
TOTAL SHORT-TERM DEBT SECURITIES (7.1%)
 (Amortized Cost $29,995,000) ...                  29,995,000
                                                 ------------
TOTAL INVESTMENTS (97.1%)
 (Cost/Amortized Cost
 $401,820,273)...................                 409,444,270
OTHER ASSETS
 LESS LIABILITIES (2.9%).........                  12,366,608
                                                 ------------
NET ASSETS (100.0%) .............                $421,810,878
                                                 ============

------------
*      Non-income producing.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $197,227,625 or 46.8% of net assets.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.
(b) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.
(c) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at December 31, 1997.
(d) Debt security initially issued in zero coupon form which converts to coupon form at a specific rate and date.

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

===========================================================
                                     NUMBER        VALUE
                                   OF SHARES     (NOTE 1)
-----------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS (1.6%)
Dupont (E.I.) de Nemours & Co. ..   158,000     $ 9,489,875
                                                -----------
CHEMICALS--SPECIALTY (0.6%)
Praxair, Inc. ...................    77,000       3,465,000
                                                -----------
 TOTAL BASIC MATERIALS (2.2%)  ..                12,954,875
                                                -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (2.6%)
USA Waste Services, Inc.*  ......   113,295       4,446,829
Waste Management, Inc. ..........   390,000      10,725,000
                                                -----------
                                                 15,171,829
                                                -----------
PRINTING, PUBLISHING &
 BROADCASTING (3.3%)
Belo (A.H.) Corp. (Series A)  ...    96,000       5,388,000
Gannett Co. .....................    82,000       5,068,625
New York Times Co. (Class A)  ...    41,000       2,711,125
Reuters Holdings PLC (ADR)  .....    93,000       6,161,250
                                                -----------
                                                 19,329,000
                                                -----------
 TOTAL BUSINESS SERVICES (5.9%)                  34,500,829
                                                -----------
CAPITAL GOODS
AEROSPACE (0.6%)
General Dynamics Corp. ..........    42,000       3,630,375
                                                -----------
ELECTRICAL EQUIPMENT (1.5%)
General Electric Co. ............   121,000       8,878,375
                                                -----------
MACHINERY (2.7%)
Allied Signal, Inc. .............    72,000       2,803,500
Cooper Industries, Inc. .........    85,000       4,165,000
Fluor Corp. .....................    87,000       3,251,625
United Technologies Corp.  ......    77,100       5,613,844
                                                -----------
                                                 15,833,969
                                                -----------
 TOTAL CAPITAL GOODS (4.8%)  ....                28,342,719
                                                -----------
CONSUMER CYCLICALS
AIRLINES (1.7%)
Delta Air Lines, Inc. ...........    39,200       4,664,800
Northwest Airlines Corp.
 (Class A)* .....................   111,000       5,314,125
                                                -----------
                                                  9,978,925
                                                -----------
APPAREL, TEXTILE (0.5%)
Reebok International, Inc.*  ....   100,400       2,892,775
                                                -----------
AUTOS & TRUCKS (1.3%)
Harley-Davidson, Inc. ...........   285,000       7,801,875
                                                -----------
HOUSEHOLD FURNITURE,
 APPLIANCES (0.7%)
Sunbeam Corp. ...................    91,500       3,854,438
                                                -----------
RETAIL--GENERAL (3.8%)
Dayton Hudson Corp. .............    92,000       6,210,000
Federated Department Stores,
 Inc. * .........................    94,600       4,073,712
Home Depot, Inc. ................   124,800       7,347,600
Sears, Roebuck & Co. ............   103,800       4,696,950
                                                -----------
                                                 22,328,262
                                                -----------
 TOTAL CONSUMER CYCLICALS (8.0%)                 46,856,275
                                                -----------
CONSUMER NONCYCLICALS
CONTAINERS (0.5%)
Sealed Air Corp.* ...............    44,000     $ 2,717,000
                                                -----------
DRUGS (6.3%)
American Home Products Corp.  ...    67,000       5,125,507
Centocor, Inc.* .................   253,900       8,442,175
Genzyme Corp. (General
 Division)* .....................    70,000       1,942,500
Merck & Co., Inc. ...............    92,000       9,775,000
Schering Plough Corp. ...........   189,000      11,741,625
                                                -----------
                                                 37,026,807
                                                -----------
FOODS (3.4%)
Campbell Soup Co. ...............   215,000      12,496,875
Heinz (H.J.) Co. ................    93,000       4,725,562
Tyson Foods, Inc. ...............   135,200       2,771,600
                                                -----------
                                                 19,994,037
                                                -----------
HOSPITAL SUPPLIES & SERVICES (1.9%)
Baxter International, Inc.  .....    61,900       3,122,081
Becton, Dickinson & Co. .........    46,000       2,300,000
PacifiCare Health Systems, Inc.
 (Class B) * ....................   115,000       6,023,125
                                                -----------
                                                 11,445,206
                                                -----------
SOAPS & TOILETRIES (1.7%)
Gillette Co. ....................   100,000      10,043,750
                                                -----------
TOBACCO (4.5%)
Philip Morris Cos., Inc. ........   238,500      10,807,031
RJR Nabisco Holdings Corp.  .....   410,000      15,375,000
                                                -----------
                                                 26,182,031
                                                -----------
 TOTAL CONSUMER NONCYCLICALS (18.3%)            107,408,831
                                                -----------
CREDIT SENSITIVE
BANKS (6.8%)
Chase Manhattan Corp. ...........   151,000      16,534,500
Citicorp ........................    97,800      12,365,587
First Chicago NBD Corp. .........    12,825       1,070,887
First Union Corp. ...............   197,000      10,096,250
                                                -----------
                                                 40,067,224
                                                -----------
FINANCIAL SERVICES (4.5%)
Household International, Inc.  ..    57,000       7,271,062
MBNA Corp. ......................   124,500       3,400,406
Morgan Stanley, Dean Witter,
 Discover & Co. .................   185,000      10,938,125
PMI Group, Inc. .................    66,600       4,816,013
                                                -----------
                                                 26,425,606
                                                -----------
INSURANCE (5.4%)
American International Group,
 Inc. ...........................    85,000       9,243,750
General Re Corp. ................    26,400       5,596,800
Hartford Financial Services
 Group, Inc. ....................    56,500       5,286,281
Hartford Life, Inc. (Class A)  ..    60,000       2,718,750
PennCorp Financial Group, Inc.  .    93,000       3,318,938
Travelers Group, Inc. ...........    46,500       2,505,188
Travelers Property Casualty
 Corp. (Class A).................    63,000       2,772,000
                                                -----------
                                                 31,441,707
                                                -----------

                                       17

THE HUDSON RIVER TRUST
ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===========================================================
                                     NUMBER        VALUE
                                   OF SHARES     (NOTE 1)
-----------------------------------------------------------
REAL ESTATE (0.0%)
Security Capital Group--
 Warrants* ......................     2,513    $     13,193
                                               ------------
UTILITY--ELECTRIC (2.1%)
AES Corp.* ......................    18,200         848,575
CMS Energy Corp. ................    53,000       2,335,312
FPL Group, Inc. .................    86,000       5,090,125
NIPSCO Industries, Inc. .........    56,000       2,768,500
Pinnacle West Capital Corp.  ....    36,000       1,525,500
                                               ------------
                                                 12,568,012
                                               ------------
UTILITY--TELEPHONE (1.8%)
AT&T Corp. ......................    85,300       5,224,625
Teleport Communications Group,
 Inc. (Class A)* ................    99,700       5,471,038
                                               ------------
                                                 10,695,663
                                               ------------
 TOTAL CREDIT SENSITIVE (20.6%)                 121,211,405
                                               ------------
ENERGY
OIL--DOMESTIC (4.7%)
Apache Corp. ....................   210,000       7,363,125
Enron Oil & Gas Co. .............   130,000       2,754,375
Murphy Oil Corp. ................    91,000       4,931,063
USX-Marathon Group ..............   325,000      10,968,750
Union Pacific Resources Group,
 Inc. ...........................    68,800       1,668,400
                                               ------------
                                                 27,685,713
                                               ------------
OIL--INTERNATIONAL (4.0%)
Gulf Canada Resources Ltd.*  ....   345,000       2,415,000
Mobil Corp. .....................    88,600       6,395,813
Texaco, Inc. ....................   270,400      14,703,000
                                               ------------
                                                 23,513,813
                                               ------------
OIL--SUPPLIES & CONSTRUCTION (1.2%)
Dresser Industries, Inc. ........   125,000       5,242,187
Transocean Offshore, Inc.  ......    41,800       2,014,238
                                               ------------
                                                  7,256,425
                                               ------------
RAILROADS (0.2%)
Canadian Pacific Ltd. ...........    39,000       1,062,750
                                               ------------
 TOTAL ENERGY (10.1%) ...........                59,518,701
                                               ------------
TECHNOLOGY
ELECTRONICS (3.8%)
Altera Corp.* ...................    34,800       1,152,750
Atmel Corp.* ....................   319,000       5,921,437
Cisco Systems, Inc.* ............   144,750       8,069,812
Solectron Corp.* ................    49,200       2,044,875
Xilinx, Inc.* ...................   145,000       5,084,063
                                               ------------
                                                 22,272,937
                                               ------------
OFFICE EQUIPMENT (1.1%)
Compaq Computer Corp. ...........    42,250       2,384,484
Hewlett-Packard Co. .............    71,000       4,437,500
                                               ------------
                                                  6,821,984
                                               ------------
OFFICE EQUIPMENT SERVICES (3.4%)
Electronic Data Systems Corp.  ..   139,200       6,116,100
First Data Corp. ................   467,000      13,659,750
                                               ------------
                                                 19,775,850
                                               ------------
TELECOMMUNICATIONS (3.1%)
Intermedia Communications,
 Inc.* ..........................       370          22,478
MCI Communications Corp. ........   330,000      14,128,125
Scientific Atlanta, Inc. ........    80,000    $  1,340,000
WorldCom, Inc.* .................    89,900       2,719,475
                                               ------------
                                                 18,210,078
                                               ------------
 TOTAL TECHNOLOGY (11.4%)........                67,080,849
                                               ------------
DIVERSIFIED
MISCELLANEOUS (2.9%)
Tyco International Ltd. .........   195,200       8,796,200
U.S. Industries, Inc. ...........    87,000       2,620,875
Viad Corp. ......................   130,000       2,510,625
Whitman Corp. ...................   109,000       2,840,813
                                               ------------
 TOTAL DIVERSIFIED (2.9%)........                16,768,513
                                               ------------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (84.2%)
 (Cost $428,916,307) ............               494,642,997
                                               ------------
PREFERRED STOCKS:
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.2%)
Republic Industries, Inc.
 6.5% Exch. Conv. ...............    51,500       1,210,250
                                               ------------
TRUCKING, SHIPPING (0.2%)
CNF Trust I
 5.0% Conv. Series A ............    20,500       1,168,500
                                               ------------
 TOTAL BUSINESS SERVICES (0.4%)                   2,378,750
                                               ------------
CAPITAL GOODS (0.4%)
AEROSPACE
Loral Space & Communications
 6.0% Conv. .....................    39,200       2,410,800
                                               ------------
CONSUMER CYCLICALS (0.3%)
AIRLINES
Continental Airlines Finance
 Trust 8.5% Conv. ...............    19,600       2,016,350
                                               ------------
CREDIT SENSITIVE (0.3%)
UTILITY--ELECTRIC
AES Trust I
 5.375% Conv. Series A ..........    25,200       1,808,100
                                               ------------
ENERGY (0.2%)
OIL--DOMESTIC
Devon Financing Trust
 $3.25 Conv. ....................    12,500         915,625
                                               ------------
TECHNOLOGY
TELECOMMUNICATIONS (1.8%)
Intermedia Communications, Inc.:
 7.0% Conv.+.....................    29,400       1,205,400
 7.0% Conv. Series D ............    26,400       1,082,400
Mobile Telecommunications
 $2.25 Conv. ....................    30,850       1,033,475
Nextel Strypes Trust
 7.25% Conv. ....................    55,700       1,322,875
QualComm Financial Trust:
 5.75% Conv. ....................    18,300         856,669
 5.75% Conv.+ ...................    28,800       1,348,200
WorldCom, Inc.
 8.0% Conv. .....................    33,200       3,481,850
                                              -------------
 TOTAL TECHNOLOGY (1.8%) ........                10,330,869
                                              -------------
TOTAL PREFERRED STOCKS (3.4%)
 (Cost $18,227,795) .............                19,860,494
                                              -------------

THE HUDSON RIVER TRUST
ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===========================================================
                                   PRINCIPAL       VALUE
                                    AMOUNT       (NOTE 1)
-----------------------------------------------------------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PROFESSIONAL SERVICES (0.4%)
Career Horizons, Inc.
 7.0% Conv., 11/01/02...........  $  835,000    $1,736,800
Personnel Group of America:
 5.75% Conv., 07/01/04 .........     120,000       136,200
 5.75% Conv., 07/01/04+ ........     375,000       425,625
                                                ----------
 TOTAL BUSINESS SERVICES (0.4%)                  2,298,625
                                                ----------
CAPITAL GOODS
AEROSPACE (0.2%)
Orbital Sciences Corp.
 5.0% Conv., 10/01/02+..........     660,000       843,150
                                                ----------
BUILDING & CONSTRUCTION (0.1%)
Halter Marine Group, Inc.
 4.5% Conv., 09/15/04+..........     710,000       797,862
                                                ----------
MACHINERY (0.3%)
DII Group, Inc.
 6.0% Conv., 10/15/02+..........   1,100,000     1,681,625
                                                ----------
 TOTAL CAPITAL GOODS (0.6%)  ...                 3,322,637
                                                ----------
CONSUMER CYCLICALS
FOOD SERVICES, LODGING (0.5%)
Cendant Corp.
 4.75% Conv., 03/01/03..........   2,265,000     3,046,425
                                                ----------
RETAIL--GENERAL (0.3%)
U.S. Office Products Co.
 5.5% Conv., 02/01/01 ..........   1,530,000     1,818,787
                                                ----------
 TOTAL CONSUMER CYCLICALS (0.8%)                 4,865,212
                                                ----------
CONSUMER NONCYCLICALS
DRUGS (0.7%)
MedImmune, Inc.:
 7.0% Conv. Sub. Note,
 07/01/03+......................     380,000       864,025
 7.0% Conv., 07/01/03...........     920,000     2,091,850
Quintiles Transnational Corp.:
 4.25% Conv., 05/31/00+ ........     580,000       651,775
 4.25% Conv., 05/31/00 .........     475,000       533,781
                                                ----------
                                                 4,141,431
                                                ----------
HOSPITAL SUPPLIES & SERVICES (0.5%)
FPA Medical Management, Inc.:
 6.5% Conv., 12/15/01 ..........   1,060,000     1,081,200
 6.5% Conv., 12/15/01+ .........     465,000       474,300
RES-Care, Inc.
 6.0% Conv., 12/01/04+ .........   1,150,000     1,311,000
                                                ----------
                                                 2,866,500
                                                ----------
 TOTAL CONSUMER NONCYCLICALS (1.2%)              7,007,931
                                                ----------
CREDIT SENSITIVE
FINANCIAL SERVICES (0.3%)
RAC Financial Group, Inc.:
 7.25% Conv. Sub. Note,
 08/15/03+ .....................     365,000       879,650
 7.25% Conv., 08/15/03 .........     480,000     1,156,800
                                                ----------
                                                 2,036,450
                                                ----------
INSURANCE (0.3%)
Penn Treaty American Corp.:
 6.25% Conv., 12/01/03 .........  $  535,000    $  689,481
 6.25% Conv., 12/01/03+ ........     660,000       850,575
                                                ----------
                                                 1,540,056
                                                ----------
 TOTAL CREDIT SENSITIVE (0.6%)                   3,576,506
                                                ----------
ENERGY
COAL & GAS PIPELINES (0.3%)
Nabors Industries, Inc.
 5.0% Conv., 05/15/06 ..........   1,110,000     2,009,100
                                                ----------
OIL--SUPPLIES & CONSTRUCTION (0.6%)
Diamond Offshore Drilling, Inc.
 3.75% Conv. Sub. Note,
 02/15/07.......................   1,120,000     1,482,600
Parker Drilling Co.
 5.5% Conv. Sub. Note,
 08/01/04 ......................   1,035,000     1,076,400
Seacor Holdings, Inc.:
 5.375% Conv., 11/15/06+ .......     485,000       549,263
 5.375% Conv., 11/15/06 ........     345,000       390,713
                                                ----------
                                                 3,498,976
                                                ----------
 TOTAL ENERGY (0.9%) ...........                 5,508,076
                                                ----------
TECHNOLOGY
ELECTRONICS (4.0%)
Altera Corp.
 5.75% Conv. Sub. Note,
 06/15/02+......................   1,680,000     2,305,800
Baan Co.:
 4.5% Conv. Sub. Note,
 12/15/01+......................     845,000     1,294,962
 4.5% Conv. Sub. Note,
 12/15/01 ......................     335,000       513,387
Cymer, Inc.
 3.5% Conv., 08/06/04+(a)  .....   1,475,000     1,115,469
Integrated Process Equipment
 6.25% Conv., 09/15/04+ ........   2,195,000     1,819,106
Level One Communications
 4.0% Conv., 09/01/04+ .........   1,630,000     1,532,200
Photronics, Inc.
 6.0% Conv., 06/01/04 ..........   2,055,000     2,355,544
Quantum Corp.
 5.0% Conv., 03/01/03+ .........     385,000       698,775
Sanmina Corp.
 5.5% Conv., 08/15/02+ .........   1,410,000     3,417,488
SCI Systems, Inc.
 5.0% Conv., 05/01/06 ..........   1,795,000     3,343,188
Solectron Corp.
 6.0% Conv., 03/01/06+ .........   1,185,000     1,624,931
Wind River Systems, Inc.
 5.0% Conv., 08/01/02+ .........   1,420,000     1,519,400
Xilinx, Inc.
 5.25% Conv., 11/01/02+ ........   1,925,000     1,862,438
                                                ----------
                                                23,402,688
                                                ----------

                                       19

THE HUDSON RIVER TRUST
ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

===========================================================
                                   PRINCIPAL       VALUE
                                    AMOUNT       (NOTE 1)
-----------------------------------------------------------
TELECOMMUNICATIONS (0.3%)
Comverse Technology, Inc.:
 5.75% Conv., 10/01/06 .........  $   665,000  $    716,537
 5.75% Conv. Sub. Note,
 10/01/06+......................    1,200,000     1,293,000
                                               ------------
                                                  2,009,537
                                               ------------
 TOTAL TECHNOLOGY (4.3%)  ......                 25,412,225
                                               ------------
TOTAL LONG-TERM DEBT SECURITIES (8.8%)
 (Amortized Cost $46,485,364) ..                 51,991,212
                                               ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (3.0%)
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98.............   17,600,000    17,597,067
                                               ------------
TOTAL SHORT-TERM DEBT SECURITIES (3.0%)
 (Amortized Cost $17,597,067)                    17,597,067
                                               ------------
TOTAL INVESTMENTS (99.4%)
 (Cost/Amortized Cost
 $511,226,533) .................                584,091,770
OTHER ASSETS
 LESS LIABILITIES (0.6%)  ......                  3,664,123
                                               ------------
NET ASSETS (100.0%) ............               $587,755,893
                                               ============

------------
*      Non-income producing.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $30,366,019 or 5.2% of net assets.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.
       Glossary:
       ADR--American Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

=============================================================
                                       NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (2.2%)
Air Products & Chemicals, Inc.  ...    13,300     $ 1,093,925
Avery Dennison Corp. ..............    12,200         545,950
Dow Chemical Co. ..................    28,300       2,872,450
Dupont (E.I.) de Nemours & Co. ....   140,600       8,444,787
Eastman Chemical Co. ..............     8,800         524,150
Ecolab, Inc. ......................     8,900         493,394
FMC Corp.* ........................     7,100         477,919
Goodrich (B.F.) Co. ...............    10,500         435,094
Grace (W.R.) & Co. ................     8,800         707,850
Hercules, Inc. ....................    12,000         600,750
Millipore Corp. ...................    11,900         403,856
Monsanto Co. ......................    73,300       3,078,600
Rohm & Haas Co. ...................     7,700         737,275
Union Carbide Corp. ...............    15,000         644,063
                                                  -----------
                                                   21,060,063
                                                  -----------
CHEMICALS--SPECIALTY (0.5%)
Great Lakes Chemical Corp. ........    10,100         453,237
Morton International, Inc. ........    15,700         539,688
Praxair, Inc. .....................    19,600         882,000
Raychem Corp. .....................    10,200         439,238
Sigma-Aldrich Corp. ...............    11,900         473,025
Southern Co. ......................    85,000       2,199,375
                                                  -----------
                                                    4,986,563
                                                  -----------
METALS & MINING (0.7%)
Alcan Aluminium Ltd. ..............    13,400         370,175
Alcan Aluminium Ltd. (Canada) .....    14,800         407,933
Aluminum Co. of America ...........    21,600       1,520,100
Barrick Gold Corp. ................    52,900         985,263
Engelhard Corp. ...................    25,650         445,669
Freeport-McMoRan Copper & Gold,
 Inc. (Class B) ...................    30,000         472,500
Inco Ltd. .........................    26,000         442,000
Newmont Mining Corp. ..............    19,407         570,081
Phelps Dodge Corp. ................     7,500         466,875
Placer Dome, Inc. .................    47,800         606,463
Reynolds Metals Co. ...............     8,500         510,000
                                                  -----------
                                                    6,797,059
                                                  -----------
PAPER (1.0%)
Champion International Corp.  .....    11,400         516,562
Fort James Corp. ..................    22,500         860,625
Georgia Pacific Group .............    11,100         674,325
International Paper Co. ...........    36,025       1,553,578
Kimberly Clark Corp. ..............    67,244       3,315,970
Mead Corp. ........................    16,200         453,600
Stone Container Corp.* ............    30,200         315,213
Temple Inland, Inc. ...............     7,700         402,806
Union Camp Corp. ..................     8,400         450,975
Westvaco Corp. ....................    14,800         465,275
Willamette Industries, Inc.  ......    13,400         431,313
                                                  -----------
                                                    9,440,242
                                                  -----------
STEEL (0.2%)
Allegheny Teledyne, Inc. ..........    20,200         522,675
Nucor Corp. .......................     9,800         473,463
Worthington Industries, Inc.  .....    21,500         354,750
                                                  -----------
                                                    1,350,888
                                                  -----------
 TOTAL BASIC MATERIALS (4.6%)  ....                43,634,815
                                                  -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.4%)
Browning-Ferris Industries, Inc.  .    24,300     $   899,100
Johnson Controls, Inc. ............     9,600         458,400
Thermo Electron Corp.* ............    17,600         783,200
Waste Management, Inc. ............    55,600       1,529,000
                                                  -----------
                                                    3,669,700
                                                  -----------
PRINTING, PUBLISHING &
 BROADCASTING (2.2%)
CBS Corp. .........................     2,100          61,819
Clear Channel Communications,
 Inc.* ............................    12,000         953,250
Comcast Corp. (Class A) SPL  ......    41,800       1,319,313
Deluxe Corp. ......................    13,200         455,400
Donnelley (R.R.) & Sons Co.  ......    18,000         670,500
Dow Jones & Co., Inc. .............    11,800         633,512
Dun & Bradstreet Corp. ............    20,200         624,937
Gannett Co. .......................    34,800       2,151,075
King World Productions, Inc.  .....     7,900         456,225
Knight-Ridder, Inc. ...............    10,700         556,400
McGraw-Hill Companies, Inc.  ......    12,100         895,400
New York Times Co. (Class A)  .....    11,300         747,213
Tele-Communications, Inc. (Series
 A)* ..............................    62,128       1,735,701
Time Warner, Inc. .................    68,700       4,259,400
Times Mirror Co. (Class A) ........    11,300         694,950
Tribune Co. .......................    14,700         915,075
U.S. West Media Group* ............    74,500       2,151,188
Viacom, Inc. (Class A)* ...........     1,000          40,875
Viacom, Inc. (Class B)* ...........    42,300       1,752,806
                                                  -----------
                                                   21,075,039
                                                  -----------
PROFESSIONAL SERVICES (0.5%)
Block (H&R), Inc. .................    12,800         573,600
Cognizant Corp. ...................    19,500         868,969
Interpublic Group Cos., Inc.  .....    14,800         737,225
Omnicom Group .....................    19,600         830,550
Safety-Kleen Corp. ................    15,600         428,025
Service Corp. International  ......    29,600       1,093,374
                                                  -----------
                                                    4,531,743
                                                  -----------
TRUCKING, SHIPPING (0.2%)
Federal Express Corp.* ............    13,500         824,344
Laidlaw, Inc. .....................    35,200         479,600
Ryder System, Inc. ................    12,900         422,475
                                                  -----------
                                                    1,726,419
                                                  -----------
 TOTAL BUSINESS SERVICES (3.3%) ...                31,002,901
                                                  -----------
CAPITAL GOODS
AEROSPACE (1.5%)
Boeing Co. ........................   122,274       5,983,784
General Dynamics Corp. ............     7,400         639,637
Lockheed Martin Corp. .............    23,704       2,334,844
Northrop Grumman Corp. ............     7,800         897,000
Raytheon Co. (Class A) ............        32           1,578
Raytheon Co. (Class B) ............    41,700       2,105,850
Rockwell International Corp.  .....    24,800       1,295,800
TRW, Inc. .........................    14,400         768,600
                                                  -----------
                                                   14,027,093
                                                  -----------

                                       21

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

=============================================================
                                       NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.6%)
Armstrong World Industries, Inc. ..     6,100     $   455,975
Crane Co. .........................    10,600         459,775
Louisiana Pacific Corp. ...........    22,800         433,200
Masco Corp. .......................    19,400         986,975
Owens Corning .....................    11,300         385,613
PPG Industries, Inc. ..............    21,700       1,239,613
Sherwin Williams Co. ..............    18,600         516,150
Weyerhaeuser Co. ..................    23,700       1,162,781
                                                  -----------
                                                    5,640,082
                                                  -----------
ELECTRICAL EQUIPMENT (3.8%)
Emerson Electric Co. ..............    54,700       3,087,131
General Electric Co. ..............   401,200      29,438,050
Grainger (W.W.), Inc. .............     6,100         592,844
Thomas & Betts Corp. ..............     9,600         453,600
Westinghouse Electric Corp.  ......    84,900       2,499,244
                                                  -----------
                                                   36,070,869
                                                  -----------
MACHINERY (1.7%)
Allied Signal, Inc. ...............    69,800       2,717,837
Case Corp. ........................     9,200         556,025
Caterpillar, Inc. .................    46,400       2,253,300
Cooper Industries, Inc. ...........    14,700         720,300
Cummins Engine Company, Inc.  .....     7,000         413,438
Deere & Co. .......................    31,100       1,813,519
Dover Corp. .......................    26,800         968,150
Fluor Corp. .......................    10,900         407,387
Harnischfeger Industries, Inc.  ...    13,000         459,062
Illinois Tool Works, Inc. .........    30,700       1,845,837
Ingersoll Rand Co. ................    19,950         807,975
Pall Corp. ........................    20,500         424,094
Parker-Hannifin Corp. .............    13,150         603,256
United Technologies Corp. .........    28,700       2,089,719
                                                  -----------
                                                   16,079,899
                                                  -----------
 TOTAL CAPITAL GOODS (7.6%)  ......                71,817,943
                                                  -----------
CONSUMER CYCLICALS
AIRLINES (0.4%)
AMR Corp.* ........................    11,300       1,452,050
Delta Air Lines, Inc. .............     8,600       1,023,400
Southwest Airlines Co. ............    25,050         616,856
US Airways Group, Inc.* ...........    11,000         687,500
                                                  -----------
                                                    3,779,806
                                                  -----------
APPAREL, TEXTILE (0.4%)
Fruit of the Loom, Inc. (Class A)*     18,900         484,312
Liz Claiborne, Inc. ...............    10,000         418,125
National Service Industries, Inc.       9,000         446,063
Nike, Inc. (Class B) ..............    37,800       1,483,650
VF Corp. ..........................    16,500         757,969
                                                  -----------
                                                    3,590,119
                                                  -----------
AUTO RELATED (0.5%)
Cooper Tire & Rubber Co. ..........    16,600         404,625
Dana Corp. ........................    12,400         589,000
Eaton Corp. .......................     8,600         767,550
Echlin, Inc. ......................    14,100         510,244
Genuine Parts Co. .................    19,700         668,569
Goodyear Tire & Rubber Co. ........    16,700       1,062,537
Snap-On, Inc. .....................    10,150         442,794
                                                  -----------
                                                    4,445,319
                                                  -----------
AUTOS & TRUCKS (1.7%)
AutoZone, Inc.* ...................    17,800     $   516,200
Chrysler Corp. ....................    82,500       2,902,969
Ford Motor Co. ....................   146,100       7,113,244
General Motors Corp. ..............    89,200       5,407,750
Paccar, Inc. ......................    10,400         546,000
                                                  -----------
                                                   16,486,163
                                                  -----------

FOOD SERVICES, LODGING (0.8%)
Harrah's Entertainment, Inc.*  ....    25,200         475,650
ITT Corp.* ........................    13,300       1,102,237
Marriott International, Inc.  .....    14,900       1,031,825
McDonald's Corp. ..................    85,100       4,063,525
Tricon Global Restaurants, Inc.* ..    17,020         494,644
Wendy's International, Inc.  ......    21,500         517,344
                                                  -----------
                                                    7,685,225
                                                  -----------

HOUSEHOLD FURNITURE,
 APPLIANCES (0.3%)
Black & Decker Corp. ..............    12,400         484,375
Maytag Corp. ......................    13,400         499,987
Newell Company ....................    20,500         871,250
Rubbermaid, Inc. ..................    16,600         415,000
Stanley Works .....................     9,200         434,125
Whirlpool Corp. ...................     8,500         467,500
                                                  -----------
                                                    3,172,237
                                                  -----------
LEISURE RELATED (1.7%)
American Greetings Corp.
 (Class A) ........................    12,300         481,237
Brunswick Corp. ...................    17,100         518,344
Cendant Corp.* ....................    97,551       3,353,307
Disney (Walt) Co. .................    82,400       8,162,750
Hasbro, Inc. ......................    15,200         478,800
Hilton Hotels Corp. ...............    30,000         892,500
Mattel, Inc. ......................    34,843       1,297,902
Mirage Resorts, Inc.* .............    21,200         482,300
                                                  -----------
                                                   15,667,140
                                                  -----------
PHOTO & OPTICAL (0.3%)
Allergan, Inc. ....................    13,900         466,519
Eastman Kodak Company .............    35,800       2,177,087
Polaroid Corp. ....................     9,900         482,006
                                                  -----------
                                                    3,125,612
                                                  -----------
RETAIL--GENERAL (4.1%)
Circuit City Stores-Circuit City
 Group ............................    14,000         497,875
Costco Cos., Inc.* ................    26,300       1,173,637
CVS Corp. .........................    21,300       1,364,531
Dayton Hudson Corp. ...............    27,000       1,822,500
Dillard's, Inc. (Class A) .........    13,500         475,875
Federated Department Stores, Inc.*     25,900       1,115,319
Gap, Inc. .........................    49,800       1,764,787
Harcourt General, Inc. ............     7,800         427,050
Home Depot, Inc. ..................    90,400       5,322,300
K-Mart Corp.* .....................    60,300         697,219
Limited, Inc. .....................    32,800         836,400
Lowe's Cos., Inc. .................    21,500       1,025,281
May Department Stores Co. .........    28,800       1,517,400
Nordstrom, Inc. ...................     9,300         561,488
Penney (J.C.), Inc. ...............    30,800       1,857,625
Sears, Roebuck & Co. ..............    48,500       2,194,625

                                       22

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

=============================================================
                                       NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Tandy Corp. .......................    13,000     $   501,313
TJX Cos., Inc. ....................    19,700         677,188
Toys R Us, Inc.* ..................    35,300       1,109,744
Walgreen Co. ......................    61,000       1,913,875
Wal-Mart Stores, Inc. .............   280,500      11,062,219
Woolworth Corp.* ..................    22,100         450,288
                                                  -----------
                                                   38,368,539
                                                  -----------
 TOTAL CONSUMER CYCLICALS (10.2%)                  96,320,160
                                                  -----------
CONSUMER NONCYCLICALS
BEVERAGES (3.4%)
Anheuser Busch Companies, Inc. ....    61,100       2,688,400
Brown Forman Corp. (Class B)  .....     7,600         419,900
Coca-Cola Co. .....................   303,900      20,247,337
Pepsico, Inc. .....................   188,700       6,875,756
Seagram Ltd. ......................    47,300       1,528,381
                                                  -----------
                                                   31,759,774
                                                  -----------
CONTAINERS (0.2%)
Bemis, Inc. .......................    11,100         489,094
Crown Cork & Seal Co., Inc.  ......    12,900         646,612
Owens-Illinois, Inc.* .............    14,600         553,888
                                                  -----------
                                                    1,689,594
                                                  -----------
DRUGS (7.3%)
ALZA Corp.* .......................    16,900         537,631
American Home Products Corp.  .....    80,100       6,127,650
Amgen, Inc.* ......................    32,800       1,775,300
Bristol-Meyers Squibb Co. .........   123,200      11,657,800
Lilly (Eli) & Co. .................   137,500       9,573,437
Merck & Co., Inc. .................   148,500      15,778,125
Pfizer, Inc. ......................   158,900      11,847,981
Pharmacia & Upjohn, Inc. ..........    62,690       2,296,021
Schering Plough Corp. .............    90,100       5,597,463
Warner-Lambert Co. ................    33,400       4,141,600
                                                  -----------
                                                   69,333,008
                                                  -----------
FOODS (2.6%)
Archer Daniels Midland Co. ........    67,262       1,458,745
Campbell Soup Co. .................    56,700       3,295,687
ConAgra, Inc. .....................    58,300       1,912,969
CPC International, Inc. ...........    17,700       1,911,600
General Mills, Inc. ...............    19,700       1,411,012
Heinz (H.J.) Co. ..................    45,550       2,314,509
Hershey Foods Corp. ...............    17,200       1,065,325
Kellogg Co. .......................    50,900       2,525,912
Pioneer Hi Bred International,
 Inc. .............................     8,100         868,725
Quaker Oats Co. ...................    16,900         891,475
Ralston-Ralston Purina Group  .....    12,800       1,189,600
Rite Aid Corp. ....................    15,200         892,050
Sara Lee Corp. ....................    59,200       3,333,700
Wrigley (Wm.), Jr. Co. ............    14,300       1,137,744
                                                  -----------
                                                   24,209,053
                                                  -----------
HOSPITAL SUPPLIES & SERVICES (3.6%)
Abbott Laboratories ...............    95,100       6,234,994
Baxter International, Inc. ........    34,500       1,740,094
Becton, Dickinson & Co. ...........    14,400         720,000
Biomet, Inc. ......................    19,100         489,437
Boston Scientific Corp.* ..........    23,300       1,068,887
Cardinal Health, Inc. .............    13,400       1,006,675
Columbia/HCA Healthcare Corp. .....    80,800       2,393,700
Guidant Corp. .....................    17,800       1,108,050
Healthsouth Corp.* ................    47,900     $ 1,329,225
Humana, Inc.* .....................    20,200         419,150
Johnson and Johnson ...............   164,400      10,829,850
Mallinckrodt, Inc. ................    11,900         452,200
Medtronic, Inc. ...................    57,800       3,023,663
Saint Jude Medical, Inc.* .........    17,150         523,075
Tenet Healthcare Corp.* ...........    36,400       1,205,750
United Healthcare Corp. ...........    23,200       1,152,750
                                                  -----------
                                                   33,697,500
                                                  -----------
RETAIL--FOOD (0.6%)
Albertsons, Inc. ..................    30,400       1,440,200
American Stores Co. ...............    33,700         692,956
Giant Food, Inc. (Class A) ........    13,900         468,256
Kroger Co.* .......................    31,500       1,163,531
Supervalu, Inc. ...................    11,000         460,625
Sysco Corp. .......................    21,500         979,594
Winn Dixie Stores, Inc. ...........    18,400         803,850
                                                  -----------
                                                    6,009,012
                                                  -----------
SOAPS & TOILETRIES (3.2%)
Avon Products, Inc. ...............    15,700         963,587
Clorox Co. ........................    12,500         988,281
Colgate Palmolive Co. .............    36,800       2,704,800
Gillette Co. ......................    69,600       6,990,450
International Flavors &
 Fragrances, Inc. .................    13,000         669,500
Procter & Gamble Co. ..............   167,900      13,400,519
Unilever N.V. .....................    79,600       4,970,025
                                                  -----------
                                                   30,687,162
                                                  -----------
TOBACCO (1.8%)
Fortune Brands, Inc. ..............    19,600         726,425
Loews Corp. .......................    13,500       1,432,687
Philip Morris Cos., Inc. ..........   299,100      13,552,969
UST, Inc. .........................    22,700         838,481
                                                  -----------
                                                   16,550,562
                                                  -----------
 TOTAL CONSUMER NONCYCLICALS (22.7%)              213,935,665
                                                  -----------
CREDIT SENSITIVE
BANKS (8.3%)
Ahmanson (H.F.) & Co. .............    12,000         803,250
Banc One Corp. ....................    71,900       3,905,069
Bank of New York Co., Inc. ........    46,800       2,705,625
BankAmerica Corp. .................    86,100       6,285,300
BankBoston Corp. ..................    18,000       1,690,875
Bankers Trust New York Corp.  .....    12,300       1,382,981
Barnett Banks, Inc. ...............    24,500       1,760,937
Chase Manhattan Corp. .............    52,240       5,720,280
Citicorp ..........................    56,500       7,143,719
Comerica, Inc. ....................    13,000       1,173,250
CoreStates Financial Corp. ........    25,000       2,001,562
Fifth Third Bancorp ...............    19,000       1,553,250
First Chicago NBD Corp. ...........    36,449       3,043,491
First Union Corp. .................    77,000       3,946,250
Golden West Financial Corp.  ......     6,800         665,125
Huntington Bancshares, Inc.  ......    22,900         824,400
KeyCorp. ..........................    26,800       1,897,775
Mellon Bank Corp. .................    31,000       1,879,375
Morgan (J.P.) & Co., Inc. .........    22,100       2,494,538
National City Corp. ...............    26,400       1,735,800
NationsBank Corp. .................    87,399       5,314,952
Norwest Corp. .....................    92,000       3,553,500

                                       23

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

=============================================================
                                       NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
PNC Bank Corp. ....................    37,700     $ 2,151,256
Republic New York Corp. ...........     6,400         730,800
State Street Corp. ................    19,200       1,117,200
Suntrust Banks, Inc. ..............    26,200       1,870,025
U.S. Bancorp. .....................    30,026       3,361,035
Wachovia Corp. ....................    25,000       2,028,125
Washington Mutual, Inc. ...........    30,800       1,965,425
Wells Fargo & Co. .................    10,800       3,665,925
                                                  -----------
                                                   78,371,095
                                                  -----------
FINANCIAL SERVICES (2.5%)
American Express Co. ..............    57,700       5,149,725
Beneficial Corp. ..................     6,300         523,687
Country Wide Credit Industries,
 Inc. .............................    12,200         523,075
Equifax, Inc. .....................    17,900         634,331
Fleet Financial Group, Inc.  ......    30,879       2,313,995
Green Tree Financial Corp. ........    22,500         589,219
Household International, Inc.  ....    13,100       1,671,069
MBIA, Inc. ........................    11,000         734,937
MBNA Corp. ........................    61,687       1,684,826
Merrill Lynch & Co., Inc. .........    40,800       2,975,850
Morgan Stanley, Dean Witter,
 Discover & Co. ...................    72,205       4,269,121
Schwab (Charles) Corp. ............    31,850       1,335,709
Synovus Financial Corp. ...........    21,000         687,750
Transamerica Corp. ................     7,600         809,400
                                                  -----------
                                                   23,902,694
                                                  -----------
INSURANCE (4.8%)
Aetna, Inc. .......................    18,443       1,301,384
Allstate Corp. ....................    53,438       4,856,178
American General Corp. ............    30,500       1,648,906
American International Group, Inc.     86,225       9,376,969
Aon Corp. .........................    20,550       1,204,744
Chubb Corp. .......................    21,200       1,603,250
CIGNA Corp. .......................     9,100       1,574,869
Cincinnati Financial Corp. ........     6,800         957,100
Conseco, Inc. .....................    22,500       1,022,344
General Re Corp. ..................     9,800       2,077,600
Hartford Financial Services Group,
 Inc. .............................    14,500       1,356,656
Jefferson-Pilot Corp. .............     8,700         677,512
Lincoln National Corp. Industries .    12,200         953,125
Marsh & McLennan Cos., Inc.  ......    20,700       1,543,444
MGIC Investment Corp. .............    14,000         931,000
Progressive Corp. .................     8,900       1,066,888
Providian Financial Corp. .........    11,200         506,100
Safeco Corp. ......................    17,100         833,625
Saint Paul Cos., Inc. .............    10,300         845,244
SunAmerica, Inc. ..................    24,000       1,026,000
Torchmark Corp. ...................    17,000         715,063
Travelers Group, Inc. .............   140,857       7,588,671
UNUM Corp. ........................    16,700         908,063
USF&G Corp. .......................    21,800         480,963
                                                  -----------
                                                   45,055,698
                                                  -----------
MORTGAGE RELATED (1.2%)
Federal National Mortgage
 Association ......................   130,600       7,452,362
Federal Home Loan Mortgage Corp.  .    85,500       3,585,656
                                                  -----------
                                                   11,038,018
                                                  -----------
UTILITY--ELECTRIC (2.4%)
American Electric Power, Inc.  ....    23,500     $ 1,213,187
Baltimore Gas & Electric Co.  .....    18,300         623,344
Carolina Power & Light Co. ........    18,300         776,606
Central & South West Corp. ........    25,600         692,800
CINergy Corp. .....................    19,613         751,423
Consolidated Edison, Inc. .........    29,200       1,197,200
Dominion Resources, Inc. ..........    23,100         983,194
DTE Energy Co. ....................    17,500         607,031
Duke Energy Co. ...................    44,630       2,471,386
Edison International ..............    49,300       1,340,344
Entergy Corp. .....................    30,000         898,125
FirstEnergy Corp.* ................    28,600         829,400
FPL Group, Inc. ...................    22,600       1,337,637
GPU, Inc. .........................    15,000         631,875
Houston Industries, Inc. ..........    35,400         944,737
Northern States Power Co. .........     8,300         483,475
Pacificorp. .......................    36,800       1,005,100
Peco Energy Co. ...................    26,900         652,325
PG&E Corp. ........................    54,400       1,655,800
PP&L Resources, Inc. ..............    20,000         478,750
Public Service Enterprise Group  ..    28,800         912,600
Texas Utilities Co. ...............    29,900       1,242,719
Unicom Corporation ................    26,900         827,175
Union Electric Co. ................    12,700         549,275
                                                  -----------
                                                   23,105,508
                                                  -----------
UTILITY--GAS (0.4%)
Columbia Gas System, Inc. .........     6,900         542,081
Consolidated Natural Gas Co.  .....    11,500         695,750
ENRON Corp. .......................    38,000       1,579,375
Nicor, Inc. .......................    11,800         497,813
                                                  -----------
                                                    3,315,019
                                                  -----------
UTILITY--TELEPHONE (5.8%)
Alltel Corp. ......................    22,500         923,906
Ameritech Corp. ...................    67,900       5,465,950
AT&T Corp. ........................   200,500      12,280,625
Bell Atlantic Corp. ...............    95,696       8,708,336
BellSouth Corp. ...................   122,300       6,887,019
Frontier Corp. ....................    18,500         445,156
GTE Corp. .........................   117,900       6,160,275
SBC Communications, Inc. ..........   112,773       8,260,622
Sprint Corp. ......................    53,100       3,112,988
U.S. West Communications Group*  ..    57,500       2,594,688
                                                  -----------
                                                   54,839,565
                                                  -----------
 TOTAL CREDIT SENSITIVE (25.4%)                   239,627,597
                                                  -----------
ENERGY
COAL & GAS PIPELINES (0.5%)
Burlington Resources, Inc. ........    21,830         978,257
Coastal Corp. .....................    12,800         792,800
Pacific Enterprises ...............    13,000         489,125
Sonat, Inc. .......................    10,600         484,950
Tenneco, Inc. .....................    20,300         801,850
Williams Cos., Inc. ...............    39,500       1,120,813
                                                  -----------
                                                    4,667,795
                                                  -----------
OIL--DOMESTIC (1.9%)
Amerada Hess Corp. ................    10,900         598,137
Amoco Corp. .......................    60,400       5,141,550

                                       24

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

=============================================================
                                       NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
-------------------------------------------------------------
Anadarko Petroleum Corp. ..........     7,600     $   461,225
Apache Corp. ......................    12,200         427,762
Ashland, Inc. .....................     8,300         445,606
Atlantic Richfield Co. ............    39,400       3,156,925
Kerr McGee Corp. ..................     7,200         455,850
Occidental Petroleum Corp. ........    39,000       1,143,188
Oryx Energy Co.* ..................    16,900         430,950
Pennzoil Co. ......................     6,500         434,281
Phillips Petroleum Co. ............    31,800       1,546,275
Sun Co., Inc. .....................    11,500         483,719
Union Pacific Resources Group,
 Inc. .............................    30,608         742,244
Unocal Corp. ......................    29,800       1,156,613
USX-Marathon Group ................    34,700       1,171,125
USX-U.S. Steel Group ..............    13,500         421,875
                                                  -----------
                                                   18,217,325
                                                  -----------
OIL--INTERNATIONAL (5.3%)
Chevron Corp. .....................    81,100       6,244,700
Exxon Corp. .......................   304,700      18,643,831
Mobil Corp. .......................    97,400       7,031,063
Royal Dutch Petroleum Co. (ADR)  ..   265,600      14,392,200
Texaco, Inc. ......................    63,700       3,463,688
                                                  -----------
                                                   49,775,482
                                                  -----------
OIL--SUPPLIES & CONSTRUCTION (1.0%)
Baker Hughes, Inc. ................    20,500         894,312
Dresser Industries, Inc. ..........    20,900         876,494
Halliburton Co. ...................    29,800       1,547,737
Helmerich & Payne, Inc. ...........     7,000         475,125
Schlumberger Ltd. .................    61,300       4,934,650
Western Atlas, Inc.* ..............     6,400         473,600
                                                  -----------
                                                    9,201,918
                                                  -----------
RAILROADS (0.7%)
Burlington Northern Santa Fe  .....    18,651       1,733,377
CSX Corp. .........................    26,900       1,452,600
Norfolk Southern Corp. ............    46,500       1,432,781
Union Pacific Corp. ...............    29,700       1,854,394
                                                  -----------
                                                    6,473,152
                                                  -----------
 TOTAL ENERGY (9.4%)...............                88,335,672
                                                  -----------
TECHNOLOGY
ELECTRONICS (4.2%)
Advanced Micro Devices, Inc.*  ....    25,100         450,231
AMP, Inc. .........................    27,100       1,138,200
Applied Materials, Inc.* ..........    44,900       1,352,613
BB&T Corp. ........................    17,100       1,095,469
Cisco Systems, Inc.* ..............   123,150       6,865,612
EMC Corp.* ........................    60,800       1,668,200
Harris Corp. ......................    10,300         472,512
Intel Corp. .......................   201,300      14,141,325
ITT Industries, Inc. ..............    14,500         454,938
KLA-Tencor Corp.* .................    13,400         517,575
LSI Logic Corp.* ..................    23,500         464,125
Micron Technology, Inc.* ..........    24,700         642,200
Motorola, Inc. ....................    73,400       4,188,388
National Semiconductor Corp.*  ....    19,300         500,594
Parametric Technology Corp.*  .....    15,000         710,625
Perkin-Elmer Corp. ................     7,200         511,650
Seagate Technology, Inc.* .........    28,700         552,475
Siebel Systems, Inc.* .............        27           1,129
Texas Instruments, Inc. ...........    47,300     $ 2,128,500
3Com Corp.* .......................    42,500       1,484,844
                                                  -----------
                                                   39,341,205
                                                  -----------
OFFICE EQUIPMENT (4.1%)
Bay Networks, Inc.* ...............    24,700         631,394
Ceridian Corp.* ...................    10,800         494,775
Compaq Computer Corp. .............    93,235       5,261,950
Dell Computer Corp.* ..............    40,800       3,427,200
Digital Equipment Corp.* ..........    18,300         677,100
Hewlett-Packard Co. ...............   128,200       8,012,500
Honeywell, Inc. ...................    15,000       1,027,500
International Business Machines
 Corp. ............................   121,100      12,662,519
Pitney Bowes, Inc. ................    17,800       1,600,888
Sun Microsystems, Inc.* ...........    45,500       1,814,313
Unisys Corp.* .....................    36,100         500,888
Xerox Corp. .......................    40,100       2,959,881
                                                  -----------
                                                   39,070,908
                                                  -----------
OFFICE EQUIPMENT SERVICES (3.4%)
Adobe Systems, Inc. ...............    12,700         523,875
Automatic Data Processing, Inc.  ..    35,900       2,203,362
Computer Associates International,
 Inc. .............................    66,925       3,538,659
Computer Sciences Corp.* ..........     9,200         768,200
First Data Corp. ..................    54,400       1,591,200
HBO & Co. .........................    23,500       1,128,000
Microsoft Corp.* ..................   146,800      18,973,900
Novell, Inc.* .....................    59,600         447,000
Oracle Corp.* .....................   120,787       2,695,060
Silicon Graphics, Inc.* ...........    34,500         429,094
                                                  -----------
                                                   32,298,350
                                                  -----------
TELECOMMUNICATIONS (2.3%)
AirTouch Communications, Inc.* ....    61,800       2,568,562
Andrew Corp.* .....................    19,212         461,088
Cabletron Systems, Inc.* ..........    33,000         495,000
DSC Communications Corp.* .........    19,800         475,200
Lucent Technologies, Inc. .........    79,094       6,317,633
MCI Communications Corp. ..........    85,300       3,651,906
Northern Telecommunications Ltd.  .    32,300       2,874,700
Tellabs, Inc.* ....................    22,300       1,179,113
WorldCom, Inc.* ...................   110,700       3,348,675
                                                  -----------
                                                   21,371,877
                                                  -----------
 TOTAL TECHNOLOGY (14.0%)..........               132,082,340
                                                  -----------
DIVERSIFIED
MISCELLANEOUS (1.1%)
Corning, Inc. .....................    29,800       1,106,325
Ikon Office Solutions, Inc.  ......    16,500         464,062
Minnesota Mining & Manufacturing
 Co. ..............................    51,600       4,234,425
Textron, Inc. .....................    19,600       1,225,000
Tyco International Ltd. ...........    65,686       2,959,975
Whitman Corp. .....................    16,300         424,819
                                                  -----------
 TOTAL DIVERSIFIED (1.1%) .........                10,414,606
                                                  -----------
TOTAL COMMON STOCKS (98.3%)
 (Cost $705,933,343) ..............               927,171,699
                                                  -----------

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

=========================================================
                                PRINCIPAL        VALUE
                                  AMOUNT       (NOTE 1)
---------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT & AGENCIES
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98 .........  $10,500,000   $ 10,498,250
U.S. Treasury
 6.0%, due 01/08/98** .......      900,000        886,153
                                             ------------
TOTAL U.S. GOVERNMENT & AGENCIES (1.2%)        11,384,403
                                             ------------
TOTAL SHORT-TERM DEBT SECURITIES (1.2%)
 (Amortized Cost
  $11,384,403)...............                  11,384,403
                                             ------------
TOTAL INVESTMENTS (99.5%)
 (Cost/Amortized Cost
 $717,317,746) ..............                 938,556,102
OTHER ASSETS
 LESS LIABILITIES (0.5%)  ...                   5,184,922
                                             ------------
NET ASSETS (100.0%) .........                $943,741,024
                                             ============

Financial Futures Contracts outstanding at December 31, 1997:

                       EXPIRATION       NUMBER        ORIGINAL      VALUE AT      UNREALIZED
DESCRIPTION               DATE       OF CONTRACTS      VALUE        12/31/97     APPRECIATION
--------------------  ------------ --------------  ------------- -------------  --------------
LONG S&P 500 INDEX*       3/98            46        $11,131,350    $11,259,650     $128,300

------------
*      Non-income producing.
**     Security segregated as collateral on financial futures contracts.
       Glossary:
       ADR--American Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

================================================================
                                       NUMBER          VALUE
                                     OF SHARES       (NOTE 1)
----------------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS (0.3%)
CHEMICALS
Monsanto Co. .....................      725,000   $   30,450,000
                                                  --------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.3%)
Waste Management, Inc. ...........      900,000       24,750,000
                                                  --------------
PRINTING, PUBLISHING &
 BROADCASTING (5.1%)
CBS Corp. ........................      595,000       17,515,313
Chris Craft Industries, Inc.
 (Class B)*++ ....................    1,226,156       64,143,286
Comcast Corp. (Class A) SPL  .....    1,011,800       31,934,937
Liberty Media Group (Class A)* ...    2,600,963       94,284,909
TCI Group (Class A)* (a) .........    5,309,026      150,311,799
Time Warner, Inc. ................      178,900       11,091,800
U.S. West Media Group* ...........      265,000        7,651,875
Viacom, Inc. (Class B)* ..........    2,801,300      116,078,869
                                                  --------------
                                                     493,012,788
                                                  --------------
 TOTAL BUSINESS SERVICES (5.4%) ..                   517,762,788
                                                  --------------
CAPITAL GOODS
AEROSPACE (0.3%)
Loral Space &
 Communications* (a) .............    1,440,000       30,870,000
                                                  --------------
MACHINERY (0.1%)
UNOVA, Inc.* .....................      288,800        4,747,150
                                                  --------------
 TOTAL CAPITAL GOODS (0.4%) ......                    35,617,150
                                                  --------------
CONSUMER CYCLICALS
AIRLINES (1.9%)
AMR Corp.* .......................      185,000       23,772,500
Delta Air Lines, Inc. ............      769,300       91,546,700
Northwest Airlines Corp.
 (Class A)* ......................      498,300       23,856,112
UAL Corp.* .......................      328,500       30,386,250
US Airways Group, Inc.* ..........      200,000       12,500,000
                                                  --------------
                                                     182,061,562
                                                  --------------
AUTO RELATED (1.5%)
Republic Industries, Inc.* (a)  ..    5,949,500      138,697,719
                                                  --------------
AUTOS & TRUCKS (1.2%)
AutoZone, Inc.* ..................    2,590,300       75,118,700
Chrysler Corp. ...................    1,223,800       43,062,462
                                                  --------------
                                                     118,181,162
                                                  --------------
FOOD SERVICES, LODGING (1.1%)
ITT Corp.* .......................    1,294,500      107,281,688
                                                  --------------
LEISURE RELATED (6.2%)
Carnival Corp. (Class A) .........       37,600        2,082,100
Cendant Corp.* (a) ...............   17,123,600      588,623,750
                                                  --------------
                                                     590,705,850
                                                  --------------
RETAIL--GENERAL (3.0%)
Home Depot, Inc. .................    2,222,000      130,820,250
Limited, Inc. ....................    2,100,500       53,562,750
Lowe's Cos., Inc. ................      511,400       24,387,387
Sears, Roebuck & Co. .............      600,500       27,172,625
Wal-Mart Stores, Inc. ............    1,278,000       50,401,125
                                                  --------------
                                                     286,344,137
                                                  --------------
 TOTAL CONSUMER CYCLICALS (14.9%)                  1,423,272,118
                                                  --------------
CONSUMER NONCYCLICALS
DRUGS (3.6%)
Astra AB (A Shares) ..............    3,206,664   $   55,531,720
Centocor, Inc.* ..................       44,700        1,486,275
Merck & Co., Inc. ................    2,163,200      229,840,000
Schering Plough Corp. ............      862,000       53,551,750
                                                  --------------
                                                     340,409,745
                                                  --------------
HOSPITAL SUPPLIES & SERVICES (2.9%)
Abbott Laboratories ..............      926,800       60,763,325
Boston Scientific Corp.* .........    1,547,200       70,977,800
Medtronic, Inc. (a) ..............    2,425,300      126,873,506
United Healthcare Corp. (a)  .....      448,500       22,284,844
                                                  --------------
                                                     280,899,475
                                                  --------------
TOBACCO (5.1%)
Loews Corp. ......................    2,068,500      219,519,562
Philip Morris Cos., Inc. (a)  ....    5,967,100      270,384,219
                                                  --------------
                                                     489,903,781
                                                  --------------
 TOTAL CONSUMER NONCYCLICALS (11.6%)               1,111,213,001
                                                  --------------
CREDIT SENSITIVE
BANKS (3.7%)
Chase Manhattan Corp. ............    1,762,868      193,034,046
First Union Corp. ................    2,010,000      103,012,500
NationsBank Corp. ................      965,000       58,684,062
                                                  --------------
                                                     354,730,608
                                                  --------------
FINANCIAL SERVICES (7.2%)
American Express Co. (a) .........    2,850,400      254,398,200
Fleet Financial Group, Inc.  .....      192,100       14,395,494
Household International, Inc.  ...      180,800       23,063,300
MBNA Corp. (a) ...................    9,762,525      266,638,964
Morgan Stanley, Dean Witter,
 Discover & Co. ..................    1,113,166       65,815,940
PMI Group, Inc. ..................      823,700       59,563,806
                                                  --------------
                                                     683,875,704
                                                  --------------
INSURANCE (11.2%)
Allstate Corp. ...................    1,346,647      122,376,546
American International Group,
 Inc. ............................    3,510,075      381,720,656
Hartford Financial Services
 Group, Inc. .....................      808,600       75,654,638
Progressive Corp. ................      599,900       71,913,012
Travelers Group, Inc. (a) ........    7,853,498      423,107,178
                                                 ---------------
                                                   1,074,772,030
                                                 ---------------
MORTGAGE RELATED (0.3%)
Federal National Mortgage
 Association .....................      543,000       30,984,938
                                                 ---------------
REAL ESTATE (1.7%)
CBL & Associates
 Properties, Inc. ................    1,007,200       24,865,250
Macerich Co. .....................      717,500       20,448,750
Manufactured Home Communities,
 Inc. ............................       33,000          891,000
Regency Realty Corp. .............      128,700        3,563,381
Simon Debartolo Group, Inc.  .....    1,443,000       47,168,063
Spieker Properties, Inc. .........    1,373,400       58,884,525
Summit Properties, Inc. ..........      464,100        9,804,112
                                                 ---------------
                                                     165,625,081
                                                 ---------------
UTILITY--TELEPHONE (3.2%)
AT&T Corp. .......................      500,000       30,625,000
BellSouth Corp. ..................       10,824          609,527

                                       27

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

================================================================
                                       NUMBER          VALUE
                                     OF SHARES       (NOTE 1)
----------------------------------------------------------------
Telecomunicacoes Brasileiras
 S.A.--Telebras (ADR) ............      422,300   $   49,171,556
Teleport Communications Group,
 Inc. (Class A)*++ (a) ...........    4,011,000      220,103,625
                                                  --------------
                                                     300,509,708
                                                  --------------
 TOTAL CREDIT SENSITIVE (27.3%)                    2,610,498,069
                                                  --------------
ENERGY
OIL--DOMESTIC (0.3%)
Union Pacific Resources
 Group, Inc. .....................    1,211,677       29,383,167
                                                  --------------
OIL--SUPPLIES & CONSTRUCTION (4.7%)
BJ Services Co.* (a) .............    1,171,800       84,296,363
Baker Hughes, Inc. ...............      830,000       36,208,750
Dresser Industries, Inc. .........    1,507,300       63,212,394
Halliburton Co. ..................    2,428,700      126,140,606
Nabors Industries, Inc.* .........      729,500       22,933,656
Rowan Cos., Inc.* ................      200,000        6,100,000
Santa Fe International Corp. (a)        286,900       11,673,244
Schlumberger Ltd. ................      109,100        8,782,550
Transocean Offshore, Inc. ........    1,400,000       67,462,500
Western Atlas, Inc.* .............      338,800       25,071,200
                                                  --------------
                                                     451,881,263
                                                  --------------
RAILROADS (1.3%)
Canadian Pacific Ltd. ............    2,673,300       72,847,425
Union Pacific Corp. ..............      728,371       45,477,664
                                                  --------------
                                                     118,325,089
                                                  --------------
 TOTAL ENERGY (6.3%) .............                   599,589,519
                                                  --------------
TECHNOLOGY
ELECTRONICS (12.8%)
Altera Corp.* (a) ................      300,000        9,937,500
Applied Magnetics Corp.* .........      225,000        2,503,125
Cisco Systems, Inc.* (a) .........    8,986,500      500,997,375
EMC Corp.* (a) ...................    1,300,000       35,668,750
Intel Corp. (a) ..................    1,750,000      122,937,500
National Semiconductor Corp.*  ...    1,450,000       37,609,375
Network Associates, Inc.* (a)  ...    1,550,000       81,956,250
Solectron Corp.* (a) .............      600,000       24,937,500
Sterling Commerce, Inc.* (a)  ....    2,033,582       78,165,808
Teradyne, Inc.* (a) ..............      450,000       14,400,000
Texas Instruments, Inc. (a)  .....    2,640,000      118,800,000
3Com Corp.* (a) ..................    5,610,900      196,030,819
                                                  --------------
                                                   1,223,944,002
                                                  --------------
OFFICE EQUIPMENT (2.6%)
Ceridian Corp.*++ ................    3,815,000      174,774,688
Sterling Software, Inc.* .........      586,200       24,034,200
Xerox Corp. (a) ..................      659,500       48,679,344
                                                  --------------
                                                     247,488,232
                                                  --------------

OFFICE EQUIPMENT SERVICES (0.6%)
First Data Corp. (a) .............    1,400,000       40,950,000
Fore Systems, Inc.* ..............      101,400        1,546,350
Oracle Corp.* (a) ................      650,150       14,506,472
                                                  --------------
                                                      57,002,822
                                                  --------------
TELECOMMUNICATIONS (10.3%)
ADC Telecommunications,
 Inc.* (a) .......................      750,000       31,312,500
AirTouch Communications, Inc.* ...      894,600       37,181,812
Ascend Communications,
 Inc.* (a) .......................      250,000        6,125,000
Cabletron Systems, Inc.* .........      550,000   $    8,250,000
DSC Communications Corp.* (a) ....    5,866,100      140,786,400
Lucent Technologies, Inc. (a)  ...      300,000       23,962,500
MCI Communications Corp. (a)  ....    3,567,300      152,725,031
Mannesmann AG (ADR) ..............      143,700       72,505,272
Nokia Corp. (ADR) ................      200,000       14,000,000
TCI Ventures Group* (a) ..........    2,998,710       83,776,461
Tellabs, Inc.* ...................      585,000       30,931,875
WorldCom, Inc.* (a) ..............   12,706,004      384,356,621
                                                  --------------
                                                     985,913,472
                                                  --------------
 TOTAL TECHNOLOGY (26.3%) ........                 2,514,348,528
                                                  --------------
DIVERSIFIED
MISCELLANEOUS (1.0%)
Anixter International, Inc.*  ....      633,734       10,456,611
Tyco International Ltd. ..........    1,873,336       84,417,203
                                                  --------------
 TOTAL DIVERSIFIED (1.0%) ........                    94,873,814
                                                  --------------
TOTAL COMMON STOCKS (93.5%)
 (Cost $6,267,252,116)............                 8,937,624,987
                                                  --------------
PREFERRED STOCKS:
BUSINESS SERVICES (0.1%)
ENVIRONMENTAL CONTROL
Republic Industries, Inc.
 6.5% Exch. Conv. ................      470,400       11,054,400
                                                  --------------
TECHNOLOGY (0.5%)
TELECOMMUNICATIONS
WorldCom, Inc.
 8.0% Conv. ......................      487,000       51,074,125
                                                  --------------
TOTAL PREFERRED STOCKS (0.6%)
 (Cost $46,139,690) ..............                    62,128,525
                                                  --------------

                                     Principal
                                       Amount
                                       ------
SHORT-TERM DEBT SECURITIES:
CERTIFICATES OF DEPOSIT (0.3%)
Deutsche Bank
 5.75%, due 01/20/98 .............  $25,000,000       24,997,471
                                                   -------------
COMMERCIAL PAPER
Associates Corp. of
 North America
 6.75%, due 01/02/98 .............   40,000,000       39,992,500
Bank One Columbus
 6.5%, due 01/02/98 ..............   12,000,000       11,997,833
Bank of New York
 5.8%, due 01/30/98 ..............   25,000,000       24,883,195
Coca Cola Co.
 6.5%, due 01/02/98 ..............   20,000,000       19,996,388
CXC, Inc.
 6.75%, due 01/02/98 .............   50,000,000       49,990,625
Edison Asset Securitization
 5.84%, due 02/12/98 .............    4,000,000        3,972,929
Florida Power Corp.
 6.4%, due 01/02/98 ..............   20,000,000       19,996,444
International Lease
 Finance Corp.
 6.68%, due 01/02/98 .............      700,000          699,870
Koch Industries
 6.75%, due 01/02/98 .............   70,000,000       69,986,908
Province of Quebec
 5.68%, due 01/12/98 .............   20,000,000       19,965,290
                                                   -------------
 TOTAL COMMERCIAL PAPER (2.7%)                       261,481,982
                                                   -------------

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                   PRINCIPAL        VALUE
                                    AMOUNT         (NOTE 1)
--------------------------------------------------------------
TIME DEPOSITS
Bank of Montreal
 4.875%, due 01/02/98..........  $287,200,000   $  287,200,000
Harris Trust & Savings Bank
 6.5%, due 01/02/98............    15,000,000       15,000,000
                                                --------------
 TOTAL TIME DEPOSITS (3.2%)  ..                    302,200,000
                                                --------------
U.S. GOVERNMENT AGENCIES (1.4%)
Federal Home Loan
 Mortgage Corp.
 6.0%, due 01/02/98............   137,000,000      136,977,167
                                                --------------
TOTAL SHORT-TERM DEBT SECURITIES (7.6%)
 (Amortized Cost
 $725,656,620).................                    725,656,620
                                                --------------
TOTAL INVESTMENTS (101.7%)
 (Cost/Amortized Cost $7,039,048,426)            9,725,410,132
                                                --------------

                                 NUMBER OF
                               CONTRACTS(b)
                               ------------
CALL OPTIONS WRITTEN*(c):
ADC Telecommunications, Inc.
 January @ $37.0625 .........     2,500      (1,295,000)
Altera Corp.
 February @ $34.00...........     3,000        (681,000)
American Express Co.:
 January @ $78.25 ...........     3,000      (3,426,000)
 January @ $78.375 ..........     2,000      (2,272,000)
 January @ $79.00 ...........     2,500      (2,600,000)
 January @ $80.25 ...........     2,000      (1,956,000)
 February @ $85.875 .........     2,000      (1,084,000)
 February @ $86.75 ..........     3,000      (1,668,000)
 February @ $87.00 ..........     1,500        (810,000)
 February @ $88.50 ..........     2,000        (780,000)
 February @ $88.875 .........     2,500        (880,000)
 February @ $90.50 ..........     2,500        (830,000)
 February @ $90.75 ..........     2,000        (606,000)
Ascend Communications, Inc.
 January @ $33.75............     2,500         (15,000)
BJ Services Co.:
 January @ $73.50 ...........     2,000        (466,000)
 February @ $69.00 ..........     2,000      (1,444,000)
 March @ $66.22 .............       500        (451,500)
 March @ $67.61 .............     1,100        (517,000)
Cendant Corp.:
 January @ $30.50 ...........     1,500        (611,085)
 January @ $31.50 ...........     5,000      (1,625,000)
 February @ $32.375 .........     5,000      (1,515,000)
 February @ $32.42 ..........     3,000        (931,800)
 February @ $33.125 .........     3,000        (763,320)
 March @ $32.625 ............     7,500      (2,348,000)
Cisco Systems, Inc.:
 February @ $53.125 .........     3,000      (1,617,000)
 February @ $53.75 ..........     7,500      (4,072,500)
 February @ $89.25...........     4,500        (765,000)
DSC Communications Corp.:
 January @ $20.00 ...........     3,000      (1,212,000)
 January @ $24.00 ...........     2,500         (37,500)
 January @ $26.625...........     2,500         (15,000)
EMC Corp.
 January @ $29.125...........     2,000        (174,000)

==============================================================
                                NUMBER OF        VALUE
                              CONTRACTS(b)     (NOTE 1)
--------------------------------------------------------------
First Data Corp.:
 January @ $29.375 ..........     3,000     $  (327,000)
 January @ $29.5625 .........     2,500        (300,000)
 February @ $25.50 ..........     3,000      (1,329,000)
 February @ $28.5625 ........     3,000        (510,000)
 March @ $26.75 .............     2,500        (935,000)
Intel Corp.:
 January @ $70.25 ...........     3,000      (1,008,000)
 January @ $74.375 ..........     1,500        (156,000)
 January @ $76.625 ..........     3,000        (135,000)
 January @ $77.00............     2,000         (62,000)
 January @ $78.00 ...........     2,000         (76,000)
 March @ $70.50 .............     1,000        (477,000)
Loral Space & Communications:
 January @ $20.625 ..........     2,000        (268,000)
 January @ $20.75 ...........     3,500        (406,000)
 January @ $21.50 ...........     1,900        (112,100)
 January @ $22.125 ..........     3,000         (30,000)
 March @ $20.875 ............     2,000        (322,000)
Lucent Technologies, Inc.
 February @ $77.25 ..........     3,000      (2,028,300)
MBNA Corp.:
 January @ $26.75 ...........     3,000        (324,000)
 January @ $26.875 ..........     4,500        (495,000)
 January @ $27.125 ..........     3,750        (210,000)
 January @ $29.25 ...........     4,500        (189,000)
 February @ $28.6875 ........     2,500        (170,000)
 February @ $29.00...........     3,000        (321,000)
MCI Communications Corp.:
 January @ $36.4375 .........     2,500      (1,670,000)
 January @ $40.75 ...........     2,500        (642,500)
 January @ $41.50............     2,500        (577,500)
Medtronic, Inc.:
 January @ $46.50 ...........     4,000      (2,376,000)
 February @ $49.00 ..........     4,000      (1,936,000)
 February @ $49.25 ..........     5,000      (2,377,200)
 February @ $51.125 .........     3,000        (910,230)
 March @ $50.375 ............     2,500      (1,037,500)
Network Associates, Inc.:
 January @ $49.875 ..........     2,500      (1,287,500)
 February @ $46.00 ..........     2,500      (2,042,500)
 February @ $49.625 .........     2,000      (1,162,000)
 February @ $50.250 .........     3,500      (2,194,500)
 March @ $50.375 ............     3,000      (1,911,000)
 March @ $51.375 ............     2,000      (1,174,000)
Oracle Corp.:
 January @ $35.75 ...........     2,000         (30,000)
 February @ $23.125 .........     4,500        (624,000)
Philip Morris Cos., Inc.:
 January @ $40.9375 .........     2,500      (1,207,500)
 January @ $41.125 ..........     2,000        (843,980)
 January @ $41.25 ...........     2,000        (862,000)
 January @ $41.50 ...........     3,000      (1,371,000)
 January @ $41.625 ..........     2,500        (970,000)
 January @ $41.78 ...........     2,000        (926,000)
 February @ $43.875 .........     3,500        (945,000)
 February @ $44.50 ..........     2,500        (615,000)
 February @ $45.00 ..........     3,000        (603,000)
 February @ $45.25 ..........     3,500        (771,500)
 February @ $45.4275 ........     2,000        (528,000)
 February @ $45.6875.........     2,500        (352,500)

                                       29

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

===========================================================
                                  NUMBER OF       VALUE
                                CONTRACTS(b)     (NOTE 1)
-----------------------------------------------------------
Republic Industries, Inc.:
 January @ $26.9375 ...........     3,000     $       (6,660)
 January @ $27.50 .............     2,500           (137,500)
 January @ $27.5625 ...........     3,000           (159,000)
 January @ $30.875 ............     2,500            (37,500)
 February @ $24.875 ...........     1,500           (186,000)
 February @ $25.00 ............     2,000           (239,940)
 February @ $25.125 ...........     2,000           (249,960)
 February @ $26.5625 ..........     3,500           (273,805)
Santa Fe International Corp.
 February @ $38.00 ............     2,000           (910,000)
Solectron Corp.:
 January @ $33.875 ............     2,500         (1,950,000)
 February @ $29.875 ...........     1,000         (1,201,000)
 February @ $38.00 ............     2,500         (1,347,500)
Sterling Commerce, Inc.:
 January @ $37.375 ............     2,000           (310,000)
 March @ $37.125 ..............     1,300           (436,800)
 March @ $37.875 ..............       700           (206,500)
 March @ $38.1875 .............     3,000           (822,000)
TCI Group (Class A):
 January @ $23.75 .............     2,500         (1,102,500)
 February @ $26.375 ...........     2,000           (424,000)
 February @ $28.625............     2,500           (297,500)
TCI Ventures Group:
 February @ $27.375 ...........     4,500         (1,125,000)
 March @ $28.875 ..............     2,625           (417,375)
 March @ $29.375 ..............       875           (120,750)
Teradyne, Inc.
 February @ $32.875 ...........     2,500           (702,500)
Teleport Communications Group,
 Inc.:
 January @ $46.625 ............     2,000         (1,764,000)
 January @ $48.75 .............       900           (649,800)
 January @ $48.875 ............     2,000         (1,366,000)
 January @ $49.00 .............     2,500         (1,562,500)
 January @ $49.50 .............     2,500         (1,375,000)
 January @ $49.625 ............     1,100           (719,400)
 January @ $49.905 ............     1,300           (731,900)
 January @ $50.3125 ...........     2,500     $   (1,230,000)
 January @ $50.6875 ...........       700           (434,000)
 February @ $48.875 ...........     1,500         (1,072,500)
 February @ $53.00 ............     2,000           (952,000)
 February @ $55.00 ............     6,000         (2,052,000)
 February @ $57.75 ............     1,500           (214,500)
 March @ $55.75 ...............     2,000           (630,000)
Texas Instruments, Inc.:
 January @ $45.50 .............     3,000           (708,000)
 January @ $49.375 ............     2,000            (94,000)
 January @ $100.50 ............     5,000            (65,000)
 January @ $103.25 ............     3,000            (39,000)
 February @ $45.50.............     3,000           (987,000)
Travelers Group, Inc.:
 January @ $53.50 .............     2,500           (760,000)
 January @ $74.25 .............     3,000         (1,416,000)
 February @ $56.50 ............     2,500           (395,000)
 February @ $57.00 ............     2,500           (305,000)
United Healthcare Corp.:
 January @ $52.9375 ...........     1,500            (57,000)
 February @ $46.50 ............     1,500           (799,500)
WorldCom, Inc.:
 January @ $32.875 ............     2,500            (37,500)
 January @ $34.00 .............     4,000           (144,000)
 January @ $34.4375 ...........     3,000            (56,250)
 January @ $36.75..............     2,500            (30,000)
Xerox Corp.:
 February @ $69.625 ...........     3,500         (2,310,000)
 February @ $69.875 ...........     3,000         (1,644,000)
3Com Corp.:
 January @ $32.0625 ...........     2,500           (982,500)
 January @ $34.00 .............     3,000           (750,000)
                                              --------------
TOTAL CALL OPTIONS WRITTEN (-1.2%)
 (Premiums Received $103,560,700)               (118,604,155)
                                              --------------
OTHER ASSETS
 LESS LIABILITIES (-0.5%)  ....                  (46,032,244)
                                              --------------
NET ASSETS (100.0%) ...........               $9,560,773,733
                                              ==============

------------
*      Non-income producing.
++ Affiliated company as defined under the Investment Company Act of 1940 (See Note 6).
(a)    Partially pledged as collateral on outstanding written call options.
(b)    One contract relates to 100 shares.
(c)    Covered call option contracts written in connection with securities held.
       Glossary:
       ADR -- American Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

===============================================================
                                      NUMBER          VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
COMMON STOCK AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS (0.9%)
Akzo Nobel N.V. ..................     10,000      $ 1,724,163
Bayer AG .........................     40,000        1,484,199
GP Batteries International Ltd.  .    820,000        2,135,950
GP Batteries International
 Ltd.--Warrants* .................     12,500           17,250
Holliday Chemical Holdings PLC ...     30,000          113,388
Indo Gulf Fertilisers & Chemicals
 Corp. Ltd. (GDR)+................    150,000          140,580
Ishihara Sangyo Kaisha Ltd.*  ....    326,000          362,292
Johnson Matthey PLC ..............    225,000        2,015,102
Royal Group Technologies Ltd.* ...     50,000        1,159,375
Sanyo Chemicals Industries Ltd.  .     18,000          104,848
SKW Trostberg AG .................     37,000        1,174,407
                                                   -----------
                                                    10,431,554
                                                   -----------
CHEMICALS--SPECIALTY (0.9%)
SGL Carbon AG+ ...................     78,560       10,044,081
UCAR International, Inc.* ........     40,000        1,597,500
                                                   -----------
                                                    11,641,581
                                                   -----------
METALS & MINING (0.3%)
Great Central Mines Ltd. .........    391,580          420,906
Randgold Resources Ltd. (GDR)*+  .    181,800          954,450
Toho Titanium* ...................    129,000        1,087,565
Westralian Sands Ltd. ............    280,000          656,660
WMC Ltd. .........................    200,000          697,050
                                                   -----------
                                                     3,816,631
                                                   -----------
PAPER (0.4%)
Asia Pacific Resources
 International Ltd. (Class A)*  ..     70,000          131,250
Enso Oy (Series R) ...............    124,000          959,979
Fletcher Challenge Forest ........     17,026           14,137
Grupo Industrial Durango (ADR)*  .     66,000          940,500
Jefferson Smurfit Corp.* .........    300,000          833,155
Mayr-Melnhof Karton AG+ ..........     20,000        1,076,832
Nippon Paper Industries Co.  .....     77,000          302,157
Oji Paper Co. Ltd. ...............     83,000          330,155
                                                   -----------
                                                     4,588,165
                                                   -----------
STEEL (0.2%)
Acerinox SA ......................      2,002          296,588
Broken Hill Proprietary Co. Ltd. .    150,000        1,392,472
Sumitomo Metal Industries ........    730,000          934,355
                                                   -----------
                                                     2,623,415
                                                   -----------
 TOTAL BASIC MATERIALS (2.7%)  ...                  33,101,346
                                                   -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (1.4%)
B.U.S. Berzelius Umwelt-
 Service AG ......................     87,700        1,170,016
Daiseki Co. Ltd. .................     19,300          199,693
Matsuda Sangyo Co. Ltd. ..........     23,000          138,908
Powerscreen International PLC  ...    640,000        6,425,494
Rentokil Initial PLC .............    542,991        2,364,594
Tomra Systems ASA ................    310,000        6,925,452
                                                   -----------
                                                    17,224,157
                                                   -----------
PRINTING, PUBLISHING &
 BROADCASTING (2.5%)
Carlton Communications PLC  ......    536,300      $ 4,142,129
De La Rue PLC ....................    180,000        1,171,347
Elsevier N.V. ....................    174,000        2,814,687
Flextech PLC* ....................     69,000          597,555
Liberty Media Group (Class A)* ...    154,875        5,614,219
Mirror Group PLC .................    200,000          640,889
Nippon Television Network Corp.  .      5,790        1,699,613
Reader's Digest Association, Inc.
 (Class A) .......................     45,000        1,063,125
Reed International PLC ...........    200,000        2,004,831
Takara Printing Co. ..............      4,000           11,956
Tele-Communications, Inc.
 (Class A)* ......................    116,425        3,252,623
Television Broadcasts Ltd.  ......    265,000          755,775
Tokyo Broadcasting System, Inc. ..    121,000        1,530,178
TVI Televisao Independente*  .....      1,175           11,747
Ver Ned Uitgeversbedr Ver
 Bezit N.V. ......................     20,000          564,200
Viacom, Inc. (Class B)* ..........    109,300        4,529,119
                                                   -----------
                                                    30,403,993

PROFESSIONAL SERVICES (1.3%)
Alvern Norway ASA* ...............    258,529          612,562
Apcoa Parking AG+ ................     19,580        1,436,705
Asatsu, Inc. .....................     56,500          814,102
Brisa-Auto Estradas de
 Portugal SA* ....................     19,500          698,525
Content Beheer N.V.+ .............    150,000        3,698,863
Meitec ...........................    163,000        4,584,863
Shandwick International PLC  .....     30,000           20,336
Unique International NV* .........     82,500        1,757,700
WPP Group PLC ....................    600,000        2,672,013
                                                   -----------
                                                    16,295,669
                                                   -----------
TRUCKING, SHIPPING (0.9%)
Brambles Industries Ltd. .........    250,000        4,959,154
Cosco Pacific Ltd. ...............    300,000          243,902
Frontline Ltd.* ..................    950,000        3,833,031
Irish Continental Group Ltd.  ....    140,000        1,713,050
Koninklijke Nedlloyd Groep N.V. ..     11,250          255,222
Yamato Transport Co. Ltd. ........      8,000          107,300
                                                   -----------
                                                    11,111,659
                                                   -----------
 TOTAL BUSINESS SERVICES (6.1%) ..                  75,035,478
                                                   -----------
CAPITAL GOODS
AEROSPACE (0.1%)
Loral Space & Communications* ....     62,000        1,329,125
                                                   -----------
BUILDING & CONSTRUCTION (0.7%)
ABB AG ...........................        800        1,005,135
Bufete Industrial S.A. (ADR)*  ...     19,000          185,250
Daito Trust Construction Co. Ltd.      49,900          304,812
Hitachi Plant Engineering &
 Construction Co. ................     83,000          185,116
Japan Industrial Land Development      50,000          120,713
Kaneshita Construction ...........    120,000          542,633
MacMahon Holdings Ltd. ...........  1,895,200          592,620
Metacorp BHD .....................    335,000          142,113

                                       31

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===============================================================
                                      NUMBER          VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
Mitsui Home Co. Ltd. .............      92,000     $   500,632
Nanno Construction Co. Ltd.  .....      53,000          42,652
Nippon Denwa Shisetsu ............      58,000         222,265
Ohmoto Gumi Co. Ltd. .............      61,000         261,813
Oriental Construction Co. ........      41,500         181,299
Pacific Rim Infra Management
 Enterprises Ltd.* ...............     716,500          23,578
Penta-Ocean Construction .........      20,000          28,051
PS Corp. .........................     109,700         416,183
Raito Kogyo Co. Ltd. .............      90,800         393,194
Sacos Corp. ......................       8,600          39,548
Sanyo Engineering & Construction
 Co. .............................      21,000          75,647
Sho Bond Corp. ...................     140,500       2,541,330
Suido Kiko Kaisha ................      38,000          76,306
Toda Corp. .......................      89,000         242,154
Wesco, Inc. ......................      28,720          70,438
                                                   -----------
                                                     8,193,482
                                                   -----------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.8%)
BPB PLC ..........................     540,000       3,017,107
Fujikura Ltd. ....................     335,000       2,218,356
Lafarge SA .......................      25,750       1,689,570
Nichiha Corp. ....................     186,700       1,141,879
Portland Valderrivas SA ..........      11,400       1,025,139
Sumitomo Forestry Co. ............      24,000         116,804
                                                   -----------
                                                     9,208,855
                                                   -----------
ELECTRICAL EQUIPMENT (0.3%)
Alcatel Alsthom ..................      16,000       2,033,729
Mabuchi Motor Co. ................      25,800       1,311,010
Vae Eisenbahnsysteme AG ..........       3,000         263,627
Yaskawa Electric Corp. ...........      27,000          67,254
Zucchini Spa .....................      30,400         218,248
                                                   -----------
                                                     3,893,868
                                                   -----------
MACHINERY (1.8%)
Asahi Diamond Industry
 Co. Ltd. ........................      91,000         396,850
Cie Generale de Geophysique SA
 (ADR)* ..........................     260,000       6,662,500
Construcciones y Auxiliar de
 Ferrocarrites SA ................       9,425         347,676
Danieli & Co. ....................      32,200         221,159
Enshu* ...........................      74,000          92,447
Gildemeister Italiana Spa*  ......      45,725         155,346
IHC Caland N.V. ..................      52,000       2,697,902
Ishikawajima Harima Heavy
 Industries Co. Ltd. .............     239,000         357,195
Kalmar Industries AB+ ............      60,000         967,267
Kawasaki Heavy Industries Ltd.  ..     277,000         428,848
Keyence Corp. ....................         800         118,337
Mitsubishi Heavy Industries Ltd. .     450,000       1,876,221
Namura Shipbuilding ..............      56,000         126,614
Nireco ...........................      24,000          88,293
Nitta Corp. ......................     100,700       1,018,770
Nitto Kohki Co. Ltd. .............      83,500         908,756
Rauma Oy .........................      41,600         648,694
Siebe PLC ........................      80,000       1,570,999
SMC Corp. ........................      29,500       2,600,115
Sodick Co.* ......................     369,000       1,057,720
Thai Engine Manufacturing Public
 Co. Ltd. ........................      87,000     $   144,548
                                                   -----------
                                                    22,486,257
                                                   -----------
 TOTAL CAPITAL GOODS (3.7%)  .....                  45,111,587
                                                   -----------
CONSUMER CYCLICALS
AIRLINES (2.7%)
Air Canada* ......................      90,000         928,679
British Airways PLC ..............     150,000       1,380,376
Continental Airlines, Inc.
 (Class B)* ......................     169,000       8,133,125
Delta Air Lines, Inc. ............      46,500       5,533,500
KLM ..............................      80,000       2,959,091
Lufthansa AG .....................     207,500       3,898,663
Northwest Airlines Corp.
 (Class A)* ......................      42,300       2,025,112
Singapore Airlines Ltd. ..........     206,000       1,347,606
UAL Corp.* .......................      28,200       2,608,500
US Airways Group, Inc.* ..........      28,000       1,750,000
Virgin Express Holdings PLC
 (ADR)* ..........................     110,000       2,282,500
                                                   -----------
                                                    32,847,152
                                                   -----------
APPAREL, TEXTILE (0.2%)
Carli Gry International A/S  .....      30,000       1,685,664
Giordano International Ltd.*  ....      36,000          12,427
King Co. .........................      55,000          52,692
Morishita Co. Ltd. ...............       5,000          13,413
PT Great River International  ....   3,150,000         257,727
                                                   -----------
                                                     2,021,923
                                                   -----------
AUTO RELATED (1.5%)
Asahi Glass Co. Ltd. .............      48,000         228,090
Autoliv, Inc. ....................      35,000       1,146,250
Bridgestone Metalpha Corp.  ......       6,000          22,303
FCC Co. Ltd. .....................      13,000         137,498
Gerresheimer Glas AG .............      12,000         168,098
LucasVarity PLC ..................     700,000       2,473,173
Michelin (CGDE), (Class B)  ......      45,000       2,265,515
Minebea Co. Ltd. .................     214,000       2,296,225
NGK Spark Plug Co. ...............     132,000         748,649
Republic Industries, Inc.*  ......     367,000       8,555,687
Toyoda Gosei .....................      11,000          39,793
                                                   -----------
                                                    18,081,281
                                                   -----------
AUTOS & TRUCKS (0.4%)
AutoZone, Inc.* ..................     161,700       4,689,300
Honda Motor Co. Ltd. .............       6,000         220,272
Isuzu Motors Ltd. ................      74,000         115,133
Seat Spa* ........................      40,000          15,602
                                                   -----------
                                                     5,040,307
                                                   -----------
FOOD SERVICES, LODGING (1.9%)
AAPC Ltd. ........................   1,500,000         615,619
Accor SA .........................      25,000       4,648,168
Compass Group PLC ................     540,000       6,646,509
International Fast Food Corp.*  ..       8,000           3,360
ITT Corp.* .......................      80,400       6,663,150
Jurys Hotel Group PLC ............     300,000       1,557,965
QPQ Corp.--Warrants* .............      32,700             128

                                       32

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===============================================================
                                      NUMBER          VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
Restaurant Brands NZ Ltd.*+  .....     220,100    $    217,262
Sanyo Pax Co. Ltd. ...............      50,000         433,033
Scandic Hotels AB*+ ..............       1,100          26,877
Selecta Group* ...................      11,200       1,503,047
Thistle Hotels PLC ...............     249,200         649,403
                                                  ------------
                                                    22,964,521
                                                  ------------
HOUSEHOLD FURNITURE, APPLIANCES (0.4%)
Hunter Douglas N.V. ..............      60,000       2,100,954
Industrie Natuzzi Spa (ADR)  .....     120,000       2,475,000
Moulinex* ........................      20,527         507,164
Sanyo Electric Co. Ltd. ..........     162,000         422,150
                                                  ------------
                                                     5,505,268
                                                  ------------
LEISURE RELATED (5.1%)
Canal Plus .......................      15,000       2,788,901
Capcom Co. Ltd. ..................       9,200          94,486
Carnival Corp. (Class A) .........       5,500         304,562
Cendant Corp.* ...................   1,058,100      36,372,187
Cinar Films, Inc. (Class B)*  ....      45,000       1,749,375
EMI Group PLC ....................     200,000       1,669,597
H.I.S. Company Ltd. ..............       7,700         133,964
Hoyts Cinemas Group+ .............   1,370,000       2,409,709
Imagineer Co. Ltd. ...............      40,400         315,831
KTM Motorradholding AG* ..........      17,780         898,044
Ladbroke Group PLC ...............     550,000       2,386,078
Mars Engineering Corp. ...........      30,600         168,860
NAMCO Ltd. .......................      19,200         557,716
Nelvana Limited*+ ................     130,000       2,500,962
Nintendo Co. Ltd. ................      13,800       1,353,823
Nippon Broadcasting System  ......      60,000       2,372,868
Rank Group PLC ...................     100,000         557,080
Tag Heuer International SA (ADR)*      143,200       1,181,400
Toei Co. Ltd. ....................      80,000         291,244
Tourism Holdings Ltd. ............     600,000         411,100
@Entertainment, Inc.* ............     404,700       4,502,287
                                                  ------------
                                                    63,020,074
                                                  ------------
PHOTO & OPTICAL (0.3%)
Luxottica Group (ADR) ............      20,000       1,250,000
Noritsu Koki Co. Ltd. ............     114,600       2,828,220
                                                  ------------
                                                     4,078,220
                                                  ------------
RETAIL--GENERAL (3.4%)
Aldeasa, SA* .....................      76,568       1,623,332
BAA PLC ..........................     100,000         818,366
Carpetright PLC ..................      20,000         151,184
Centros Comerciales Pryca SA  ....      30,000         446,997
Dixons Group PLC .................     450,000       4,518,265
Doshisha Co. .....................      37,000         181,491
Eiden Sakakiya Co. Ltd. ..........      75,000         278,789
Gucci Group N.V. .................       5,000         209,375
Homac Corp. ......................      33,300         168,191
Home Centers Ltd.* ...............     142,800       1,570,800
Home Depot, Inc. .................     155,600       9,160,950
Home Wide Corp. ..................      18,000          60,011
House of Fraser PLC ..............     550,000       1,816,673
Isetan Co. .......................     214,000         893,888
Japan Airport Terminal Co. Ltd. ..     183,800       1,155,133
Kokuyo Co. Ltd. ..................      29,000         500,096
Limited, Inc. ....................     321,300       8,193,150
MFI Furniture Group PLC ..........     100,000         198,018
Paris Miki, Inc. .................     101,900    $  1,093,390
Sato Corp. .......................     120,200       2,045,173
Smith (W.H.) Group PLC ...........     300,000       1,917,736
Sriwani Holdings BHD .............     680,000         180,075
S.T. Dupont* .....................      70,614         924,547
Swank International Manufacturing
 Co.* ............................   1,000,000         108,401
Thorn PLC ........................     428,570       1,112,748
Vendex International N.V. ........      14,400         794,693
Warehouse Group Ltd. .............     390,000       1,041,685
Xebio Co. ........................      15,200         121,157
                                                  ------------
                                                    41,284,314
                                                  ------------
 TOTAL CONSUMER CYCLICALS (15.9%)                  194,843,060
                                                  ------------
CONSUMER NONCYCLICALS
BEVERAGES (1.1%)
Bass PLC .........................      72,800       1,129,929
Diageo PLC .......................     700,000       6,436,002
Hartwall Oy AB ...................       9,000         742,990
Lion Nathan Ltd. .................      31,500          70,601
Louis Dreyfus Citrus .............      71,500       2,185,927
Panamerican Beverages, Inc.  .....      60,000       1,957,500
Quilmes Industrial Quins (ADR) ...      80,000       1,095,000
                                                  ------------
                                                    13,617,949
                                                  ------------
DRUGS (5.3%)
Astra AB (A Shares) ..............      90,000       1,558,584
Hafslund ASA (B Shares) ..........      80,000         381,272
Merck & Co., Inc. ................     122,100      12,973,125
Novartis AG ......................       1,358       2,203,670
Novartis AG (ADR) ................      20,000       1,624,900
Novo-Nordisk A/S (B Shares)  .....      35,000       5,005,911
Orion-Yhtymae Oy (B Shares)  .....     182,000       4,807,969
Pfizer, Inc. .....................      75,000       5,592,187
Roche Holdings AG Genusscheine  ..         450       4,469,189
Rohto Pharmaceutical Co. Ltd.  ...       4,000          25,752
Sankyo Co. Ltd. ..................     123,000       2,780,993
Santen Pharmaceutical Co. Ltd.  ..     312,000       3,586,894
Schering Plough Corp. ............      51,000       3,168,375
Smith & Nephew PLC ...............     275,000         813,436
Smithkline Beecham PLC ...........     400,000       4,095,114
Taisho Pharmaceutical Co. ........      44,000       1,122,974
Yamanouchi Pharmaceutical Co.
 Ltd. ............................     215,000       4,613,911
Zeneca Group PLC .................     180,000       6,321,135
                                                  ------------
                                                    65,145,391
                                                  ------------
FOODS (0.8%)
Avonmore Waterford Group PLC  ....     130,500         479,042
Fyffes PLC .......................   3,400,000       5,079,392
Karlshamns AB*+ ..................      20,000         312,346
Nestle SA ........................       1,000       1,498,802
Nutricia Verenigde Bedrijven
 N.V.+ ...........................      25,000         758,267
Oie Sangyo Co. Ltd. ..............       4,000          16,555
Shriram Industrial Enterprises
 Ltd. (GDR)*+ ....................     165,000         330,000
Viscofan Envoltura ...............      60,000       1,506,400
                                                  ------------
                                                     9,980,804
                                                  ------------

                                       33

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===============================================================
                                      NUMBER          VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
HOSPITAL SUPPLIES & SERVICES (1.5%)
Australian Hospital Care Ltd.  ...     636,000    $    849,359
Boston Scientific Corp.* .........      92,300       4,234,262
Cochlear Ltd. ....................      20,000          65,145
Coloplast A/S B ..................       1,200          92,821
EDAP TMS SA (ADR)* ...............     365,000       2,555,000
Medtronic, Inc. ..................     176,500       9,233,156
NIC Corp. ........................       9,000          48,975
Nichii Gakkan Co.* ...............      15,000         517,340
Quest Medical, Inc.* .............     164,543       1,146,659
Scandinavian Mobility
 International A/S ...............      10,000          91,945
                                                  ------------
                                                    18,834,662
                                                  ------------
RETAIL--FOOD (0.8%)
Daimon Co. Ltd. ..................      27,800          55,398
Etablissements Economiques du
 Casino Guichard-Perrachon SA ....      13,590         756,443
Familymart Co. ...................      62,100       2,227,461
Kesko ............................      60,000         948,825
Loblaw Companies Ltd. ............      40,000         724,754
McBride PLC ......................     350,000       1,018,027
Santa Isabel S.A. (ADR) ..........      32,000         560,000
Seven-Eleven Japan Co. Ltd.  .....      49,000       3,470,090
                                                  ------------
                                                     9,760,998
                                                  ------------
TOBACCO (3.7%)
Imperial Tobacco Group PLC  ......     341,000       2,146,205
Japan Tobacco, Inc. ..............         150       1,064,572
Loews Corp. ......................     120,800      12,819,900
Philip Morris Cos., Inc. .........     429,200      19,448,125
RJ Reynolds BHD ..................     210,000         342,846
Seita ............................      66,000       2,368,697
Swedish Match AB .................   1,100,000       3,671,331
Tabacalera SA--A .................      40,000       3,242,534
                                                  ------------
                                                    45,104,210
                                                  ------------
 TOTAL CONSUMER NONCYCLICALS (13.2%)               162,444,014
                                                  ------------
CREDIT SENSITIVE
BANKS (4.2%)
Akita Bank .......................      82,000         320,521
AMMB Holdings BHD ................      30,000          19,668
Asahi Bank Ltd. ..................     140,000         568,691
Banco Latinoamericano de
 Exportaciones S.A. (E Shares) ...      60,000       2,482,500
Bank of Tokyo-Mitsubishi Ltd.  ...     250,000       3,448,937
Barclays Bank ....................      80,000       2,127,093
BHW Holding AG* ..................      25,000         409,961
BPI-SGPS SA* .....................      24,000         583,537
Chase Manhattan Corp. ............     126,488      13,850,436
Dai-Ichi Kangyo Bank .............     326,000       1,923,893
Erste Bank Der Oesterreichischen
 Sparkassen AG* ..................      37,400       1,863,856
First Union Corp. ................     116,000       5,945,000
Forenings Sparbanken AB
 (A Shares) ......................      32,000         727,465
Grupo Financiero Banamex Accival
 (B Shares)* .....................     150,000         448,511
Grupo Financiero Banorte (Class
 B)* .............................     178,750         311,815
Grupo Financiero Banorte--Rights
 (Class B)* ......................     178,750    $          0
HSBC Holdings PLC (H.K.$) ........      60,000       1,478,900
Mitsubishi Trust & Banking Corp.       100,000       1,004,024
NationsBank Corp. ................      57,000       3,466,312
Nordbanken Holding AB*+ ..........     309,000       1,747,390
Overseas-Chinese Bank ............      44,000         256,438
Shizuoka Bank Ltd. ...............      70,000         751,102
Skandinaviska Enskilda Banken
 (Series A) ......................     126,830       1,605,362
Standard Chartered PLC ...........     150,000       1,602,222
Sumitomo Bank Ltd. ...............     291,000       3,323,165
Suncorp-Metway Ltd.* .............      30,444          76,356
Toho Bank ........................     119,000         474,267
Union Bank of Norway .............       8,600         306,236
United Overseas Bank Ltd. ........     160,000         889,682
                                                  ------------
                                                    52,013,340
                                                  ------------
FINANCIAL SERVICES (4.9%)
American Express Co. .............     103,600       9,246,300
Americredit Corp.* ...............     206,700       5,723,006
Amvescap PLC .....................     270,000       2,320,510
CIT Group, Inc.* .................     110,700       3,570,075
CMIC Finance & Securities Public
 Co. Ltd. ........................     724,700               0
Credit Saison Co. ................     215,550       5,319,571
Dexia France .....................      10,000       1,158,096
Fleet Financial Group, Inc.  .....      53,700       4,024,144
Hong Leong Finance Ltd. ..........     160,000         172,227
JCG Holdings .....................     142,000          60,930
MBNA Corp. .......................     578,100      15,789,356
Morgan Stanley, Dean Witter,
 Discover & Co. ..................      71,800       4,245,175
Newcourt Credit Group, Inc.*  ....      84,000       2,803,500
Nichiei Co. Ltd. .................       9,700       1,033,378
Promise Co. Ltd. .................          10             555
PT Bunas Finance Indonesia  ......     800,000          47,273
Sanyo Shinpan Finance Co. Ltd.  ..      21,700         959,640
Takefuji Corp. ...................      81,800       3,755,371
                                                  ------------
                                                    60,229,107
                                                  ------------
INSURANCE (6.0%)
Acceptance Insurance Cos., Inc.* .      80,100       1,937,419
Aegon N.V. .......................      40,000       3,560,772
American International
 Group, Inc. .....................     144,375      15,700,781
ASR Verzekeringsgroep N.V.  ......      90,000       4,895,815
Corporacion Mapfre Cia Inter SA  .     140,000       3,712,504
Fairfax Financial Holdings Ltd.*         4,000         895,449
Fortis Amev N.V. .................      82,381       3,591,587
ING Groep N.V. ...................      90,000       3,790,595
Irish Life PLC ...................     175,000         999,406
Koa Fire & Marine ................      37,000         138,954
Mediolanum Spa+ ..................      15,000         282,363
Norwich Union PLC* ...............     250,000       1,602,222
Pacific & Orient BHD .............     220,000         100,681
Progressive Corp. ................      19,500       2,337,562
QBE Insurance Group Ltd. .........      15,651          70,424
Skandia Forsakrings AB ...........      30,000       1,415,005

                                       34

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===============================================================
                                      NUMBER          VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
Sumitomo Marine & Fire Insurance
 Co. .............................      25,000    $    132,209
Travelers Group, Inc. ............     424,699      22,880,659
20th Century Industries ..........     211,000       5,486,000
                                                  ------------
                                                    73,530,407
                                                  ------------
REAL ESTATE (2.8%)
Arden Realty, Inc. ...............     193,100       5,937,825
Castellum AB* ....................     340,000       3,382,914
Cheung Kong Holdings .............     126,000         825,203
Chubu Sekiwa Real Estate Ltd.  ...      16,000          83,878
City Developments Ltd. ...........     115,000         533,452
Daibiru Corp. ....................      46,000         336,693
Entertainment Properties Trust  ..     136,000       2,635,000
JP Realty, Inc. ..................      87,300       2,264,344
Macerich Co. .....................     151,700       4,323,450
MEPC PLC .........................     210,000       1,753,077
Mitsubishi Estate Co. ............      61,000         663,882
Pernas International Hotels
 Holdings BHD ....................     640,000         177,709
Prentiss Properties Trust ........      85,000       2,374,687
Sap Holdings BHD .................      66,000          24,605
Singapore Land Ltd. ..............     300,000         660,125
Sino Land Co. ....................   1,850,000       1,116,112
Spieker Properties, Inc. .........      82,700       3,545,762
Sumitomo Realty & Development Co.
 Ltd. ............................     364,000       2,092,355
Sun Communities, Inc. ............      41,000       1,473,437
                                                  ------------
                                                    34,204,510
                                                  ------------
UTILITY--ELECTRIC (3.2%)
British Energy PLC ...............   1,350,000       9,384,090
Cia Paranaense de Energia-Copel
 (ADR) ...........................     356,000       4,872,750
Electricidade de Portugal SA*  ...     127,005       2,404,849
Energy Group PLC .................      50,000         552,150
Enersis S.A. (ADR) ...............      45,000       1,305,000
EVN AG ...........................       8,394       1,103,118
Gas Y Electridad SA (Series 2)  ..       5,000         361,011
Hidroelectrica del Cantabrico  ...      45,000       1,973,088
Iberdrola SA .....................     270,000       3,553,331
Korea Electric Power (ADR)  ......      90,000         905,625
National Grid Group PLC ..........   1,000,000       4,749,150
National Power PLC ...............     420,000       4,141,127
Veba AG ..........................      50,000       3,404,764
                                                  ------------
                                                    38,710,053
                                                  ------------
UTILITY--GAS (0.3%)
General de Aguas d'Barcelona  ....      89,900       3,705,756
                                                  ------------
UTILITY--TELEPHONE (2.5%)
AT&T Corp. .......................      32,000       1,960,000
Electric Lightwave, Inc.* ........     205,000       3,049,375
Empresas Telex-Chile S.A. (ADR)  .      70,000         275,625
Hellenic Telecommunication
 Organization SA .................      52,546       1,076,596
Koninklijke PTT Nederland NV+ ....      30,000       1,251,695
Magyar Tavkozlesi Rt (ADR)*  .....     218,000       5,668,000
Portugal Telecom SA ..............      31,680       1,469,966
PT Indonesian Satellite (ADR)  ...      40,000         772,500
Telecom Italia Spa ...............      40,000         255,512
Telefonica de Espana .............     100,000       2,855,267
Telephone & Data Systems, Inc.  ..      56,700    $  2,640,094
Teleport Communications Group,
 Inc. (Class A)* .................     126,000       6,914,250
Videsh Sanchar Nigam Ltd. (GDR)*       148,000       1,912,900
                                                  ------------
                                                    30,101,780
                                                  ------------
 TOTAL CREDIT SENSITIVE (23.9%)                    292,494,953
                                                  ------------
ENERGY
COAL & GAS PIPELINES (0.4%)
OMV AG ...........................      37,200       5,153,782
                                                  ------------
OIL--DOMESTIC (0.3%)
Union Pacific Resources Group,
 Inc. ............................     149,300       3,620,525
                                                  ------------
OIL--INTERNATIONAL (0.8%)
Canadian Occidental ..............       8,000         181,000
Elf Aquitaine ....................      25,000       2,907,701
Orogen Minerals Ltd. .............     310,000         605,847
Renaissance Energy Ltd.* .........      80,000       1,650,985
Repsol SA ........................      65,000       2,773,220
Southern Pacific Petroleum*  .....     850,000       1,522,762
                                                  ------------
                                                     9,641,515
                                                  ------------
OIL--SUPPLIES & CONSTRUCTION (5.6%)
Baker Hughes, Inc. ...............      50,000       2,181,250
BJ Services Co.* .................      64,000       4,604,000
Bouygues Offshore SA (ADR)  ......     117,000       2,544,750
Canadian Fracmaster Ltd.
 Installment Receipt*+ ...........     571,500       4,797,649
Coflexip (ADR) ...................      65,000       3,607,500
Dresser Industries, Inc. .........     220,100       9,230,444
Fugro N.V.* ......................      80,000       2,438,291
Halliburton Co. ..................     167,400       8,694,337
Nabors Industries, Inc.* .........     320,600      10,078,862
Noble Drilling Corp.* ............     179,000       5,481,875
Rowan Cos., Inc.* ................      94,000       2,867,000
Santa Fe International Corp.  ....      84,500       3,438,094
Schlumberger Ltd. ................      36,400       2,930,200
Transocean Offshore, Inc. ........     112,000       5,397,000
Tubos de Acero de Mexico SA
 (ADR)* ..........................     10,000          216,250
                                                  ------------
                                                    68,507,502
                                                  ------------
 TOTAL ENERGY (7.1%) .............                  86,923,324
                                                  ------------
TECHNOLOGY
ELECTRONICS (6.4%)
Austria Mikro System
 International ...................      4,000          202,668
Cisco Systems, Inc.* .............    559,950       31,217,213
EMC Corp.* .......................     60,000        1,646,250
Enplas Corp. .....................     56,000          755,394
Fujimi, Inc. .....................     26,300        1,118,720
Hoya Corp. .......................     76,000        2,388,197
Micronics Japan Co. Ltd. .........     68,000        1,172,638
Navia ASA* .......................     80,000          281,621
Network Associates, Inc.* ........    116,000        6,133,500
Nikon Corp. ......................    138,000        1,364,399
Rohm Co. Ltd. ....................     25,000        2,548,381
Sankyo Engineering Co. ...........      1,000            3,066
Sanmina Corp.* ...................     44,000        2,981,000
SCI Systems, Inc.* ...............      3,400          148,113

                                       35

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===============================================================
                                      NUMBER          VALUE
                                     OF SHARES      (NOTE 1)
---------------------------------------------------------------
Solectron Corp.* .................      57,200   $    2,377,375
Sterling Commerce, Inc.* .........     252,660        9,711,619
TDK Corp. ........................      59,000        4,449,588
Teradyne, Inc.* ..................      44,000        1,408,000
Tokyo Cathode Laboratory Co.* ....      28,600          282,767
Tokyo Electron ...................      10,000          320,368
TOWA Corp. .......................      18,600          386,327
Yamaichi Electronics Co. Ltd.  ...      27,000          434,566
Yokogawa Electric Corp. ..........     353,000        2,180,632
3Com Corp.* ......................     127,700        4,461,519
                                                 --------------
                                                     77,973,921
                                                 --------------
OFFICE EQUIPMENT (2.7%)
Canon, Inc. ......................      38,000          885,380
Ceridian Corp.* ..................     342,700       15,699,944
Ricoh Elemex Corp. ...............      30,000          218,433
Sterling Software, Inc.* .........     383,600       15,727,600
                                                 --------------
                                                     32,531,357
                                                 --------------
OFFICE EQUIPMENT SERVICES (0.7%)
Data Communication System Co. ....      63,000          830,504
Fuji Soft ABC, Inc. ..............      50,910        1,744,148
INES Corp. .......................      59,000          456,716
Misys (Jersey) Ltd.* .............      34,285        1,036,669
Misys PLC ........................     120,000        3,628,416
Nippon System Development ........      44,000          903,775
Turbon International AG ..........      27,500          594,652
                                                 --------------
                                                      9,194,880
                                                 --------------
TELECOMMUNICATIONS (7.2%)
Brooks Fiber Properties, Inc.*  ..     139,500        7,672,500
Corecomm, Inc.* ..................       7,600           76,950
DDI Corp. ........................         384        1,015,367
DSC Communications Corp.* ........      64,000        1,528,000
Energis PLC* .....................     964,000        4,039,571
E.R.G. Limited ...................   2,167,360        1,821,382
Filtronic Comtek PLC .............   1,199,000        8,718,675
MCI Communications Corp. .........     366,000       15,669,375
NetCom Systems AB
 (B Shares)*+ ....................      85,000        1,825,275
Nextel Communications, Inc.
 (Class A)* ......................     207,700        5,400,200
SK Telecom Co. Ltd. (ADR)*  ......     373,437        2,427,339
Tadiran Telecommunications Ltd. ..     130,000        1,803,750
Tele-Communications TCI Ventures
 Group (Class A)* ................     345,175        9,772,767
United States Cellular Corp.*  ...      38,600        1,196,600
Videsh Sanchar Nigam Ltd. (GDR)*+       12,000          167,160
Vodafone Group PLC ...............     700,000        5,049,874
WorldCom, Inc.* ..................     681,404       20,612,471
                                                 --------------
                                                     88,797,256
                                                 --------------
 TOTAL TECHNOLOGY (17.0%) ........                  208,497,414
                                                 --------------
DIVERSIFIED
MISCELLANEOUS (1.4%)
BTR PLC ..........................     170,000          514,026
Cie Generale de Eaux .............      30,000        4,187,090
Corp Financiera Reunida SA*  .....      60,000          320,971
Crean (James) PLC--Units .........     495,000        1,007,128
Hanson PLC .......................      62,500          278,977
Indonesia Fund, Inc.* ............      20,000           92,500
International UNP Holdings*  .....     450,000   $       37,777
International UNP
 Holdings--Warrants* .............     225,000                0
Lippo China Resources Ltd.  ......   2,000,000          294,232
Mitsubishi Corp. .................      42,000          331,558
Sime Darby BHD ...................     800,000          769,251
Swire Pacific Ltd. (Class A)  ....     140,000          767,841
Taiwan Fund, Inc. ................      15,000          247,500
Tomkins PLC ......................     300,000        1,434,605
Tyco International Ltd. ..........     154,984        6,983,966
                                                 --------------
 TOTAL DIVERSIFIED (1.4%) ........                   17,267,422
                                                 --------------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (91.0%)
 (Cost $973,440,400) .............                1,115,718,598
                                                 --------------
PREFERRED STOCKS:
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.1%)
Republic Industries, Inc.
 6.5% Exch. Conv. ................      50,000        1,175,000
                                                 --------------
PRINTING, PUBLISHING &
 BROADCASTING (0.1%)
ProSieben Media AG* ..............      25,000        1,146,502
                                                 --------------
 TOTAL BUSINESS SERVICES (0.2%) ..                    2,321,502
                                                 --------------
CONSUMER CYCLICALS
LEISURE RELATED (0.1%)
Village Roadshow Ltd. ............     440,000          904,628
                                                 --------------
RETAIL--GENERAL (0.0%)
Fielmann AG ......................       6,000          130,076
                                                 --------------
 TOTAL CONSUMER CYCLICALS (0.1%)                      1,034,704
                                                 --------------
CONSUMER NONCYCLICALS
CONTAINERS (0.0%)
Dixie Toga SA* ...................     228,000          116,447
                                                 --------------
HOSPITAL SUPPLIES & SERVICES (0.1%)
Fresenius AG .....................       3,100          563,495
                                                 --------------
 TOTAL CONSUMER NONCYCLICALS (0.1%)                     679,942
                                                 --------------
TECHNOLOGY
TELECOMMUNICATIONS (0.4%)
Nokia Oyj (A Shares) .............      44,000        3,123,859
WorldCom, Inc.
 8.0% Conv. ......................      22,000        2,310,000
                                                 --------------
 TOTAL TECHNOLOGY (0.4%) .........                    5,433,859
                                                 --------------
 TOTAL PREFERRED STOCKS (0.8%)
  (Cost $6,622,322) ..............                    9,470,007
                                                 --------------

                                    PRINCIPAL
                                      AMOUNT
                                      ------
LONG-TERM DEBT SECURITIES:
CONSUMER NONCYCLICALS (0.1%)
FOODS
Burns, Philp & Co. Ltd.
 5.5% Conv., 04/30/04 ............  $2,000,000        1,100,000
                                                 --------------
CREDIT SENSITIVE (0.0%)
BANKS
Grupo Financiero Banorte
 Zero Coupon, 12/05/02 ...........       1,657           20,558
                                                 --------------

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

============================================================
                                  PRINCIPAL        VALUE
                                   AMOUNT        (NOTE 1)
------------------------------------------------------------
TECHNOLOGY (0.1%)
ELECTRONICS
Altera Corp.
 5.75% Conv. Sub. Note,
 06/15/02+ ....................  $ 1,055,000  $    1,447,988
                                              --------------
DIVERSIFIED (0.0%)
MISCELLANEOUS
Brierley Investments Ltd.
 9.0% Conv. Sub. Note,
 06/30/98......................       27,900          18,144
                                              --------------
TOTAL LONG-TERM DEBT SECURITIES (0.2%)
 (Amortized Cost $3,073,944)  .                    2,586,690
                                              --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (7.7%)
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98 ...........   93,900,000      93,884,350
                                              --------------
TOTAL SHORT-TERM DEBT SECURITIES (7.7%)
 (Amortized Cost $93,884,350)                     93,884,350
                                              --------------
TOTAL INVESTMENTS (99.7%)
 (Cost/Amortized Cost $1,077,021,016)          1,221,659,645
OTHER ASSETS
 LESS LIABILITIES (0.3%)  .....                    3,727,350
                                              --------------
NET ASSETS (100.0%) ...........               $1,225,386,995
                                              ==============

------------
*     Non-income producing.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $36,393,721 or 3.0% of net assets.
      Glossary:
      ADR--American Depository Receipt
      GDR--Global Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
ARGENTINA (0.1%)
Quilmes Industrial Quins (ADR) ...    15,000      $  205,314
                                                  ----------
AUSTRALIA
AAPC Ltd. ........................   180,000          73,874
Aristocrat Leisure Ltd. ..........    10,000          19,870
Brambles Industries Ltd. .........    60,000       1,190,197
Broken Hill Proprietary Co. Ltd. .    30,000         278,494
Cochlear Ltd. ....................     8,000          26,058
E.R.G. Limited ...................   825,000         693,304
GIO Australia Holdings Ltd.  .....   200,000         511,127
Great Central Mines Ltd. .........    60,000          64,493
Hoyts Cinemas Group + ............   450,000         791,510
National Australia Bank Ltd.  ....     4,900          68,407
News Corp. Ltd. ..................     5,900          32,555
Oil Search Ltd. ..................   360,000         650,563
Orogen Minerals Ltd. (GDR) +  ....    50,000         977,600
QBE Insurance Group Ltd. .........    82,064         369,251
QCT Resources Ltd. ...............   200,000         161,559
Southern Pacific Petroleum*  .....   250,000         447,871
Spectrum Network Systems Ltd.*+ ..   595,338         127,985
Suncorp-Metway Ltd.* .............   297,321         745,704
Westralian Sands Ltd. ............    11,472          26,904
WMC Ltd. .........................    22,000          76,676
                                                  ----------
 TOTAL AUSTRALIA (3.8%) ..........                 7,334,002
                                                  ----------
AUSTRIA
Erste Bank Der Oesterreichischen
 Sparkassen AG* ..................     5,610         279,579
EVN AG............................       800         105,134
KTM Motorradholding AG* ..........    10,000         505,086
OMV AG ...........................     3,000         415,628
VA Technologie AG ................     1,000         151,843
                                                  ----------
 TOTAL AUSTRIA (0.8%) ............                 1,457,270
                                                  ----------
BELGIUM
Electrabel SA.....................       250          57,826
Petrofina SA .....................       110          40,600
Tractebel Investment
 International Capital ...........       350          30,513
Tractebel Investment
 International Capital-Warrants* .        70               0
Virgin Express Holdings PLC
 (ADR)* ..........................    50,000       1,037,500
                                                  ----------
 TOTAL BELGIUM (0.6%) ............                 1,166,439
                                                  ----------
BRAZIL (0.8%)
Cia Paranaense de Energia-Copel
 (ADR) ...........................   115,000       1,574,064
                                                  ----------
CANADA
Canadian Fracmaster Ltd.*+  ......   214,300       1,799,014
Cinar Films, Inc. (Class B)*  ....     8,000         307,000
Fairfax Financial Holdings Ltd.*       1,000         223,862
Leitch Technology Corp.* .........    20,000         601,630
Renaissance Energy Ltd.* .........    25,000         515,933
Rofin-Sinar Technologies, Inc.*  .    40,000         485,000
                                                  ----------
 TOTAL CANADA (2.0%) .............                 3,932,439
                                                  ----------
CHILE
Enersis S.A. (ADR) ...............     1,000      $   29,000
Santa Isabel S.A. (ADR) ..........     8,000         140,000
                                                  ----------
 TOTAL CHILE (0.1%) ..............                   169,000
                                                  ----------
DENMARK
Carli Gry International A/S  .....    15,600         876,545
Coloplast A/S B ..................     6,000         464,105
Novo-Nordisk A/S (B Shares)  .....     5,000         715,130
Scandinavian Mobility
 International A/S ...............     5,000          45,973
                                                  ----------
 TOTAL DENMARK (1.1%) ............                 2,101,753
                                                  ----------
FINLAND
Hartwall Oy AB ...................    12,200       1,007,164
KCI Konecranes International  ....    18,000         594,392
Kesko ............................    20,000         316,275
Nokia Oyj (A Shares) .............     3,000         210,000
Orion-Yhtyma Oy (B Shares)  ......    56,000       1,479,375
Rauma Oy .........................    13,900         216,751
                                                  ----------
 TOTAL FINLAND (2.0%) ............                 3,823,957
                                                  ----------
FRANCE
Accor SA .........................     8,000       1,487,414
Alcatel Alsthom ..................     3,500         444,878
Banque Nationale de Paris ........       700          37,207
Bouygues Offshore SA (ADR)  ......    36,000         783,000
Canal Plus .......................     3,000         557,780
Carrefour ........................       225         117,388
Cie Financiere de Paribas A  .....       750          65,174
Cie Generale de Eaux .............     7,000         976,988
Cie Generale de Geophysique SA
 (ADR)* ..........................    80,000       2,050,000
Cie de St. Gobain ................       250          35,515
Coflexip (ADR) ...................     3,000         166,500
EDAP TMS SA (ADR)* ...............   123,000         861,000
Elf Aquitaine ....................     7,000         814,156
Groupe Danone ....................       500          89,308
Havas ............................       350          25,181
Lafarge SA .......................     6,130         402,216
L'Air Liquide ....................       550          86,085
L'Oreal ..........................       495         193,690
Louis Dreyfus Citrus .............    20,300         620,620
Michelin (CGDE), (Class B)  ......     7,000         352,413
Moulinex* ........................    38,000         938,872
Peugeot SA .......................       250          31,528
Pinault Printemps ................       150          80,028
Schneider SA .....................       800          43,439
Seita ............................    18,000         646,008
Societe Generale .................       550          74,936
S.T. Dupont*+ ....................    34,900         456,944
Suez Lyonnaise des Eaux ..........       400          44,264
                                                  ----------
 TOTAL FRANCE (6.4%) .............                12,482,532
                                                  ----------
GERMANY
Allianz AG .......................     1,500         386,892
Apcoa Parking AG+ ................       800          58,701
Bayer AG .........................     4,500         166,972
B.U.S. Berzelius Umwelt-Service
 AG ..............................    28,000         373,551
Daimler-Benz AG ..................     2,000         141,193

                                       38

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Deutsche Bank AG .................      3,250     $  227,271
Dresdner Bank AG .................      2,850        129,592
Gerresheimer Glas AG .............     30,000        420,245
Linde AG .........................         50         30,323
Lufthansa AG .....................     54,500      1,023,986
Pfeiffer Vacuum Technology (ADR)*      10,000        280,000
RWE AG ...........................      1,850         99,238
SAP AG ...........................        500        151,616
Schering AG ......................        400         38,578
SGL Carbon AG+ ...................      8,000      1,022,819
Siemens AG .......................      2,500        150,782
SKW Trostberg AG .................      3,000         95,222
Thyssen AG .......................        150         32,019
Turbon International AG ..........      3,000         64,871
Veba AG ..........................      5,150        350,691
Viag AG ..........................        150         82,131
                                                  ----------
 TOTAL GERMANY (2.8%) ............                 5,326,693
                                                  ----------
GREECE
A.G. Petzetakis SA* ..............    200,000      1,077,237
Hellenic Telecommunication
 Organization SA .................     15,120        309,788
                                                  ----------
 TOTAL GREECE (0.7%) .............                 1,387,025
                                                  ----------
HONG KONG
Aeon Credit Service (Asia) Co.
 Ltd. ............................    924,000        202,710
Cheung Kong Holdings .............     50,000        327,462
Cosco Pacific Ltd. ...............     80,000         65,041
Giordano International Ltd.*  ....    200,000         69,041
Hang Seng Bank ...................      5,000         48,232
HSBC Holdings PLC (H.K. $)  ......     14,000        345,077
Hutchison Whampoa ................     12,000         75,261
JCG Holdings .....................    250,000        107,272
Swire Pacific Ltd. (Class A) .....     40,000        219,383
Television Broadcasts Ltd.  ......     86,000        245,270
                                                  ----------
 TOTAL HONG KONG (0.9%) ..........                 1,704,749
                                                  ----------
HUNGARY (0.9%)
Magyar Tavkozlesi Rt (ADR)*  .....     70,000      1,820,000
                                                  ----------
INDIA
Videsh Sanchar Nigam Ltd. (GDR)*       45,000        581,625
Videsh Sanchar Nigam Ltd. (GDR)*+       2,000         27,860
                                                  ----------
 TOTAL INDIA (0.3%) ..............                   609,485
                                                  ----------
INDONESIA
Gulf Indonesia Resources Ltd.*  ..     51,200      1,126,400
PT Bunas Finance Indonesia  ......    200,000         11,818
PT Citatah .......................    377,500         49,761
PT Great River International  ....  1,367,000        111,845
PT Indosat (ADR) .................     12,000        231,750
                                                  ----------
 TOTAL INDONESIA (0.8%) ..........                 1,531,574
                                                  ----------
IRELAND
Avonmore Waterford Group PLC  ....    464,000      1,703,261
Crean (James) PLC--Units .........     60,000        122,076
Fyffes PLC .......................    900,000      1,344,545
Irish Life PLC ...................    200,000      1,136,049
Irish Continental Group PLC ......     20,000        244,721
                                                  ----------
 TOTAL IRELAND (2.3%) ............                 4,550,652
                                                  ----------
ISRAEL (0.1%)
Home Centers Ltd.* ...............     15,400     $  169,400
                                                  ----------
ITALY
Assicurazioni Generali ...........      5,500        135,090
Banca Commerciale Italiana  ......     10,000         34,765
Danieli & Co. ....................     24,800        170,334
Esaote Biomedica Spa .............     64,000        169,497
Fiat Spa .........................     22,000         63,985
Gildemeister Italiana Spa*  ......     42,875        145,664
Industrie Natuzzi Spa (ADR)  .....     20,000        412,500
Istituto Mobiliare Italiano  .....      2,500         29,678
Istituto Naz Delle Assicurazioni       22,500         45,598
Mediaset Spa .....................    140,000        687,733
Mediolanum Spa + .................      4,000         75,297
Parmalat Finanziaria Spa .........    300,000        429,056
Telecom Italia Spa ...............      2,775         17,726
Zucchini Spa .....................     70,000        502,544
                                                  ----------
 TOTAL ITALY (1.5%) ..............                 2,919,467
                                                  ----------
JAPAN
Aiful Corp.* .....................     13,800        936,041
Akita Bank .......................     23,000         89,902
Asahi Bank Ltd. ..................     32,000        129,987
Asahi Diamond Industry Co. Ltd.  .     24,000        104,664
Asahi Glass Co. Ltd. .............     10,000         47,519
Asatsu, Inc. .....................     17,200        247,833
Bank of Tokyo-Mitsubishi Ltd.  ...     70,000        965,702
Bridgestone Corp. ................      4,000         86,760
Bridgestone Metalpha Corp.  ......      9,000         33,455
Canon, Inc. ......................     13,000        302,893
Capcom Co. Ltd. ..................      2,600         26,702
Credit Saison Co. ................     63,000      1,554,781
Daibiru Corp. ....................     14,000        102,472
Dai-Ichi Kangyo Bank .............     86,000        507,530
Dai Nippon Printing Co. Ltd.  ....      3,000         56,333
Daiseki Co. Ltd. .................      6,400         66,220
Daito Trust Construction Co.
 Ltd..............................     22,000        134,386
Daiwa House Industry Co. Ltd. ....      2,000         10,577
Data Communication System Co. ....     21,000        276,835
DDI Corp. ........................        115        304,081
Denso Corp. ......................      4,000         72,044
Doshisha Co. .....................      1,000          4,905
Eiden Sakakiya Co. Ltd. ..........     18,000         66,909
Enplas Corp. .....................     19,000        256,294
Enshu* ...........................     34,000         42,476
Familymart Co. ...................     19,000        681,510
Fanuc Ltd.........................        900         34,075
Fuji Bank Ltd. ...................     11,000         44,514
Fuji Soft ABC, Inc. ..............     16,400        561,855
Fujikura Ltd. ....................    104,000        688,684
Fujimi, Inc. .....................      8,600        365,817
H.I.S. Company Ltd. ..............      1,100         19,138
Hitachi Ltd. .....................     16,000        114,045
Hitachi Plant Engineering &
 Construction Co. ................     18,000         40,146
Homac Corp. ......................      7,000         35,355
Home Wide Corp. ..................     15,000         50,010
Honda Motor Co. Ltd...............      5,000        183,560
Hoya Corp. .......................     24,000        754,167
Imagineer Co. Ltd. ...............     13,000        101,629

                                       39

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Industrial Bank of Japan .........     9,000      $   64,150
INES Corp. .......................    20,000         154,819
Isetan Co. .......................    63,000         263,154
Ishihara Sangyo Kaisha Ltd.*  ....    62,000          68,902
Ishikawajima Harima Heavy
 Industries Co. Ltd. .............    62,000          92,661
Ito Yokado Co. Ltd. ..............     2,000         101,935
Japan Airport Terminal Co. Ltd. ..    53,000         333,091
Japan Industrial Land Development     13,000          31,385
Japan Tobacco, Inc. ..............        45         319,372
Kaneshita Construction ...........    12,000          54,263
Kawasaki Heavy Industries Ltd.  ..    96,000         148,626
Kawasaki Steel Corp...............    10,000          13,642
Keyence Corp. ....................       200          29,584
Kikuchi Co. Ltd.* ................    10,000          30,274
King Co. .........................    38,000          36,405
Kirin Brewery Co. ................     4,000          29,124
Koa Fire & Marine ................    10,000          37,555
Kokuyo Co. Ltd. ..................    13,000         224,181
Komatsu Ltd. .....................     4,000          20,080
Kubota Corp. .....................     6,000          15,819
Mabuchi Motor Co. ................     8,600         437,003
Matsuda Sangyo Co. Ltd. ..........     8,000          48,316
Meitec ...........................    51,000       1,434,528
Micronics Japan Co. Ltd. .........    18,000         310,404
Minebea Co. ......................    70,000         751,102
Misawa Ceramic Corp. .............    16,000          39,241
Mitsubishi Corp. .................    14,000         110,519
Mitsubishi Estate Co. ............    10,000         108,833
Mitsubishi Heavy Industries Ltd. .   110,000         458,632
Mitsubishi Materials Corp.  ......     6,000           9,657
Mitsubishi Trust & Banking Corp.      31,000         311,247
Mitsui & Co. .....................     6,000          35,501
Mitsui Home Co. Ltd. .............    24,000         130,600
NAMCO Ltd. .......................     5,200         151,048
Namura Shipbuilding ..............    14,000          31,654
Nanno Construction Co. Ltd.  .....    15,000          12,071
NGK Spark Plug Co. ...............    40,000         226,863
NIC Corp. ........................    42,000         228,550
Nichiei Co. Ltd. .................     3,900         415,482
Nichiha Corp. ....................    54,400         332,717
Nichii Gakkan Co.* ...............    14,000         482,851
Nikon Corp. ......................    45,000         444,913
Nintendo Co. Ltd..................     4,000         392,412
Nippon Broadcasting System  ......    18,000         711,861
Nippon Denwa Shisetsu ............    22,000          84,307
Nippon Paper Industries Co.  .....    20,000          78,482
Nippon Steel Corp. ...............    27,000          39,939
Nippon System Development ........    12,000         246,484
Nippon Television Network Corp.  .     1,800         528,377
Nireco ...........................    13,000          47,825
Nitta Corp. ......................    31,000         313,623
Nitto Kohki Co. Ltd. .............    25,200         274,259
Nomura Securities Co. ............     8,000         106,687
Noritsu Koki Co. Ltd. ............    34,600         853,895
Ohmoto Gumi Co. Ltd. .............    10,000          42,920
Oie Sangyo Co. Ltd. ..............    13,000          53,803
Oji Paper Co. Ltd. ...............    14,000          55,689
Oriental Construction Co. ........     9,000          39,318
Paris Miki, Inc. .................    31,000      $  332,631
PS Corp. .........................    18,900          71,703
Raito Kogyo Co. Ltd. .............    40,000         173,213
Ricoh Elemex Corp. ...............     9,000          65,530
Rohm Co. Ltd. ....................     8,000         815,482
Sankyo Co. Ltd. ..................    38,000         859,168
Santen Pharmaceutical Co. Ltd.  ..    88,000       1,011,688
Sanyo Chemicals Industries Ltd. ..     9,000          52,424
Sanyo Electric Co. Ltd. ..........    44,000         114,658
Sanyo Engineering & Construction
 Co. .............................    22,000          79,249
Sanyo Pax Co. Ltd. ...............    24,000         207,856
Sanyo Shinpan Finance Co. Ltd.  ..     6,200         274,183
Sato Corp. .......................    38,500         655,068
Sekisui House Ltd. ...............     3,000          19,291
Seven-Eleven Japan Co. Ltd.  .....    14,200       1,005,618
Shimizu Corp. ....................     3,000           6,944
Shizuoka Bank Ltd. ...............    23,000         246,791
Sho Bond Corp. ...................    42,500         768,730
Sodick Co.* ......................   100,000         286,645
Sony Corp. .......................     1,000          88,906
SMC Corp. ........................     9,100         802,069
Suido Kiko Kaisha ................     8,000          16,064
Sumitomo Bank Ltd. ...............    90,000       1,027,783
Sumitomo Forestry Co. ............    10,000          48,668
Sumitomo Metal Industries ........   212,000         271,347
Sumitomo Realty & Development Co.
 Ltd. ............................   109,000         626,557
Taisei Corp. .....................     4,000           6,561
Taisho Pharmaceutical Co. ........    20,000         510,443
Takara Printing Co. ..............    12,000          35,869
Takefuji Corp. ...................    26,060       1,196,393
Takihyo Co. Ltd. .................    14,000          61,161
TDK Corp. ........................    18,000       1,357,501
Toda Corp. .......................    14,000          38,092
Toei Co. Ltd. ....................    26,000          94,654
Toho Bank ........................    40,000         159,418
Toho Titanium* ...................    38,000         320,368
Tokio Marine & Fire Insurance Co.      6,000          68,059
Tokyo Broadcasting System, Inc. ..    35,000         442,614
Tokyo Cathode Laboratory Co.* ....    19,700         194,773
Tokyo Electric Power Co. .........     7,000         127,687
Tokyo Electron ...................     1,000          32,037
Toso Co. Ltd. ....................    18,000          82,085
TOWA Corp. .......................     5,300         110,082
Toyoda Gosei .....................    20,000          72,351
Wesco, Inc. ......................     6,200          15,206
Xebio Co. Ltd. ...................     3,200          25,507
Yamaichi Electronics Co. Ltd. ....    22,000         354,091
Yamanouchi Pharmaceutical Co.
 Ltd. ............................    68,000       1,459,283
Yamato Transport Co. Ltd..........     6,000          80,475
Yaskawa Electric Corp. ...........    10,000          24,909
Yokogawa Electric Corp. ..........    96,000         593,033
                                                 -----------
 TOTAL JAPAN (20.6%) .............                39,943,359
                                                 -----------
MALAYSIA
AMMB Holdings BHD ................    50,000          32,781
Arab Malaysian Finance BHD  ......   140,000          28,076
Guinness Anchor BHD ..............    30,000          37,023
Hong Leong Bank BHD ..............   140,000          92,146

                                       40

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
IOI Corp. BHD ....................   100,000      $    32,395
Kim Hin Industry BHD .............    12,000            2,113
Kumpulan Guthrie BHD .............    33,000           21,211
Lingkaran Trans Kota Holdings
 BHD* ............................   130,000           82,890
Magnum Corp. BHD .................    74,000           44,520
Malayan Banking BHD ..............    24,000           69,726
Mancon BHD .......................    76,666           27,793
Metacorp BHD .....................   120,000           50,906
Pacific & Orient BHD .............    80,000           36,611
Pernas International Hotels
 Holdings BHD ....................   462,000          128,284
Resorts World BHD ................    20,000           33,680
RJ Reynolds BHD ..................    70,000          114,282
Sap Holdings BHD..................    36,000           13,421
Sime Darby BHD ...................   150,000          144,234
Sriwani Holdings BHD .............   180,000           47,667
Star Publications BHD ............    25,000           28,538
Talam Corp. BHD ..................   315,000           74,508
Tanjong PLC ......................   100,000          165,831
UMW Holdings BHD .................   150,000          113,768
                                                  -----------
 TOTAL MALAYSIA (0.7%) ...........                  1,422,404
                                                  -----------
MEXICO
Bufete Industrial S.A.* ..........    10,000           97,500
Elamex S.A. de C.V.* .............    32,600          244,500
Grupo Electra S.A. de C.V.  ......   500,000          882,134
Grupo Financiero Banamex Accival
 (B Shares)* .....................    50,000          149,504
Grupo Industrial Saltillo SA
 (B Shares).......................   236,000          898,908
Industrias CH S.A. (B Shares)*  ..   120,000          714,640
Kimberly-Clark de Mexico S.A. de
 C.V. ............................    30,000          710,757
Panamerican Beverages, Inc.  .....    10,000          326,250
Sanluis Corporacion S.A. de
 C.V.*............................    28,000          227,543
                                                  -----------
 TOTAL MEXICO (2.2%) .............                  4,251,736
                                                  -----------
NETHERLANDS
ABN Amro Holding N.V. ............     5,824          113,455
Aegon N.V. .......................     8,000          712,154
Akzo Nobel N.V. ..................     3,000          517,249
ASR Verzekeringsgroep N.V.  ......    21,400        1,164,116
Content Beheer N.V. + ............    30,000          739,773
Elsevier N.V. ....................    16,955          274,270
Fortis Amev N.V. .................    10,000          435,973
Fugro N.V.* ......................    30,000          914,359
Gucci Group N.V. .................     2,000           83,750
Heineken N.V. ....................       233           40,564
Hunter Douglas N.V. ..............     6,000          210,095
IHC Caland N.V. ..................     4,000          207,531
ING Groep N.V. ...................    28,000        1,179,296
KLM ..............................     1,700           62,881
Koninklijke Nedlloyd Groep N.V.+ .     2,250           51,044
Kon. PTT Nederland + .............     8,000          333,785
Nutricia Verenigde Bedrijven
 N.V.+ ...........................    19,000          576,283
Royal Dutch Petroleum ............     9,948          546,057
Unilever N.V. CVA ................     2,968          182,970
Unique International N.V. ........    30,000          639,164
Vedior N.V. CVA...................    70,000        1,260,079
Vendex International N.V. ........     3,600          198,673
                                                  -----------
 TOTAL NETHERLANDS (5.4%) ........                 10,443,521
                                                  -----------
NEW ZEALAND
Air New Zealand Ltd. (B Shares) ..   109,000      $   218,353
Restaurant Brands NZ Ltd.*+  .....   312,500          308,470
Sky City Ltd. ....................    35,300          119,907
Tourism Holdings Ltd. ............    15,000           10,277
Warehouse Group Ltd. .............   110,000          293,809
                                                  -----------
 TOTAL NEW ZEALAND (0.5%) ........                    950,816
                                                  -----------
NORWAY
Alvern Norway ASA* ...............   120,000          284,329
Choice Hotels Scandinavia ASA*+  .   472,500        1,599,353
Frontline Ltd.* ..................   300,000        1,210,431
Hafslund ASA .....................     5,000           23,830
Navia ASA* .......................    94,000          330,905
Norsk Hydro ASA ..................     1,100           53,542
Tomra Systems ASA ................    58,000        1,295,730
Union Bank of Norway .............    12,000          427,306
                                                  -----------
 TOTAL NORWAY (2.7%) .............                  5,225,426
                                                  -----------
PANAMA (0.4%)
Banco Latinoamericano de
 Exportaciones S.A.
 (E Shares) ......................    20,000          827,500
                                                  -----------
PERU (0.7%)
Telefonica del Peru S.A. (ADR)  ..    54,000        1,258,875
                                                  -----------
POLAND (0.7%)
@Entertainment, Inc.* ............   117,000        1,301,625
                                                  -----------
PORTUGAL
BPI-SGPS SA* .....................    20,000          486,281
Brisa-Auto Estradas de Portugal
 SA* .............................     5,600          200,602
Electricidade de Portugal SA* ....    38,105          721,521
Portugal Telecom SA ..............     8,710          404,148
Telecel Comunicacoes Pessoais SA*     13,290        1,416,011
                                                  -----------
 TOTAL PORTUGAL (1.7%) ...........                  3,228,563
                                                  -----------
SINGAPORE
City Developments Ltd. ...........    50,000          231,936
GP Batteries International Ltd.  .   140,000          364,674
Great Eastern Life Assurance Co. .     7,000           42,046
Keppel Fels Ltd. .................    88,000          245,971
Singapore Airlines Ltd. ..........    50,000          327,089
Singapore Land Ltd. ..............    93,000          204,639
United Overseas Bank Ltd. ........    40,000          222,420
                                                  -----------
 TOTAL SINGAPORE (0.8%) ..........                  1,638,775
                                                  -----------
SOUTH KOREA (0.2%)
SK Telecom Co. Ltd. (ADR)*........    65,776          427,544
                                                  -----------
SPAIN
Aldeasa SA* ......................    24,745          524,623
Aguas de Barcelona ...............     6,060          249,798
Banco Bilbao Vizcaya SA ..........     4,881          157,948
Banco de Valencia ................    30,000          648,835
Banco Santander SA ...............     3,468          115,867
Catalana Occidente SA + ..........    15,600          794,591
Catalana Occidente SA ............     5,400          275,051
Construcciones y Auxiliar de
 Ferrocarriles SA ................       500           18,444
Corp Financiera Reunida SA*  .....   100,000          534,952
Corporacion Mapfre Cia Inter SA ..    36,000          954,644

                                       41

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Endesa SA.........................     4,488      $   79,685
Gas Y Electridad SA (Series 2)  ..    14,000       1,010,830
Hidroelectrica del Cantabrico  ...    10,000         438,464
Iberdrola SA .....................    35,668         469,408
Portland Valderrivas SA ..........     3,800         341,713
Repsol SA ........................     4,392         187,384
Tabacalera SA-A ..................    12,200         988,973
Telefonica de Espana .............    26,528         757,445
                                                  ----------
 TOTAL SPAIN (4.4%) ..............                 8,548,655
                                                  ----------
SWEDEN
Astra AB (A Shares) ..............    20,000         346,352
Castellum AB* ....................    79,000         786,030
Dahl International AB + ..........    32,000         471,542
Ericsson LM (B Shares) ...........     6,400         240,608
Forenings Sparbanken AB
 (A Shares) ......................    10,000         227,333
Kalmar Industries AB + ...........    10,000         161,211
Karlshamns AB*+ ..................    38,000         593,458
NetCom Systems AB (B Shares)*  ...    25,650         550,804
Scandic Hotels AB*+ ..............    73,600       1,798,310
Skandia Forsakrings AB ...........    11,000         518,835
Skandinaviska Enskilda Banken
 (Series A) ......................    95,120       1,203,990
Swedish Match AB .................   254,700         850,080
                                                  ----------
 TOTAL SWEDEN (4.0%) .............                 7,748,553
                                                  ----------
SWITZERLAND
ABB AG ...........................       200         251,284
Ciba Specialty Chemicals AG*  ....     8,600       1,024,581
Credit Suisse Group ..............     1,250         193,427
Nestle SA ........................       300         449,641
Novartis AG ......................       542         879,521
Roche Holding AG Genusscheine ....        80         794,522
Schweizerische
 Rueckversicherungs-Gesellschaft .       120         224,471
Selecta Group* ...................    10,400       1,395,687
Tag Heuer International SA (ADR)*     35,000         288,750
Union Bank of Switzerland ........       120         173,530
                                                  ----------
 TOTAL SWITZERLAND (2.9%) ........                 5,675,414
                                                  ----------
THAILAND
CMIC Finance & Securities Public
 Co. Ltd. ........................    51,000               0
Nation Multimedia Group
 Public Co. Ltd...................   130,000          34,424
Thai Engine Manufacturing
 Public Co. Ltd. .................    70,000         117,757
                                                  ----------
 TOTAL THAILAND (0.1%) ...........                   152,181
                                                  ----------
UNITED KINGDOM
Amvescap PLC .....................    80,000         687,559
Barclays PLC .....................    24,000         638,128
Bass PLC .........................    14,200         220,398
BG PLC ...........................    22,077          99,406
BG PLC 'B'* ......................    25,021          11,924
BOC Group PLC ....................     2,591          42,621
Boots Co. PLC ....................     5,806          83,627
BPB PLC ..........................    70,000         391,106
British Aerospace ................     2,120          60,444
British Airport Authority PLC  ...    30,000         245,510
British Airways PLC...............    38,000         349,695
British Energy PLC ...............   240,000      $1,668,283
British Petroleum Co. PLC ........    29,367         386,071
British Sky Broadcasting Group
 PLC .............................     8,097          60,675
British Telecommunications PLC ...    35,150         276,392
BTR PLC ..........................    21,470          64,918
Cable & Wireless PLC..............    12,409         109,096
Cadbury Schweppes PLC ............     5,961          60,097
Carlton Communications PLC  ......   167,300       1,292,147
Carpetright PLC ..................    50,000         377,960
Commercial Union PLC .............     2,801          39,079
Compass Group PLC ................   170,000       2,092,419
De La Rue PLC ....................    10,000          65,075
Diageo PLC .......................   105,307         968,223
Dixons Group PLC .................   120,000       1,204,871
EMI Group PLC ....................    50,000         417,399
Energis PLC* .....................   275,000       1,152,367
Energy Group PLC .................     4,456          49,208
Filtronic Comtek PLC .............   180,000       1,308,892
Flextech PLC* ....................    46,000         398,370
General Accident PLC..............     2,904          50,346
General Electric Co. PLC .........    13,890          90,047
GKN PLC ..........................     2,089          42,808
Glaxo Wellcome PLC ...............    23,220         549,468
Granada Group PLC ................     3,225          49,287
Great Universal Stores PLC  ......     3,970          50,038
HSBC Holdings PLC ................    10,000         246,824
Hanson PLC .......................     5,571          24,867
Harvey Nichols PLC ...............    70,000         218,559
Holliday Chemical Holdings PLC ...   400,000       1,511,840
House of Fraser PLC ..............   140,000         462,426
Imperial Chemical Industries PLC .     3,109          48,587
Imperial Tobacco Group PLC  ......   125,000         786,732
Jefferson Smurfit Group PLC  .....   200,000         555,437
Johnson Matthey PLC ..............    55,000         492,580
Kingfisher PLC ...................     4,084          56,911
Ladbroke Group PLC ...............   150,000         650,749
Land Securities PLC ..............     3,207          51,120
Legal & General Group PLC.........     7,475          65,349
Lloyds TSB Group PLC .............    34,379         444,617
LucasVarity PLC ..................   160,000         565,297
Marks & Spencer PLC...............    17,109         168,411
McBride PLC ......................    20,000          58,173
MEPC PLC .........................    70,000         584,359
Mirror Group PLC .................    40,000         128,178
Misys (Jersey) Ltd.*..............     3,428         103,652
Misys PLC ........................    12,000         362,842
National Grid Group PLC ..........   260,000       1,234,779
National Power PLC ...............   100,000         985,983
Norwich Union PLC* ...............    80,000         512,711
Peninsular & Oriental Steam
 Navigation Co. ..................     3,314          37,713
Powerscreen International PLC ....    40,000         401,593
Prudential Corp. PLC..............     8,019          96,724
Randgold Resources Ltd. (GDR)*+  .    30,300         159,075
Rank Group PLC ...................    12,574          70,047
Reed International PLC............    60,000         601,449
Rentokil Initial PLC .............   162,900         709,390
Rio Tinto PLC ....................     5,510          67,819
Shandwick International PLC  .....    80,000          54,229

                                       42

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Smith & Nephew PLC ...............    55,000     $    162,687
Smith (W.H.) Group PLC ...........    60,000          383,547
Smithkline Beecham PLC ...........    90,000          921,401
Tesco PLC ........................    12,625          102,696
Thistle Hotels PLC ...............    94,000          244,959
Thorn PLC ........................   102,857          267,060
Tomkins PLC ......................    25,000          119,550
Unilever PLC......................    19,628          168,047
Vodafone Group PLC................   100,000          721,411
WPP Group PLC ....................    55,000          244,935
Zeneca Group PLC .................    10,336          362,974
                                                 ------------
 TOTAL UNITED KINGDOM (16.4%) ....                 31,872,243
                                                 ------------
TOTAL COMMON STOCKS
 AND OTHER INVESTMENTS (92.4%)
 (Cost $191,125,818)..............                179,183,005
                                                 ------------
PREFERRED STOCKS:
AUSTRALIA (0.2%)
Village Roadshow Ltd. ............   160,000          328,956
                                                 ------------
BRAZIL (0.0%)
Dixie Toga SA ....................    59,000           30,133
                                                 ------------
FINLAND (0.2%)
Nokia Oyj (A Shares)..............     4,000          283,987
                                                 ------------
GERMANY
Fielmann AG ......................     4,000           86,717
Fresenius AG .....................     1,200          218,127
ProSieben Media AG* ..............     7,000          321,021
                                                 ------------
 TOTAL GERMANY (0.3%) ............                    625,865
                                                 ------------
TOTAL PREFERRED STOCKS (0.7%)
 (Cost $1,410,542) ...............                  1,268,941
                                                 ------------

========================================================
                                PRINCIPAL       VALUE
                                 AMOUNT       (NOTE 1)
--------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.3%)
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98 .........  $2,500,000   $  2,499,583
                                            ------------
TOTAL SHORT-TERM DEBT SECURITIES (1.3%)
 (Amortized Cost
 $2,499,583).................                  2,499,583
                                            ------------
TOTAL INVESTMENTS (94.4%)
 (Cost/Amortized Cost $195,035,943)          182,951,529
OTHER ASSETS
 LESS LIABILITIES (5.6%)  ...                 10,945,647
                                            ------------
NET ASSETS (100.0%) .........               $193,897,176
                                            ============

-----------------------------------------------------------------------------
MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Equity Investments

Basic Materials .......    5.1%
Business Services  ....    8.9
Capital Goods .........    8.1
Consumer Cyclicals ....   19.3
Consumer
Non-Cyclicals..........   15.3
Credit Sensitive ......   26.8
Diversified ...........    1.8
Energy ................    5.6
Technology ............    9.1
                         -----
                         100.0%
                         =====

------------
*      Non-income producing.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $12,924,625 or 6.7% of net assets.
       Glossary:
       ADR--American Depository Receipt
       GDR--Global Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

====================================================================
                                           NUMBER          VALUE
                                         OF SHARES       (NOTE 1)
--------------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS--SPECIALTY (4.2%)
Crompton & Knowles Corp.+ ............    5,200,000   $  137,800,000
Cytec Industries, Inc.* ..............    1,275,000       59,845,312
                                                      --------------
                                                         197,645,312
                                                      --------------
METALS & MINING (1.5%)
Newmont Mining Corp. .................    2,300,000       67,562,500
                                                      --------------
STEEL (0.9%)
AK Steel Holding Corp. ...............      419,600        7,421,675
Ispat International NV
 (New York Registered Shares)*  ......    1,500,000       32,437,500
                                                      --------------
                                                          39,859,175
                                                      --------------
 TOTAL BASIC MATERIALS (6.6%)  .......                   305,066,987
                                                      --------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (2.4%)
USA Waste Services, Inc.* ............      223,800        8,784,150
U.S. Filter Corp.* ...................    3,491,900      104,538,756
                                                      --------------
                                                         113,322,906
                                                      --------------
PRINTING, PUBLISHING &
 BROADCASTING (3.7%)
Comcast Corp. (Class A) SPL ..........    5,500,000      173,593,750
                                                      --------------
PROFESSIONAL SERVICES (1.6%)
Cambridge Technology Partners, Inc.*        428,900       17,852,962
Corrections Corp. of America*  .......    1,100,000       40,768,750
TeleTech Holdings, Inc.* .............    1,197,600       13,622,721
                                                      --------------
                                                          72,244,433
                                                      --------------
 TOTAL BUSINESS SERVICES (7.7%)  .....                   359,161,089
                                                      --------------
CONSUMER CYCLICALS
AIRLINES (10.1%)
Continental Airlines, Inc.
 (Class B)*+ .........................    4,438,200      213,588,375
Delta Air Lines, Inc. ................    1,500,000      178,500,000
Northwest Airlines Corp.
 (Class A)* ..........................    1,634,500       78,251,687
                                                      --------------
                                                         470,340,062
                                                      --------------
APPAREL, TEXTILE (6.1%)
Jones Apparel Group, Inc.* ...........    2,339,200      100,585,600
Mohawk Industries, Inc.* .............    3,150,000       69,103,125
Tommy Hilfiger Corp.*+ ...............    1,939,500       68,124,937
UNIFI, Inc. ..........................    1,200,000       48,825,000
                                                      --------------
                                                         286,638,662
                                                      --------------
AUTO RELATED (7.6%)
Circuit City Stores, Inc.-CarMax
 Group*+ .............................    6,260,700       56,346,300
Republic Industries, Inc.* ...........   12,700,000      296,068,750
                                                      --------------
                                                         352,415,050
                                                      --------------
AUTOS & TRUCKS (0.7%)
Harley-Davidson, Inc. ................    1,200,000       32,850,000
                                                      --------------
FOOD SERVICES, LODGING (6.4%)
Extended Stay America, Inc.* .........    1,886,100       23,458,369
Florida Panthers Holdings, Inc.*  ....    1,685,300   $   29,071,425
Host Marriott Corp.* .................    2,053,600       40,301,900
ITT Corp.* ...........................    2,300,000      190,612,500
Starbucks Corp.* .....................       95,000        3,645,625
Suburban Lodges of America, Inc.*+ ...      904,000       12,034,500
                                                      --------------
                                                         299,124,319
                                                      --------------
HOUSEHOLD FURNITURE,
 APPLIANCES (1.0%)
Industrie Natuzzi Spa (ADR) ..........    2,240,700       46,214,438
                                                      --------------
LEISURE RELATED (1.8%)
Callaway Golf Company ................    1,254,800       35,840,225
Promus Hotel Corp.* ..................    1,120,000       47,040,000
                                                      --------------
                                                          82,880,225
                                                      --------------
RETAIL--GENERAL (2.9%)
Pep Boys-Manny, Moe & Jack ...........    1,096,600       26,181,325
PETsMART, Inc.* ......................    1,435,200       10,405,200
Proffitt's, Inc.* ....................      400,000       11,375,000
Tiffany & Co. ........................    1,563,300       56,376,506
U.S. Office Products Co.* ............    1,507,000       29,574,875
                                                      --------------
                                                         133,912,906
                                                      --------------
 TOTAL CONSUMER CYCLICALS (36.6%)                      1,704,375,662
                                                      --------------
CONSUMER NONCYCLICALS
DRUGS (6.2%)
Centocor, Inc.*+ .....................    5,036,500      167,463,625
Genzyme Corp. (General Division)* ....    2,375,000       65,906,250
MedImmune, Inc.*+ ....................    1,339,800       57,443,925
                                                      --------------
                                                         290,813,800
                                                      --------------
HOSPITAL SUPPLIES &
 SERVICES (0.7%)
Sun Healthcare Group, Inc.* ..........    1,649,900       31,966,813
                                                      --------------
SOAPS & TOILETRIES (0.9%)
Estee Lauder Companies
 (Class A) ...........................      828,900       42,636,544
                                                      --------------
 TOTAL CONSUMER NONCYCLICALS (7.8%)                      365,417,157
                                                      --------------
CREDIT SENSITIVE
BANKS (0.8%)
GreenPoint Financial Corp. ...........      527,100       38,247,694
                                                      --------------
FINANCIAL SERVICES (4.0%)
Edwards (A.G.), Inc. .................    1,050,000       41,737,500
Green Tree Financial Corp. ...........    1,822,400       47,724,100
Newcourt Credit Group, Inc. ..........    1,000,000       33,375,000
Paine Webber Group, Inc. .............    1,200,000       41,475,000
PMI Group, Inc. ......................      290,000       20,970,625
                                                      --------------
                                                         185,282,225
                                                      --------------
INSURANCE (4.6%)
AFLAC, Inc. ..........................      500,000       25,562,500
CNA Financial Corp.* .................    1,493,700      190,820,175
                                                      --------------
                                                         216,382,675
                                                      --------------
REAL ESTATE (2.1%)
Security Capital Group, Inc.
 (Class B)*+ .........................    1,184,900       38,509,250
Vornado Realty Trust .................    1,310,346       61,504,383
                                                      --------------
                                                         100,013,633
                                                      --------------

                                       44

THE HUDSON RIVER TRUST
ALLIANCE AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

====================================================================
                                           NUMBER          VALUE
                                         OF SHARES       (NOTE 1)
--------------------------------------------------------------------
UTILITY--TELEPHONE (2.9%)
Telephone & Data Systems, Inc.+  .....    2,863,300   $  133,322,406
                                                      --------------
 TOTAL CREDIT SENSITIVE (14.4%)  .  ..                   673,248,633
                                                      --------------
ENERGY
OIL--DOMESTIC (1.7%)
Ultramar Diamond Shamrock Corp. ......    1,090,200       34,750,125
Valero Energy Corp. ..................    1,450,000       45,584,375
                                                      --------------
                                                          80,334,500
                                                      --------------
OIL--SUPPLIES &
 CONSTRUCTION (6.6%)
Diamond Offshore Drilling, Inc.  .....    4,000,000      192,500,000
Rowan Cos., Inc.* ....................    3,700,000      112,850,000
                                                      --------------
                                                         305,350,000
                                                      --------------
RAILROADS (1.7%)
Kansas City Southern Industries,
 Inc..................................    1,600,000       50,800,000
Wisconsin Central Transport Corp.*  ..    1,300,000       30,387,500
                                                      --------------
                                                          81,187,500
                                                      --------------
 TOTAL ENERGY (10.0%) ................                   466,872,000
                                                      --------------
TECHNOLOGY
ELECTRONICS (7.7%)
Altera Corp.* ........................    1,197,500       39,667,188
Atmel Corp.* .........................    1,347,000       25,003,688
KLA-Tencor Corp.* ....................      660,900       25,527,263
Network Associates, Inc.* ............    1,548,100       81,855,787
Parametric Technology Corp.* .........      785,100       37,194,113
Sterling Commerce, Inc.* .............    1,674,800       64,375,125
Teradyne, Inc.* ......................    1,016,100       32,515,200
Xilinx, Inc.* ........................    1,477,200       51,794,325
                                                      --------------
                                                         357,932,689
                                                      --------------
OFFICE EQUIPMENT SERVICES (1.5%)
Comverse Technology, Inc.*+ ..........    1,859,500   $   72,520,500
                                                      --------------
TELECOMMUNICATIONS (3.1%)
ADC Telecommunications, Inc.*  .......      796,700       33,262,225
American Satellite Network--Warrants*        49,450                0
Millicom International Cellular SA* ..    2,378,400       89,487,300
U.S. Cellular Corp.* .................      658,300       20,407,300
                                                      --------------
                                                         143,156,825
                                                      --------------
 TOTAL TECHNOLOGY (12.3%) ............                   573,610,014
                                                      --------------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (95.4%)
 (Cost $4,029,993,201) ...............                 4,447,751,542
                                                      --------------

                                         PRINCIPAL
                                           AMOUNT
                                       -------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.8%)
Federal Home Loan Mortgage Corp.
 6.0%, due 01/02/98 ..................  $37,200,000       37,193,800
                                                      --------------
TOTAL SHORT-TERM DEBT SECURITIES (0.8%)
 (Amortized Cost $37,193,800).........                    37,193,800
                                                      --------------
TOTAL INVESTMENTS (96.2%)
 (Cost/Amortized Cost $4,067,187,001)                  4,484,945,342
OTHER ASSETS
 LESS LIABILITIES (3.8%)..............                   178,311,961
                                                      --------------
NET ASSETS (100.0%) ..................                $4,663,257,303
                                                      ==============

------------
*     Non-income producing.
+ Affiliated company as defined under the Investment Company Act of 1940 (See Note 6).
      Glossary:
      ADR--American Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

===========================================================
                                      NUMBER       VALUE
                                    OF SHARES     (NOTE 1)
-----------------------------------------------------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS--SPECIALTY (3.7%)
Crompton & Knowles Corp. .........   140,200    $ 3,715,300
Cytec Industries, Inc.* ..........    32,000      1,502,000
                                                -----------
                                                  5,217,300
                                                -----------
METALS & MINING (1.6%)
Century Aluminum Co. .............    18,500        249,750
Gibraltar Steel Corp.* ...........    45,600        900,600
Kaiser Aluminum Corp.* ...........   119,700      1,054,856
                                                -----------
                                                  2,205,206
                                                -----------
STEEL (0.7%)
WHX Corp.* .......................    87,300      1,036,687
                                                -----------
 TOTAL BASIC MATERIALS (6.0%)  ...                8,459,193
                                                -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (3.5%)
American Disposal Services,
 Inc.*............................    35,400      1,292,100
Philip Services Corp.* ...........    70,200      1,009,125
Superior Services, Inc.* .........    52,900      1,527,487
U.S. Filter Corp.* ...............    34,800      1,041,825
                                                -----------
                                                  4,870,537
                                                -----------
PRINTING, PUBLISHING &
 BROADCASTING (5.7%)
Applied Graphics Technologies,
 Inc.* ...........................    24,800      1,320,600
Mail-Well, Inc.* .................    19,600        793,800
Sinclair Broadcast Group, Inc.*  .    66,600      3,105,225
Westwood One, Inc.* ..............    17,900        664,537
Young Broadcasting Corp.
 (Class A)* ......................    56,600      2,193,250
                                                -----------
                                                  8,077,412
                                                -----------
PROFESSIONAL SERVICES (11.0%)
Carematrix Corp.* ................    77,700      2,233,875
Consolidation Capital Corp.*  ....    52,800      1,072,500
CORESTAFF, Inc.* .................    72,500      1,921,250
Cornell Corrections, Inc.*  ......    56,000      1,162,000
Data Processing Resources Corp.*      73,600      1,876,800
Equity Corp. International*  .....    56,400      1,304,250
Ha-Lo Industries, Inc.* ..........   138,800      3,608,800
Snyder Communications, Inc.*  ....    43,700      1,595,050
TeleTech Holdings, Inc.* .........    61,100        695,013
                                                -----------
                                                 15,469,538
                                                -----------
TRUCKING, SHIPPING (3.0%)
C.H. Robinson Worldwide, Inc.  ...    61,700      1,380,537
Knightsbridge Tankers Ltd.  ......    53,400      1,511,887
OMI Corp.* .......................   150,000      1,378,125
                                                -----------
                                                  4,270,549
                                                -----------
 TOTAL BUSINESS SERVICES (23.2%)                 32,688,036
                                                -----------
CAPITAL GOODS
AEROSPACE (0.9%)
DONCASTERS PLC (ADR)* ............    56,300      1,189,337
                                                -----------
BUILDING MATERIALS & FOREST
 PRODUCTS (2.0%)
Buckeye Technologies, Inc.*  .....    31,500    $ 1,456,875
Hughes Supply, Inc. ..............    40,750      1,423,703
                                                -----------
                                                  2,880,578
                                                -----------
 TOTAL CAPITAL GOODS (2.9%)  .....                4,069,915
                                                -----------
CONSUMER CYCLICALS
AIRLINES (2.9%)
Alaska Air Group, Inc.* ..........    45,200      1,751,500
Atlantic Coast Airlines, Inc.*  ..    75,500      2,397,125
                                                -----------
                                                  4,148,625
                                                -----------
APPAREL, TEXTILE (5.1%)
Mohawk Industries, Inc.* .........   143,300      3,143,644
Nautica Enterprises, Inc.*  ......    80,700      1,876,275
Tommy Hilfiger Corp.* ............    21,200        744,650
Wolverine World Wide, Inc.  ......    61,000      1,380,125
                                                -----------
                                                  7,144,694
                                                -----------
AUTO RELATED (5.8%)
Avis Rent A Car, Inc.* ...........    47,300      1,510,644
Budget Group, Inc. (Class A)*  ...   106,300      3,673,994
Dollar Thrifty Automotive Group,
 Inc.* ...........................    67,500      1,383,750
Federal-Mogul Corp. ..............    38,800      1,571,400
                                                -----------
                                                  8,139,788
                                                -----------
AUTOS & TRUCKS (1.4%)
Cross-Continent Auto Retailers,
 Inc.* ...........................   107,700        901,987
Miller Industries, Inc.* .........   105,700      1,136,275
                                                -----------
                                                  2,038,262
                                                -----------
FOOD SERVICES, LODGING (4.3%)
American General Hospitality
 Corp. ...........................    51,000      1,364,250
Innkeepers USA Trust .............    89,700      1,390,350
Interstate Hotels Co.* ...........    31,500      1,104,469
Prime Hospitality Corp.* .........    62,000      1,263,250
The Cheesecake Factory* ..........    30,100        918,050
                                                -----------
                                                  6,040,369
                                                -----------
HOUSEHOLD FURNITURE,
 APPLIANCES (1.9%)
Furniture Brands
 International, Inc.* ............    82,200      1,685,100
Industrie Natuzzi Spa (ADR)  .....    49,700      1,025,063
                                                -----------
                                                  2,710,163
                                                -----------
LEISURE RELATED (0.4%)
Bally Total Fitness Holding
 Corp.* ..........................    22,500        492,187
                                                -----------
RETAIL--GENERAL (4.0%)
Abercrombie & Fitch Co.
 (Class A)* ......................    44,800      1,400,000
Brylane, Inc.* ...................    29,300      1,443,025
Central Garden & Pet Co.* ........    45,200      1,186,500
Pacific Sunwear of California*  ..    56,350      1,665,847
                                                -----------
                                                  5,695,372
                                                -----------
 TOTAL CONSUMER CYCLICALS (25.8%)                36,409,460
                                                -----------

                                       46

THE HUDSON RIVER TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

===========================================================
                                      NUMBER       VALUE
                                    OF SHARES     (NOTE 1)
-----------------------------------------------------------
CONSUMER NONCYCLICALS
CONTAINERS (1.8%)
Ivex Packaging Corp.* ............    66,500    $ 1,596,000
Silgan Holdings, Inc.* ...........    29,500        958,750
                                                -----------
                                                  2,554,750
                                                -----------
DRUGS (4.9%)
Creative BioMolecules, Inc.*  ....   124,800        920,400
Geltex Pharmaceuticals, Inc.*  ...    58,200      1,542,300
Inhale Therapeutic Systems*  .....     2,200         57,200
Jones Medical Industries, Inc.  ..    61,000      2,333,250
Medicis Pharmaceutical Corp.
 (Class A)* ......................    19,800      1,012,275
MedImmune, Inc.* .................    24,400      1,046,150
                                                -----------
                                                  6,911,575
                                                -----------
HOSPITAL SUPPLIES & SERVICES (3.1%)
Mid Atlantic Medical Services,
 Inc.* ...........................    74,100        944,775
National Surgery Centers, Inc.*  .    71,850      1,886,063
NovaCare, Inc.* ..................   102,600      1,340,213
Novoste Corp.* ...................     9,500        213,750
                                                -----------
                                                  4,384,801
                                                -----------
RETAIL--FOOD (1.0%)
United Natural Foods, Inc.*  .....    55,500      1,443,000
                                                -----------
 TOTAL CONSUMER NONCYCLICALS (10.8%)             15,294,126
                                                -----------
CREDIT SENSITIVE
BANKS (0.7%)
Friedman, Billings, Ramsey Group,
 Inc.* ...........................    54,400        975,800
                                                -----------
FINANCIAL SERVICES (2.8%)
Affiliated Managers Group, Inc.* .    46,300      1,342,700
FIRSTPLUS Financial Group, Inc.*      41,900      1,607,913
Healthcare Financial Partners,
 Inc.* ...........................    29,200      1,036,600
                                                -----------
                                                  3,987,213
                                                -----------
REAL ESTATE (2.2%)
Glenborough Realty Trust, Inc.  ..    64,400      1,907,850
Macerich Co. .....................    38,900      1,108,650
                                                -----------
                                                  3,016,500
                                                -----------
UTILITY--ELECTRIC (0.2%)
Calpine Corp.* ...................    22,300        331,712
                                                -----------
 TOTAL CREDIT SENSITIVE (5.9%)  ..                8,311,225
                                                -----------
ENERGY
OIL--DOMESTIC (1.2%)
Basin Exploration, Inc.* .........    61,000      1,082,750
Costilla Energy, Inc.* ...........    62,400        678,600
                                                -----------
                                                  1,761,350
                                                -----------
OIL--SUPPLIES & CONSTRUCTION (2.0%)
Oceaneering International, Inc.*      46,900    $   926,275
Parker Drilling Co.* .............   150,800      1,837,875
                                                -----------
                                                  2,764,150
                                                -----------
RAILROADS (0.7%)
Genesee & Wyoming, Inc.
 (Class A)* ......................    45,300      1,058,888
                                                -----------
 TOTAL ENERGY (3.9%) .............                5,584,388
                                                -----------
TECHNOLOGY
ELECTRONICS (5.6%)
Check Point Software Technologies
 Ltd.* ...........................     8,700        354,525
Excite, Inc.* ....................    12,000        360,000
Hadco Corp.* .....................    27,500      1,244,375
Harbinger Corp.* .................    16,600        466,875
Information Management Resources,
 Inc.* ...........................    21,000        787,500
Insight Enterprises, Inc.*  ......     7,200        264,600
Lycos, Inc.* .....................    30,800      1,274,350
MetaCreations Corp.* .............    64,700        719,788
PMC-Sierra, Inc.* ................    47,600      1,475,600
3D Labs, Inc. Ltd.* ..............    38,900        904,425
                                                -----------
                                                  7,852,038
                                                -----------
OFFICE EQUIPMENT (2.7%)
Discreet Logic, Inc.* ............    70,400      1,544,400
Platinum Technology, Inc.*  ......    38,400      1,084,800
Sterling Software, Inc.* .........    29,800      1,221,800
                                                -----------
                                                  3,851,000
                                                -----------
OFFICE EQUIPMENT SERVICES (3.8%)
Comverse Technology, Inc.*  ......    88,600      3,455,400
ENCAD, Inc.* .....................    25,300        695,750
Oak Technology, Inc.* ............   125,800        817,700
Saville Systems Ireland PLC
 (ADR)* ..........................     8,200        340,300
                                                -----------
                                                  5,309,150
                                                -----------
TELECOMMUNICATIONS (6.9%)
ACC Corp.* .......................    59,300      2,994,650
Comnet Cellular, Inc.* ...........     3,200        113,800
ICG Communications, Inc.* ........    81,200      2,212,700
Level One Communications, Inc.*  .    32,700        923,775
MetroNet Communications Corp.
 (Class B)* ......................    51,500        894,812
Millicom International Cellular
 SA* .............................    38,500      1,448,563
Mobile Telecommunication
 Technologies Corp.* .............    51,800      1,139,600
                                                -----------
                                                  9,727,900
                                                -----------
 TOTAL TECHNOLOGY (19.0%) ........               26,740,088
                                                -----------
TOTAL COMMON STOCKS (97.5%)
 (Cost $136,812,737)..............              137,556,431
                                                -----------

THE HUDSON RIVER TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

===========================================================
                                 PRINCIPAL        VALUE
                                   AMOUNT        (NOTE 1)
-----------------------------------------------------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (11.6%)
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98 ..........  $16,300,000    $ 16,297,283
                                               ------------
TOTAL SHORT-TERM DEBT SECURITIES (11.6%)
 (Amortized Cost
 $16,297,283).................                   16,297,283
                                               ------------
TOTAL INVESTMENTS (109.1%)
 (Cost/Amortized Cost $153,110,020)             153,853,714
OTHER ASSETS
 LESS LIABILITIES (-9.1%)  ...                  (12,854,262)
                                               ------------
NET ASSETS (100.0%) ..........                 $140,999,452
                                               ============

------------
*     Non-income producing.
      Glossary:
      ADR--American Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS (0.2%)
Akzo Nobel N.V. ..................       600      $  103,450
Bayer AG .........................     4,535         168,271
Ciba Specialty Chemicals AG*  ....       900         107,224
Hitachi Chemical Co. Ltd. ........    15,000          89,097
Holliday Chemical Holdings PLC ...    23,700          89,577
Kuraray Co. Ltd. .................    10,000          82,774
Nippon Chemi-Con Corp. ...........     6,000          13,934
Toagosei Co. Ltd. ................    15,000          21,153
                                                  ----------
                                                     675,480
                                                  ----------
CHEMICALS--SPECIALTY (0.1%)
Cytec Industries, Inc.* ..........     4,800         225,300
NGK Insulators ...................    10,000          88,905
                                                  ----------
                                                     314,205
                                                  ----------
METALS & MINING (0.0%)
Bethlehem Steel Corp.* ...........    15,000         129,375
Toho Titanium* ...................     1,000           8,431
                                                  ----------
                                                     137,806
                                                  ----------
PAPER (0.1%)
Jefferson Smurfit Corp.* .........     8,000         113,000
KNP BT (Kon) N.V. ................     6,000         138,190
Nippon Paper Industries Co.  .....     2,000           7,847
Stone Container Corp.* ...........     5,800          60,538
UMP-Kymmene Oy ...................     2,810          56,190
                                                  ----------
                                                     375,765
                                                  ----------
STEEL (0.1%)
Koninklijke Hoogovens N.V.  ......     2,000          81,967
NatSteel Ltd. ....................    25,000          33,898
Pohang Iron & Steel Co. Ltd.
 (ADR) ...........................     2,000          34,875
Rautaruukki Oy ...................     8,095          65,343
Usinor Sacilor ...................     5,280          76,237
                                                  ----------
                                                     292,320
                                                  ----------
 TOTAL BASIC MATERIALS (0.5%)  ...                 1,795,576
                                                  ----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.5%)
USA Waste Services, Inc.* ........    21,500         843,875
Waste Management, Inc. ...........    23,400         643,500
                                                  ----------
                                                   1,487,375
                                                  ----------
PRINTING, PUBLISHING &
 BROADCASTING (1.0%)
Carlton Communications PLC  ......    15,500         119,715
CBS Corp. ........................    17,000         500,438
Liberty Media Group (Class A)* ...    29,020       1,051,975
New Straits Times Press BHD  .....     8,000           9,914
New York Times Co. (Class A)  ....    12,160         804,080
Nippon Television Network Corp.
                                         100          29,354
Reader's Digest Association, Inc.
 (Class A) .......................     5,000         118,125
Television Broadcasts Ltd.  ......     1,000           2,852
Time Warner, Inc. ................     6,200         384,400
Tokyo Broadcasting System, Inc. ..     1,000          12,645
United News & Media PLC ..........    10,812         123,128
                                                  ----------
                                                   3,156,626
                                                  ----------
PROFESSIONAL SERVICES (0.0%)
Asatsu, Inc. .....................       600      $    8,645
Brisa-Auto Estradas de Portugal
 SA* .............................       300          10,747
Meitec............................     1,800          50,630
                                                  ----------
                                                      70,022
                                                  ----------

TRUCKING, SHIPPING (0.3%)
Bergesen Dy AS (A Shares) ........     5,380         126,745
Frontline Ltd.* ..................    20,000          80,695
Knightsbridge Tankers Ltd.  ......     6,800         192,525
OMI Corp.* .......................    49,500         454,780
                                                  ----------
                                                     854,745
                                                  ----------
 TOTAL BUSINESS SERVICES (1.8%)  .                 5,568,768
                                                  ----------
CAPITAL GOODS
AEROSPACE (0.1%)
British Aerospace ................     5,357         152,735
                                                  ----------

BUILDING & CONSTRUCTION (0.2%)
Beazer Group PLC .................    21,000          55,560
Bouygues .........................     1,203         136,321
Daito Trust Construction Co. Ltd.      6,000          36,651
GTM Entrepose ....................     1,116          75,098
Makita Corp. .....................     8,000          76,643
National House Industrial Co.  ...     7,000          48,017
Sho Bond Corp. ...................     1,200          21,705
Societe Technip ..................     1,075         113,421
Toda Corp. .......................    15,000          40,812
                                                  ----------
                                                     604,228
                                                  ----------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.3%)
BPB PLC ..........................    11,300          63,135
Fujikura Ltd. ....................     3,000          19,865
Holderbank Financiere Glaris AG  .       155         126,505
Martin Marietta Materials, Inc.  .    10,200         372,937
Matsushita Electric Works Ltd.  ..    11,000          95,267
Nichiha Corp. ....................     1,600           9,785
Rugby Group PLC ..................    58,160         129,981
                                                  ----------
                                                     817,475
                                                  ----------
ELECTRICAL EQUIPMENT (0.8%)
Daikin Industries Ltd. ...........    14,000          52,792
General Electric Co. .............    28,400       2,083,850
Johnson Electric Holdings Ltd.  ..    28,800          82,880
Legrand SA .......................       425          84,667
Mabuchi Motor Co. ................       200          10,163
Sumitomo Electric Industries  ....     7,000          95,497
                                                  ----------
                                                   2,409,849
                                                  ----------
MACHINERY (1.0%)
Allied Signal, Inc. ..............    18,800         732,025
Coltec Industries, Inc.* .........    11,000         255,063
Cie Generale de Geophysique SA
 (ADR)* ..........................     6,565         168,228
Fujitec Co. Ltd. .................     9,000          49,665
Ishikawajima Harima Heavy
 Industries Co. Ltd. .............    10,000          14,945
KSB AG ...........................       300          65,872
Legris Industries SA..............     1,990          69,105

                                       49

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
------------------------------------------------------------
Mitsubishi Heavy Industries Ltd. .     8,000      $   33,355
Nitta Corp. ......................     1,000          10,117
Nitto Kohki Co. Ltd. .............     1,000          10,883
Rauma Oy .........................       139           2,167
Schindler Holding AG
 Participating Certificate .......       102         106,295
Schindler Holding AG Registered ..        50          53,714
Siebe PLC ........................     6,000         117,825
SMC Corp. ........................       300          26,442
Stork N.V. .......................     2,000          69,045
TI Group PLC .....................    14,014         106,856
United Technologies Corp. ........    17,200       1,252,375
Valmet Oy* .......................     3,600          49,665
                                                  ----------
                                                   3,193,642
                                                  ----------
 TOTAL CAPITAL GOODS (2.4%)  .....                 7,177,929
                                                  ----------
CONSUMER CYCLICALS
AIRLINES (0.1%)
Lufthansa AG .....................     2,000          37,577
Singapore Airlines Ltd. ..........     1,000           6,542
Virgin Express Holdings PLC
 (ADR)* ..........................    11,500         238,625
                                                  ----------
                                                     282,744
                                                  ----------
APPAREL, TEXTILES (0.1%)
Cone Mills Corp.* ................    12,000          93,000
Onward Kashiyama Co. Ltd. ........     8,000          92,585
                                                  ----------
                                                     185,585
                                                  ----------
AUTO RELATED (0.3%)
Continential AG ..................     5,500         123,822
Minebea Co. Ltd. .................     2,000          21,460
NGK Spark Plug Co. ...............     6,000          34,030
Republic Industries, Inc.*  ......    25,600         596,800
Sumitomo Rubber Industries, Inc.      13,000          54,899
Toyoda Automatic Loom Works Ltd.       7,000         128,760
                                                  ----------
                                                     959,771
                                                  ----------
AUTOS & TRUCKS (0.3%)
Bajaj Auto Ltd. (GDR) ............       750          14,813
Harley-Davidson, Inc. ............    28,200         771,975
UMW Holdings BHD .................     5,000           3,792
Volkswagen AG ....................       100          55,866
                                                  ----------
                                                     846,446
                                                  ----------
FOOD SERVICES, LODGING (0.4%)
Accor SA .........................       200          37,185
Choice Hotels Scandinavia ASA*+ ..    13,500          45,696
Compass Group PLC ................    16,100         198,164
Host Marriott Corp.* .............    16,200         317,925
ITT Corp.* .......................     6,500         538,688
John Q Hammons Hotels, Inc.
 (Class A)* ......................    14,800         133,200
                                                  ----------
                                                   1,270,858
                                                  ----------
HOUSEHOLD FURNITURE, APPLIANCES (0.6%)
Hunter Douglas N.V. ..............     2,500          87,540
Industrie Natuzzi Spa (ADR)  .....       500          10,313
Moulinex* ........................     2,000          49,414
Pioneer Electric Corp. ...........     6,000          92,432
Sony Corp. .......................     1,500         133,359
Sunbeam Corp. ....................    38,200       1,609,175
                                                  ----------
                                                   1,982,233
                                                  ----------
LEISURE RELATED (0.8%)
Berjaya Sports Toto BHD ..........    16,000      $   40,931
Carnival Corp. (Class A) .........    13,900         769,713
Cendant Corp.* ...................    12,100         415,938
Cyrk, Inc.* ......................     6,000          58,125
Disney (Walt) Co. ................     7,646         757,432
EMI Group PLC ....................     1,000           8,348
Granada Group PLC ................     9,900         151,299
Ladbroke Group PLC ...............    31,084         134,852
NAMCO Ltd. .......................       200           5,810
Nintendo Co. Ltd. ................       400          39,241
Nippon Broadcasting System  ......     1,000          39,548
Toei Co. Ltd. ....................     1,000           3,641
                                                  ----------
                                                   2,424,878
                                                  ----------
PHOTO & OPTICAL (0.0%)
Fuji Photo Film Co. ..............     3,000         114,965
Noritsu Koki Co. Ltd. ............     1,200          29,615
                                                  ----------
                                                     144,580
                                                  ----------
RETAIL--GENERAL (1.4%)
Aldeasa SA* ......................     2,000          42,402
Boots Co. PLC ....................     8,400         120,990
British Airport Authority PLC  ...    17,300         141,577
Dayton Hudson Corp. ..............    19,500       1,316,250
Dickson Concepts International
 Ltd. ............................    18,000          26,249
Fingerhut Companies, Inc. ........     8,000         171,000
Home Depot, Inc. .................    20,800       1,224,600
Kingfisher PLC ...................     8,641         120,414
Kohls Corp.* .....................    13,000         885,625
Kokuyo Co. Ltd. ..................     2,000          34,489
Limited, Inc. ....................     7,000         178,500
Paris Miki, Inc. .................     1,000          10,730
Sato Corp. .......................     1,200          20,418
Smith (W.H.) Group PLC ...........     2,000          12,785
Vendex International N.V. ........     1,200          66,224
                                                  ----------
                                                   4,372,253
                                                  ----------
 TOTAL CONSUMER CYCLICALS (4.0%)                  12,469,348
                                                  ----------
CONSUMER NONCYCLICALS
BEVERAGES (0.6%)
Bass PLC .........................     2,600          40,355
Coca-Cola Co. ....................    22,580       1,504,393
Diageo PLC .......................     6,000          55,166
Scottish & Newcastle PLC .........    11,000         134,759
Whitbread PLC ....................    11,000         161,060
                                                  ----------
                                                   1,895,733
                                                  ----------
CONTAINERS (0.5%)
Owens-Illinois, Inc.* ............     5,000         189,688
Schmalbach Lubeca AG .............       880         146,752
Sealed Air Corp.* ................    20,600       1,272,050
                                                  ----------
                                                   1,608,490
                                                  ----------
DRUGS (1.7%)
Astra AB (A Shares) ..............     3,500          60,612
Centocor, Inc.* ..................    28,795         957,434
Daiichi Pharmaceutical Co.  ......     8,000          90,132
Geltex Pharmaceuticals, Inc.*  ...     3,072          81,408
Merck KGAA .......................     2,100          70,625
Merck & Co., Inc. ................    11,434       1,214,863

                                       50

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
------------------------------------------------------------
Novartis AG ......................        180    $   292,092
Orion-Yhtyma Oy (B Shares)  ......      4,500        118,878
Pfizer, Inc. .....................     22,291      1,662,073
Rohto Pharmaceutical Co. Ltd.  ...      2,000         12,876
Sankyo Co. Ltd. ..................      1,000         22,610
Santen Pharmaceutical Co. Ltd.  ..      3,000         34,489
Schering Plough Corp. ............      9,700        602,613
Taisho Pharmaceutical Co. ........      1,000         25,522
Yamanouchi Pharmaceutical Co.
 Ltd. ............................      2,000         42,920
                                                 -----------
                                                   5,289,147
                                                 -----------
FOODS (0.7%)
Campbell Soup Co. ................     17,700      1,028,813
Huhtamaki Oy Series I ............      1,300         53,660
Nestle SA ........................        131        196,343
Orkla ASA ........................        930         79,957
Parmalat Finanziaria Spa .........     59,650         85,311
Rite Aid Corp. ...................      6,000        352,125
Tyson Foods, Inc. ................     27,000        553,500
                                                 -----------
                                                   2,349,709
                                                 -----------
HOSPITAL SUPPLIES & SERVICES (0.7%)
Columbia/HCA Healthcare Corp. ....      7,500        222,188
Medtronic, Inc. ..................     24,812      1,297,978
PT Tempo Scan Pacific ............     23,000          1,777
United Healthcare Corp. ..........     11,000        546,563
                                                 -----------
                                                   2,068,506
                                                 -----------
RETAIL--FOOD (0.2%)
Delhaize-Le Lion SA...............        980         49,726
Familymart Co. ...................      4,100        147,063
Promodes .........................        250        103,722
Santa Isabel S.A. (ADR) ..........      1,000         17,500
Seven-Eleven Japan Co. Ltd.  .....      1,000         70,818
Woolworths Ltd. ..................     61,026        203,945
                                                 -----------
                                                     592,774
                                                 -----------
SOAPS & TOILETRIES (0.8%)
Avon Products, Inc. ..............     15,880        974,635
Gillette Co. .....................     16,305      1,637,633
                                                 -----------
                                                   2,612,268
                                                 -----------
TOBACCO (1.0%)
Imperial Tobacco Group PLC  ......      1,700         10,700
Japan Tobacco, Inc. ..............         21        149,040
Philip Morris Cos., Inc. .........     58,000      2,628,125
Seita ............................      2,600         93,312
Swedish Match AB .................      4,500         15,019
Tabacalera SA--A .................      1,400        113,489
                                                 -----------
                                                   3,009,685
                                                 -----------
 TOTAL CONSUMER NONCYCLICALS (6.2%)               19,426,312
                                                 -----------
CREDIT SENSITIVE
BANKS (1.4%)
Allied Irish Bank ................     26,000        248,113
AMMB Holdings BHD ................      9,000          5,901
BPI-SGPS SA* .....................      1,000         24,314
Banco Bilbao Vizcaya SA ..........      6,000        194,158
Banco Santander SA ...............      2,970         99,227
Bangkok Bank Public Co. Ltd.  ....      2,000          4,984
Bank of Tokyo-Mitsubishi Ltd.  ...      2,000         27,591
Banque Nationale de Paris ........      1,500         79,729
Chase Manhattan Corp. ............     12,800    $ 1,401,600
Cie Bancaire SA ..................          7          1,134
Citicorp .........................      9,200      1,163,225
Credito Italiano Spa .............     48,000        148,016
Dao Heng Bank Group Ltd. .........      3,000          7,491
Den Norske Bank ASA ..............     24,000        113,082
Erste Bank Der Oesterreichischen
 Sparkassen AG* ..................        750         37,377
Forenings Sparbanken AB
 (A Shares) ......................      4,000         90,933
Istituto Mobiliare Italiano  .....      9,400        111,588
Long-Term Credit Bank of Japan ...     22,000         35,240
Philippine Commercial
 International Bank ..............      1,000          2,840
PT Bank Dagang Nasional Indonesia
 Tbk .............................    136,000          8,655
Seventy-Seven Bank Co. Ltd.  .....     11,000         78,406
Shizuoka Bank Ltd. ...............      1,000         10,730
Skandinaviska Enskilda Banken
 (Series A) ......................      4,440         56,200
Societe Generale .................      1,058        144,149
State Bank of India (GDR)+  ......      2,700         49,140
Suncorp-Metway Ltd.* .............     11,149         27,963
Thai Farmers Bank Public
 Co.--Warrants* ..................        375             40
Toho Bank ........................      1,000          3,985
Wing Hang Bank Ltd. ..............     18,000         50,871
Yamaguchi Bank ...................      7,000         85,840
                                                 -----------
                                                   4,312,522
                                                 -----------
FINANCIAL SERVICES (2.2%)
Aiful Corp.* .....................        400         27,132
Associates First Capital Corp.  ..      5,000        355,625
Beneficial Corp. .................      6,250        519,531
Credit Saison Co. ................      2,000         49,358
Fleet Financial Group, Inc.  .....      4,700        352,206
Green Tree Financial Corp.  ......     23,800        623,263
MBNA Corp. .......................     57,825      1,579,345
Merrill Lynch & Co., Inc. ........      8,900        649,144
Morgan Stanley, Dean Witter,
 Discover & Co. ..................     38,100      2,252,663
Newcourt Credit Group, Inc.*  ....      2,500         83,438
Nichiei Co. Ltd. .................        100         10,653
Peregrine Investment Holdings
 Ltd. ............................     52,000         36,908
PMI Group, Inc. ..................      1,700        122,931
Sanyo Shinpan Finance Co. Ltd.  ..        200          8,845
Takefuji Corp. ...................        600         27,546
Worms Et Compagnie ...............        200         14,788
                                                 -----------
                                                   6,713,376
                                                 -----------
INSURANCE (1.6%)
ASR Verzekeringsgroep N.V.  ......      1,100         59,838
Assurances Generale de France  ...      4,618        244,692
Catalana Occidente SA ............      1,000         50,935
Corpacion Mapfre Cia Inter SA  ...      1,200         31,821
Fortis Amev N.V. .................      4,438        193,485
General Accident PLC..............      4,700         81,483
ING Groep N.V. ...................      5,500        231,647
Irish Life PLC ...................     20,000        113,605
MGIC Investment Corp. ............      6,000        399,000

                                       51

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
------------------------------------------------------------
PennCorp Financial Group, Inc.  ..     16,700    $   595,981
Providian Financial Corp. ........      8,000        361,500
QBE Insurance Group Ltd. .........     21,500         96,740
Royal & Sun Alliance Insurance
 Group PLC .......................      9,651         97,219
Travelers Group, Inc. ............     39,249      2,114,540
Trygg-Hansa AB (B Shares) ........      3,800        116,777
United Assurance Group PLC  ......      8,100         69,882
Willis Corroon Group PLC (ADR)  ..      6,000         73,875
Zurich Versicherungs .............        246        117,231
                                                 -----------
                                                   5,050,251
                                                 -----------
REAL ESTATE (0.4%)
Boston Properties, Inc. ..........      9,000        297,563
City Developments Ltd. ...........      1,000          4,639
Daibiru Corp. ....................      1,000          7,319
Glenborough Realty Trust, Inc.  ..     10,000        296,250
Spieker Properties, Inc. .........     10,000        428,750
Sumitomo Realty & Development Co.
 Ltd. ............................      1,000          5,748
Unibail SA .......................        950         94,866
Vornado Realty Trust .............      2,500        117,344
                                                 -----------
                                                   1,252,479
                                                 -----------
UTILITY--ELECTRIC (0.4%)
AES Corp.* .......................     13,700        638,763
Cia Paranaense de Energia-Copel
 (ADR) ...........................      7,000         95,813
Energy Group PLC .................      6,550         72,332
Hong Kong Electric Holdings Ltd.       20,000         76,010
Malakoff BHD .....................     10,000         20,825
Manila Electric Co. ..............      1,860          6,154
National Grid Group PLC ..........      1,000          4,749
Powergen PLC .....................     11,400        148,371
Veba AG ..........................      3,500        238,333
                                                 -----------
                                                   1,301,350
                                                 -----------
UTILITY--GAS (0.1%)
Anglian Water PLC ................     14,080        192,043
Scottish Power PLC ...............     25,500        225,445
                                                 -----------
                                                     417,488
                                                 -----------
UTILITY--TELEPHONE (0.8%)
British Telecommunications PLC ...     20,100        158,051
Cable & Wireless PLC..............     12,300        108,138
Philippine Long Distance
 Telephone Co. ...................      1,000         21,728
Telecom Italia Spa ...............     35,500        226,767
Telefonica de Espana .............      6,600        188,448
Telekom Malaysia BHD .............     16,500         48,785
Telephone & Data Systems, Inc.  ..      7,500        349,219
Teleport Communications Group,
 Inc. (Class A)* .................     23,700      1,300,538
                                                 -----------
                                                   2,401,674
                                                 -----------
 TOTAL CREDIT SENSITIVE (6.9%)  ..                21,449,140
                                                 -----------
ENERGY
COAL & GAS PIPELINES (0.0%)
BG PLC ...........................     18,529         83,431
BG PLC 'B'* ......................     21,000         10,008
OMV AG ...........................        300         41,563
                                                 -----------
                                                     135,002
                                                 -----------
OIL--DOMESTIC (0.8%)
Apache Corp. .....................     15,100    $   529,444
Murphy Oil Corp. .................      5,000        270,938
Tom Brown, Inc.* .................      7,500        144,375
Union Pacific Resources Group,
 Inc. ............................     20,100        487,425
USX-Marathon Group ...............     33,800      1,140,750
                                                 -----------
                                                   2,572,932
                                                 -----------
OIL--INTERNATIONAL (0.6%)
British Petroleum Co. PLC ........     11,100        145,925
Elf Aquitaine ....................      2,110        245,410
Gulf Canada Resources Ltd.*  .....    112,700        788,900
Gulf Indonesia Resources Ltd.*  ..      3,500         77,000
Orogen Minerals Ltd. .............      5,160         10,084
Repsol SA ........................      1,410         60,158
Shell Transport & Trading Co. PLC      20,100        145,334
Total SA--B.......................      2,881        313,542
                                                 -----------
                                                   1,786,353
                                                 -----------
OIL--SUPPLIES & CONSTRUCTION (1.9%)
Baker Hughes, Inc. ...............     10,250        447,156
BJ Services Co.* .................      9,000        647,438
Canadian Fracmaster Ltd. .........      5,900         86,677
Canadian Fracmaster Ltd.
 Installment Receipt*+ ...........     13,500        113,330
Dresser Industries, Inc. .........     12,000        503,250
Fugro N.V.*.......................      2,000         60,957
Halliburton Co. ..................     24,900      1,293,244
Nabors Industries, Inc.* .........     43,000      1,351,813
Noble Drilling Corp.* ............     43,400      1,329,125
Parker Drilling Co.* .............      9,000        109,688
                                                 -----------
                                                   5,942,678
                                                 -----------
 TOTAL ENERGY (3.3%) .............                10,436,965
                                                 -----------
TECHNOLOGY
ELECTRONICS (1.4%)
Altera Corp.* ....................     11,100        367,688
Applied Materials, Inc.* .........     17,600        530,200
Cisco Systems, Inc.* .............     42,600      2,374,950
Fujimi, Inc. .....................        300         12,761
Hoya Corp. .......................      1,000         31,424
Leitch Technology Corp.* .........      1,000         30,081
Micronics Japan Co. Ltd. .........      1,000         17,245
National Semiconductor Corp.*  ...     20,900        542,094
Nikon Corp. ......................      1,000          9,887
Rohm Co. Ltd. ....................      1,000        101,935
Sankyo Engineering Co. ...........      1,000          3,066
SMH AG ...........................        540         72,838
Sterling Commerce, Inc.* .........      5,000        192,188
TDK Corp. ........................      1,000         75,417
Tokyo Cathode Laboratory Co.* ....      1,000          9,887
TOWA Corp. .......................        100          2,077
Varitronix International Ltd.  ...     55,000         94,399
Yamaichi Electronics Co. Ltd. ....      1,000         16,095
Yokogawa Electric Corp. ..........      2,000         12,355
                                                 -----------
                                                   4,496,587
                                                 -----------
OFFICE EQUIPMENT (1.1%)
Barco N.V. .......................        469         86,076
Ceridian Corp.* ..................     11,000        503,938
Compaq Computer Corp. ............     22,300      1,258,556

                                       52

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                     OF SHARES     (NOTE 1)
------------------------------------------------------------
Dell Computer Corp.* .............      14,100   $ 1,184,400
Policy Management Systems Corp.*         6,300       438,244
                                                 -----------
                                                   3,471,214
                                                 -----------
OFFICE EQUIPMENT SERVICES (0.2%)
Data Communication System Co. ....       1,000        13,183
First Data Corp. .................      14,600       427,050
Fuji Soft ABC, Inc. ..............         600        20,556
INES Corp. .......................       1,000         7,741
Nippon System Development ........         600        12,324
Oracle Corp.* ....................      13,450       300,103
                                                 -----------
                                                     780,957
                                                 -----------
TELECOMMUNICATIONS (1.8%)
ADC Telecommunications, Inc.* ....      25,000     1,043,750
Asia Satellite Telecommunications
 Holdings Ltd. ...................      18,000        30,778
DDI Corp. ........................          25        66,105
DSC Communications Corp.* ........       4,000        96,000
Energis PLC* .....................      22,000        92,189
Lucent Technologies, Inc. ........       9,500       758,813
MCI Communications Corp. .........       8,500       363,906
Nextel Communications, Inc.
 (Class A)* ......................      10,900       283,400
PT Indosat .......................      45,000        83,455
PT Telekomunikasi Indonesia  .....      33,000        17,550
SK Telecom Co. Ltd. (ADR)*  ......       9,754        63,402
Tele-Communications TCI Ventures
 Group (Class A)* ................      12,000       339,750
Tellabs, Inc.* ...................       9,100       481,163
Videsh Sanchar Nigam Ltd. (GDR)  .       1,700        21,973
Videsh Sanchar Nigam Ltd. (GDR)+*        2,000        27,860
Vodafone Group PLC................      15,000       108,212
WorldCom, Inc.* ..................      53,525     1,619,131
                                                 -----------
                                                   5,497,437
                                                 -----------
 TOTAL TECHNOLOGY (4.5%) .........                14,246,195
                                                 -----------
DIVERSIFIED
MISCELLANEOUS (1.0%)
BTR PLC ..........................      20,000        60,474
Cie Generale de Eaux .............         943       131,614
Citic Pacific Ltd. ...............       7,000        27,823
First Pacific Co. ................      42,734        20,680
Montedison Spa ...................     126,000       113,179
Smith (Howard) Ltd. ..............       4,000        33,198
Swire Pacific Ltd. (Class A)  ....       7,000        38,392
Tomkins PLC ......................       9,000        43,038
Tyco International Ltd. ..........      41,222     1,857,566
U.S. Industries, Inc. ............      30,750       926,344
                                                 -----------
 TOTAL DIVERSIFIED (1.0%) ........                 3,252,308
                                                 -----------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (30.6%)
 (Cost $78,384,870)...............                95,822,541
                                                 -----------
PREFERRED STOCKS:
BASIC MATERIALS (0.0%)
CHEMICALS
Henkel KGAA ......................       1,694   $   105,937
                                                 -----------
BUSINESS SERVICES (0.0%)
PRINTING, PUBLISHING &
 BROADCASTING
ProSieben Media AG* ..............         500        22,930
                                                 -----------
CONSUMER CYCLICALS (0.0%)
RETAIL--GENERAL
Hornbach Holding AG ..............         920        63,415
                                                 -----------
TECHNOLOGY (0.1%)
TELECOMMUNICATIONS
Nokia Oyj (A Shares) .............       1,500       106,495
                                                 -----------
TOTAL PREFERRED STOCKS (0.1%)
 (Cost $217,889)..................                   298,777
                                                 -----------

                                    PRINCIPAL
                                      AMOUNT
                                   ------------
LONG-TERM DEBT SECURITIES:
CONSUMER NONCYCLICALS (2.0%)
MEDIA & CABLE
Time Warner Entertainment Co.
 8.375%, 03/15/23.................  $5,625,000     6,419,137
                                                 -----------
CREDIT SENSITIVE
BANKS (2.6%)
Chase Manhattan Corp.
 8.625%, 05/01/02 ................   5,500,000     5,979,160
St. George Bank Ltd.
 7.15%, 10/15/05+ ................   2,000,000     2,060,440
Sumitomo Bank International
 0.75% Conv., 05/31/01  ......... Yen 11,000,000      88,312
                                                 -----------
                                                   8,127,912
                                                 -----------
FINANCIAL SERVICES (1.9%)
Ford Motor Credit Co.
 6.125%, 01/09/06 ................  $6,000,000     5,859,180
                                                 -----------
FOREIGN GOVERNMENT (0.8%)
Province of Quebec
 7.5%, 07/15/23 ..................   2,500,000     2,686,375
                                                 -----------
MORTGAGE RELATED (11.4%)
Federal National Mortgage
 Association:
 6.0%, 11/01/10 ..................  14,295,932    14,063,622
 6.5%, 01/01/11 ..................   3,346,139     3,348,230
 7.0%, 05/01/26 ..................   8,403,540     8,461,315
 7.0%, 09/01/27 ..................   8,995,060     9,056,901
Premier Auto Trust
 7.15%, 02/04/99 .................     875,160       875,974
                                                 -----------
                                                  35,806,042
                                                 -----------
U.S. GOVERNMENT (33.1%)
U.S. Treasury:
 6.125% Note, 08/31/98 ...........   2,400,000     2,408,250
 6.375% Note, 05/15/99 ...........  19,100,000    19,273,103
 6.0% Note, 08/15/00 .............  17,000,000    17,122,195

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

===========================================================
                                 PRINCIPAL        VALUE
                                   AMOUNT        (NOTE 1)
-----------------------------------------------------------
 6.25% Note, 04/30/01 ........  $15,600,000    $ 15,843,750
 6.5% Note, 08/31/01 .........    7,100,000       7,275,285
 6.5% Note, 05/31/02 .........   14,560,000      14,987,700
 6.875% Note, 05/15/06 .......    7,430,000       7,952,425
 6.125% Bond, 11/15/27 .......   18,310,000      18,813,525
                                               ------------
                                                103,676,233
                                               ------------
UTILITY--ELECTRIC (2.2%)
Consolidated Edison
 6.45%, 12/01/07 .............    6,750,000       6,767,280
                                               ------------
 TOTAL CREDIT SENSITIVE (52.0%)                 162,923,022
                                               ------------
TOTAL LONG-TERM DEBT SECURITIES (54.0%)
 (Amortized Cost $167,120,488)                  169,342,159
                                               ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (14.6%)
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98 ..........   45,800,000      45,792,366
                                               ------------
TOTAL SHORT-TERM DEBT SECURITIES (14.6%)
 (Amortized Cost $45,792,366)                    45,792,366
                                               ------------
TOTAL INVESTMENTS (99.3%)
 (Cost/Amortized Cost $291,515,613)             311,255,843
OTHER ASSETS
 LESS LIABILITIES (0.7%)  ....                    2,285,071
                                               ------------
NET ASSETS (100.0%) ..........                 $313,540,914
                                               ============

DISTRIBUTION OF INVESTMENTS BY GLOBAL
REGION
As a Percentage of Total Investments
Australia ..................................    0.1%
Canada .....................................    0.1
France .....................................    0.6
Germany ....................................    0.3
Japan ......................................    1.1
Netherlands ................................    0.4
Scandinavia ................................    0.7
Southeast Asia .............................    0.2
Switzerland ................................    0.3
United Kingdom .............................    1.4
United States** ............................   94.3
Other European Countries ...................    0.5
                                              -----
                                              100.0%
                                              =====

------------
*      Non-income producing.
**     Includes Short-Term Debt Securities of 14.7%.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $2,296,466 or 0.7% of net assets.
       Glossary:
       ADR--American Depository Receipt
       GDR--Global Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS (0.4%)
Akzo Nobel N.V. ..................     5,000     $   862,082
Bayer AG .........................    40,500       1,502,752
Ciba Specialty Chemicals AG*  ....     9,100       1,084,149
Hitachi Chemical Co. Ltd. ........   159,000         944,434
Holliday Chemical Holdings PLC ...   214,000         808,834
Kuraray Co. Ltd. .................    96,000         794,635
Nippon Chemi-Con Corp. ...........    62,000         143,982
Toagosei Co. Ltd. ................   158,000         222,817
                                                 -----------
                                                   6,363,685
                                                 -----------
CHEMICALS--SPECIALTY (0.0%)
NGK Insulators ...................    92,000         817,934
                                                 -----------
METALS & MINING (0.1%)
Bethlehem Steel Corp.* ...........   135,000       1,164,375
Nord Resources Corp.* ............    27,939          50,639
Randgold Resources Ltd. (GDR)+*  .    30,300         159,075
Toho Titanium* ...................    11,000          92,738
                                                 -----------
                                                   1,466,827
                                                 -----------
PAPER (0.2%)
Jefferson Smurfit Corp.* .........    39,600         559,350
KNP BT (Kon) N.V. ................    53,000       1,220,674
Nippon Paper Industries Co.  .....    10,000          39,241
Stone Container Corp.* ...........    57,900         604,331
UPM-Kymmene Oy ...................    25,320         506,312
                                                 -----------
                                                   2,929,908
                                                 -----------
STEEL (0.1%)
Koninklijke Hoogovens N.V.  ......    20,000         819,668
NatSteel Ltd. ....................   220,000         298,305
Pohang Iron & Steel Co. Ltd.
 (ADR) ...........................    15,000         261,562
Rautaruukki Oy ...................    72,872         588,222
Usinor Sacilor ...................    47,000         678,624
                                                 -----------
                                                   2,646,381
                                                 -----------
 TOTAL BASIC MATERIALS (0.8%)  ...                14,224,735
                                                 -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.8%)
USA Waste Services, Inc.* ........   162,900       6,393,825
U.S. Filter Corp.* ...............    45,000       1,347,187
Waste Management, Inc. ...........   217,200       5,973,000
                                                 -----------
                                                  13,714,012
                                                 -----------
PRINTING, PUBLISHING &
 BROADCASTING (1.7%)
Cablevision Systems Corp.
 (Class A)* ......................    43,500       4,165,125
Carlton Communications PLC  ......   134,500       1,038,815
CBS Corp. ........................   167,500       4,930,781
Liberty Media Group (Class A)* ...   218,700       7,927,875
New Straits Times Press BHD  .....    65,000          80,550
New York Times Co. (Class A) .....    87,840       5,808,420
Nippon Television Network Corp.  .       600         176,126
Reader's Digest Association, Inc.
 (Class A) .......................    40,000         945,000
Reed International PLC ...........     5,000     $    50,121
Television Broadcasts Ltd.  ......    10,000          28,520
Time Warner, Inc. ................    58,100       3,602,200
Tokyo Broadcasting System, Inc. ..     7,000          88,523
United News & Media PLC ..........    95,571       1,088,372
                                                 -----------
                                                  29,930,428
                                                 -----------
PROFESSIONAL SERVICES (0.0%)
Asatsu, Inc. .....................     3,000          43,227
Brisa-Auto Estradas de Portugal
 SA* .............................     2,800         100,301
Meitec ...........................    11,000         309,408
                                                 -----------
                                                     452,936
                                                 -----------
TRUCKING, SHIPPING (0.4%)
Bergesen Dy AS (A Shares) ........    47,300       1,114,327
Frontline Ltd.* ..................   140,000         564,868
Knightsbridge Tankers Ltd.  ......    64,500       1,826,156
OMI Corp.* .......................   313,200       2,877,525
                                                 -----------
                                                   6,382,876
                                                 -----------
 TOTAL BUSINESS SERVICES (2.9%) ..                50,480,252
                                                 -----------
CAPITAL GOODS
AEROSPACE (0.1%)
British Aerospace ................    50,710       1,445,810
                                                 -----------
BUILDING & CONSTRUCTION (0.3%)
Beazer Group PLC .................   187,000         494,750
Bouygues .........................    10,708       1,213,401
Daito Trust Construction Co. Ltd.     65,000         397,049
GTM Entrepose ....................     9,953         669,762
Makita Corp. .....................    89,000         852,654
National House Industrial Co.  ...    53,000         363,556
Sho Bond Corp. ...................    10,000         180,878
Suido Kiko Kaisha.................     1,000           2,008
Societe Technip ..................    10,350       1,092,008
Toda Corp. .......................   143,000         389,078
                                                 -----------
                                                   5,655,144
                                                 -----------
BUILDING MATERIALS &
 FOREST PRODUCTS (0.5%)
BPB PLC ..........................   103,100         576,044
Fujikura Ltd. ....................    34,000         225,147
Holderbank Financiere Glaris AG  .     1,385       1,130,380
Martin Marietta Materials, Inc.  .   110,000       4,021,875
Matsushita Electric Works Ltd.  ..   104,000         900,709
Nichiha Corp. ....................    14,600          89,295
Rugby Group PLC ..................   447,460       1,000,026
                                                 -----------
                                                   7,943,476
                                                 -----------
ELECTRICAL EQUIPMENT (1.3%)
Daikin Industries Ltd. ...........   140,000         527,917
General Electric Co. .............   231,000      16,949,625
Johnson Electric Holdings Ltd.  ..   258,000         742,470
Legrand SA .......................     3,800         757,032
Mabuchi Motor Co. ................     1,700          86,384
Pioneer Electric Corp. ...........    66,000       1,016,746
Sony Corp. .......................    16,500       1,466,948
Sumitomo Electric Industries  ....    56,000         763,978
                                                 -----------
                                                  22,311,100
                                                 -----------

                                       55

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
------------------------------------------------------------
MACHINERY (1.6%)
Allied Signal, Inc. ..............   152,400     $ 5,934,075
Cie Generale de Geophysique SA
 (ADR)* ..........................    56,108       1,437,768
Coltec Industries, Inc.* .........   115,000       2,666,562
Fujitec Co. Ltd. .................    96,000         529,757
Ishikawajima Harima Heavy
 Industries Co. Ltd...............   130,000         194,290
KSB AG ...........................     2,600         570,889
Legris Industries SA .............    17,300         600,764
Mitsubishi Heavy Industries Ltd. .    80,000         333,550
Nitta Corp. ......................     8,000          80,935
Nitto Kohki Co. Ltd. .............     4,000          43,533
Rauma Oy .........................     1,234          19,243
Schindler Holding AG
 Participating Certificate .......       915         953,530
Schindler Holding AG Registered  .       450         483,430
Siebe PLC ........................    50,000         981,874
SMC Corp. ........................     2,000         176,279
Stork N.V. .......................    18,000         621,409
TI Group PLC .....................   123,795         943,928
United Technologies Corp. ........   158,100      11,511,656
Valmet Oy* .......................    31,000         427,669
                                                 -----------
                                                  28,511,141
                                                 -----------
 TOTAL CAPITAL GOODS (3.8%)  .....                65,866,671
                                                 -----------
CONSUMER CYCLICALS
AIRLINES (0.0%)
Lufthansa AG .....................    21,000         394,563
Singapore Airlines Ltd. ..........    12,000          78,501
Virgin Express Holdings PLC
 (ADR)* ..........................    10,400         215,800
                                                 -----------
                                                     688,864
                                                 -----------
APPAREL, TEXTILE (0.1%)
Liz Claiborne, Inc. ..............    30,000       1,254,375
Onward Kashiyama Co. Ltd. ........    79,000         914,275
                                                 -----------
                                                   2,168,650
                                                 -----------
AUTO RELATED (0.5%)
Continental AG ...................    55,000       1,238,222
Minebea Co. Ltd. .................    14,000         150,220
NGK Spark Plug Co. ...............    69,000         391,339
Republic Industries, Inc.*  ......   219,700       5,121,756
Sumitomo Rubber Industries, Inc.     129,000         544,771
Toyoda Automatic Loom Works Ltd.      70,000       1,287,603
                                                 -----------
                                                   8,733,911
                                                 -----------
AUTOS & TRUCKS (0.4%)
Bajaj Auto Ltd. (GDR) ............     7,500         148,125
Harley-Davidson, Inc. ............   234,000       6,405,750
Honda Motor Co. Ltd. .............     1,000          36,712
UMW Holdings BHD .................   188,000         142,589
Volkswagen AG ....................     1,000         558,659
                                                 -----------
                                                   7,291,835
                                                 -----------
FOOD SERVICES, LODGING (0.9%)
Accor SA .........................     1,400         260,297
Choice Hotels Scandinavia ASA*+ ..   108,000         365,566
Compass Group PLC ................   144,200       1,774,864
Host Marriott Corp.* .............   138,200     $ 2,712,175
ITT Corp.* .......................   101,000       8,370,375
John Q Hammons Hotels, Inc.
 (Class A)* ......................   191,800       1,726,200
                                                 -----------
                                                  15,209,477
                                                 -----------
HOUSEHOLD FURNITURE,
 APPLIANCES (0.8%)
Hunter Douglas N.V. ..............    22,000         770,350
Moulinex* ........................    17,000         420,022
Sunbeam Corp. ....................   295,500      12,447,937
                                                 -----------
                                                  13,638,309
                                                 -----------
LEISURE RELATED (1.4%)
Berjaya Sports Toto BHD ..........   140,000         358,144
Carnival Corp. (Class A) .........   116,500       6,451,187
Cendant Corp.* ...................   125,300       4,307,187
Cyrk, Inc.* ......................   220,600       2,137,063
Disney (Walt) Co. ................    63,100       6,250,844
EMI Group PLC ....................    12,000         100,176
Granada Group PLC ................    88,900       1,358,635
Hoyts Cinemas Group+ .............    45,000          79,151
Ladbroke Group PLC ...............   279,118       1,210,904
NAMCO Ltd. .......................     1,000          29,048
Nintendo Co. Ltd. ................     1,000          98,103
Nippon Broadcasting System  ......     5,000         197,739
Toei Co. Ltd. ....................     8,000          29,124
@Entertainment, Inc.* ............    57,500         639,687
                                                 -----------
                                                  23,246,992
                                                 -----------
PHOTO & OPTICAL (0.1%)
Fuji Photo Film Co. ..............    26,000         996,359
Noritsu Koki Co. Ltd. ............    11,200         276,405
                                                 -----------
                                                   1,272,764
                                                 -----------
RETAIL--GENERAL (2.1%)
Aldeasa SA* ......................    16,494         349,692
Boots Co. PLC ....................    74,700       1,075,946
BAA PLC ..........................   154,200       1,261,920
Dayton Hudson Corp. ..............   157,000      10,597,500
Dickson Concepts International
 Ltd. ............................   161,000         234,779
Fingerhut Companies, Inc. ........   105,500       2,255,062
Home Depot, Inc. .................   163,300       9,614,287
Kingfisher PLC ...................    76,163       1,061,348
Kohl's Corp.* ....................    93,000       6,335,625
Kokuyo Co. Ltd. ..................    25,000         431,117
Limited, Inc. ....................   100,000       2,550,000
Paris Miki, Inc. .................     3,800          40,774
Sato Corp. .......................     8,800         149,730
Smith (W.H.) Group PLC ...........    25,000         159,811
Vendex International N.V. ........    11,000         607,057
                                                 -----------
                                                  36,724,648
                                                 -----------
 TOTAL CONSUMER CYCLICALS (6.3%)                 108,975,450
                                                 -----------
CONSUMER NONCYCLICALS
BEVERAGES (0.9%)
Bass PLC .........................    26,400         409,755
Coca-Cola Co. ....................   183,120      12,200,370
Diageo PLC .......................    58,000         533,269
Scottish & Newcastle PLC .........   100,000       1,225,083
Whitbread PLC ....................    92,500       1,354,370
                                                 -----------
                                                  15,722,847
                                                 -----------

                                       56

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
------------------------------------------------------------
CONTAINERS (0.8%)
Owens-Illinois, Inc.* ............     50,000   $  1,896,875
Schmalbach Lubeca AG .............      8,300      1,384,141
Sealed Air Corp.* ................    164,500     10,157,875
                                                ------------
                                                  13,438,891
                                                ------------
DRUGS (2.5%)
Astra AB (A Shares) ..............     30,000        519,528
Centocor, Inc.* ..................    237,503      7,896,975
Daiichi Pharmaceutical Co.  ......     79,000        890,056
Merck KGAA .......................     18,700        628,895
Merck & Co., Inc. ................     92,160      9,792,000
Novartis AG ......................      1,800      2,920,917
Orion-Yhtyma Oy (B Shares)  ......     37,800        998,578
Pfizer, Inc. .....................    182,112     13,578,726
Rohto Pharmaceutical Co. Ltd.  ...      9,000         57,942
Sankyo Co. Ltd. ..................      6,000        135,658
Santen Pharmaceutical Co. Ltd.  ..     22,000        252,922
Schering Plough Corp. ............     80,000      4,970,000
SmithKline Beecham PLC ...........     10,000        102,378
Taisho Pharmaceutical Co. ........      4,000        102,089
Yamanouchi Pharmaceutical Co.
 Ltd. ............................     21,000        450,661
                                                ------------
                                                  43,297,325
                                                ------------
FOODS (1.1%)
Campbell Soup Co. ................    136,335      7,924,472
Huhtamaki Oy Series I ............     11,550        476,752
Nestle SA ........................      1,150      1,723,622
Orkla ASA 'A'.....................      8,300        713,599
Parmalat Finanziaria Spa .........    503,700        720,385
Rite Aid Corp. ...................     40,000      2,347,500
Tyson Foods, Inc. ................    225,000      4,612,500
                                                ------------
                                                  18,518,830
                                                ------------
HOSPITAL SUPPLIES & SERVICES (1.0%)
Columbia/HCA Healthcare Corp. ....     90,000      2,666,250
Medtronic, Inc. ..................    202,906     10,614,520
PT Tempo Scan Pacific ............    206,000         15,918
United Healthcare Corp. ..........     90,000      4,471,875
                                                ------------
                                                  17,768,563
                                                ------------
RETAIL--FOOD (0.4%)
Delhaize-Le Lion SA ..............      8,800        446,520
Familymart Co. ...................     88,500      3,174,401
Promodes .........................      2,200        912,752
Santa Isabel S.A. (ADR) ..........      3,000         52,500
Seven-Eleven Japan Co. Ltd.  .....      4,000        283,273
Woolworths Ltd. ..................    569,991      1,904,871
                                                ------------
                                                   6,774,317
                                                ------------
SOAPS & TOILETRIES (1.2%)
Avon Products, Inc. ..............    125,720      7,716,065
Gillette Corp. ...................    130,310     13,088,011
                                                ------------
                                                  20,804,076
                                                ------------
TOBACCO (1.5%)
Imperial Tobacco Group PLC  ......     11,600         73,009
Japan Tobacco, Inc. ..............        197      1,398,138
Philip Morris Cos., Inc. .........    467,900     21,201,719
Seita ............................     29,200      1,047,969
Swedish Match AB .................     54,700        182,565
Tabacalera SA--A .................     11,000   $    891,697
                                                ------------
                                                  24,795,097
                                                ------------
 TOTAL CONSUMER NONCYCLICALS (9.4%)              161,119,946
                                                ------------
CREDIT SENSITIVE
BANKS (2.1%)
Allied Irish Bank ................    225,000      2,147,134
AMMB Holdings BHD ................     78,000         51,138
Banco Bilbao Vizcaya SA ..........     54,900      1,776,547
BPI-SGPS SA* .....................     12,000        291,769
Banco Santander SA ...............     29,100        972,228
Bangkok Bank Public Ltd. .........     20,000         49,844
Bank of Tokyo-Mitsubishi Ltd.  ...     15,000        206,936
Banque Nationale de Paris ........     13,700        728,193
Chase Manhattan Corp. ............    101,300     11,092,350
Citicorp .........................     75,700      9,571,319
Credito Italiano Spa .............    500,000      1,541,832
Dao Heng Bank Group Ltd...........     30,000         74,913
Den Norske Bank ASA ..............    201,000        947,061
Erste Bank Der Oesterreichischen
 Sparkassen AG* ..................      3,740        186,386
Forenings Sparbanken AB
 (A Shares) ......................     40,000        909,331
Istituto Mobiliare Italiano  .....     84,700      1,005,483
Long-Term Credit Bank of Japan ...    230,000        368,423
Philippine Commercial
 International Bank ..............      5,000         14,198
PT Bank Dagang Nasional Indonesia
 Tbk .............................  1,230,000         78,273
Seventy-Seven Bank Ltd. ..........    123,000        876,720
Shizuoka Bank Ltd. ...............      4,000         42,920
Skandinaviska Enskilda Banken
 (Series A) ......................     25,370        321,123
Societe Generale .................      9,028      1,230,034
State Bank of India (GDR)+  ......     27,000        491,400
Sumitomo Bank Ltd. ...............      8,000         91,358
Suncorp-Metway Ltd.* .............     74,330        186,425
Thai Farmers Bank Public
 Co.--Warrants* ..................      2,875            173
Toho Bank ........................     10,000         39,854
United Overseas Bank Ltd. ........      4,000         22,242
Wing Hang Bank Ltd. ..............    161,000        455,014
Yamaguchi Bank ...................     70,000        858,402
                                                ------------
                                                  36,629,023
                                                ------------
FINANCIAL SERVICES (3.2%)
Aiful Corp.* .....................      2,400        162,790
Associates First Capital Corp.  ..     43,000      3,058,375
Beneficial Corp. .................     50,800      4,222,750
Credit Saison Co. ................     14,400        355,378
Fleet Financial Group, Inc.  .....     46,300      3,469,606
Green Tree Financial Corp.  ......    153,400      4,017,162
MBNA Corp. .......................    481,125     13,140,727
Merrill Lynch & Co., Inc. ........     72,400      5,280,675
Morgan Stanley, Dean Witter,
 Discover & Co. ..................    305,700     18,074,513
Newcourt Credit Group Inc.*  .....     25,000        834,375
Nichiei Co. Ltd. .................        500         53,267
Peregrine Investment Holdings
 Ltd. ............................    472,000        335,011
PMI Group, Inc. ..................     14,600      1,055,763

                                       57

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
------------------------------------------------------------
Sanyo Shinpan Finance Co. Ltd.  ..     1,200    $     53,068
Takefuji Corp. ...................     5,000         229,546
Worms Et Compagnie ...............     2,500         184,847
                                                ------------
                                                  54,527,853
                                                ------------
INSURANCE (3.0%)
ASR Verzekeringsgroep N.V.  ......    10,000         543,979
Assurances Generales de France ...    37,995       2,013,227
Catalana Occidente SA ............     1,030          52,463
Corporacion Mapfre Cia Inter SA ..    14,000         371,250
Fortis Amev N.V. .................    37,281       1,625,350
General Accident PLC..............    42,200         731,616
ING Groep N.V. ...................    50,000       2,105,886
Irish Life PLC ...................   100,000         568,025
Life Re Corp. ....................   140,500       9,158,844
MGIC Investment Corp. ............    67,000       4,455,500
PennCorp Financial Group, Inc.  ..   135,700       4,842,794
Providian Financial Corp. ........    65,000       2,937,188
QBE Insurance Group Ltd. .........   201,250         905,536
Royal & Sun Alliance Insurance
 Group PLC .......................   100,936       1,016,774
Travelers Group, Inc. ............   320,199      17,250,721
Trygg-Hansa AB (B Shares) ........     3,600         110,631
United Assurance Group PLC  ......    71,600         617,718
Willis Corroon Group PLC (ADR)  ..    87,800       1,081,037
Zurich Versicherungs .............     2,130       1,015,050
                                                ------------
                                                  51,403,589
                                                ------------
REAL ESTATE (0.5%)
Boston Properties, Inc. ..........    84,200       2,783,863
City Developments Ltd. ...........     8,000          37,110
Daibiru Corp. ....................     4,000          29,278
Glenborough Realty Trust, Inc.  ..    70,000       2,073,750
Spieker Properties, Inc. .........    40,000       1,715,000
Sumitomo Realty & Development Co.
 Ltd. ............................    16,000          91,972
Unibail SA .......................     7,880         786,887
Vornado Realty Trust .............    20,000         938,750
                                                ------------
                                                   8,456,610
                                                ------------
UTILITY--ELECTRIC (0.7%)
AES Corp.* .......................   113,800       5,305,925
Cia Paranaense de Energia-Copel
 (ADR) ...........................    54,000         739,125
Energy Group PLC .................    58,840         649,770
Hong Kong Electric Holdings Ltd.     179,000         680,288
Malakoff BHD .....................    90,000         187,428
Manila Electric Co. ..............    16,620          54,990
National Grid Group PLC ..........    20,000          94,983
Powergen PLC .....................   108,000       1,405,617
Veba AG ..........................    35,000       2,383,335
                                                ------------
                                                  11,501,461
                                                ------------
UTILITY--GAS (0.2%)
Anglian Water PLC ................   128,600       1,754,030
Scottish Power PLC ...............   220,000       1,945,015
                                                ------------
                                                   3,699,045
                                                ------------
UTILITY--TELEPHONE (1.1%)
British Telecommunications PLC ...   186,600    $  1,467,275
Cable & Wireless PLC .............   109,200         960,051
Philippine Long Distance
 Telephone Co. ...................    10,000         217,284
Telecom Italia Spa ...............   311,550       1,990,116
Telefonica de Espana .............    57,000       1,627,502
Telekom Malaysia BHD .............   150,000         443,502
Telephone & Data Systems, Inc.  ..    39,700       1,848,531
Teleport Communications Group,
 Inc. (Class A)* .................   193,400      10,612,825
                                                ------------
                                                  19,167,086
                                                ------------
 TOTAL CREDIT SENSITIVE (10.8%)                  185,384,667
                                                ------------
ENERGY
COAL & GAS PIPELINES (0.1%)
BG PLC ...........................   164,117         738,963
BG PLC-'B'* ......................   186,000          88,640
OMV AG ...........................     1,400         193,960
                                                ------------
                                                   1,021,563
                                                ------------
OIL--DOMESTIC (1.5%)
Apache Corp. .....................   130,400       4,572,150
Louis Dreyfus Natural Gas Corp.*     245,400       4,585,913
Murphy Oil Corp. .................    40,000       2,167,500
Tom Brown, Inc.* .................   121,000       2,329,250
Union Pacific Resources Group,
 Inc. ............................   176,800       4,287,400
USX-Marathon Group ...............   259,700       8,764,875
                                                ------------
                                                  26,707,088
                                                ------------
OIL--INTERNATIONAL (1.1%)
AO Tatneft (ADR) .................    29,000       4,132,500
British Petroleum Co. PLC ........    98,700       1,297,553
Elf Aquitaine ....................    18,800       2,186,591
Gulf Canada Resources Ltd.*  .....   916,000       6,412,000
Gulf Indonesia Resources Ltd.*  ..    30,700         675,400
Petroleo Brasileiro S.A. (ADR)  ..    15,000         350,799
Repsol SA ........................    13,950         595,176
Shell Transport & Trading Co. PLC    178,950       1,293,905
Total SA--B ......................    26,234       2,855,075
                                                ------------
                                                  19,798,999
                                                ------------
OIL--SUPPLIES & CONSTRUCTION (2.8%)
Baker Hughes, Inc. ...............    90,000       3,926,250
BJ Services Co.* .................    30,000       2,158,125
Canadian Fracmaster Ltd. .........    47,100         691,944
Canadian Fracmaster Ltd.
 Installment Receipt*+ ...........   133,800       1,123,229
Dresser Industries, Inc. .........   133,900       5,615,431
Fugro N.V.* ......................    10,000         304,786
Halliburton Co. ..................   186,400       9,681,150
Nabors Industries, Inc.* .........   362,900      11,408,669
Noble Drilling Corp.* ............   383,700      11,750,813
Parker Drilling Co.* .............    92,300       1,124,906
                                                ------------
                                                  47,785,303
                                                ------------
 TOTAL ENERGY (5.5%) .............                95,312,953
                                                ------------

                                       58

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
------------------------------------------------------------
TECHNOLOGY
ELECTRONICS (2.1%)
Altera Corp.* ....................     91,000   $  3,014,375
Applied Materials, Inc.* .........    153,600      4,627,200
Cisco Systems, Inc.* .............    339,000     18,899,250
Fujimi, Inc. .....................      2,000         85,074
Hoya Corp. .......................      8,000        251,389
Leitch Technology Corp.* .........     10,000        300,815
Micronics Japan Co. Ltd. .........      7,000        120,713
National Semiconductor Corp.*  ...    182,000      4,720,625
Nikon Corp. ......................     10,000         98,870
Rohm Co. Ltd. ....................      2,000        203,870
Sankyo Engineering Co. ...........      6,000         18,394
SMH AG ...........................      4,850        654,194
Sterling Commerce, Inc.* .........     40,000      1,537,500
TDK Corp. ........................      5,000        377,084
Tokyo Cathode Laboratory Co.* ....      5,400         53,390
TOWA Corp. .......................        800         16,616
Varitronix International Ltd.  ...    469,000        804,968
Yokogawa Electric Corp. ..........     12,000         74,129
                                                ------------
                                                  35,858,456
                                                ------------
OFFICE EQUIPMENT (1.6%)
Barco N.V. .......................      4,314        791,752
Canon, Inc. ......................      2,000         46,599
Ceridian Corp.* ..................    101,300      4,640,806
Compaq Computer Corp. ............    180,125     10,165,805
Dell Computer Corp.* .............    105,800      8,887,200
Policy Management Systems Corp.*       44,900      3,123,356
                                                ------------
                                                  27,655,518
                                                ------------
OFFICE EQUIPMENT SERVICES (0.4%)
Data Communication System Co. ....      6,000         79,096
First Data Corp. .................    127,600      3,732,300
Fuji Soft ABC, Inc. ..............      4,200        143,890
INES Corp. .......................      6,000         46,446
Nippon System Development ........      3,200         65,729
Oracle Corp.* ....................    105,500      2,353,969
                                                ------------
                                                   6,421,430
                                                ------------
TELECOMMUNICATIONS (2.8%)
ADC Telecommunications, Inc.* ....    205,700      8,587,975
Asia Satellite Telecommunications
 Holdings Ltd. ...................    120,000        205,188
DDI Corp. ........................        240        634,604
DSC Communications Corp.* ........     40,000        960,000
Energis PLC* .....................    165,000        691,420
Intermedia Communications, Inc.*          363         22,052
Lucent Technologies, Inc. ........    107,000      8,546,625
MCI Communications Corp. .........     80,000      3,425,000
Nextel Communications, Inc.
 (Class A)* ......................     69,500      1,807,000
PT Indosat .......................    419,000        777,055
PT Telekomunikasi Indonesia  .....    309,000        164,332
SK Telecom Co. Ltd. (ADR)*  ......     85,655        556,756
Tele-Communications TCI Ventures
 Group (Class A)* ................    100,000      2,831,250
Tellabs, Inc.* ...................    113,500      6,001,313
Videsh Sanchar Nigam Ltd. (GDR)+*      28,400        395,612
Vodafone Group PLC ...............    160,000   $  1,154,257
WorldCom, Inc.* ..................    383,850     11,611,463
                                                ------------
                                                  48,371,902
                                                ------------
 TOTAL TECHNOLOGY (6.9%) .........               118,307,306
                                                ------------
DIVERSIFIED
MISCELLANEOUS (1.4%)
BTR PLC ..........................    180,000        544,262
Cie Generale des Eaux ............      8,259      1,152,706
Citic Pacific Ltd. ...............     60,000        238,482
First Pacific Co. ................    397,685        192,453
Montedison Spa ...................  1,113,000        999,750
Smith (Howard) Ltd. ..............     35,000        290,481
Swire Pacific Ltd. (Class A)  ....     57,000        312,621
Tomkins PLC ......................    160,000        765,123
Tyco International Ltd. ..........    343,518     15,479,780
U.S. Industries, Inc. ............    161,400      4,862,175
                                                ------------
 TOTAL DIVERSIFIED (1.4%) ........                24,837,833
                                                ------------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (47.8%)
 (Cost $666,960,804) .............               824,509,813
                                                ------------
PREFERRED STOCKS:
BASIC MATERIALS (0.1%)
CHEMICALS
Henkel KGAA ......................     15,180        949,304
                                                ------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.1%)
Republic Industries, Inc.
 6.5% Exch. Conv. ................     46,100      1,083,350
                                                ------------
PRINTING, PUBLISHING &
 BROADCASTING (0.0%)
ProSieben Media AG* ..............      5,000        229,300
                                                ------------
TRUCKING, SHIPPING (0.0%)
CNF Trust I
 5.0% Conv. Series A .............     19,000      1,083,000
                                                ------------
 TOTAL BUSINESS SERVICES (0.1%)                    2,395,650
                                                ------------
CAPITAL GOODS (0.1%)
AEROSPACE
Loral Space & Communications
 6.0% Conv. ......................     37,700      2,318,550
                                                ------------
CONSUMER CYCLICALS
AIRLINES (0.1%)
Continental Airlines Finance
 Trust
 8.5% Conv. ......................     18,100      1,862,037
                                                ------------
RETAIL--GENERAL (0.0%)
Hornbach Holding AG ..............      8,010        552,122
                                                ------------
 TOTAL CONSUMER CYCLICALS (0.1%)                   2,414,159
                                                ------------
CREDIT SENSITIVE (0.1%)
UTILITY--ELECTRIC
AES Trust I
 5.375% Conv. Series A ...........     23,000      1,650,250
                                                ------------
ENERGY (0.1%)
OIL--DOMESTIC
Devon Financing Trust
 $3.25 Conv. .....................     11,600        849,700
                                                ------------

                                       59

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

============================================================
                                      NUMBER        VALUE
                                    OF SHARES     (NOTE 1)
------------------------------------------------------------
TECHNOLOGY
TELECOMMUNICATIONS (0.6%)
Intermedia Communications, Inc.:
 7.0% Conv. Series D .............      20,500   $   840,500
 7.0% Conv.+ .....................      28,900     1,184,900
Mobile Telecommunications
 $2.25 Conv. .....................      28,000       938,000
Nextel Strypes Trust
 7.25% Conv. .....................      54,400     1,292,000
Nokia Oyj (A Shares) .............      14,100     1,001,055
QualComm Financial Trust:
 5.75% Conv. .....................       6,400       299,600
 5.75% Conv.+ ....................      36,800     1,722,700
WorldCom, Inc.
 8.0% Conv. ......................      30,700     3,219,663
                                               -------------
 TOTAL TECHNOLOGY (0.6%) .........                10,498,418
                                               -------------
TOTAL PREFERRED STOCKS (1.2%)
 (Cost $17,920,454)...............                21,076,031
                                               -------------
                                    PRINCIPAL
                                      AMOUNT
                                   -----------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PROFESSIONAL SERVICES (0.1%)
Career Horizons, Inc.
 7.0% Conv., 11/01/02 ............  $  710,000     1,476,800
Personnel Group of America:
 5.75% Conv., 07/01/04 ...........     110,000       124,850
 5.75% Conv., 07/01/04+ ..........     370,000       419,950
                                               -------------
 TOTAL BUSINESS SERVICES (0.1%)                    2,021,600
                                               -------------
CAPITAL GOODS
AEROSPACE (0.1%)
Orbital Sciences Corp.
 5.0% Conv., 10/01/02+ ...........     590,000       753,725
                                               -------------
BUILDING & CONSTRUCTION (0.0%)
Halter Marine Group, Inc.
 4.5% Conv., 09/15/04+ ...........     670,000       752,912
                                               -------------
MACHINERY (0.1%)
DII Group, Inc.
 6.0% Conv., 10/15/02+ ...........   1,005,000     1,536,444
                                               -------------
 TOTAL CAPITAL GOODS (0.2%)  .....                 3,043,081
                                               -------------
CONSUMER CYCLICALS
FOOD SERVICES, LODGING (0.2%)
Cendant Corp.
 4.75% Conv., 03/01/03 ...........   2,050,000     2,757,250
                                               -------------
RETAIL--GENERAL (0.1%)
U.S. Office Products Co.
 5.5% Conv., 02/01/01 ............   1,455,000     1,729,631
                                               -------------
 TOTAL CONSUMER CYCLICALS (0.3%)                   4,486,881
                                               -------------
CONSUMER NONCYCLICALS
DRUGS (0.2%)
MedImmune, Inc.:
 7.0% Conv., 07/01/03 ............     615,000     1,398,356
 7.0% Conv. Sub., 07/01/03+ ......     500,000     1,136,875

=================================================================
                                     PRINCIPAL          VALUE
                                       AMOUNT         (NOTE 1)
-----------------------------------------------------------------
Quintiles Transnational Corp.:
 4.25% Conv., 05/31/00 ..........$   370,000         $   415,787
 4.25% Conv., 05/31/00+ .........    580,000             651,775
                                                     -----------
                                                       3,602,793
                                                     -----------
HOSPITAL SUPPLIES &
 SERVICES (0.2%)
FPA Medical Management, Inc.:
 6.5% Conv., 12/15/01 ...........    810,000             826,200
 6.5% Conv., 12/15/01+ ..........    540,000             550,800
RES-Care, Inc.
 6.0% Conv., 12/01/04+ ..........  1,095,000           1,248,300
                                                     -----------
                                                       2,625,300
                                                     -----------
MEDIA & CABLE (1.9%)
Time Warner Entertainment Co.
 8.375%, 03/15/23 ............... 23,580,000          26,909,024
Turner Broadcasting System, Inc.
 8.375%, 07/01/13 ...............  5,530,000           6,204,771
                                                     -----------
                                                      33,113,795
                                                     -----------
 TOTAL CONSUMER NONCYCLICALS (2.3%)                   39,341,888
                                                     -----------
CREDIT SENSITIVE
BANKS (1.6%)
ABN Amro Bank NV
 7.125%, 06/18/07 ............... 25,375,000          26,528,801
Sumitomo Bank International
 0.75% Conv., 05/31/01 ..........    Yen
                                 101,000,000             810,864
                                                     -----------
                                                      27,339,665
                                                     -----------
FINANCIAL SERVICES (0.7%)
Commercial Credit Co.
 6.125%, 12/01/05 ...............$10,000,000           9,810,400
RAC Financial Group, Inc.:
 7.25% Conv., 08/15/03 ..........    195,000             469,950
 7.25% Conv. Sub., 08/15/03+  ...    625,000           1,506,250
                                                     -----------
                                                      11,786,600
                                                     -----------
INSURANCE (1.5%)
John Hancock Mutual Life
 Insurance Co.
 7.375%, 02/15/24+ ..............    23,750,000       24,918,262
Penn Treaty American Corp.:
 6.25% Conv., 12/01/03 ..........       330,000          425,287
 6.25% Conv., 12/01/03+ .........       905,000        1,166,319
                                                     -----------
                                                      26,509,868
                                                     -----------
MORTGAGE RELATED (7.2%)
Federal Home Loan Mortgage
 Corp.:
 7.0%, 09/01/11 .................    25,507,811       25,898,412
 7.0%, 01/01/12..................     5,527,207        5,611,845
Federal National Mortgage
 Association:
 6.5%, 09/01/11 .................    16,671,267       16,718,113
 6.5%, 06/01/11 .................    40,495,952       40,749,052
 7.0%, 05/01/26 .................    26,800,480       27,051,601
 7.0%, 09/01/27 .................     8,695,225        8,757,657
                                                     -----------
                                                     124,786,680
                                                     -----------

                                       60

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

=================================================================
                                     PRINCIPAL          VALUE
                                       AMOUNT         (NOTE 1)
-----------------------------------------------------------------
U.S. GOVERNMENT (28.9%)
U.S. Treasury:
 6.125% Note, 08/31/98 ..........   $15,000,000    $   15,051,570
 6.375% Note, 05/15/99 ..........    52,000,000        52,471,276
 6.75% Note, 04/30/00 ...........    21,600,000        22,092,761
 6.0% Note, 08/15/00 ............    68,850,000        69,344,894
 6.25% Note, 04/30/01 ...........    43,000,000        43,671,875
 6.5% Note, 08/31/01 ............    81,600,000        83,614,541
 6.5% Note, 05/31/02 ............    86,335,000        88,871,091
 5.75% Note, 08/15/03 ...........    21,700,000        21,720,355
 6.875% Note, 05/15/06 ..........    41,085,000        43,973,810
 6.125% Bond, 11/15/27 ..........    55,405,000        56,928,637
                                                   --------------
                                                      497,740,810
                                                   --------------
 TOTAL CREDIT SENSITIVE (39.9%)                       688,163,623
                                                   --------------
ENERGY
COAL & GAS PIPELINES (0.1%)
Nabors Industries, Inc.
 5.0% Conv., 05/15/06 ...........     1,125,000         2,036,250
                                                   --------------
GAS (0.4%)
RAS Laffan Liquid Natural Gas
 8.294%, 03/15/14+ ..............     7,730,000         7,273,976
                                                   --------------

OIL--SUPPLIES &
 CONSTRUCTION (0.2%)
Diamond Offshore Drilling, Inc.
 3.75% Conv. Sub. Note, 02/15/07      1,090,000         1,442,887
Parker Drilling Corp.
 5.5% Conv. Sub., 08/01/04  .....       960,000         1,029,000
Seacor Holdings, Inc.:
 5.375% Conv., 11/15/06 .........        90,000           101,925
 5.375% Conv., 11/15/06+ ........       755,000           855,037
                                                   --------------
                                                        3,428,849
                                                   --------------
 TOTAL ENERGY (0.7%) ............                      12,739,075
                                                   --------------
TECHNOLOGY
ELECTRONICS (1.3%)
Altera Corp.
 5.75% Conv. Sub. Note,
 06/15/02+ ......................     1,465,000         2,010,712
Baan Co.:
 4.5% Conv. Sub. Note, 12/15/01+        805,000         1,233,662
 4.5% Conv. Sub. Note,
 12/15/01 .......................       230,000           352,475
Cymer, Inc.
 3.5% Conv., 08/06/04+(a) .......     1,420,000         1,073,875
Integrated Process Equipment
 6.25% Conv., 09/15/04+ .........     2,110,000         1,748,663
Level One Communications:
 4.0% Conv., 09/01/04 ...........       360,000           338,400
 4.0% Conv., 09/01/04+ ..........     1,140,000         1,071,600
Photronics, Inc.
 6.0% Conv., 06/01/04 ...........     1,870,000         2,143,488
Quantum Corp.
 5.0% Conv., 03/01/03+ ..........       355,000           644,325
Sanmina Corp.
 5.5% Conv., 08/15/02+ ..........     1,345,000         3,259,944
SCI Systems, Inc.
 5.0% Conv., 05/01/06+ ..........     1,670,000         3,110,375
Solectron Corp.
 6.0% Conv., 03/01/06+ ..........   $ 1,070,000    $    1,467,238
Wind River Systems, Inc.
 5.0% Conv., 08/01/02+ ..........     1,390,000         1,487,300
Xilinx, Inc.
 5.25% Conv., 11/01/02+ .........     1,865,000         1,804,388
                                                   --------------
                                                       21,746,445
                                                   --------------
TELECOMMUNICATIONS (0.1%)
Comverse Technology, Inc.:
 5.75% Conv., 10/01/06 ..........       185,000           199,338
 5.75% Conv. Sub., 10/01/06+  ...     1,605,000         1,729,388
                                                   --------------
                                                        1,928,726
                                                   --------------
 TOTAL TECHNOLOGY (1.4%) ........                      23,675,171
                                                   --------------
TOTAL LONG-TERM DEBT SECURITIES (44.9%)
 (Cost $752,359,876).............                     773,471,319
                                                   --------------

SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (5.4%)
Federal Home Loan Mortgage Corp.
 6.0%, due 01/02/98 .............    92,700,000        92,684,550
                                                   --------------
TOTAL SHORT-TERM DEBT SECURITIES (5.4%)
 (Cost $92,684,550)..............                      92,684,550
                                                   --------------
TOTAL INVESTMENTS (99.3%)
 (Cost/Amortized Cost $1,529,925,684)               1,711,741,713
OTHER ASSETS
 LESS LIABILITIES (0.7%).........                      12,346,816
                                                   --------------
NET ASSETS (100.0%) .............                  $1,724,088,529
                                                   ==============

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

DISTRIBUTION OF INVESTMENTS BY
GLOBAL REGION
As a Percentage of Total
Investments
Australia ................    0.2%
Canada ...................    0.1
France ...................    1.1
Germany ..................    0.6
Japan ....................    1.8
Netherlands ..............    0.6
Scandinavia ..............    0.6
Southeast Asia ...........    0.4
Spain ....................    0.4
Switzerland ..............    0.6
United Kingdom ...........    2.3
United States** ..........   90.8
Other European Countries      0.5
                            -----
                            100.0%
                            =====

------------
*      Non-income producing.
**     Includes Short-Term Debt Securities of 5.4%.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $68,953,728 or 4.0% of net assets.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.
       Glossary:
       ADR--American Depository Receipt
       GDR--Global Depository Receipt

                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
COMMON STOCKS AND OTHER
 INVESTMENTS:
BASIC MATERIALS
CHEMICALS (0.2%)
AGA AB (A Shares) ................     3,400      $    46,890
Akzo Nobel N.V. ..................     4,000          689,665
Asahi Chemical Industry Co.  .....    27,000           91,466
Bayer AG .........................    25,400          942,466
BOC Group PLC ....................     6,825          112,268
GP Batteries International Ltd.  .   180,000          468,867
GP Batteries International
 Ltd.--Warrants*..................     5,750            4,719
Imperial Chemical Industries PLC      18,212          284,614
Indo Gulf Fertilisers & Chemicals
 Corp. Ltd. (GDR)+................    50,000           40,000
Ishihara Sangyo Kaisha Ltd.*  ....    90,000          100,019
Johnson Matthey PLC ..............    25,000          223,900
Kuraray Co. Ltd. .................     6,000           49,665
L'Air Liquide ....................     2,035          318,513
Linde AG .........................       150           90,970
Mitsui Chemicals, Inc.* ..........     9,000           17,521
Royal Group Technologies Ltd.* ...    10,000          231,875
Sanyo Chemicals Industries Ltd.  .     9,000           52,424
Solvay Et Cie Societe Anonyme  ...     1,200           75,463
Sumitomo Chemical Co. Ltd.  ......    28,000           64,380
Toray Industries, Inc. ...........    29,000          130,025
UBE Industries Ltd. ..............    14,000           17,812
                                                  -----------
                                                    4,053,522
                                                  -----------
CHEMICALS--SPECIALTY (0.5%)
Cytec Industries, Inc.* ..........    57,900        2,717,681
Kyowa Hakko Kogyo Co. ............     8,000           34,643
NGK Insulators ...................     6,000           53,344
SGL Carbon AG+ ...................    15,000        1,917,785
Solutia, Inc. ....................   113,000        3,015,687
UCAR International, Inc.* ........     5,000          199,688
                                                  -----------
                                                    7,938,828
                                                  -----------
METALS & MINING (0.2%)
Alusuisse Lonza Holding AG  ......        90           86,457
Bethlehem Steel Corp.* ...........   330,000        2,846,250
Degussa AG .......................     2,500          123,683
Granges AB* ......................       550            8,624
Great Central Mines Ltd. .........    75,000           80,617
Gwalia Consolidated Ltd.* ........    88,300           46,594
Japan Energy Corp. ...............    19,000           17,911
Mitsubishi Materials Corp.  ......    24,000           38,628
Randgold Resources Ltd. (GDR)*+  .     7,600           39,900
Rio Tinto Ltd. ...................     5,800           67,645
Rio Tinto PLC ....................    27,615          339,895
Sumitomo Metal Mining Co. ........    10,000           32,956
Toho Titanium* ...................    48,000          404,675
WMC Ltd. .........................    40,700          141,850
                                                  -----------
                                                    4,275,685
                                                  -----------
PAPER (0.2%)
Amcor Ltd. .......................     8,900           39,136
Asia Pacific Resources
 International Ltd. (Class A)*  ..     5,000            9,375
Asia Pacific Resources
 International Ltd.
 (Class A)--Warrants* ............     5,000      $       625
Enso Oy (Series R) ...............    30,000          232,253
Fletcher Challenge Forest ........     4,256            3,534
Grupo Industrial Durango (ADR)*  .    12,000          171,000
Jefferson Smurfit Corp.* .........    79,300        1,120,113
Nippon Paper Industries Co.  .....     2,000            7,848
Oji Paper Co. Ltd. ...............    22,000           87,511
Stone Container Corp.* ...........   123,000        1,283,812
Svenska Cellulosa (Series B)  ....     3,200           71,940
UPM-Kymmene Oy ...................     3,292           65,829
                                                  -----------
                                                    3,092,976
                                                  -----------
STEEL (0.1%)
Broken Hill Proprietary Co. Ltd. .    50,000          464,157
Kawasaki Steel Corp. .............    54,000           73,669
Nippon Steel Corp. ...............   217,000          320,989
NKK Corp. ........................    85,000           67,752
Sumitomo Metal Industries ........   268,000          343,024
Thyssen AG .......................       450           96,056
Usinor Sacilor ...................     3,500           50,536
                                                  -----------
                                                    1,416,183
                                                  -----------
 TOTAL BASIC MATERIALS (1.2%)  ...                 20,777,194
                                                  -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (1.4%)
B.U.S. Berzelius Umwelt-Service
 AG ..............................    22,000          293,505
Daiseki Co. Ltd. .................     7,600           78,636
Matsuda Sangyo Co. Ltd. ..........    12,000           72,474
Powerscreen International PLC  ...    75,000          752,988
Rentokil Initial PLC .............   177,200          771,663
Tomra Systems ASA ................   102,660        2,293,441
United States Filter Corp.*  .....    75,000        2,245,312
USA Waste Services, Inc.* ........   177,000        6,947,250
Waste Management, Inc. ...........   390,500       10,738,750
                                                  -----------
                                                   24,194,019
                                                  -----------
PRINTING, PUBLISHING &
 BROADCASTING (2.8%)
British Sky Broadcasting Group
 PLC .............................    50,476          378,240
Cablevision Systems Corp.
 (Class A)* ......................    53,500        5,122,625
Carlton Communications PLC  ......   200,900        1,551,657
CBS Corp. ........................   291,250        8,573,672
Dai Nippon Printing Co. Ltd.  ....    19,000          356,773
Elsevier N.V. ....................    66,445        1,074,838
Havas ............................       200           14,389
Liberty Media Group (Class A)* ...   301,150       10,916,688
Mediaset Spa .....................   140,000          687,733
Mirror Group PLC .................    70,000          224,311
New York Times Co. (Class A)  ....   100,300        6,632,337
News Corp. Ltd. ..................    59,900          330,515
Nippon Television Network Corp.  .     2,000          587,086
Pegasus Communications Corp.
 (Class A)* ......................     1,128           22,983
Reader's Digest Association, Inc.
 (Class A) .......................   100,000        2,362,500

                                       63

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Reed International PLC ...........    80,000      $   801,932
Star Publications BHD ............    20,000           22,831
Takara Printing Co. ..............    11,000           32,880
Time Warner, Inc. ................   103,000        6,386,000
Tokyo Broadcasting System, Inc. ..    45,000          569,075
Toppan Printing Co. ..............     7,000           91,205
Ver Ned Uitgeversbedr Ver Bezit
 N.V. ............................     6,000          169,260
                                                  -----------
                                                   46,909,530
                                                  -----------
PROFESSIONAL SERVICES (0.3%)
Adecco SA ........................       275           79,742
Alvern Norway ASA* ...............    76,550          181,378
Apcoa Parking AG+ ................     3,000          220,128
Asatsu, Inc. .....................    22,400          322,759
Brisa-Auto Estradas de Portugal
 SA* .............................     7,000          250,753
Content Beheer N.V.+ .............    53,000        1,306,932
Meitec ...........................    61,800        1,738,310
Secom Co. ........................     2,000          127,841
WPP Group PLC ....................   100,000          445,335
                                                  -----------
                                                    4,673,178
                                                  -----------
TRUCKING, SHIPPING (0.8%)
Brambles Industries Ltd. .........    90,000        1,785,295
Frontline Ltd.* ..................   400,000        1,613,908
Irish Continental Group PLC  .....    30,000          367,082
Knightsbridge Tankers Ltd.  ......   110,700        3,134,194
Mitsui O.S.K. Lines Ltd.* ........    19,000           26,357
Nippon Express Co. Ltd. ..........    20,000           99,636
Nippon Yusen K.K. ................    13,000           35,670
OMI Corp.* .......................   652,900        5,998,519
Penninsular & Oriental Steam
 Navigation Co. ..................    10,466          119,102
Yamato Transport Co. Ltd. ........     8,000          107,300
                                                  -----------
                                                   13,287,063
                                                  -----------
 TOTAL BUSINESS SERVICES (5.3%) ..                 89,063,790
                                                  -----------
CAPITAL GOODS
AEROSPACE (0.0%)
British Aerospace ................    11,284          321,722
Rolls-Royce PLC ..................    22,528           86,998
                                                  -----------
                                                      408,720
                                                  -----------
BUILDING & CONSTRUCTION (0.2%)
ABB AG ...........................       300          376,926
CSR Ltd. .........................    16,900           57,249
Daito Trust Construction Co.  ....    17,200          105,065
Daiwa House Industry Co. Ltd.  ...     9,000           47,595
Hitachi Plant Engineering &
 Construction Co. ................    25,000           55,758
Hochtief AG ......................     1,500           61,703
Japan Industrial Land Development     19,000           45,871
Kaneshita Construction ...........    26,000          117,570
Kumagai Gumi Co. .................     6,000            3,265
MacMahon Holdings Ltd. ...........   600,000          187,617
Mancon BHD .......................    47,999           17,400
Metacorp BHD .....................    10,000            4,242
Mitsui Home Co. Ltd. .............    32,000          174,133
Nanno Construction Co. Ltd.  .....    26,000           20,924
Nawarat Patanakarn Public Co.  ...    80,000            3,323
Nippon Denwa Shisetsu ............    30,000          114,965
Nishimatsu Construction Co.  .....     4,000      $    12,569
Obayashi Corp. ...................    12,000           40,835
Ohmoto Gumi Co. Ltd. .............    15,000           64,380
Oriental Construction Co. ........    12,800           55,919
Pacific Rim Infra Management
 Enterprises Ltd.* ...............   493,200           16,230
Penta-Ocean Construction .........     5,000            7,013
PS Corp. .........................    31,200          118,368
Sanyo Engineering & Construction
 Co. .............................    18,000           64,840
Sekisui House Ltd. ...............    13,000           83,595
Shimizu Corp. ....................    15,000           34,719
Sho Bond Corp. ...................    54,000          976,739
Skanska AB (Series B) ............     1,620           66,413
Suido Kiko Kaisha ................     9,000           18,072
Taisei Corp. .....................    20,000           32,803
Toda Corp. .......................    30,000           81,625
United Engineers Malaysia BHD ....    11,000            9,163
Wesco, Inc. ......................    10,800           26,488
YTL Corp. BHD ....................    16,500           22,272
YTL Corp. BHD--Rights* ...........     1,650                0
                                                  -----------
                                                    3,125,649
                                                  -----------
BUILDING MATERIALS & FOREST
 PRODUCTS (0.5%)
BPB PLC ..........................    90,000          502,851
Blue Circle Industries PLC  ......    13,338           74,851
Chichibu Onoda Cement Co. ........    11,000           20,234
Cie de St. Gobain ................     3,150          447,495
Dahl International AB+ ...........    45,000          663,107
Fujikura Ltd. ....................   132,000          874,098
Furukawa Electric Co. ............    13,000           55,696
Heidelberg Zement AG .............     1,100           77,106
Holderbank Financiere Glaris AG  .        80           65,293
Lafarge SA .......................     6,850          449,458
Martin Marietta Materials, Inc.  .   124,200        4,541,063
Nichiha Corp. ....................    70,700          432,409
Portland Valderrivas SA ..........     4,900          440,630
Rexam PLC ........................    13,121           64,470
RMC Group PLC ....................     4,518           63,108
Sumitomo Forestry Co. ............     7,000           34,068
Wolseley PLC .....................    10,088           80,070
                                                  -----------
                                                    8,886,007
                                                  -----------
ELECTRICAL EQUIPMENT (1.3%)
Alcatel Alsthom ..................     6,000          762,649
Daikin Industries Ltd. ...........     5,000           18,854
General Electric Co. .............   255,000       18,710,625
General Electric Co. PLC .........    61,328          397,579
Kinden Corp. .....................     5,000           53,267
Mabuchi Motor Co. ................    10,000          508,143
Schneider SA .....................     2,250          122,173
Siemens AG .......................    14,750          889,616
Sumitomo Electric Industries  ....    31,000          422,916
Yaskawa Electric Corp. ...........    14,000           34,873
                                                  -----------
                                                   21,920,695
                                                  -----------
MACHINERY (1.9%)
Allied Signal, Inc. ..............   163,200        6,354,600
Amada Co. Ltd. ...................     5,000           18,586
Asahi Diamond Industry Co. Ltd.  .    33,000          143,913

                                       64

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Cie Generale de Geophysique SA
 (ADR)* ..........................    169,223     $ 4,336,339
Coltec Industries, Inc.* .........    128,000       2,968,000
Construcciones y Auxiliar de
 Ferrecarriles SA ................      3,000         110,666
Ebara Corp. ......................      5,000          52,884
Enshu* ...........................     51,000          63,713
Fanuc Co. ........................      5,900         223,384
IHC Caland N.V. ..................     10,000         518,827
Ishikawajima Harima Heavy
 Industries Co. Ltd. .............     82,000         122,552
Kalmar Industries AB+ ............     16,050         258,744
Kawasaki Heavy Industries Ltd.  ..    112,000         173,397
Keyence Corp. ....................        400          59,168
Komatsu Ltd. .....................     29,000         145,583
Kubota Corp. .....................     33,000          87,005
Mitsubishi Heavy Industries Ltd. .    170,000         708,795
Namura Shipbuilding ..............     20,000          45,219
Nireco ...........................     11,000          40,468
Nitta Corp. ......................     38,600         390,512
Nitto Kohki Co. Ltd. .............     32,000         348,266
Rauma Oy .........................         92           1,435
Rofin-Sinar Technologies, Inc.*  .     20,000         242,500
SMC Corp. ........................     11,200         987,162
Sodick Co.* ......................    126,000         361,173
Thai Engine Manufacturing Public
 Co. Ltd. ........................    100,000         166,148
United Technologies Corp. ........    166,000      12,086,875
                                                  -----------
                                                   31,015,914
                                                  -----------
 TOTAL CAPITAL GOODS (3.9%)  .....                 65,356,985
                                                  -----------
CONSUMER CYCLICALS
AIRLINES (0.2%)
British Airways PLC ..............     45,000         414,113
Cathay Pacific Airways ...........     41,000          33,333
Japan Air Lines Co.* .............     24,000          65,300
KLM ..............................     13,700         506,744
Lufthansa AG .....................     58,000       1,089,747
Quantas Airways Ltd. .............     40,000          70,773
Singapore Airlines Ltd. ..........     70,000         457,925
Virgin Express Holdings PLC
 (ADR)* ..........................     24,000         498,000
                                                  -----------
                                                    3,135,935
                                                  -----------
APPAREL, TEXTILES (0.3%)
Carli Gry International A/S  .....     20,000       1,123,776
King Co. .........................     62,000          59,398
Liz Claiborne, Inc. ..............     70,000       2,926,875
PT Great River International  ....  1,709,000         139,827
Teijin Ltd. ......................     18,000          37,663
                                                  -----------
                                                    4,287,539
                                                  -----------
AUTO RELATED (0.6%)
Asahi Glass Co. Ltd. .............     29,000         137,804
Bridgestone Corp. ................     22,000         477,179
Bridgestone Metalpha Corp.  ......     11,000          40,889
Denso Corp. ......................     30,000         540,333
LucasVarity PLC ..................     15,000          52,997
Michelin (CGDE), (Class B)  ......      8,000         402,758
Minebea Co. Ltd. .................     78,000         836,942
NGK Spark Plug Co. ...............     48,000         272,236
Republic Industries, Inc.*  ......    261,900       6,105,544
Toyoda Gosei .....................     32,000     $   115,762
                                                  -----------
                                                    8,982,444
                                                  -----------
AUTOS & TRUCKS (0.5%)
Daimler-Benz AG ..................     23,950       1,690,792
Fiat Spa .........................     74,250         215,950
Harley-Davidson, Inc. ............    249,000       6,816,375
Honda Motor Co. Ltd. .............      3,000         110,136
Isuzu Motors Ltd. ................     15,000          23,338
Perusahaan Otomobil Nasional  ....      9,000           8,793
Peugeot SA .......................        700          88,278
                                                  -----------
                                                    8,953,662
                                                  -----------
FOOD SERVICES, LODGING (1.5%)
AAPC Ltd. ........................    400,000         164,165
Accor SA .........................      9,000       1,673,341
Compass Group PLC ................    220,000       2,707,837
Fujita Kanko, Inc. ...............      3,000          32,190
Host Marriott Corp.* .............    250,300       4,912,137
ITT Corp.* .......................    185,100      15,340,162
QPQ Corp.--Warrants* .............     16,400              64
Restaurant Brands NZ Ltd.*+  .....    300,000         296,131
Sanyo Pax Co. Ltd. ...............     33,000         285,802
Takihyo Co. Ltd. .................     24,000         104,848
                                                  -----------
                                                   25,516,677
                                                  -----------
HOUSEHOLD FURNITURE,
 APPLIANCES (1.0%)
Elamex S.A. de C.V.* .............     73,400         550,500
Electrolux B .....................      1,100          76,336
Industrie Natuzzi Spa (ADR)  .....     30,000         618,750
Philips Electronics ..............      2,680         160,722
Sanyo Electric Co. Ltd. ..........     56,000         145,928
Sony Corp. .......................     12,000       1,066,871
Sunbeam Corp. ....................    320,600      13,505,275
Tostem Corp. .....................      2,000          21,460
Toto Ltd. ........................      5,000          31,960
                                                  -----------
                                                   16,177,802
                                                  -----------
LEISURE RELATED (1.9%)
Aristocrat Leisure Ltd. ..........     37,500          74,509
Capcom Co. Ltd. ..................      3,900          40,054
Carnival Corp. (Class A) .........    122,200       6,766,825
Cendant Corp.* ...................    251,000       8,628,125
Cinar Films, Inc. (Class B)*  ....     14,000         544,250
Cyrk, Inc.* ......................    296,100       2,868,469
Disney (Walt) Co. ................     66,507       6,588,350
EMI Group PLC ....................     30,001         250,445
Granada Group PLC ................     25,587         391,039
Hoyts Cinemas Group+ .............    500,000         879,456
Imagineer Co. Ltd. ...............     14,000         109,446
KTM Motorradholding AG* ..........     10,000         505,086
Mars Engineering Corp. ...........      4,100          22,625
NAMCO Ltd. .......................      6,400         185,905
Nelvana Limited*+ ................     18,000         346,287
Nintendo Co. Ltd. ................      5,000         490,515
Nippon Broadcasting System  ......     24,000         949,147
Rank Group PLC ...................     32,498         181,040
Resorts World BHD ................     24,000          40,417
S.M.H. Porteur AG ................        100          55,187
Sega Enterprises Ltd. ............      2,000          36,176

                                       65

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Tag Heuer International SA (ADR)*     50,200     $    414,150
Toei Co. Ltd. ....................    32,000          116,497
Toho Co. .........................       400           42,614
Tokyo Dome Corp. .................     3,000           19,958
Tourism Holdings Ltd. ............    70,000           47,962
@Entertainment, Inc.* ............   138,300        1,538,587
                                                 ------------
                                                   32,133,121
                                                 ------------
PHOTO & OPTICAL (0.1%)
Fuji Photo Film Co. ..............    16,000          613,144
Noritsu Koki Co. Ltd. ............    43,400        1,071,071
                                                 ------------
                                                    1,684,215
                                                 ------------
RETAIL--GENERAL (2.9%)
Aldeasa SA* ......................    30,823          653,484
Boots Co. PLC ....................    35,540          511,903
British Airport Authority PLC  ...    40,000          327,346
Carrefour ........................     1,225          639,113
Centros Comerciales Pryca SA  ....     4,000           59,600
Daiei, Inc. ......................    14,000           57,942
Dayton Hudson Corp. ..............   169,700       11,454,750
Dixons Group PLC .................   160,000        1,606,494
Doshisha Co. .....................     7,000           34,336
Eiden Sakakiya Co. Ltd. ..........    25,000           92,930
Fingerhut Companies, Inc. ........   145,000        3,099,375
Great Universal Stores PLC........    39,213          494,246
Harvey Nicholos PLC ..............    30,600           95,542
Hennes & Mauritz AB
 (B Shares) ......................     2,500          110,203
Homac Corp. ......................    11,000           55,559
Home Depot, Inc. .................   185,900       10,944,862
Home Wide Corp....................    16,000           53,344
Isetan Co. .......................    79,000          329,987
Japan Airport Terminal Co. Ltd.  .    67,000          421,077
Karstadt AG ......................       150           51,864
Kohls Corp.* .....................   102,700        6,996,437
Kokuyo Co. Ltd. ..................    12,000          206,936
Koninklijke Ahold N.V. ...........     5,367          140,021
Limited, Inc. ....................   212,500        5,418,750
Marks & Spencer PLC...............    90,055          886,447
Marui Co. Ltd. ...................     7,000          108,910
Metro AG .........................     2,280           80,860
Paris Miki, Inc. .................    37,200          399,157
Pinault Printemps ................       600          320,113
S.T. Dupont*+ ....................    29,100          381,005
Sainsbury (J) PLC ................    26,514          221,774
Sato Corp. .......................    47,440          807,180
Smith (W.H.) Group PLC ...........    70,000          447,472
Sriwani Holdings BHD .............   278,000           73,619
Swank International Manufacturing
 Co.* ............................   300,000           32,520
Thistle Hotels PLC+ ..............   131,600          342,943
Warehouse Group Ltd. .............   140,000          373,938
Xebio Co. Ltd. ...................     5,800           46,231
                                                 ------------
                                                   48,378,270
                                                 ------------
 TOTAL CONSUMER CYCLICALS (9.0%)                  149,249,665
                                                 ------------
CONSUMER NONCYCLICALS
BEVERAGES (1.1%)
Asahi Breweries Ltd. .............     8,000          116,497
Bass PLC .........................    22,100          343,014
Cadbury Schweppes PLC ............    18,792     $    189,455
Carlsberg 'A' ....................       900           48,648
Coca-Cola Co. ....................   189,500       12,625,438
Coca-Cola Amatil Ltd. ............     2,000           14,939
Diageo PLC .......................   190,000        1,746,915
Heineken N.V. ....................       801          139,449
Kirin Brewery Co. ................    16,000          116,497
Louis Dreyfus Citrus .............    42,440        1,297,493
Panamerican Beverages, Inc.  .....    18,000          587,250
Quilmes Industrial Quins (ADR) ...    22,000          301,125
                                                 ------------
                                                   17,526,720
                                                 ------------
CONTAINERS (0.9%)
Owens-Illinois, Inc.* ............    70,000        2,655,625
Sealed Air Corp.* ................   206,300       12,739,025
Toyo Seikan Kaisha ...............     3,000           42,767
                                                 ------------
                                                   15,437,417
                                                 ------------
DRUGS (3.5%)
Astra AB (A Shares) ..............    25,000          432,940
Centocor, Inc.* ..................   260,602        8,665,017
Daiichi Pharmaceutical Co.  ......     5,000           56,333
Eisai Co. Ltd. ...................     5,000           76,260
Geltex Pharmaceuticals, Inc.*  ...    22,700          601,550
Glaxo Wellcome PLC ...............    66,706        1,578,503
Hafslund ASA (B Shares) ..........    11,700           55,761
Merck & Co., Inc. ................    94,700       10,061,875
Novartis AG ......................     2,151        3,490,496
Novo-Nordisk A/S (B Shares)  .....     6,000          858,156
Orion-Yhtyma Oy (B Shares)  ......    71,000        1,875,636
Pfizer, Inc. .....................   175,100       13,055,894
Roche Holding AG Genusscheine  ...       150        1,489,730
Rohto Pharmaceutical Co. Ltd.  ...     2,000           12,876
Sankyo Co. Ltd. ..................    48,000        1,085,265
Santen Pharmaceutical Co. Ltd.  ..   110,000        1,264,610
Schering AG ......................     1,250          120,556
Schering Plough Corp. ............   110,000        6,833,750
Smithkline Beecham PLC ...........   317,338        3,248,839
Taisho Pharmaceutical Co. ........    22,000          561,487
Yamanouchi Pharmaceutical Co.
 Ltd. ............................    86,000        1,845,564
Zeneca Group PLC .................    30,000        1,053,522
                                                 ------------
                                                   58,324,620
                                                 ------------
FOODS (1.4%)
Ajinomoto Co., Inc. ..............     9,000           87,603
Campbell Soup Co. ................   154,755        8,995,134
Fyffes PLC ....................... 1,100,000        1,643,333
Groupe Danone ....................     2,100          375,093
Karlshamns AB*+ ..................    66,000        1,030,743
Nestle SA ........................       930        1,393,886
Nippon Meat Packers, Inc. ........     4,000           54,570
Nissin Food Products Co. .........     3,000           54,493
Nutricia Verenigde Bedrijven
 N.V.+ ...........................    19,000          576,283
Oie Sangyo Co. Ltd. ..............     6,000           24,832
PT Sekar Bumi ....................   238,000            7,573
Rite Aid Corp. ...................    72,500        4,254,844
Shiram Industrial Enterprises
 Ltd. (ADR)*+ ....................    24,000           48,000
Tingyi Holdings Corp. ............   480,000           62,563
Tyson Foods, Inc. ................   237,000        4,858,500

                                       66

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Yamakazi Baking Co. ..............     4,000     $     38,935
                                                 ------------
                                                   23,506,385
                                                 ------------
HOSPITAL SUPPLIES & SERVICES (1.3%)
Cochlear Ltd. ....................     8,000           26,058
Columbia/HCA Healthcare Corp. ....   160,000        4,740,000
Medtronic, Inc. ..................   214,068       11,198,432
NIC Corp. ........................     4,000           21,767
Scandinavian Mobility
 International A/S ...............     8,000           73,556
United Healthcare Corp. ..........   100,000        4,968,750
                                                 ------------
                                                   21,028,563
                                                 ------------
RETAIL--FOOD (0.2%)
Daimon Co. Ltd. ..................    10,000           19,927
Familymart Co. ...................    23,200          832,159
Ito Yokado Co. Ltd. ..............    14,000          713,547
Jusco Co. ........................     9,000          126,921
McBride PLC ......................    60,000          174,519
Santa Isabel S.A. (ADR) ..........    12,000          210,000
Seven-Eleven Japan Co. Ltd.  .....    18,600        1,317,218
Tesco PLC ........................    71,199          579,158
                                                 ------------
                                                    3,973,449
                                                 ------------
SOAPS & TOILETRIES (1.6%)
Avon Products, Inc. ..............   141,600        8,690,700
BIC ..............................     1,200           87,590
Gillette Corp. ...................   151,970       15,263,487
L'Oreal ..........................     2,455          960,625
Unilever PLC......................   102,420          876,881
Unilever N.V. CVA ................    15,160          934,579
                                                 ------------
                                                   26,813,862
                                                 ------------
TOBACCO (1.5%)
Imperial Tobacco Group PLC  ......   127,000          799,320
Japan Tobacco, Inc. ..............        46          326,469
Philip Morris Cos., Inc. .........   509,200       23,073,125
RJ Reynolds BHD ..................    80,000          130,608
Rothmans of Pall Mall BHD ........     6,000           46,664
Swedish Match AB .................   360,000        1,201,526
                                                 ------------
                                                   25,577,712
                                                 ------------
 TOTAL CONSUMER NONCYCLICALS (11.5%)              192,188,728
                                                 ------------
CREDIT SENSITIVE
BANKS (2.6%)
ABN Amro Holding N.V. ............    26,124          508,913
Akita Bank .......................    29,000          113,355
Asahi Bank Ltd. ..................    49,000          199,042
Banca Commerciale Italiana  ......    35,000          121,679
Banco Bilbao Vizcaya SA ..........    19,392          627,519
Banco Latinoamericano de
 Exportaciones S.A. (E Shares) ...    15,000          620,625
Banco Santander SA ...............    13,221          441,712
Bank Austria AG ..................       920           46,614
Bank of Tokyo-Mitsubishi Bank
 Ltd. ............................    88,000        1,214,026
Banque Nationale de Paris ........     4,450          236,530
Barclays PLC .....................    30,000          797,660
Chase Manhattan Corp. ............   109,600       12,001,200
Cie Financiere de Paribas A  .....     2,750          238,972
Citicorp .........................    82,700       10,456,381
Credit Suisse Group ..............     6,700        1,036,768
Dai-Ichi Kangyo Bank .............   110,000     $    649,167
Deutsche Bank AG .................    13,300          930,065
Dresdner Bank AG .................     2,900          131,866
Forenings Sparbanken AB
 (A Shares) ......................    12,000          272,799
Fuji Bank Ltd. ...................    63,000          254,945
Grupo Financiero Banorte
 (Class B)* ......................    22,500           39,082
Hang Seng Bank ...................    58,000          559,492
HSBC Holdings PLC ................    20,000          492,967
HSBC Holdings PLC (H.K.$) ........    37,374          922,481
Instituto Mobiliare Italiano  ....    10,000          118,711
Lloyds TSB Group PLC .............   167,866        2,170,978
Malayan Banking BHD ..............    29,000           84,252
Mediobanca Spa ...................    10,000           78,519
Mitsubishi Trust & Banking Corp.      42,000          421,690
National Australia Bank Ltd.  ....    55,400          773,414
Sakura Bank Ltd. .................    82,000          234,420
Shizuoka Bank Ltd. ...............    31,000          332,631
Skandinaviska Enskilda Banken
 (Series A) ......................   103,120        1,305,251
Societe Generale .................     2,400          326,992
Sumitomo Bank Ltd. ...............   114,000        1,301,859
Suncorp-Metway Ltd.* .............   371,652          932,132
Svenska Handelbanken
 (Series A) ......................     3,100          107,174
Toho Bank ........................    50,000          199,272
Union Bank of Switzerland ........       850        1,229,168
United Overseas Bank Ltd. ........    10,000           55,605
                                                 ------------
                                                   42,585,928
                                                 ------------
FINANCIAL SERVICES (5.1%)
Abbey National PLC ...............    14,314          256,628
Aiful Corp.* .....................     8,900          603,679
Amvescap PLC .....................    90,000          773,503
Associates First Capital Corp.  ..    61,600        4,381,300
Beneficial Corp. .................    90,200        7,497,875
CMAC Investment Corp. ............   100,000        6,037,500
CMIC Finance & Securities Public
 Co. Ltd. ........................   200,000                0
Credit Saison Co. ................    81,700        2,016,279
Daiwa Securities Co. Ltd. ........    19,000           65,530
Fleet Financial Group, Inc.  .....    87,500        6,557,031
Green Tree Financial Corp.  ......   191,800        5,022,762
Groupe Bruxelles Lambert SA  .....       450           65,099
Hong Leong Finance Ltd. ..........    40,000           43,057
JCG Holdings Ltd. ................    60,000           25,745
MBNA Corp. .......................   524,175       14,316,530
Merrill Lynch & Co., Inc. ........   108,900        7,942,894
Morgan Stanley, Dean Witter,
 Discover & Co. ..................   389,100       23,005,538
Newcourt Credit Group, Inc.*  ....    57,200        1,909,050
Nichiei Co. Ltd. .................     4,600          490,056
Nomura Securities Co. ............    61,000          813,489
PMI Group, Inc. ..................    15,900        1,149,769
Sanyo Shinpan Finance Co. Ltd.  ..     8,000          353,784
Schroders PLC ....................     3,875          121,816
Takefuji Corp. ...................    32,160        1,476,439
                                                 ------------
                                                   84,925,353
                                                 ------------

                                       67

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
INSURANCE (4.0%)
Aegon N.V. .......................    12,000      $ 1,068,232
Allianz AG .......................     9,000        2,321,354
Assicurazioni Generali ...........    21,800          535,449
ASR Verzekeringsgroep N.V.  ......    22,900        1,245,713
Commercial Union PLC .............    10,726          149,645
Corporacion Mapfre Cia Inter SA ..    44,000        1,166,787
Fortis AG ........................       740          154,387
Fortis Amev N.V. .................    17,000          741,154
General Accident PLC .............     8,971          155,529
GIO Australia Holdings Ltd.  .....   200,000          511,127
ING Groep N.V. ...................    30,000        1,263,532
Istituto Naz Delle Assicurazioni      60,000          121,594
Koa Fire & Marine ................    12,000           45,066
Legal & General Group PLC ........    23,090          201,862
Life Re Corp. ....................   240,000       15,645,000
MGIC Investment Corp. ............    97,300        6,470,450
Mitsui Marine & Fire Insurance
 Co. .............................    13,000           66,358
Norwich Union PLC* ...............    90,000          576,800
Pacific & Orient BHD .............   150,000           68,646
PennCorp Financial Group, Inc.  ..   144,600        5,160,412
Providian Financial Corp. ........   128,500        5,806,594
Prudential Corp. PLC..............    62,486          753,697
Royal & Sun Alliance Insurance
 Group PLC .......................    49,613          499,774
Schweizerische
 Ruckversicherungs-Gesellschaft ..       640        1,197,179
Skandia Forsakrings AB ...........     2,500          117,917
Tokio Marine & Fire Insurance Co.     34,000          385,668
Travelers Group, Inc. ............   346,401       18,662,354
Willis Corroon Group PLC (ADR)  ..   131,800        1,622,787
                                                  -----------
                                                   66,715,067
                                                  -----------
REAL ESTATE (1.3%)
Boston Properties, Inc. ..........   171,200        5,660,300
British Land Co. PLC..............     8,416           94,183
Castellum AB* ....................   119,000        1,184,020
Cheung Kong Holdings .............    59,000          386,405
City Developments Ltd. ...........    50,000          231,936
Daibiru Corp. ....................    17,000          124,430
DBS Land .........................    17,000           26,084
Diligentia AB* ...................       800           10,680
Glenborough Realty Trust, Inc.  ..   165,000        4,888,125
Land Securities PLC ..............     9,978          159,050
Lend Lease Corp. Ltd. ............     4,100           80,128
MEPC PLC .........................     8,200           68,453
Mitsubishi Estate Co. ............    14,000          152,366
Mitsui Fudosan ...................    20,000          193,140
Nackebro Fastighets AB ...........       310            4,509
New World Development Co. ........    48,000          166,009
Sap Holdings BHD .................    40,000           14,912
Singapore Land Ltd. ..............    80,000          176,033
Sino Land Co. ....................   740,000          446,445
Spieker Properties, Inc. .........    81,800        3,507,175
Sumitomo Realty & Development Co.
 Ltd. ............................   137,000          787,507
Sun Hung Kai Properties ..........    48,000          334,495
Vornado Realty Trust .............    54,900        2,576,869
Wharf Holdings ...................    17,000      $    37,295
                                                  -----------
                                                   21,310,549
                                                  -----------
UTILITY--ELECTRIC (1.3%)
AES Corp.* .......................   123,200        5,744,200
British Energy PLC ...............   400,000        2,780,471
China Light & Power Co. Ltd.  ....    36,000          199,768
Cia Paranaense de Energia-Copel
 (ADR) ...........................   124,000        1,697,250
Edison Spa .......................    15,000           90,729
Electrabel SA.....................     1,290          298,380
Electricidade de Portugal SA*  ...    50,800          961,902
Endesa SA ........................    34,256          608,221
Energis PLC* .....................   415,000        1,739,027
Energy Group PLC .................    13,333          147,236
Enersis S.A. (ADR) ...............     6,000          174,000
Gas Y Electridad SA (Series 2)  ..     5,000          361,011
Hibroelectrica del Cantabrico  ...    12,000          526,157
Iberdrola SA .....................    90,000        1,184,444
Kansai Electric Power Co., Inc.  .    22,400          379,414
National Grid Group PLC ..........   180,000          854,846
National Power PLC ...............   120,560        1,188,701
Powergen PLC (ADR) ...............     1,250           66,406
RWE AG ...........................     8,600          461,325
Tenaga Nasional BHD ..............    85,000          181,386
Tohoku Electric Power Co., Inc.  .    11,500          174,516
Tokyo Electric Power Co. .........    28,000          510,749

Tractebel Investment
 International Capital ...........     1,100           95,895
Tractebel Investment
 International Capital--Warrants*        220                0
Veba AG ..........................    15,000        1,021,429
Viag AG ..........................       500          273,771
                                                  -----------
                                                   21,721,234
                                                  -----------
UTILITY--GAS (0.0%)
Centrica PLC* ....................   100,557          147,895
Thames Water .....................     7,439          110,816
                                                  -----------
                                                      258,711
                                                  -----------
UTILITY--TELEPHONE (1.2%)
British Telecommunications PLC ...   181,984        1,430,979
Cable & Wireless PLC .............    53,873          473,634
Empresas Telex-Chile S.A. (ADR)  .    14,100           55,519
Hellenic Telecommunication
 Organization SA .................    18,272          374,368
Hellenic Telecommunication
 Organization SA--Rights* ........    17,000                0
Koninklijke Nedlloyd Groep N.V.+      10,000          417,232
Portugal Telecom SA ..............     5,670          263,090
Pt Indosat (ADR) .................     9,100          175,744
Singapore Telecommunications Ltd.     66,000          123,247
Telecom Italia Spa ...............    54,165          345,994
Telefonica de Espana .............    32,829          937,356
Telefonica del Peru S.A. (ADR)  ..    32,000          746,000
Telekom Malaysia BHD .............    67,500          199,576
Telephone & Data Systems, Inc.  ..    62,100        2,891,531
Teleport Communications Group,
 Inc. (Class A)* .................   202,400       11,106,700

                                       68

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Videsh Sanchar Nigam Ltd. (GDR)*       50,000    $    646,250
                                                 ------------
                                                   20,187,220
                                                 ------------
 TOTAL CREDIT SENSITIVE (15.5%) ..                257,704,062
                                                 ------------
ENERGY
COAL & GAS PIPELINES (0.1%)
BG PLC ...........................    125,808         566,471
BG PLC 'B'* ......................    142,583          67,949
OMV AG ...........................      6,000         831,255
                                                 ------------
                                                    1,465,675
                                                 ------------
OIL--DOMESTIC (2.3%)
Apache Corp. .....................    199,100       6,980,944
Louis Dreyfus Natural Gas Corp.*      164,700       3,077,831
Murphy Oil Corp. .................     90,000       4,876,875
Tom Brown, Inc.* .................     50,000         962,500
Union Pacific Resources Group,
 Inc. ............................    346,700       8,407,475
USX-Marathon Group ...............    391,200      13,203,000
                                                 ------------
                                                   37,508,625
                                                 ------------
OIL--INTERNATIONAL (1.5%)
AO Tatneft (ADR) .................     37,000       5,272,500
British Petroleum Co. PLC ........    149,481       1,965,142
Cosmo Oil Co. Ltd. ...............     11,000          16,693
Elf Aquitaine ....................     15,200       1,767,882
Gulf Canada Resources Ltd.*  .....  1,352,400       9,466,800
Gulf Indonesia Resources Ltd.*  ..     52,500       1,155,000
Mitsubishi Oil Co. ...............      8,000          11,834
Nippon Oil Co. Ltd. ..............     22,000          56,823
Norsk Hydro ASA ..................      2,100         102,216
Oil Search Ltd. ..................    300,000         542,136
Petrofina SA .....................        290         107,035
Petroleo Brasileiro S.A. (ADR)  ..     45,000       1,052,397
Repsol SA ........................     12,748         543,892
Royal Dutch Petroleum Co. ........     50,788       2,787,811
Total SA-B .......................        900          97,948
                                                 ------------
                                                   24,946,109
                                                 ------------
OIL--SUPPLIES & CONSTRUCTION (4.8%)
Baker Hughes, Inc. ...............    204,250       8,910,406
BJ Services Co.* .................     59,000       4,244,312
Bouygues Offshore SA (ADR)  ......     45,900         998,325
Canadian Fracmaster Ltd. .........    117,800       1,730,596
Canadian Fracmaster Ltd.
 Installment Receipts*+ ..........    347,500       2,917,206
Coflexip (ADR) ...................     11,000         610,500
Diamond Offshore Drilling, Inc.  .     60,000       2,887,500
Dresser Industries, Inc. .........    294,000      12,329,625
Halliburton Co. ..................    250,800      13,025,925
Nabors Industries, Inc.* .........    475,000      14,932,813
Noble Drilling Corp.* ............    499,200      15,288,000
Parker Drilling Corp.* ...........    185,500       2,260,781
                                                 ------------
                                                   80,135,989
                                                 ------------
RAILROADS (0.0%)
East Japan Railway Co. ...........         55         248,285
Odakyu Electric Railway Co.  .....      4,000          17,291
Tobu Railway Co. Ltd. ............     14,000    $     43,778
Tokyu Corp. ......................     17,000          65,668
                                                 ------------
                                                      375,022
                                                 ------------
 TOTAL ENERGY (8.7%) .............                144,431,420
                                                 ------------
TECHNOLOGY
ELECTRONICS (2.7%)
Altera Corp.* ....................    108,100       3,580,812
Applied Materials, Inc.*+ ........    164,800       4,964,600
Austria Mikro Systeme
 International+ ..................      1,430          72,454
Cisco Systems, Inc.* .............    362,550      20,212,163
Electrocomponents PLC ............      8,375          62,345
Enplas Corp. .....................     21,000         283,273
Fujimi, Inc. .....................     10,200         433,876
Hitachi Ltd. .....................     94,000         670,013
Hoya Corp. .......................     30,000         942,709
Kyocera Corp. ....................      1,000          45,373
Micronics Japan Co. Ltd. .........     10,000         172,447
National Semiconductor Corp.*  ...    195,300       5,065,594
Nikon Corp. ......................     52,000         514,121
Rohm Co. Ltd. ....................     10,000       1,019,352
Sankyo Engineering Co. ...........      4,000          12,263
Sterling Commerce, Inc.* .........     75,000       2,882,812
TDK Corp. ........................     22,000       1,659,168
Teradyne, Inc.* ..................     55,000       1,760,000
Tokyo Electron ...................      2,300          73,685
TOWA Corp. .......................      5,700         118,391
Yokogawa Electric Corp. ..........    121,000         747,469
                                                 ------------
                                                   45,292,920
                                                 ------------
OFFICE EQUIPMENT (2.3%)
Canon, Inc. ......................     16,000         372,792
Ceridian Corp.* ..................    250,400      11,471,450
Compaq Computer Corp. ............    189,475      10,693,495
Dell Computer Corp.* .............    116,000       9,744,000
Fujitsu General Co. ..............     28,000         300,440
Oce-Van De Grinten N.V. ..........        460          50,137
Policy Management Systems Corp.*       86,300       6,003,244
Ricoh Elemex Corp. ...............     11,000          80,092
                                                 ------------
                                                   38,715,650
                                                 ------------
OFFICE EQUIPMENT SERVICES (0.6%)
Accugraph Corp. (Class A)*  ......     15,000           8,920
Data Communication System Co. ....     25,000         329,565
First Data Corp. .................    136,030       3,978,877
Fuji Soft ABC, Inc. ..............     21,400         733,152
INES Corp. .......................     22,000         170,301
Misys (Jersey) Ltd.*..............      7,142         215,951
Misys PLC ........................     25,000         755,920
Nippon System Development ........     14,000         287,565
Oracle Corp.* ....................    113,562       2,533,863
SAP AG ...........................      2,000         606,465
                                                 ------------
                                                    9,620,579
                                                 ------------
TELECOMMUNICATIONS (4.3%)
ADC Telecommunications, Inc.* ....    210,200       8,775,850
Corecomm, Inc.* ..................      3,600          36,450
DDI Corp. ........................        145         383,407
DSC Communications Corp.* ........    127,500       3,060,000
E.R.G. Limited ...................    792,578         666,058

                                       69

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
Ericsson LM (B Shares) ...........    24,700    $      928,595
Filtronic Comtek PLC .............   300,000         2,181,487
Hong Kong Telecommunications .....    88,800           182,780
ICG Communications, Inc.* ........     1,691            46,080
Intermedia Communications, Inc.*         289            17,587
Lucent Technologies, Inc. ........   116,000         9,265,500
Mannesmann AG ....................       350           175,686
MCI Communications Corp. .........   182,500         7,813,281
NetCom Systems AB (B Shares)*+  ..    31,650           679,646
Nextel Communications, Inc.
 (Class A)* ......................   148,600         3,863,600
SK Telecom Co. Ltd. (ADR)*  ......   131,552           855,085
Spectrum Network Systems Ltd.*+  .   440,000            94,590
Tadiran Telecommunications Ltd. ..    30,000           416,250
Tellabs, Inc.* ...................   127,000         6,715,125
Tele-Communications TCI Ventures
 Group (Class A)*.................   210,000         5,945,625
Videsh Sanchar Nigam Ltd. (GDR)*+      1,000            13,930
Vodafone Group PLC ...............   200,000         1,442,821
WorldCom, Inc.* ..................   564,430        17,074,008
                                               ---------------
                                                    70,633,441
                                               ---------------
 TOTAL TECHNOLOGY (9.9%) .........                 164,262,590
                                               ---------------
DIVERSIFIED
MISCELLANEOUS (1.5%)
BTR PLC ..........................    90,000           272,131
Cie Generale de Eaux .............    10,850         1,514,331
Crean (James) PLC--Units .........    40,000            81,384
Damskibs AS (Class B) ............         5           230,593
GKN PLC ..........................     5,325           109,120
Hanson PLC .......................    16,666            74,391
Hutchison Whampoa ................   123,000           771,428
Indonesia Fund, Inc.* ............     2,200            10,175
Industrias CH S.A.
 (B Shares)* .....................    80,000           476,427
International UNP Holdings*  .....   143,000            12,005
International UNP
 Holdings--Warrants* .............   125,000                 0
Lagardere S.C.A. .................     2,100            69,436
Mitsubishi Corp. .................    16,000           126,308
Mitsui & Co. .....................    39,000           230,757
Montedison Spa ...................    74,000            66,470
Pilkington PLC ...................    17,397            36,450
Sime Darby BHD ...................   180,000           173,081
Smiths Industries ................     5,559            77,466
Sophus Berendsen A/S 'B' .........       385            63,493
Suez Lyonnaise des Eaux ..........     1,000           110,659
Sumitomo Corp. ...................    22,000           123,089
Swire Pacific Ltd. (Class A)  ....    50,000           274,229
Tomkins PLC ......................    70,000           334,741
Tyco International Ltd. ..........   337,962        15,229,413
Williams Holdings PLC ............    10,569            58,705
U.S. Industries, Inc. ............   134,550    $    4,053,319
                                               ---------------
 TOTAL DIVERSIFIED (1.5%) ........                  24,579,601
                                               ---------------
TOTAL COMMON STOCKS AND OTHER
 INVESTMENTS (66.5%)
 (Cost $947,340,600) .............               1,107,614,035
                                               ---------------
PREFERRED STOCKS:
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.1%)
Republic Industries, Inc.
 6.5% Exch. Conv..................    36,700           862,450
                                               ---------------
PRINTING, PUBLISHING &
 BROADCASTING (0.0%)
ProSieben Media AG* ..............     9,000           412,741
                                               ---------------
TRUCKING, SHIPPING (0.0%)
CNF Trust I
 5.0% Conv. Series A .............    15,000           855,000
                                               ---------------
 TOTAL BUSINESS SERVICES (0.1%) ..                   2,130,191
                                               ---------------
CAPITAL GOODS (0.1%)
AEROSPACE
Loral Space & Communications:
 6.0% Conv. ......................    15,700           959,663
 6.0% Conv. ......................    12,600           774,900
                                               ---------------
                                                     1,734,563
                                               ---------------

CONSUMER CYCLICALS
AIRLINES (0.1%)
Continental Airlines Finance
 Trust 8.5% Conv. ................    14,300         1,471,112
                                               ---------------
LEISURE RELATED (0.0%)
Village Roadshow Ltd. ............    10,000            20,560
                                               ---------------
RETAIL--GENERAL (0.0%)
Fielmann AG ......................     3,000            65,038
                                               ---------------
 TOTAL CONSUMER CYCLICALS (0.1%)                     1,556,710
                                               ---------------
CREDIT SENSITIVE (0.1%)
UTILITY--ELECTRIC
AES Trust I
 5.375% Conv. Series A ...........    18,100         1,298,675
                                               ---------------
ENERGY (0.1%)
OIL--DOMESTIC
Devon Financing Trust
 $3.25 Conv. .....................     9,200           673,900
                                               ---------------
TECHNOLOGY
TELECOMMUNICATIONS (0.5%)
Intermedia Communications, Inc.:
 7.0% Conv. Series D .............    17,700           725,700
 7.0% Conv.+ .....................    23,000           943,000
Mobile Telecommunications
 $2.25 Conv. .....................    22,100           740,350
Nextel Strypes Trust
 7.25% Conv. .....................    40,700           966,625
Nokia Oyj (A Shares) .............    19,092         1,355,471
QualComm Financial Trust:
 5.75% Conv.+ ....................    29,400         1,376,288
 5.75% Conv. .....................     4,900           229,381

                                       70

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1997

==============================================================
                                      NUMBER         VALUE
                                    OF SHARES      (NOTE 1)
--------------------------------------------------------------
WorldCom, Inc.
 8.0% Conv. ......................      23,000    $ 2,415,000
                                                  -----------
 TOTAL TECHNOLOGY (0.5%) .........                  8,751,815
                                                  -----------
TOTAL PREFERRED STOCKS (1.0%)
 (Cost $13,527,581) ..............                 16,145,854
                                                  -----------

                                     PRINCIPAL
                                       AMOUNT
                                    -----------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PROFESSIONAL SERVICES (0.1%)
Career Horizons, Inc.
 7.0% Conv., 11/01/02 ............  $  605,000      1,258,400
Personnel Group of America:
 5.75% Conv., 07/01/04 ...........      65,000         73,775
 5.75% Conv., 07/01/04+ ..........     295,000        334,825
                                                  -----------
 TOTAL BUSINESS SERVICES (0.1%) ..                  1,667,000
                                                  -----------
CAPITAL GOODS
AEROSPACE (0.0%)
Orbital Sciences Corp.
 5.0% Conv., 10/01/02+ ...........     470,000        600,425
                                                  -----------
BUILDING & CONSTRUCTION (0.0%)
Halter Marine Group, Inc.
 4.5% Conv., 09/15/04+ ...........     540,000        606,825
                                                  -----------
MACHINERY (0.1%)
DII Group, Inc.
 6.0% Conv., 10/15/02+ ...........     800,000      1,223,000
                                                  -----------
 TOTAL CAPITAL GOODS (0.1%)  .....                  2,430,250
                                                  -----------
CONSUMER CYCLICALS
FOOD SERVICES, LODGING (0.1%)
Cendant Corp.
 4.75% Conv., 03/01/03 ...........   1,620,000      2,178,900
                                                  -----------
RETAIL--GENERAL (0.1%)
U.S. Office Products Co.
 5.5% Conv., 02/01/01 ............   1,160,000      1,378,950
                                                  -----------
 TOTAL CONSUMER CYCLICALS (0.2%)                    3,557,850
                                                  -----------
CONSUMER NONCYCLICALS
DRUGS (0.2%)
MedImmune, Inc.:
 7.0% Conv. Sub., 07/01/03+  .....     400,000        909,500
 7.0% Conv., 07/01/03 ............     535,000      1,216,456
Quintiles Transnational Corp.:
 4.25% Conv., 05/31/00+ ..........     460,000        516,925
 4.25% Conv., 05/31/00 ...........     300,000        337,125
                                                  -----------
                                                    2,980,006
                                                  -----------
HOSPITAL SUPPLIES & SERVICES (0.1%)
FPA Medical Management, Inc.:
 6.5% Conv., 12/15/01+............     630,000        642,600
 6.5% Conv., 12/15/01 ............     435,000        443,700
RES-Care, Inc.
 6.0% Conv., 12/01/04 ............     820,000        934,800
                                                  -----------
                                                    2,021,100
                                                  -----------
MEDIA & CABLE (0.6%)
Time Warner, Inc.
 9.125%, 01/15/13 ................   9,100,000     10,836,007
                                                  -----------
 TOTAL CONSUMER NONCYCLICALS (0.9%)                15,837,113
                                                  -----------

=============================================================
                                   PRINCIPAL        VALUE
                                     AMOUNT        (NOTE 1)
-------------------------------------------------------------
CREDIT SENSITIVE
BANKS (1.6%)
Deutsche Bank
 6.7%, 12/13/06 ................  $ 8,000,000    $ 8,110,160
Dime Capital Trust I
 9.33%, 05/06/27 ...............    7,600,000      8,596,816
Grupo Financiero Banorte
 Zero Coupon, 12/05/02..........          208          2,581
St. George Bank Ltd.
 7.15%, 10/15/05+ ..............    9,525,000      9,812,845
                                                 -----------
                                                  26,522,402
                                                 -----------
FINANCIAL SERVICES (1.1%)
Corp Andina de Fomento
 7.25%, 03/01/07 ...............   10,700,000     10,845,734
RAC Financial Group, Inc.:
 7.25% Conv. Sub., 08/15/03+  ..      505,000      1,217,050
 7.25% Conv., 08/15/03 .........      110,000        265,100
World Financial Property
 6.95%, 09/01/13+ ..............    5,250,000      5,386,028
                                                 -----------
                                                  17,713,912
                                                 -----------
INSURANCE (0.1%)
Penn Treaty American Corp.:
 6.25% Conv., 12/01/03+ ........      735,000        947,231
 6.25% Conv., 12/01/03 .........      170,000        219,088
                                                 -----------
                                                   1,166,319
                                                 -----------
MORTGAGE RELATED (2.9%)
Federal Home Loan Mortgage
 Corp.:
 7.0%, 09/01/11 ................    9,079,051      9,218,079
 7.0%, 01/01/12 ................    4,375,706      4,442,711
Federal National Mortgage
 Association:
 6.5%, 01/01/11 ................      833,640        834,161
 6.0%, 04/01/11 ................   11,048,388     10,868,852
 6.5%, 08/01/11 ................    8,045,115      8,050,143
 7.0%, 05/01/26 ................    9,539,154      9,604,736
 7.0%, 09/01/27 ................    3,498,078      3,522,127
 7.0%, 08/01/26 ................    2,369,822      2,386,114
                                                 -----------
                                                  48,926,923
                                                 -----------
U.S. GOVERNMENT (12.9%)
U.S. Treasury:
 6.125% Note, 08/31/98 .........    4,375,000      4,390,041
 6.375% Note, 05/15/99 .........   25,925,000     26,159,958
 6.0% Note, 08/15/00 ...........   31,150,000     31,373,906
 6.25% Note, 04/30/01 ..........   26,500,000     26,914,063
 6.5% Note, 08/31/01 ...........   37,400,000     38,323,331
 6.5% Note, 05/31/02 ...........   37,600,000     38,704,500
 6.875% Note, 05/15/06 .........   13,605,000     14,561,608
 6.125% Bond, 11/15/27 .........   33,855,000     34,786,013
                                                 -----------
                                                 215,213,420
                                                 -----------
 TOTAL CREDIT SENSITIVE (18.6%)                  309,542,976
                                                 -----------
ENERGY
COAL & GAS PIPELINES (0.1%)
Nabors Industries, Inc.
 5.0% Conv., 05/15/06 ..........      845,000      1,529,450
                                                 -----------
GAS (0.2%)
Ras Laffan Liquid Natural Gas
 8.294%, 03/15/14+ .............    3,500,000      3,293,521
                                                 -----------

                                       71

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1997

==============================================================
                                   PRINCIPAL        VALUE
                                     AMOUNT        (NOTE 1)
--------------------------------------------------------------
OIL--SUPPLIES & CONSTRUCTION (0.2%)
Diamond Offshore Drilling, Inc.
 3.75% Conv. Sub. Note,
 02/15/07 ......................  $    860,000  $    1,138,425
Parker Drilling Corp.
 5.5% Conv. Sub. Note,
 08/01/04.......................       760,000         814,625
Seacor Holdings, Inc.:
 5.375% Conv., 11/15/06 ........       605,000         685,162
 5.375% Conv., 11/15/06+  ......        70,000          79,275
                                                --------------
                                                     2,717,487
                                                --------------
 TOTAL ENERGY (0.5%) ...........                     7,540,458
                                                --------------
TECHNOLOGY
ELECTRONICS (1.0%)
Altera Corp.
 5.75% Conv. Sub. Note,
 06/15/02+ .....................     1,165,000       1,598,962
Baan Co.:
 4.5% Conv. Sub. Note,
 12/15/01+ .....................       645,000         988,463
 4.5% Conv. Sub. Note,
  12/15/01......................       180,000         275,850
Cymer, Inc.
 3.5%, 08/06/04+ (a) ...........     1,065,000         805,406
Integrated Process Equipment
 6.25% Conv., 09/15/04+ ........     1,585,000       1,313,569
Level One Communications:
 4.0% Conv., 09/01/04+ .........       910,000         855,400
 4.0% Conv., 09/01/04 ..........       280,000         263,200
Photronics, Inc.
 6.0% Conv., 06/01/04 ..........     1,485,000       1,702,181
Quantum Corp.
 5.0% Conv., 03/01/03+ .........       280,000         508,200
Sanmina Corp.
 5.5% Conv., 08/15/02+ .........     1,010,000       2,447,988
SCI Systems, Inc.
 5.0% Conv., 05/01/06+..........     1,310,000       2,439,875
Solectron Corp.
 6.0% Conv., 03/01/06+ .........       855,000       1,172,419
Wind River Systems, Inc.
 5.0% Conv., 08/01/02+ .........     1,000,000       1,070,000
Xilinx, Inc.
 5.25% Conv., 11/01/02+ ........     1,400,000       1,354,500
                                                --------------
                                                    16,796,013
                                                --------------
TELECOMMUNICATIONS (0.1%)
Comverse Technology, Inc.:
 5.75% Conv. Sub., 10/01/06+  ..     1,295,000       1,395,362
 5.75% Conv., 10/01/06 .........        45,000          48,488
                                                --------------
                                                     1,443,850
                                                --------------
 TOTAL TECHNOLOGY (1.1%)  ......                    18,239,863
                                                --------------
DIVERSIFIED (0.0%)
MISCELLANEOUS
Brierley Investment Ltd.
 9.0% Conv. Sub. Note,
 06/30/98 ......................  $     14,000  $        9,105
                                                --------------
TOTAL LONG-TERM DEBT SECURITIES (21.5%)
 (Amortized Cost $347,094,868) .                   358,824,615
                                                --------------
SHORT-TERM DEBT SECURITIES:
BANKERS' ACCEPTANCE (1.2%)
Suntrust Bank
 5.73%, due 01/26/98 ...........    20,000,000      19,920,416
                                                --------------
CERTIFICATES OF DEPOSIT (1.5%)
Deutsche Bank
 5.75%, due 01/20/98 ...........    25,000,000      24,997,471
                                                --------------
COMMERCIAL PAPER (0.9%)
Province of Quebec
 5.68%, due 01/12/98 ...........    15,000,000      14,973,967
                                                --------------
U.S. GOVERNMENT AGENCIES (6.9%)
Federal Home Loan Mortgage
 Corp.
 6.0%, due 01/02/98 ............   114,900,000     114,880,850
                                                --------------
TOTAL SHORT-TERM DEBT SECURITIES (10.5%)
 (Amortized Cost $174,772,704)                     174,772,704
                                                --------------

TOTAL INVESTMENTS (99.5%)
 (Cost/Amortized Cost $1,482,735,753)            1,657,357,208
OTHER ASSETS
 LESS LIABILITIES (0.5%)  ......                     8,761,507
                                                --------------
NET ASSETS (100.0%) ............                $1,666,118,715
                                                ==============


DISTRIBUTION OF INVESTMENTS BY
GLOBAL REGION
As a Percentage of Total
Investments
Canada ...................    0.3%
France ...................    0.8
Germany ..................    0.9
Japan ....................    3.5
Netherlands ..............    0.9
New Zealand & Australia  .    0.5
Scandinavia ..............    1.0
Southeast Asia............    0.4
Spain ....................    0.5
Switzerland ..............    0.6
United Kingdom............    3.1
United States ** .........   86.8
Other European Countries      0.7
                            -----
                            100.0%
                            =====

------------
*     Non-income producing.
**    Includes Short-Term Debt Securities of 10.5%.
+ Security exempt from registration under 144A of the securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1997, these securities amounted to $61,346,584 or 3.7% of net assets.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.
      Glossary:
      ADR--American Depository Receipt
      GDR--Global Depository Receipt

                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1. Organization and Significant Accounting Policies

   The Hudson River Trust (the "Trust") (successor to The Hudson River Fund, Inc., a Maryland corporation organized in 1984) was formed as a Massachusetts business trust on July 10, 1987 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust issues shares of beneficial interest currently divided among fourteen Portfolios (the "Portfolios"): Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield, Alliance Growth and Income, Alliance Equity Index, Alliance Common Stock, Alliance Global, Alliance International, Alliance Aggressive Stock, Alliance Small Cap Growth, Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors. Effective October 2, 1996, the Trust made available a second class of shares, Class IB, for each of the Trust's Portfolios. In connection with the Class IB shares offering, the existing class of shares was redesignated Class IA. The Class IB shares are subject to distribution fees imposed under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust's multiple class distribution system, both classes of shares have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

   Class IA shares are offered to separate accounts of The Equitable Life Assurance Society of the United States ("Equitable"), a wholly-owned subsidiary of The Equitable Companies Incorporated, Equitable Variable Life Insurance Company ("Equitable Variable"), a wholly-owned subsidiary of the Equitable, and to separate accounts of other insurance companies unaffiliated with Equitable and Equitable Variable. Effective January 1, 1997, Equitable Variable was merged into Equitable. Class IB shares are offered to an insurance company separate account of Equitable. Effective March 12, 1997, the Trust's Board of Trustees approved the establishment of the Alliance Small Cap Growth Portfolio at an initial share value of $10. The Portfolio commenced operations on May 1, 1997.

   The investment objectives of each Portfolio are as follows:

   Alliance Money Market Portfolio -- High level of current income, preserve its assets and maintain liquidity. The Portfolio pursues this objective by investing in primarily high quality U.S. dollar denominated money market instruments.

   Alliance Intermediate Government Securities Portfolio -- High current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

   Alliance Quality Bond Portfolio -- High current income consistent with preservation of capital by investing primarily in investment grade fixed income securities. The Portfolio reserves the right to invest in convertible debt securities, preferred stocks and dividend-paying common stocks.

   Alliance High Yield Portfolio -- High return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio pursues this objective by investing primarily in a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high quality fixed income securities. The medium and lower quality debt securities in which the Portfolio may invest are known as "junk bonds."

   Alliance Growth and Income Portfolio -- High total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

   Alliance Equity Index Portfolio -- Total return before expenses that approximates the total return performance of the Standard & Poor's Corporation 500 Index, including reinvestment of dividends, at a risk level consistent with that of the Index.

   Alliance Common Stock Portfolio -- Long-term growth of its capital and increase income. The Portfolio pursues this objective by investing primarily in common stock and other equity-type instruments.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   Alliance Global Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in equity securities of non-United States companies as well as United States issuers.

   Alliance International Portfolio -- Long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-United States companies with prospects for growth.

   Alliance Aggressive Stock Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in common stocks and other equity-type securities issued by quality small and intermediate sized companies with strong growth prospects.

   Alliance Small Cap Growth Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in common stocks and other equity-type securities issued by smaller-sized companies with strong growth potential.

   Alliance Conservative Investors Portfolio -- High total return without, in the investment adviser's opinion, undue risk to principal. The Portfolio pursues this objective by investing in a diversified mix of publicly traded equity and debt securities.

   Alliance Balanced Portfolio -- High return through both appreciation of capital and current income. The Portfolio pursues this objective by investing in a diversified portfolio of publicly traded equity and debt securities and short-term money market instruments.

   Alliance Growth Investors Portfolio -- Highest total return consistent with the investment adviser's determination of reasonable risk. The Portfolio pursues this objective by investing in a diversified mix of publicly traded equity and fixed income securities, including at times common stocks issued by intermediate and small-sized companies and at times fixed income securities that are medium and lower quality debt securities known as "junk bonds."

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

   The following is a summary of the significant accounting policies of the
Trust:

   Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale during the day, at a bid price estimated by a broker.

   Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

   Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

   Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

   Long-term corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

   Foreign securities not traded directly, or in American Depository Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin.

   Except for the Alliance Money Market Portfolio, short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices. Short-term debt securities held in the Alliance Money Market Portfolio are valued at representative quoted prices regardless of the length of maturity.

   Futures and forward contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

   Other securities, including restricted securities, and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at "fair value" as determined in good faith by the Valuation Committee of the Board of Trustees.

   Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees.

   Interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Dividend income is recorded on the ex-dividend date.

   Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   Expenses attributable to a single Portfolio are charged to that Portfolio. Expenses of the Trust are charged to each Portfolio in proportion to net assets.

   The Board of Trustees has approved the lending of portfolio securities, through its custodian bank, Chase Manhattan Bank, N.A. ("Chase"), acting as lending agent, to certain broker-dealers in exchange for negotiated lenders' fees. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the securities loaned. All loans will be collateralized in the form of cash or U.S. Government securities. Chase invests the cash collateral in short-term investments and retains a portion of the interest earned. Chase will indemnify the Portfolios for any loss resulting from a borrower's failure to return a loaned security when due. The following table shows the value of securities loaned and collateral received at December 31, 1997, and the security loan fees received, net of rebates paid, for the year ended December 31, 1997. Such net fees are included in interest income in the accompanying Statements of Operations.

                                                   VALUE OF            VALUE OF        SECURITY LOAN
PORTFOLIO                                     SECURITIES LOANED  COLLATERAL RECEIVED*  FEES RECEIVED
---------                                     -----------------  --------------------  -------------
Alliance Intermediate Government Securities      $ 32,201,367        $ 33,220,564        $   39,876
Alliance Quality Bond .......................      50,573,670          51,975,110            48,428
Alliance Growth and Income ..................      82,082,344          83,758,200            44,878
Alliance Equity Index .......................     111,251,919         113,256,053            53,477
Alliance Common Stock .......................     662,769,145         672,888,280           585,669
Alliance Global .............................     112,593,733         116,411,892           396,835
Alliance International ......................      14,904,809          15,770,821            90,583
Alliance Aggressive Stock ...................     630,594,623         636,513,616         1,807,252
Alliance Conservative Investors .............      65,514,619          67,529,380            68,901
Alliance Balanced ...........................     292,916,191         301,012,558           437,345
Alliance Growth Investors ...................     185,900,995         191,232,973           398,085

------------
* Including U.S. Government securities valued at $18,342,994, $31,657,214, $60,800, $3,719,500, $10,050,000, $2,564,100, $718,240, $23,874,600,
  $37,866,285, $61,873,419 and $31,723,786 for the Alliance Intermediate
  Government Securities, Alliance Quality Bond, Alliance Growth and Income, Alliance Equity Index, Alliance Common Stock, Alliance Global, Alliance International, Alliance Aggressive Stock, Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors Portfolios, respectively.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks at the following dates:

   (i) market value of investment securities, other assets and liabilities--at the valuation date.

   (ii) purchase and sales of investment securities, income and expenses--at the date of such transactions.

   The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net currency gains or losses realized and unrealized as a result of differences between interest or dividends and withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations.

   The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no federal income tax provision is required. Dividends from net investment income are declared and distributed quarterly; dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All dividends are distributed on a tax basis and as such, the amounts may differ from financial statement investment income and realized capital gains.

   Options Written:

   All Portfolios (except for the Alliance Money Market and Alliance Equity Index Portfolios) may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the portfolio or to enhance investment performance. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are realized as gains on the expiration date. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

   Futures and Forward Contracts:

   Futures and forward contracts are agreements to buy or sell a security for a set price in the future. A Portfolio may buy or sell futures and forward contracts for the purpose of protecting its portfolio securities against future changes in interest rates which might adversely affect the value of the Portfolio's securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be either in cash or U.S. Treasury securities. During the period the futures and forward contracts are open, changes in the market price of the contract are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures and forward contracts and may incur a loss. The use of futures and forward contracts transactions involves the risk of imperfect correlation in movements in the price of futures and forward contracts, interest rates and the underlying hedged assets.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   Limitations on Market and Credit Risk:

   Written options, futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous related to the market price. The contract amounts of these futures and forward contracts reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk which arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward contracts are done directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

   Statement of Position 93-2:

   For the year ended December 31, 1997, in conformity with Statement of Position 93-2 Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the reclassification arising from current book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                          ALLIANCE                             ALLIANCE
                                        INTERMEDIATE    ALLIANCE                GROWTH      ALLIANCE
                                         GOVERNMENT      QUALITY    ALLIANCE      AND        EQUITY      ALLIANCE       ALLIANCE
                                         SECURITIES       BOND     HIGH YIELD   INCOME       INDEX     COMMON STOCK      GLOBAL
                                          PORTFOLIO     PORTFOLIO   PORTFOLIO  PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO
                                          ---------     ---------   ---------  ---------   ---------    ---------      ---------
Undistributed (overdistributed) net
 investment income ...................     $(4,160)     $ 664,479   $ 28,777   $ 48,024    $ 260,751   $(2,631,075)  $ 15,935,865
Accumulated net realized gain (loss)         4,160       (664,479)   (28,777)   (48,024)    (260,751)    2,631,075    (15,935,865)

                                                          ALLIANCE      ALLIANCE      ALLIANCE                   ALLIANCE
                                           ALLIANCE      AGGRESSIVE    SMALL CAP    CONSERVATIVE    ALLIANCE      GROWTH
                                        INTERNATIONAL       STOCK        GROWTH      INVESTORS      BALANCED    INVESTORS
                                          PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                                          ---------       ---------    ---------     ---------     ---------    ---------
Paid-in capital ......................   $        --     $        --    $(7,066)     $      --      $     --   $        --
Undistributed (overdistributed) net
 investment income ...................     3,322,727       1,777,082        410       (146,376)       58,776     4,831,809
Accumulated net realized gain (loss)      (3,322,727)     (1,777,082)     6,656        146,376       (58,776)   (4,831,809)

   Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the period from November 1, 1997 to December 31, 1997 certain Portfolios incurred and elected to defer until January 1, 1998 for U.S. Federal income tax purposes net capital and net currency losses of approximately:

                                   CAPITAL     CURRENCY
PORTFOLIO                           LOSSES      LOSSES
---------                           ------      ------
Alliance Equity Index...........  $       --   $  3,600
Alliance Common Stock...........          --     33,030
Alliance Global.................          --    433,526
Alliance International..........   4,160,819    670,264
Alliance Small Cap Growth ......   1,448,447         --
Alliance Conservative
 Investors......................          --     37,085
Alliance Balanced...............          --     61,818
Alliance Growth Investors ......          --     81,786

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

2. Management of the Trust

   Alliance Capital Management L.P. (Alliance), a publicly traded limited partnership, indirectly majority-owned by Equitable, is the investment adviser. Prior to May 1, 1997, the investment advisory fees were as follows:

                                                                                     AVERAGE DAILY NET ASSETS
                                                                          ----------------------------------------------
                                                                               FIRST           NEXT           OVER
                                                                           $350 MILLION    $400 MILLION   $750 MILLION
                                                                           ------------    ------------   ------------
Alliance Common Stock, Alliance Money Market and Alliance Balanced
 Portfolios .............................................................       .40%           .375%           .35%
Alliance Aggressive Stock and Alliance Intermediate Government
 Securities Portfolios ..................................................       .50%           .475%           .45%
Alliance High Yield, Alliance Global, Alliance Conservative Investors
 and Alliance Growth Investors Portfolios ...............................       .55%           .525%           .50%

                                                                      FIRST           NEXT          OVER
                                                                  $500 MILLION    $500 MILLION   $1 BILLION
                                                                  ------------    ------------   ----------
Alliance Quality Bond and Alliance Growth and Income Portfolios        .55%           .525%          .50%

                                       FIRST           NEXT           OVER
                                   $750 MILLION    $750 MILLION   $1.5 BILLION
                                   ------------    ------------   ------------
Alliance Equity Index Portfolio         .35%           .30%            .25%

                                        FIRST          NEXT          OVER
                                    $500 MILLION    $1 BILLION   $1.5 BILLION
                                    ------------    ----------   ------------
Alliance International Portfolio         .90%          .85%           .80%

   On December 13, 1996, the Trust's Board of Trustees approved a new Investment Advisory Agreement with Alliance and subsequently extended the agreement to the Alliance Small Cap Growth Portfolio on March 12, 1997. On April 9, 1997, shareholders of each respective Portfolio, except for the Alliance Small Cap Growth Portfolio which commenced operations on May 1, 1997, approved a new Investment Advisory Agreement. Effective May 1, 1997, the advisory fees payable under this agreement are as follows:

                                                                      AVERAGE DAILY NET ASSETS
                                               ----------------------------------------------------------------------
                                                   FIRST           NEXT          NEXT           NEXT
PORTFOLIO                                      $750 MILLION    $750 MILLION   $1 BILLION    $2.5 BILLION   THEREAFTER
---------                                      ------------    ------------   ----------    ------------   ----------
Alliance Money Market .......................      .350%           .325%         .300%          .280%         .270%
Alliance Intermediate Government Securities        .500%           .475%         .450%          .430%         .420%
Alliance Quality Bond .......................      .525%           .500%         .475%          .455%         .445%
Alliance High Yield .........................      .600%           .575%         .550%          .530%         .520%
Alliance Growth and Income ..................      .550%           .525%         .500%          .480%         .470%
Alliance Equity Index .......................      .325%           .300%         .275%          .255%         .245%
Alliance Common Stock .......................      .475%           .425%         .375%          .355%         .345%*
Alliance Global .............................      .675%           .600%         .550%          .530%         .520%
Alliance International ......................      .900%           .825%         .800%          .780%         .770%
Alliance Aggressive Stock ...................      .625%           .575%         .525%          .500%         .475%
Alliance Small Cap Growth ...................      .900%           .850%         .825%          .800%         .775%
Alliance Conservative Investors .............      .475%           .425%         .375%          .350%         .325%
Alliance Balanced ...........................      .450%           .400%         .350%          .325%         .300%
Alliance Growth Investors ...................      .550%           .500%         .450%          .425%         .400%

------------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

3. Distribution Plan

   Each Portfolio's Distribution Plan permits the Portfolio to pay a distribution fee of up to 0.50% of the average daily net assets attributable to its Class IB shares. The Trust, on behalf of each Portfolio, has entered into a Distribution Agreement (the "Agreements") pursuant to the Distribution Plans with Equitable Distributors, Inc. ("EDI"), an indirect, wholly-owned subsidiary of the Equitable, under which EDI receives payments at a rate equal to 0.25% of the average daily net assets attributable to the Class IB shares of each Portfolio except the Small Cap Growth Portfolio. The Small Cap Growth Portfolio Agreement provides that EDI will receive an annual fee not to exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in the ratio of expenses to average daily net assets attributable to Class IB shares equaling 1.20%.

   The Distribution Plans provide that EDI will use the payments received under the Agreements for services rendered (and expenses borne) in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. Since EDI's compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreements during any year may be more or less than its actual expenses. For this reason, the Distribution Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

4. Investment Transactions

   Investment security transactions, excluding short-term debt securities, for the year ended December 31, 1997 were as follows:

                                                         PURCHASES                          SALES
                                              -------------------------------- --------------------------------
                                                 STOCKS AND    U.S. GOVERNMENT    STOCKS AND    U.S. GOVERNMENT
PORTFOLIO                                     DEBT SECURITIES   AND AGENCIES   DEBT SECURITIES   AND AGENCIES
---------                                     ---------------   ------------   ---------------   ------------
Alliance Intermediate Government Securities    $           --  $  289,263,347   $           --  $  268,248,135
Alliance Quality Bond .......................     163,237,234     495,861,466      171,665,271     442,101,550
Alliance High Yield .........................   1,235,945,918              --    1,073,614,879              --
Alliance Growth and Income ..................     568,400,225              --      306,859,124              --
Alliance Equity Index .......................     414,309,473              --       22,554,753              --
Alliance Common Stock .......................   4,620,850,933              --    4,082,534,069              --
Alliance Global .............................     706,451,901              --      588,394,296              --
Alliance International ......................     160,707,760              --      101,610,156              --
Alliance Aggressive Stock ...................   5,505,273,307              --    5,142,936,366              --
Alliance Small Cap Growth * .................     192,773,234              --       57,648,193              --
Alliance Conservative Investors .............     149,330,575     334,113,271      176,462,757     312,290,578
Alliance Balanced ...........................   1,025,160,528   1,195,953,420    1,208,802,299   1,029,716,011
Alliance Growth Investors ...................   1,135,831,343     607,149,017    1,206,132,190     378,552,050

------------
* For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

   No activity is shown for the Alliance Money Market Portfolio since it trades exclusively in short-term debt securities.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   Transactions in options written for the year ended December 31, 1997 are summarized as follows:

                                                                ALLIANCE
                                                              COMMON STOCK
                                                               PORTFOLIO
                                                      ---------------------------
                                                       NUMBER OF      PREMIUMS
                                                       CONTRACTS      RECEIVED
                                                      ----------- ---------------
Options outstanding--January 1, 1997 ................    161,200    $  68,607,800
Options written .....................................  1,794,950      623,448,846
Options terminated in closing purchase transactions     (910,000)    (344,806,113)
Options expired .....................................   (306,750)    (103,999,855)
Options exercised ...................................   (374,150)    (139,689,978)
                                                       ---------    -------------
Options outstanding--December 31, 1997 ..............    365,250    $ 103,560,700
                                                       =========    =============

   The Portfolios (except for the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios) may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign securities holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. At December 31, 1997, the Alliance Quality Bond, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors Portfolios had outstanding forward currency contracts to buy/sell foreign currencies as follows:

                                        CONTRACT      COST ON       U.S. $      UNREALIZED
                                         AMOUNT     ORIGINATION    CURRENT     APPRECIATION
ALLIANCE QUALITY BOND PORTFOLIO:         (000'S)       DATE         VALUE     (DEPRECIATION)
--------------------------------         -------       ----         -----     --------------
FOREIGN CURRENCY BUY CONTRACTS
Canadian Dollars, settling 02/17/98  .      661     $  467,219    $  463,327     $ (3,892)
FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar, settling 01/12/98     11,949      8,017,325     7,785,968      231,357
Canadian Dollar, settling 02/17/98  ..      661        466,691       463,326        3,365
                                                                                 --------
                                                                                 $230,830
                                                                                 ========

                                                     CONTRACT       COST ON        U.S. $       UNREALIZED
                                                      AMOUNT      ORIGINATION     CURRENT      APPRECIATION
ALLIANCE GLOBAL PORTFOLIO:                            (000'S)        DATE          VALUE      (DEPRECIATION)
--------------------------                            -------        ----          -----      --------------
FOREIGN CURRENCY BUY CONTRACTS
Deutsche Marks, settling 01/23/98 ................      44,000   $ 25,292,444   $ 24,492,886    $ (799,558)
Irish Punts, settling 01/05/98 ...................         147        210,357        209,151        (1,206)
Japanese Yen, settling 02/27/98-04/14/98  ........   2,170,000     16,783,366     16,778,541        (4,825)
Netherlands Guilders, settling 01/23/98  .........      58,900     30,079,412     29,091,879      (987,533)
Swedish Krona, settling 01/02/98 .................       7,950      1,025,125      1,001,272       (23,853)
FOREIGN CURRENCY SALE CONTRACTS
British Pounds, settling 01/02/98 ................         700      1,167,348      1,150,313        17,035
Deutsche Marks, settling 01/02/98-01/23/98  ......      44,160     25,102,287     24,581,827       520,460
Finnish Markka, settling 01/02/98 ................       2,200        409,112        403,599         5,513
French Franc, settling 01/02/98 ..................       7,000      1,178,928      1,163,081        15,847
Japanese Yen, settling 02/27/98-04/14/98  ........  13,270,000    109,655,596    103,021,611     6,633,985
Netherlands Guilders, settling 01/02/98-01/23/98        60,300     30,410,102     29,782,333       627,769
Norwegian Krone, settling 01/02/98 ...............         480         65,964         64,990           974
                                                                                                ----------
                                                                                                $6,004,608
                                                                                                ==========

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

                                                     CONTRACT      COST ON       U.S. $       UNREALIZED
                                                      AMOUNT     ORIGINATION     CURRENT     APPRECIATION
ALLIANCE INTERNATIONAL PORTFOLIO:                    (000'S)        DATE          VALUE     (DEPRECIATION)
---------------------------------                    -------        ----          -----     --------------
FOREIGN CURRENCY BUY CONTRACTS
Deutsche Marks, settling 01/02/98-01/23/98  ......     10,240    $ 5,885,470   $ 5,699,277    $ (186,193)
Japanese Yen, settling 02/27/98-04/14/98  ........    872,000      6,789,467     6,751,775       (37,692)
Netherlands Guilders, settling 01/23/98  .........      8,100      4,136,558     4,000,751      (135,807)
FOREIGN CURRENCY SALE CONTRACTS
Belgian Franc, settling 01/02/98 .................      1,600         43,688        43,184           504
Deutsche Marks, settling 01/02/98-01/23/98  ......     10,410      5,907,722     5,793,777       113,945
Finnish Markka, settling 01/02/98 ................      1,300        241,748       238,490         3,258
Japanese Yen, settling 01/05/98-04/14/98  ........  4,652,000     38,312,357    36,098,497     2,213,860
Netherlands Guilders, settling 01/02/98-01/23/98        8,460      4,265,786     4,178,296        87,490
                                                                                              ----------
                                                                                              $2,059,365
                                                                                              ==========

                                             CONTRACT      COST ON       U.S. $       UNREALIZED
                                              AMOUNT     ORIGINATION     CURRENT     APPRECIATION
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:    (000'S)       DATE          VALUE     (DEPRECIATION)
------------------------------------------    -------       ----          -----     --------------
FOREIGN CURRENCY BUY CONTRACTS
French Franc, settling 01/23/98-01/30/98  .    11,106    $1,870,275    $1,847,854      $(22,421)
Deutsche Marks, settling 01/02/98  ........     1,870     1,073,663     1,039,495       (34,168)
Japanese Yen, settling 02/27/98 ...........    56,000       432,305       432,825           520
Netherlands Guilders, settling 01/02/98  ..     1,940       989,579       956,773       (32,806)
Norwegian Krone, settling 01/23/98  .......     2,500       347,301       338,969        (8,332)
Spanish Peseta, settling 01/23/98  ........    90,000       600,200       591,072        (9,128)
Swedish Krona, settling 01/02/98-01/23/98       2,756       359,907       347,254       (12,653)
FOREIGN CURRENCY SALE CONTRACTS
British Pounds, settling 01/07/98  ........        28        45,244        45,461          (217)
Deutsche Marks, settling 01/02/98  ........     1,870     1,048,059     1,039,495         8,564
French Franc, settling 01/23/98 ...........    11,000     1,859,663     1,830,216        29,447
Japanese Yen, settling 01/06/98-04/14/98  .   358,673     2,962,975     2,784,133       178,842
Netherlands Guilders, settling 01/02/98  ..     1,940       964,910       956,772         8,138
Norwegian Krone, settling 01/23/98  .......     2,500       348,058       338,969         9,089
Spanish Peseta, settling 01/23/98  ........    90,000       602,208       591,072        11,136
Swedish Krona, settling 01/02/98-01/23/98       2,328       307,119       293,356        13,763
                                                                                       --------
                                                                                       $139,774
                                                                                       ========

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

                                              CONTRACT      COST ON        U.S. $       UNREALIZED
                                               AMOUNT     ORIGINATION     CURRENT      APPRECIATION
ALLIANCE BALANCED PORTFOLIO:                  (000'S)        DATE          VALUE      (DEPRECIATION)
----------------------------                  -------        ----          -----      --------------
FOREIGN CURRENCY BUY CONTRACTS
French Franc, settling 01/23/98 ...........     99,000    $16,671,017   $16,471,943     $ (199,074)
Deutsche Marks, settling 01/02/98  ........     17,300      9,932,824     9,616,721       (316,103)
Japanese Yen, settling 02/27/98-04/14/98  .  1,000,000      7,838,089     7,753,716        (84,373)
Netherlands Guilders, settling 01/02/98  ..     17,600      8,977,622     8,679,999       (297,623)
Norwegian Krone, settling 01/23/98  .......     22,000      3,056,252     2,982,930        (73,322)
Spanish Peseta, settling 01/23/98  ........    800,000      5,335,112     5,253,975        (81,137)
Swedish Krona, settling 01/23/98 ..........     13,000      1,700,062     1,638,400        (61,662)
FOREIGN CURRENCY SALE CONTRACTS
British Pounds, settling 01/07/98  ........        229        375,646       375,403            243
Deutsche Marks, settling 01/02/98  ........     17,300      9,695,951     9,616,721         79,230
French Franc, settling 01/23/98-01/30/98  .     99,457     16,812,017    16,547,968        264,049
Japanese Yen, settling 01/05/98-04/14/98  .  3,988,798     32,900,946    30,969,984      1,930,962
Netherlands Guilders, settling 01/02/98  ..     17,600      8,753,823     8,679,999         73,824
Norwegian Krone, settling 01/23/98  .......     22,000      3,062,915     2,982,930         79,985
Spanish Peseta, settling 01/23/98  ........    800,000      5,352,961     5,253,975         98,986
Swedish Krona, settling 01/05/98-01/23/98       13,795      1,816,583     1,738,550         78,033
                                                                                        ----------
                                                                                        $1,492,018
                                                                                        ==========

                                                     CONTRACT      COST ON       U.S. $       UNREALIZED
                                                      AMOUNT     ORIGINATION     CURRENT     APPRECIATION
ALLIANCE GROWTH INVESTORS PORTFOLIO:                 (000'S)        DATE          VALUE     (DEPRECIATION)
------------------------------------                 -------        ----          -----     --------------
FOREIGN CURRENCY BUY CONTRACTS
British Pounds, settling 01/08/98 ................         65    $   108,622   $   107,420    $   (1,202)
French Franc, settling 01/30/98 ..................      3,653        608,562       608,068          (494)
Deutsche Marks, settling 01/02/98-01/23/98  ......     22,980     13,206,726    12,788,720      (418,006)
Japanese Yen, settling 01/05/98-04/14/98  ........  1,168,671      9,067,606     9,040,016       (27,590)
Netherlands Guilders, settling 01/23/98  .........     18,900      9,651,967     9,335,085      (316,882)
Swedish Krona, settling 01/02/98 .................      9,168      1,182,065     1,154,672       (27,393)
FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars, settling 01/02/98 ............        132         85,276        86,274          (998)
British Pounds, settling 01/06/98 ................        137        227,385       225,848         1,537
Canadian Dollars, settling 01/02/98 ..............         54         36,927        37,579          (652)
Deutsche Marks, settling 01/02/98-01/23/98  ......     22,980     13,029,701    12,788,720       240,981
French Franc, settling 01/30/98 ..................      1,135        189,471       188,841           630
Indonesian Rupiah, settling 01/02/98-01/07/98  ...      9,315          1,595         1,693           (98)
Japanese Yen, settling 01/05/98-04/14/98  ........  6,217,997     51,324,595    48,270,138     3,054,457
Netherlands Guilders, settling 01/05/98-01/23/98       19,317      9,738,946     9,540,548       198,398
                                                                                              ----------
                                                                                              $2,702,688
                                                                                              ==========

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

   As of December 31, 1997, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

                                                                      GROSS UNREALIZED
                                                              --------------------------------  NET UNREALIZED
                                                  COST OF                                        APPRECIATION
PORTFOLIO                                       INVESTMENTS     APPRECIATION     DEPRECIATION   (DEPRECIATION)
---------                                       -----------     ------------     ------------   --------------
Alliance Money Market .......................  $  551,106,796  $      113,321   $      (1,450)  $      111,871
Alliance Intermediate Government Securities       113,600,359       1,418,742         (81,837)       1,336,905
Alliance Quality Bond .......................     198,044,047       1,526,456        (488,133)       1,038,323
Alliance High Yield .........................     402,787,235      10,488,392      (3,831,357)       6,657,035
Alliance Growth and Income ..................     511,230,453      85,982,551     (13,121,234)      72,861,317
Alliance Equity Index .......................     717,468,668     230,719,482      (9,632,048)     221,087,434
Alliance Common Stock .......................   7,105,768,791   2,818,811,560    (199,170,219)   2,619,641,341
Alliance Global .............................   1,080,321,370     279,910,104    (138,571,829)     141,338,275
Alliance International ......................     196,445,985      26,360,668     (39,855,124)     (13,494,456)
Alliance Aggressive Stock ...................   4,074,878,825     759,226,094    (349,159,577)     410,066,517
Alliance Small Cap Growth ...................     153,262,271       8,273,490      (7,682,047)         591,443
Alliance Conservative Investors .............     291,571,008      22,817,939      (3,133,104)      19,684,835
Alliance Balanced ...........................   1,533,148,635     209,288,194     (30,695,116)     178,593,078
Alliance Growth Investors ...................   1,486,000,218     234,997,062     (63,640,072)     171,356,990

   During the year ended December 31, 1997, the Alliance Intermediate Government Securities and Alliance Quality Bond Portfolios utilized available capital loss carryforwards of $999,418 and $4,993,810, respectively.

   The Alliance Intermediate Government Securities Portfolio had net capital loss carryforwards of $8,831,948 (of which $8,349,809 expires in the year 2002 and $482,139 expires in the year 2004). To the extent the above losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

5. Capital Share Transactions

   At December 31, 1997, there was an unlimited number of shares of beneficial interest (Shares), without par value, available for issuance by the Board of Trustees. Shares are divided into two classes, designated Class IA and Class IB for each Portfolio.

   Transactions in Shares were as follows:

                                                             ALLIANCE
                                 ALLIANCE                  INTERMEDIATE                 ALLIANCE                   ALLIANCE
                               MONEY MARKET           GOVERNMENT SECURITIES           QUALITY BOND               HIGH YIELD
                                PORTFOLIO                   PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                        ------------------------     ----------------------     ----------------------     ----------------------
                                YEAR ENDED                  YEAR ENDED                 YEAR ENDED                YEAR ENDED
                               DECEMBER 31,                DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                           1997          1996           1997        1996           1997        1996           1997        1996
                        -----------  -----------     ----------  ----------     ----------  ----------     ----------  ----------
Class IA
--------
Shares sold .........    88,164,162   49,765,857      4,317,481   3,938,806      5,108,456   2,872,392     15,273,062   7,067,122
Shares issued in
 reinvestment of
 dividends and
 distributions ......     2,138,588    1,878,824        605,567     496,768      1,161,537   1,135,383      3,903,981   2,737,878
                        -----------  -----------     ----------  ----------     ----------  ----------     ----------  ----------
Total shares issued      90,302,750   51,644,681      4,923,048   4,435,574      6,269,993   4,007,775     19,177,043   9,805,000
Shares redeemed  ....   (91,686,416) (44,125,860)    (2,249,794) (2,495,957)    (1,749,691) (4,048,559)    (4,915,625) (2,158,843)
                        -----------  -----------     ----------  ----------     ----------  ----------     ----------  ----------
Net increase
 (decrease) .........    (1,383,666)   7,518,821      2,673,254   1,939,617      4,520,302     (40,784)    14,261,418   7,646,157
                        ===========  ===========     ==========  ==========     ==========  ==========     ==========  ==========

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

                                ALLIANCE                     ALLIANCE                  ALLIANCE                   ALLIANCE
                            GROWTH AND INCOME              EQUITY INDEX              COMMON STOCK                  GLOBAL
                                PORTFOLIO                   PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                         -----------------------    -----------------------    -----------------------     -----------------------
                               YEAR ENDED                  YEAR ENDED                 YEAR ENDED                  YEAR ENDED
                              DECEMBER 31,                DECEMBER 31,               DECEMBER 31,                DECEMBER 31,
                            1997         1996          1997         1996          1997         1996           1997         1996
                         ----------   ----------    ----------   ----------    ----------   ----------     ----------   ----------
Class IA
--------
Shares sold ..........   17,042,406    9,026,248    25,418,356   16,152,780    50,744,225   43,446,898     13,465,598   15,536,853
Shares issued in
 reinvestment of
 dividends and
 distributions .......    2,393,845    1,157,520       723,055    1,372,168    35,866,900   39,581,929      5,883,409    3,493,773
                         ----------   ----------    ----------   ----------    ----------   ----------     ----------   ----------
Total shares issued...   19,436,251   10,183,768    26,141,411   17,524,948    86,611,125   83,028,827     19,349,007   19,030,626
Shares redeemed ......   (1,171,007)    (730,115)   (3,834,705)  (4,670,841)  (18,396,632) (15,634,826)    (8,663,149)  (3,682,913)
                         ----------   ----------    ----------   ----------    ----------   ----------     ----------   ----------
Net increase .........   18,265,244    9,453,653    22,306,706   12,854,107    68,214,493   67,394,001     10,685,858   15,347,713
                         ==========   ==========    ==========   ==========    ==========   ==========     ==========   ==========

                                ALLIANCE                       ALLIANCE                 ALLIANCE                ALLIANCE
                              INTERNATIONAL                AGGRESSIVE STOCK         SMALL CAP GROWTH     CONSERVATIVE INVESTORS
                                PORTFOLIO                     PORTFOLIO                PORTFOLIO               PORTFOLIO
                         ------------------------      -------------------------   -----------------     -----------------------
                               YEAR ENDED                     YEAR ENDED              MAY 1, 1997*             YEAR ENDED
                              DECEMBER 31,                   DECEMBER 31,                  TO                 DECEMBER 31,
                           1997           1996           1997            1996      DECEMBER 31, 1997      1997           1996
                         ----------    ----------      ----------     ----------   -----------------    ---------      ---------
Class IA
--------------------
Shares sold .........    17,702,398    12,450,977      34,847,127     28,813,436       12,473,113       2,875,061      4,420,391
Shares issued in
 reinvestment of
 dividends and
 distributions ......     1,469,420       409,789      11,233,155     18,391,950          185,690       1,809,193      1,758,154
                         ----------    ----------      ----------     ----------       ----------       ---------      ---------
Total shares issued      19,171,818    12,860,766      46,080,282     47,205,386       12,658,803       4,684,254      6,178,545
Shares redeemed  ....   (13,816,916)   (2,284,561)    (27,155,091)   (15,090,379)      (4,992,168)     (3,816,982)    (3,042,720)
                         ----------    ----------      ----------     ----------       ----------       ---------      ---------
Net increase ........     5,354,902    10,576,205      18,925,191     32,115,007        7,666,635         867,272      3,135,825
                         ==========    ==========      ==========     ==========       ==========       =========      =========

                                    ALLIANCE                      ALLIANCE
                                    BALANCED                  GROWTH INVESTORS
                                    PORTFOLIO                    PORTFOLIO
                          ----------------------------- ----------------------------
                                   YEAR ENDED                    YEAR ENDED
                                  DECEMBER 31,                  DECEMBER 31,
CLASS IA                       1997           1996           1997          1996
------------------------  -------------- -------------  ------------- -------------
Shares sold .............     3,662,533     3,826,284      9,706,135    17,024,570
Shares issued in
 reinvestment of
 dividends and
 distributions ..........     8,034,691    11,161,085      6,731,864     9,635,249
                             ----------    ----------     ----------    ----------
Total shares issued  ....    11,697,224    14,987,369     16,437,999    26,659,819
Shares redeemed .........   (12,097,554)   (7,431,615)    (4,231,449)   (1,643,924)
                             ----------    ----------     ----------    ----------
Net increase (decrease)        (400,330)    7,555,754     12,206,550    25,015,895
                             ==========    ==========     ==========    ==========

------------
* Commencement of operations.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

                                                             ALLIANCE
                                                           INTERMEDIATE                                          ALLIANCE
                                  ALLIANCE                  GOVERNMENT                 ALLIANCE                 GROWTH AND
                                MONEY MARKET                SECURITIES                HIGH YIELD                  INCOME
                                  PORTFOLIO                 PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                      --------------------------------- ----------------- --------------------------------- -----------------
                        YEAR ENDED    OCTOBER 2, 1996*     MAY 1, 1997*      YEAR ENDED    OCTOBER 2, 1996*    MAY 1, 1997*
                       DECEMBER 31,          TO                 TO          DECEMBER 31,          TO                TO
CLASS IB                   1997       DECEMBER 31, 1996 DECEMBER 31, 1997       1997      DECEMBER 31, 1996  DECEMBER 31, 1997
--------              -------------- -----------------  ----------------- --------------  ----------------- -----------------
Shares sold .........   15,458,380         353,450           536,124         5,872,392          64,659           2,001,059
Shares issued in
 reinvestment of
 dividends and
 distributions ......      276,519           3,389             9,576           496,765           3,757             127,333
                        ----------         -------           -------         ---------          ------           ---------
Total shares issued     15,734,899         356,839           545,700         6,369,157          68,416           2,128,392
Shares redeemed  ....   (3,884,676)        (43,566)          (10,301)          (51,149)             --                (266)
                        ----------         -------           -------         ---------          ------           ---------
Net increase ........   11,850,223         313,273           535,399         6,318,008          68,416           2,128,126
                        ==========         =======           =======         =========          ======           =========

                           ALLIANCE                  ALLIANCE                          ALLIANCE                  ALLIANCE
                         EQUITY INDEX              COMMON STOCK                         GLOBAL                 INTERNATIONAL
                          PORTFOLIO                 PORTFOLIO                          PORTFOLIO                 PORTFOLIO
                      ----------------- --------------------------------- --------------------------------- -----------------
                         MAY 1, 1997*      YEAR ENDED    OCTOBER 2, 1996*    YEAR ENDED    OCTOBER 2, 1996*    MAY 1, 1997*
                              TO          DECEMBER 31,          TO          DECEMBER 31,          TO                TO
CLASS IB              DECEMBER 31, 1997       1997      DECEMBER 31, 1996       1997      DECEMBER 31, 1996  DECEMBER 31, 1997
--------              ----------------- --------------  ----------------- --------------  ----------------- -----------------
Shares sold .........        7,451          9,736,070         64,063         1,232,644          16,657            317,031
Shares issued in
 reinvestment of
 dividends and
 distributions ......           55            826,867          4,203            99,584             486             22,868
                             -----         ----------         ------         ---------          ------            -------
Total shares issued          7,506         10,562,937         68,266         1,332,228          17,143            339,899
Shares redeemed  ....       (1,926)           (29,575)            --          (103,224)            ---            (19,496)
                             -----         ----------         ------         ---------          ------            -------
Net increase ........        5,580         10,533,362         68,266         1,229,004          17,143            320,403
                             =====         ==========         ======         =========          ======            =======

                                                                               ALLIANCE
                                  ALLIANCE                   ALLIANCE        CONSERVATIVE                 ALLIANCE
                              AGGRESSIVE STOCK           SMALL CAP GROWTH      INVESTORS              GROWTH INVESTORS
                                  PORTFOLIO                 PORTFOLIO          PORTFOLIO                 PORTFOLIO
                      --------------------------------- ----------------- -----------------  ---------------------------------
                        YEAR ENDED    OCTOBER 2, 1996*     MAY 1, 1997*      MAY 1, 1997*      YEAR ENDED    OCTOBER 2, 1996*
                       DECEMBER 31,          TO                 TO                TO          DECEMBER 31,          TO
CLASS IB                   1997       DECEMBER 31, 1996 DECEMBER 31, 1997  DECEMBER 31, 1997      1997       DECEMBER 31, 1996
--------              -------------- -----------------  ----------------- -----------------  -------------- -----------------
Shares sold .........    1,856,882         16,059           3,666,066           467,751         1,855,983         26,902
Shares issued in
 reinvestment of
 dividends and
 distributions ......      175,796          1,035              91,565            20,199           130,747            571
                         ---------         ------           ---------           -------         ---------         ------
Total shares issued      2,032,678         17,094           3,757,631           487,950         1,986,730         27,473
Shares redeemed  ....      (15,597)           ---              (5,055)           (8,774)          (85,261)            (5)
                         ---------         ------           ---------           -------         ---------         ------
Net increase ........    2,017,081         17,094           3,752,576           479,176         1,901,469         27,468
                         =========         ======           =========           =======         =========         ======

------------
* Commencement of operations.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1997

6. Transactions with Affiliated Companies

   An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities. Investments in companies which were affiliates during the year ended December 31, 1997 are summarized as follows:

                                            MARKET VALUE                                 MARKET VALUE                     REALIZED
                                            DECEMBER 31,     PURCHASES       SALES       DECEMBER 31,    DIVIDEND           GAIN
                                                1996          AT COST       AT COST          1997         INCOME           (LOSS)
                                           -------------- -------------  ------------- --------------  ------------   ------------
ALLIANCE COMMON STOCK PORTFOLIO:
--------------------------------
CBL & Associates Properties, Inc. (a)  ... $   27,872,550  $         --   $  1,365,000  $   24,865,250  $1,399,008    $    345,043
Ceridian Corp ............................    148,432,500     5,701,500             --     174,774,688          --              --
Chris Craft Industries, Inc. (Class B)  ..     49,849,843            --             --      64,143,286          --              --
CompUSA, Inc. (a).........................     65,331,750    60,013,001    131,193,635              --          --      25,854,610
Regency Realty Corp. (a)..................     16,372,125            --      9,420,426       3,563,381     762,216       3,605,448
Teleport Communications Group, Inc.
 (Class A) ...............................        610,000   216,341,430     50,817,405     220,103,625          --      30,473,635
                                           --------------                              --------------  ------------   ------------
                                           $  308,468,768                               $  487,450,230  $2,161,224    $ 60,278,736
                                           ==============                              ==============  ============   ============
ALLIANCE AGGRESSIVE STOCK PORTFOLIO:
------------------------------------
Aames Financial Corp. (a) ................ $   39,907,350  $         --   $ 42,877,524  $           --  $   48,335    $ (9,329,592)
AK Steel Holding Corp. (a) ...............     52,554,637    73,027,066    115,247,008       7,421,675   1,719,840       1,150,485
Centocor, Inc. ...........................     66,044,550   153,361,306      1,564,875     167,463,625          --         538,805
Circuit City Stores, Inc.-Carmax Group ...             --   114,969,960      6,657,086      56,346,300          --      (1,898,235)
Comverse Technology, Inc. ................             --    82,646,377             --      72,520,500          --         431,918
Continental Airlines, Inc. (Class B)  ....     47,587,125    95,672,700             --     213,588,375          --              --
Crompton & Knowles Corp. .................     65,534,700    34,325,930        614,460     137,800,000     261,900         292,418
DT Industries, Inc. (a)...................     20,366,500    22,230,101     42,269,251              --      29,924      (3,199,546)
Chancellor Media Corp. (Class A)(a) ......     62,782,500    26,261,011     97,120,056              --          --     108,624,669
Harman International Industries, Inc. (a).     83,281,750    19,373,632     76,334,998              --     220,450     (15,768,300)
Medimmune, Inc. ..........................     17,205,700       389,200         84,900      57,443,925          --         818,670
Mohawk Industries, Inc. (a) ..............     27,068,800    19,900,747             --      69,103,125          --              --
National Steel Corp. (a)..................             --    28,264,493     28,264,495              --          --       3,035,056
Nine West Group, Inc. (a).................    144,356,100    17,605,733    133,671,638              --          --      12,984,585
Polymer Group, Inc. (a)...................     36,167,575            --     46,201,328              --          --     (22,064,281)
Security Capital Group, Inc. (Class B)  ..             --    40,510,428             --      38,509,250          --              --
Suburban Lodges of America ...............     15,078,400     6,099,725      6,680,579      12,034,500          --       2,551,018
Telephone & Data Systems, Inc. ...........    104,508,750    56,919,636     70,807,836     133,322,406     629,885      (3,646,115)
Tommy Hilfiger Corp.......................     54,110,400    38,382,299      7,604,889      68,124,937          --      (1,608,315)
Ultramar Diamond Shamrock Corp. (a) ......    132,338,671    12,303,736    104,934,966      34,750,125   4,075,705       6,800,077
Xtra Corp. (a) ...........................     59,701,350    13,514,957     78,406,603              --     614,880      (6,280,053)
                                           --------------                              --------------  ------------   ------------
                                           $1,028,594,858                               $1,068,428,743  $7,600,919    $ 73,433,264
                                           ==============                              ==============  ============   ============

------------
(a) Holdings represented less than 5% of outstanding shares at December 31, 1997, although ownership was above 5% for a period of time during the year.

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS
December 31, 1997

SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD(c)

ALLIANCE MONEY MARKET PORTFOLIO:

                                                                    CLASS IA                                    CLASS IB
                                            -------------------------------------------------------- -----------------------------
                                                                                                                       OCTOBER 2,
                                                             YEAR ENDED DECEMBER 31,                    YEAR ENDED      1996 TO
                                            --------------------------------------------------------   DECEMBER 31,   DECEMBER 31,
                                               1997        1996       1995        1994       1993*         1997          1996
                                            ---------- ----------  ---------- ----------  ---------- --------------   ------------
Net asset value, beginning of period (a) ..   $10.17      $10.16     $10.14      $10.12     $10.11        $10.16        $10.16
                                            ---------- ----------  ---------- ----------  ---------- --------------   ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................     0.54        0.54       0.57        0.41       0.30          0.52          0.11
 Net realized and unrealized gain (loss)
  on investments...........................       --       (0.01)        --          --         --            --          0.01
                                            ---------- ----------  ---------- ----------  ---------- --------------   ------------
 Total from investment operations..........     0.54        0.53       0.57        0.41       0.30          0.52          0.12
                                            ---------- ----------  ---------- ----------  ---------- --------------   ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....    (0.53)      (0.52)     (0.55)      (0.39)     (0.29)        (0.51)        (0.02)
 Dividends in excess of net investment
  income...................................       --          --         --          --         --            --         (0.10)
 Distributions from realized gains  .......    (0.00)         --         --          --         --         (0.00)           --
                                            ---------- ----------  ---------- ----------  ---------- --------------   ------------
 Total dividends and distributions  .......    (0.53)      (0.52)     (0.55)      (0.39)     (0.29)        (0.51)        (0.12)
                                            ---------- ----------  ---------- ----------  ---------- --------------   ------------
Net asset value, end of period.............   $10.18      $10.17     $10.16      $10.14     $10.12        $10.17        $10.16
                                            ========== ==========  ========== ==========  ========== ==============   ============
Total return (d)...........................     5.42%       5.33%      5.74%       4.02%      3.00%         5.16%         1.29%
                                            ========== ==========  ========== ==========  ========== ==============   ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........  $449,960    $463,422   $386,691    $325,391   $248,460      $123,675       $3,184
Ratio of expenses to average net assets ...     0.39%       0.43%      0.44%       0.42%      0.42%         0.63%         0.67% (b)
Ratio of net investment income to average
 net assets................................     5.28%       5.17%      5.53%       4.01%      2.91%         5.02%         4.94% (b)

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(e):

                                                                   CLASS IA                           CLASS IB
                                            ----------------------------------------------------- --------------
                                                                                                    MAY 1, 1997
                                                           YEAR ENDED DECEMBER 31,                       TO
                                            -----------------------------------------------------   DECEMBER 31,
                                               1997       1996       1995      1994       1993*         1997
                                            ---------- ---------  --------- ---------  ---------- --------------
Net asset value, beginning of period (a) ..   $ 9.29     $ 9.47     $ 8.87    $10.08     $10.53        $ 9.27
                                            ---------- ---------  --------- ---------  ---------- --------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................     0.53       0.54       0.58      0.65       0.59          0.32
 Net realized and unrealized gain (loss)
  on investments...........................     0.13      (0.19)      0.57     (1.08)      0.51          0.22
                                            ---------- ---------  --------- ---------  ---------- --------------
 Total from investment operations..........     0.66       0.35       1.15     (0.43)      1.10          0.54
                                            ---------- ---------  --------- ---------  ---------- --------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....    (0.51)     (0.53)     (0.55)    (0.78)     (0.68)        (0.38)
 Distributions from realized gains ........       --         --         --        --      (0.87)           --
                                            ---------- ---------  --------- ---------  ---------- --------------
 Total dividends and distributions ........    (0.51)     (0.53)     (0.55)    (0.78)     (1.55)        (0.38)
                                            ---------- ---------  --------- ---------  ---------- --------------
Net asset value, end of period.............   $ 9.44     $ 9.29     $ 9.47    $ 8.87     $10.08        $ 9.43
                                            ========== =========  ========= =========  ========== ==============
Total return (d)...........................     7.29%      3.78%     13.33%    (4.37)%    10.58%         5.83%
                                            ========== =========  ========= =========  ========== ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........  $115,114    $88,384   $71,780    $48,518   $158,511       $5,052
Ratio of expenses to average net assets ...     0.55%      0.56%      0.57%     0.56%      0.53%         0.81%(b)
Ratio of net investment income to average
 net assets................................     5.61%      5.73%      6.15%     6.75%      5.43%         5.15%(b)
Portfolio turnover rate....................      285%       318%       255%      133%       254%          285%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1997

ALLIANCE QUALITY BOND PORTFOLIO:

                                                                                     CLASS IA
                                                                   ---------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,             OCTOBER 1, 1993
                                                                   ---------------------------------------------         TO
                                                                      1997        1996       1995        1994    DECEMBER 31, 1993
                                                                   ---------- ----------  ---------- ----------  -----------------
Net asset value, beginning of period (a)..........................   $ 9.49      $ 9.61     $ 8.72      $ 9.82        $  10.00
                                                                   ---------- ----------  ---------- ----------  -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income............................................     0.60        0.57       0.57        0.66            0.11
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions...................................     0.24       (0.07)      0.88       (1.16)          (0.16)
                                                                   ---------- ----------  ---------- ----------  -----------------
 Total from investment operations.................................     0.84        0.50       1.45       (0.50)          (0.05)
                                                                   ---------- ----------  ---------- ----------  -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income.............................    (0.59)      (0.60)     (0.56)      (0.55)          (0.12)
 Dividends in excess of net investment income.....................       --       (0.02)        --          --              --
 Distributions in excess of realized gains........................       --          --         --          --           (0.01)
 Tax return of capital distributions..............................       --          --         --       (0.05)             --
                                                                   ---------- ----------  ---------- ----------  -----------------
 Total dividends and distributions................................    (0.59)      (0.62)     (0.56)      (0.60)          (0.13)
                                                                   ---------- ----------  ---------- ----------  -----------------
Net asset value, end of period....................................   $ 9.74      $ 9.49     $ 9.61      $ 8.72        $   9.82
                                                                   ========== ==========  ========== ==========  =================
Total return (d)..................................................     9.14%       5.36%     17.02%      (5.10)%         (0.51)%
                                                                   ========== ==========  ========== ==========  =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).................................  $203,233    $155,023   $157,443    $127,575       $104,832
Ratio of expenses to average net assets...........................     0.57%       0.59%      0.59%       0.59%           0.69%(b)
Ratio of net investment income to average net assets .............     6.19%       6.06%      6.13%       7.17%           4.62%(b)
Portfolio turnover rate...........................................      374%        431%       411%        222%             77%

ALLIANCE HIGH YIELD PORTFOLIO:

                                                                   CLASS IA                                   CLASS IB
                                            ------------------------------------------------------ -----------------------------
                                                                                                                    OCTOBER 2,
                                                            YEAR ENDED DECEMBER 31,                   YEAR ENDED      1996 TO
                                            ------------------------------------------------------   DECEMBER 31,  DECEMBER 31,
                                               1997        1996       1995       1994      1993*         1997          1996
                                            ---------- ----------  ---------- ---------  --------- -------------- --------------
Net asset value, beginning of period (a)  .   $10.02      $ 9.64     $ 8.91     $10.08     $ 9.15       $10.01        $10.25
                                            ---------- ----------  ---------- ---------  --------- -------------- --------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................     1.04        1.02       0.98       0.89       0.94         1.05          0.19
 Net realized and unrealized gain (loss)
  on investments ..........................     0.75        1.07       0.73      (1.17)      1.10         0.71          0.15
                                            ---------- ----------  ---------- ---------  --------- -------------- --------------
 Total from investment operations..........     1.79        2.09       1.71      (0.28)      2.04         1.76          0.34
                                            ---------- ----------  ---------- ---------  --------- -------------- --------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .....    (0.97)      (0.98)     (0.94)     (0.88)     (0.92)       (0.95)        (0.03)
 Dividends in excess of net investment
  income...................................       --       (0.03)     (0.04)     (0.01)        --           --         (0.25)
 Distributions from realized gains ........    (0.43)      (0.70)        --         --      (0.19)       (0.43)        (0.01)
 Distributions in excess of realized
  gains....................................       --          --         --         --         --           --         (0.29)
                                            ---------- ----------  ---------- ---------  --------- -------------- --------------
 Total dividends and distributions ........    (1.40)      (1.71)     (0.98)     (0.89)     (1.11)       (1.38)        (0.58)
                                            ---------- ----------  ---------- ---------  --------- -------------- --------------
Net asset value, end of period.............   $10.41      $10.02     $ 9.64     $ 8.91     $10.08       $10.39        $10.01
                                            ========== ==========  ========== =========  ========= ============== ==============
Total return (d)...........................    18.48%      22.89%     19.92%     (2.79)%    23.15%       18.19%         3.32%
                                            ========== ==========  ========== =========  ========= ============== ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........  $355,473    $199,360   $118,129    $73,895   $67,169      $66,338        $  685
Ratio of expenses to average net assets  ..     0.62%       0.59%      0.60%      0.61%      0.63%        0.88%         0.82%(b)
Ratio of net investment income to average
 net assets................................     9.82%       9.93%     10.34%      9.23%      9.52%        9.76%         8.71%(b)
Portfolio turnover rate ...................[PAGE 88]   390%   485%      350%       248%       280%         390%          485%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1997

ALLIANCE GROWTH AND INCOME PORTFOLIO:

                                                                           CLASS IA                                CLASS IB
                                                -------------------------------------------------------------  -----------------
                                                          YEAR ENDED DECEMBER 31,            OCTOBER 1, 1993      MAY 1, 1997
                                                ------------------------------------------         TO                TO
                                                   1997        1996       1995      1994    DECEMBER 31, 1993  DECEMBER 31, 1997
                                                ---------- ----------  --------- ---------  -----------------  -----------------
Net asset value, beginning of period (a).......  $  13.01    $  11.70   $  9.70    $  9.95        $10.00            $    13.42
                                                ---------- ----------  --------- ---------  -----------------    ---------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.........................      0.15        0.24      0.33       0.31          0.03                  0.05
 Net realized and unrealized gain (loss) on
  investments..................................      3.30        2.05      1.97      (0.36)        (0.06)                 2.91
                                                ---------- ----------  --------- ---------  -----------------    ---------------
 Total from investment operations..............      3.45        2.29      2.30      (0.05)        (0.03)                 2.96
                                                ---------- ----------  --------- ---------  -----------------    ---------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income..........     (0.15)      (0.23)    (0.30)     (0.20)        (0.02)                (0.09)
 Dividends in excess of net investment income .        --          --        --         --         (0.00)                   --
 Distributions from realized gains.............     (0.93)      (0.75)       --         --            --                 (0.93)
 Tax return of capital distributions...........        --          --        --         --         (0.00)                   --
                                                ---------- ----------  --------- ---------  -----------------    ---------------
 Total dividends and distributions.............     (1.08)      (0.98)    (0.30)     (0.20)        (0.02)                (1.02)
                                                ---------- ----------  --------- ---------  -----------------    ---------------
Net asset value, end of period.................  $  15.38    $  13.01   $ 11.70    $  9.70        $ 9.95            $    15.36
                                                ========== ==========  ========= =========  =================    ===============
Total return (d)...............................     26.90%      20.09%    24.07%     (0.58)%       (0.25)%               22.41%
                                                ========== ==========  ========= =========  =================    ===============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..............  $555,059    $232,080   $98,053    $31,522        $1,456               $32,697
Ratio of expenses to average net assets .......      0.58%       0.58%     0.60%      0.78%         2.70%(b)              0.83%(b)
Ratio of net investment income to average
 net assets ...................................      0.99%       1.94%     3.11%      3.13%         1.12%(b)              0.43%(b)
Portfolio turnover rate .......................        79%         88%       65%        52%           48%                   79%
Average commission rate paid (f)...............  $ 0.0586    $ 0.0604        --         --            --               $0.0586

ALLIANCE EQUITY INDEX PORTFOLIO:

                                                                                 CLASS IA                            CLASS IB
                                                           ---------------------------------------------------- -----------------
                                                                YEAR ENDED DECEMBER 31,         MARCH 1, 1994      MAY 1, 1997
                                                           ----------------------------------        TO                 TO
                                                              1997        1996       1995     DECEMBER 31, 1994 DECEMBER 31, 1997
                                                           ---------- ----------  ---------- -----------------  -----------------
Net asset value, beginning of period (a) .................  $  15.16    $  13.13   $   9.87        $ 10.00           $ 16.35
                                                           ---------- ----------  ---------- -----------------  -----------------

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................................      0.26        0.27       0.26           0.20              0.14
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ......................      4.64        2.65       3.32          (0.09)             3.48
                                                           ---------- ----------  ---------- -----------------  -----------------

 Total from investment operations.........................      4.90        2.92       3.58           0.11              3.62
                                                           ---------- ----------  ---------- -----------------  -----------------

 LESS DISTRIBUTIONS:
 Dividends from net investment income.....................     (0.25)      (0.25)     (0.22)         (0.20)            (0.17)
 Distributions from realized gains........................     (0.07)      (0.64)     (0.09)         (0.03)            (0.07)
 Distributions in excess of realized gains................        --          --      (0.01)         (0.01)               --
                                                           ---------- ----------  ---------- -----------------  -----------------

 Total dividends and distributions........................     (0.32)      (0.89)     (0.32)         (0.24)            (0.24)
                                                           ---------- ----------  ---------- -----------------  -----------------

Net asset value, end of period............................  $  19.74    $  15.16   $  13.13        $  9.87           $ 19.73
                                                           ========== ==========  ========== =================  =================

Total return (d)..........................................     32.58%      22.39%     36.48%          1.08%            22.28%
                                                           ========== ==========  ========== =================  =================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).........................  $943,631    $386,249   $165,785        $36,748           $   110
Ratio of expenses to average net assets...................      0.37%       0.39%      0.48%          0.49%(b)          0.62%(b)
Ratio of net investment income to average net assets .....      1.46%       1.91%      2.16%          2.42%(b)          1.10%(b)
Portfolio turnover rate...................................         3%         15%         9%             7%                3%
Average commission rate paid (f)..........................  $ 0.0309    $ 0.0306         --             --           $0.0309

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1997

ALLIANCE COMMON STOCK PORTFOLIO:

                                                                        CLASS IA
                                           ------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------------
                                               1997          1996         1995          1994         1993*
                                           ------------ ------------  ------------ ------------  ------------
Net asset value, beginning of period (a) .  $    18.23    $    16.48   $    13.36    $    14.65   $    13.49
                                           ------------ ------------  ------------ ------------  ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................        0.14          0.15         0.20          0.20         0.23
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions............................        5.12          3.73         4.12         (0.51)        3.10
                                           ------------ ------------  ------------ ------------  ------------
 Total from investment operations ........        5.26          3.88         4.32         (0.31)        3.33
                                           ------------ ------------  ------------ ------------  ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....       (0.11)        (0.15)       (0.20)        (0.19)       (0.23)
 Dividends in excess of net investment
  income..................................          --            --        (0.02)        (0.01)       (0.00)
 Distributions from realized gains .......       (1.77)        (1.76)       (0.95)        (0.77)       (1.94)
 Distributions in excess of realized
  gains...................................          --         (0.22)       (0.03)           --           --
 Tax return of capital distributions .....          --            --           --         (0.01)          --
                                           ------------ ------------  ------------ ------------  ------------
 Total dividends and distributions .......       (1.88)        (2.13)       (1.20)        (0.98)       (2.17)
                                           ------------ ------------  ------------ ------------  ------------
Net asset value, end of period............  $    21.61    $    18.23   $    16.48    $    13.36   $    14.65
                                           ============ ============  ============ ============  ============
Total return (d)..........................       29.40%        24.28%       32.45%        (2.14)%      24.84%
                                           ============ ============  ============ ============  ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $9,331,994    $6,625,390   $4,879,677    $3,466,245   $3,125,128
Ratio of expenses to average net assets ..        0.39%         0.38%        0.38%         0.38%        0.38%
Ratio of net investment income to average
 net assets...............................        0.69%         0.85%        1.27%         1.40 %       1.55%
Portfolio turnover rate...................          52%           55%          61%           52%          82%
Average commission rate paid (f)..........  $   0.0579    $   0.0565           --            --           --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                      CLASS IB
                                           ----------------------------
                                                            OCTOBER 2,
                                              YEAR ENDED      1996 TO
                                             DECEMBER 31,  DECEMBER 31,
                                                 1997          1996
                                           --------------  ------------
Net asset value, beginning of period (a) .     $  18.22       $ 17.90
                                           --------------  ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................         0.10          0.02
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions............................         5.11          1.52
                                           --------------  ------------
 Total from investment operations ........         5.21          1.54
                                           --------------  ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....        (0.08)        (0.00)
 Dividends in excess of net investment
  income..................................           --         (0.03)
 Distributions from realized gains .......        (1.77)        (0.16)
 Distributions in excess of realized
  gains...................................           --         (1.03)
 Tax return of capital distributions .....           --            --
                                           --------------  ------------
 Total dividends and distributions .......        (1.85)        (1.22)
                                           --------------  ------------
Net asset value, end of period............     $  21.58       $ 18.22
                                           ==============  ============
Total return (d)..........................        29.07%         8.49%
                                           ==============  ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........     $228,780       $ 1,244
Ratio of expenses to average net assets ..         0.64%         0.63%(b)
Ratio of net investment income to average
 net assets...............................         0.46%         0.61%(b)
Portfolio turnover rate...................           52%           55%
Average commission rate paid (f)..........     $ 0.0579       $0.0565

ALLIANCE GLOBAL PORTFOLIO:

                                                                    CLASS IA                                    CLASS IB
                                           ---------------------------------------------------------- ----------------------------
                                                                                                                       OCTOBER 2,
                                                             YEAR ENDED DECEMBER 31,                     YEAR ENDED     1996 TO
                                           ----------------------------------------------------------   DECEMBER 31,  DECEMBER 31,
                                               1997         1996       1995        1994       1993*         1997         1996
                                           ------------ ----------  ---------- ----------  ---------- -------------- -------------
Net asset value, beginning of period (a) .     16.92       $15.74     $13.87      $13.62     $11.41        $16.91       $ 16.57
                                           ------------ ----------  ---------- ----------  ---------- -------------- -------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................      0.17         0.21       0.26        0.20       0.08          0.12          0.02
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions............................      1.75         2.05       2.32        0.52       3.58          1.76          0.81
                                           ------------ ----------  ---------- ----------  ---------- -------------- -------------
 Total from investment operations ........      1.92         2.26       2.58        0.72       3.66          1.88          0.83
                                           ------------ ----------  ---------- ----------  ---------- -------------- -------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....     (0.36)       (0.21)     (0.25)      (0.17)     (0.15)        (0.33)           --
 Dividends in excess of net investment
  income..................................        --        (0.08)        --          --         --            --         (0.11)
 Distributions from realized gains .......     (1.19)       (0.79)     (0.42)      (0.28)     (1.30)        (1.19)        (0.10)
 Distributions in excess of realized
  gains...................................        --           --      (0.03)      (0.00)     (0.00)           --         (0.28)
 Tax return of capital distributions .....        --        (0.00)     (0.01)      (0.02)        --            --         (0.00)
                                           ------------ ----------  ---------- ----------  ---------- -------------- -------------
 Total dividends and distributions .......     (1.55)       (1.08)     (0.71)      (0.47)     (1.45)        (1.52)        (0.49)
                                           ------------ ----------  ---------- ----------  ---------- -------------- -------------
Net asset value, end of period............  $  17.29     $  16.92   $  15.74    $  13.87   $  13.62      $ 17.27       $ 16.91
                                           ============ ==========  ========== ==========  ========== ============== =============
Total return (d)..........................     11.66%       14.60%     18.81%       5.23 %    32.09%       11.38%         4.98%
                                           ============ ==========  ========== ==========  ========== ============== =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $1,203,867    $997,041   $686,140    $421,698   $141,257      $21,520       $   290
Ratio of expenses to average net assets ..        0.69%       0.60%      0.61%       0.69%      0.84%        0.97%         0.86%(b)
Ratio of net investment income to average
 net assets...............................        0.97%       1.28%      1.76%       1.41 %     0.62%        0.67%         0.48%(b)
Portfolio turnover rate...................          57%         59%        67%         71%       150%          57%           59%
Average commission rate paid (f)..........  $   0.0412    $ 0.0418         --          --         --      $0.0412       $0.0418

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1997

ALLIANCE INTERNATIONAL PORTFOLIO:

                                                                                   CLASS IA                      CLASS IB
                                                                  ----------------------------------------- -----------------
                                                                  YEAR ENDED DECEMBER 31,   APRIL 3, 1995      MAY 1, 1997
                                                                  -----------------------         TO               TO
                                                                      1997        1996    DECEMBER 31, 1995 DECEMBER 31, 1997
                                                                   ---------- ----------  ----------------- -----------------
Net asset value, beginning of period (a) .........................   $11.50      $10.87         $10.00            $11.39
                                                                   ---------- ----------  ----------------- -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income............................................     0.10        0.13           0.14              0.02
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ..................................    (0.45)       0.94           0.98             (0.31)
                                                                   ---------- ----------  ----------------- -----------------
 Total from investment operations.................................    (0.35)       1.07           1.12             (0.29)
                                                                   ---------- ----------  ----------------- -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income.............................    (0.32)      (0.10)         (0.07)            (0.28)
 Dividends in excess of net investment income.....................       --       (0.09)         (0.13)               --
 Distributions from realized gains................................    (0.56)      (0.25)         (0.05)            (0.56)
                                                                   ---------- ----------  ----------------- -----------------
 Total dividends and distributions................................    (0.88)      (0.44)         (0.25)            (0.84)
                                                                   ---------- ----------  ----------------- -----------------
Net asset value, end of period....................................   $10.27      $11.50         $10.87            $10.26
                                                                   ========== ==========  ================= =================
Total return (d)..................................................    (2.98)%      9.82%         11.29%            (2.54)%
                                                                   ========== ==========  ================= =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).................................  $190,611    $151,907       $28,684             $3,286
Ratio of expenses to average net assets...........................     1.08%       1.06%          1.03%(b)          1.38%(b)
Ratio of net investment income to average net assets .............     0.83%       1.10%          1.71%(b)          0.20%(b)
Portfolio turnover rate...........................................       59%         48%            56%               59%
Average commission rate paid (f)..................................   $0.0294    $0.0251           --              $0.0294

ALLIANCE AGGRESSIVE STOCK PORTFOLIO:

                                                                       CLASS IA
                                          ------------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------------
                                              1997          1996         1995          1994         1993*
                                          ------------ ------------  ------------ ------------  ------------
Net asset value, beginning of period
 (a).....................................    $35.85        $35.68       $30.63        $31.89       $29.81
                                          ------------ ------------  ------------ ------------  ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...................      0.04          0.09         0.10          0.04         0.09
 Net realized and unrealized gain (loss)
  on investments.........................      3.71          7.52         9.54         (1.26)        4.91
                                          ------------ ------------  ------------ ------------  ------------
 Total from investment operations .......      3.75          7.61         9.64         (1.22)        5.00
                                          ------------ ------------  ------------ ------------  ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...     (0.05)        (0.09)       (0.10)        (0.04)       (0.09)
 Dividends in excess of net investment
  income.................................        --         (0.00)          --            --           --
 Distributions from realized gains ......     (3.33)        (7.33)       (4.49)           --        (2.75)
 Distributions in excess of realized
  gains..................................        --         (0.02)          --            --        (0.07)
 Tax return of capital distributions ....        --            --           --         (0.00)       (0.01)
                                          ------------ ------------  ------------ ------------  ------------
 Total dividends and distributions ......     (3.38)        (7.44)       (4.59)        (0.04)       (2.92)
                                          ------------ ------------  ------------ ------------  ------------
Net asset value, end of period...........    $36.22        $35.85       $35.68        $30.63       $31.89
                                          ============ ============  ============ ============  ============
Total return (d).........................     10.94%        22.20%       31.63%        (3.81)%      16.77%
                                          ============ ============  ============ ============  ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......  $4,589,771    $3,865,256   $2,700,515    $1,832,164   $1,557,332
Ratio of expenses to average net assets .      0.54%         0.48%        0.49%         0.49%        0.49%
Ratio of net investment income (loss) to
 average net assets......................      0.11%         0.24%        0.28%         0.12 %       0.28%
Portfolio turnover rate..................       123%          108%         127%           92%          89%
Average commission rate paid (f) ........    $0.0571      $0.0263              --           --            --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                       CLASS IB
                                           ----------------------------
                                                             OCTOBER 2,
                                              YEAR ENDED       1996 TO
                                             DECEMBER 31,   DECEMBER 31,
                                                 1997           1996
                                           -------------- -------------
Net asset value, beginning of period
 (a).....................................       $35.83       $37.28
                                           -------------- -------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...................        (0.11)       (0.01)
 Net realized and unrealized gain (loss)
  on investments.........................         3.77         0.85
                                           -------------- -------------
 Total from investment operations .......         3.66         0.84
                                           -------------- -------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...        (0.03)          --
 Dividends in excess of net investment
  income.................................           --        (0.02)
 Distributions from realized gains ......        (3.33)       (0.23)
 Distributions in excess of realized
  gains..................................           --        (2.04)
 Tax return of capital distributions ....           --           --
                                           -------------- -------------
 Total dividends and distributions ......        (3.36)       (2.29)
                                           -------------- -------------
Net asset value, end of period...........       $36.13       $35.83
                                           ============== =============
Total return (d).........................        10.66%        2.32%
                                           ============== =============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......      $73,486      $   613
Ratio of expenses to average net assets .         0.81%        0.73% (b)
Ratio of net investment income (loss) to
 average net assets......................        (0.28)%      (0.10)%(b)
Portfolio turnover rate..................          123%         108%
Average commission rate paid (f) ........      $0.0571      $0.0263

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1997

ALLIANCE SMALL CAP GROWTH PORTFOLIO:

                                                                 CLASS IA          CLASS IB
                                                            ----------------- -----------------
                                                               MAY 1, 1997        MAY 1, 1997
                                                                    TO                TO
                                                            DECEMBER 31, 1997  DECEMBER 31, 1997
                                                            ----------------- -----------------
Net asset value, beginning of period (a) ..................       $10.00            $10.00
                                                            ----------------- -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.....................................         0.01             (0.01)
 Net realized and unrealized gain on investments  .........         2.65              2.65
                                                            ----------------- -----------------
 Total from investment operations..........................         2.66              2.64
                                                            ----------------- -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income......................        (0.01)            (0.00)
 Distributions from realized gains.........................        (0.30)            (0.30)
                                                            ----------------- -----------------
 Total dividends and distributions.........................        (0.31)            (0.30)
                                                            ----------------- -----------------
Net asset value, end of period.............................       $12.35            $12.34
                                                            ================= =================
Total return (d)...........................................        26.74%            26.57%
                                                            ================= =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..........................       $94,676           $46,324
Ratio of expenses to average net assets....................         0.95%(b)          1.15% (b)
Ratio of net investment income (loss) to average net
 assets....................................................         0.10%(b)         (0.12)%(b)
Portfolio turnover rate....................................           96%               96%
Average commission rate paid...............................      $0.0488            $0.0488

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:

                                                                              CLASS IA                              CLASS IB
                                                      -------------------------------------------------------- -----------------
                                                                       YEAR ENDED DECEMBER 31,                    MAY 1, 1997
                                                      --------------------------------------------------------       TO
                                                         1997        1996       1995        1994       1993*   DECEMBER 31, 1997
                                                      ---------- ----------  ---------- ----------  ---------- -----------------
Net asset value, beginning of period (a).............   $11.29      $11.52     $10.15      $11.12     $10.94         $11.29
                                                      ---------- ----------  ---------- ----------  ---------- -----------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income...............................     0.49        0.50       0.60        0.55       0.52           0.31
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions  ....     0.97        0.07       1.43       (1.00)      0.65           1.01
                                                      ---------- ----------  ---------- ----------  ---------- -----------------
 Total from investment operations....................     1.46        0.57       2.03       (0.45)      1.17           1.32
                                                      ---------- ----------  ---------- ----------  ---------- -----------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income................    (0.49)      (0.51)     (0.59)      (0.52)     (0.50)         (0.36)
 Dividends in excess of net investment income .......       --          --         --          --      (0.00)            --
 Distributions from realized gains...................    (0.37)      (0.27)     (0.07)         --      (0.49)         (0.37)
 Distributions in excess of realized gains ..........       --       (0.02)        --          --         --             --
                                                      ---------- ----------  ---------- ----------  ---------- -----------------
 Total dividends and distributions...................    (0.86)      (0.80)     (0.66)      (0.52)     (0.99)         (0.73)
                                                      ---------- ----------  ---------- ----------  ---------- -----------------
Net asset value, end of period.......................   $11.89      $11.29     $11.52      $10.15     $11.12         $11.88
                                                      ========== ==========  ========== ==========  ========== =================
Total return (d).....................................    13.25%       5.21%     20.40%      (4.10)%    10.76%         11.84%
                                                      ========== ==========  ========== ==========  ========== =================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)....................  $307,847    $282,402   $252,101    $173,691   $114,418        $5,694
Ratio of expenses to average net assets..............     0.57%       0.61%      0.59%       0.59%      0.60%          0.80%(b)
Ratio of net investment income to average net
 assets..............................................     4.17%       4.48%      5.48%       5.22%      4.49%          3.82%(b)
Portfolio turnover rate..............................      206%        181%       287%        228%       178%           206%
Average commission rate paid (f).....................   $0.0413    $0.0488       --          --         --           $0.0413

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1997

ALLIANCE BALANCED PORTFOLIO:

                                                                        CLASS IA
                                           ------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------------
                                               1997          1996         1995          1994         1993*
                                           ------------ ------------  ------------ ------------  ------------
Net asset value, beginning of period (a) .    $16.64        $16.76       $14.87        $16.67     $    16.19
                                           ------------ ------------  ------------ ------------  ------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................      0.58          0.53         0.54          0.45           0.50
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions............................      1.86          1.31         2.36         (1.78)          1.46
                                           ------------ ------------  ------------ ------------  ------------
 Total from investment operations ........      2.44          1.84         2.90         (1.33)          1.96
                                           ------------ ------------  ------------ ------------  ------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....     (0.59)        (0.53)       (0.54)        (0.44)         (0.50)
 Dividends in excess of net investment
  income..................................        --            --           --         (0.03)            --
 Distributions from realized gains .......     (0.91)        (1.40)       (0.47)           --          (0.95)
 Distributions in excess of realized
  gains...................................        --         (0.03)          --            --          (0.03)
 Tax return of capital distributions .....        --            --           --         (0.00)            --
                                           ------------ ------------  ------------ ------------  ------------
 Total dividends and distributions .......     (1.50)        (1.96)       (1.01)        (0.47)         (1.48)
                                           ------------ ------------  ------------ ------------  ------------
Net asset value, end of period............    $17.58        $16.64       $16.76        $14.87     $    16.67
                                           ============ ============  ============ ============  ============
Total return (d)..........................     15.06%        11.68%       19.75%        (8.02)%        12.28%
                                           ============ ============  ============ ============  ============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $1,724,089    $1,637,856   $1,523,142    $1,329,820   $1,364,640
Ratio of expenses to average net assets ..      0.45%         0.41%        0.40%         0.39%          0.39%
Ratio of net investment income to average
 net assets...............................      3.30%         3.15%        3.33%         2.87%          2.99%
Portfolio turnover rate...................       146%          177%         186%          115%            99%
Average commission rate paid (f)..........    $0.0409      $0.0516           --            --             --

ALLIANCE GROWTH INVESTORS PORTFOLIO:

                                                                      CLASS IA
                                           ------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                               1997          1996        1995        1994       1993*
                                           ------------ ------------  ---------- ----------  ----------
Net asset value, beginning of period (a) .    $17.20        $17.68      $14.66      $15.61    $  14.69
                                           ------------ ------------  ---------- ----------  ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................      0.41          0.40        0.57        0.50        0.43
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions............................      2.43          1.66        3.24       (0.98)       1.79
                                           ------------ ------------  ---------- ----------  ----------
 Total from investment operations ........      2.84          2.06        3.81       (0.48)       2.22
                                           ------------ ------------  ---------- ----------  ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....     (0.46)        (0.40)      (0.54)      (0.46)      (0.42)
 Dividends in excess of net investment
  income..................................        --         (0.03)      (0.01)      (0.01)         --
 Distributions from realized gains .......     (1.03)        (2.10)      (0.24)         --       (0.88)
 Distributions in excess of realized
  gains...................................        --         (0.01)         --          --          --
                                           ------------ ------------  ---------- ----------  ----------
 Total dividends and distributions .......     (1.49)        (2.54)      (0.79)      (0.47)      (1.30)
                                           ------------ ------------  ---------- ----------  ----------
Net asset value, end of period............    $18.55        $17.20      $17.68      $14.66    $  15.61
                                           ============ ============  ========== ==========  ==========
Total return (d)..........................     16.87%        12.61%      26.37%      (3.15)%     15.26%
                                           ============ ============  ========== ==========  ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........  $1,630,389    $1,301,643   $896,134    $492,478   $278,467
Ratio of expenses to average net assets ..     0.57%         0.57%       0.56%       0.59%        0.62%
Ratio of net investment income to average
 net assets...............................     2.18%         2.31%       3.43%       3.32%        2.71%
Portfolio turnover rate...................      121%          190%        107%        131%         118%
Average commission rate paid (f)..........    $0.0460      $0.0495         --          --           --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                        CLASS IB
                                            ------------------------------
                                                             OCTOBER 2,
                                              YEAR ENDED       1996 TO
                                             DECEMBER 31,    DECEMBER 31,
                                                 1997           1996
                                            --------------  --------------
Net asset value, beginning of period (a) .      $ 17.19         $ 16.78
                                            --------------  --------------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................         0.36            0.07
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions............................         2.43            0.71
                                            --------------  --------------
 Total from investment operations ........         2.79            0.78
                                            --------------  --------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....        (0.43)          (0.02)
 Dividends in excess of net investment
  income..................................           --           (0.09)
 Distributions from realized gains .......        (1.03)          (0.02)
 Distributions in excess of realized
  gains...................................           --           (0.24)
                                            --------------  --------------
 Total dividends and distributions .......        (1.46)          (0.37)
                                            --------------  --------------
Net asset value, end of period............      $ 18.52         $ 17.19
                                            ==============  ==============
Total return (d)..........................        16.58%           4.64%
                                            ==============  ==============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........      $35,730           $ 472
Ratio of expenses to average net assets ..         0.82%           0.84%(b)
Ratio of net investment income to average
 net assets...............................         1.88%           1.69%(b)
Portfolio turnover rate...................          121%            190%
Average commission rate paid (f)..........      $0.0460         $0.0495

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Concluded)
December 31, 1997

* Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

(a) Date as of which funds were first allocated to the Portfolios are as follows:

       Class IA:

       Alliance Common Stock Portfolio--June 16, 1975
       Alliance Money Market Portfolio--July 13, 1981
       Alliance Balanced Portfolio--January 27, 1986
       Alliance Aggressive Stock Portfolio--January 27, 1986
       Alliance High Yield Portfolio--January 2, 1987
       Alliance Global Portfolio--August 27, 1987
       Alliance Conservative Investors Portfolio--October 2, 1989
       Alliance Growth Investors Portfolio--October 2, 1989
       Alliance Intermediate Government Securities Portfolio--April 1, 1991 Alliance Quality Bond Portfolio--October 1, 1993
       Alliance Growth and Income Portfolio--October 1, 1993
       Alliance Equity Index Portfolio--March 1, 1994
       Alliance International Portfolio--April 3, 1995
       Alliance Small Cap Growth--May 1, 1997

       Class IB:

       Alliance Money Market, Alliance High Yield, Alliance Common Stock, Alliance Global, Alliance Aggressive Stock and Alliance Growth Investors Portfolios--October 2, 1996.
       Alliance Intermediate Government Securities, Alliance Growth and Income, Alliance Equity Index, Alliance International, Alliance Small Cap Growth and Alliance Conservative Investors Portfolios--May 1, 1997.

(b)    Annualized.

(c) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(e) On February 22, 1994, shares of the Alliance Intermediate Government Securities Portfolio of the Trust were substituted for shares of the Trust's Alliance Short-Term World Income Portfolio.

(f) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose its average commission rate paid per share for equity security trades on which commissions are charged.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The Hudson River Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Alliance Money Market Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance Quality Bond Portfolio, Alliance High Yield Portfolio, Alliance Growth and Income Portfolio, Alliance Equity Index Portfolio, Alliance Common Stock Portfolio, Alliance Global Portfolio, Alliance International Portfolio, Alliance Aggressive Stock Portfolio, Alliance Small Cap Growth Portfolio, Alliance Conservative Investors Portfolio, Alliance Balanced Portfolio and Alliance Growth Investors Portfolio (constituting the fourteen portfolios of The Hudson River Trust, hereafter referred to as the "Trust") at December 31, 1997, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
February 9, 1998